Exhibit 10.15

LITTELFUSE, INC. 401(K) RETIREMENT AND SAVINGS PLAN

ADOPTED USING

T. ROWE PRICE RETIREMENT PLAN SERVICES, INC.
PDS PREMIER™ VOLUME SUBMITTER 401(k) SAVINGS/PS PLAN
ADOPTION AGREEMENT NO. 001
WITH
BASE PLAN DOCUMENT NO. 01

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TABLE OF CONTENTS

SECTION 1. SERVICE PROVIDER INFORMATION 1
SECTION 2. PLAN SPONSOR INFORMATION 1
SECTION 3. PARTICIPATION BY OTHER EMPLOYERS 1
SECTION 4. GENERAL PLAN INFORMATION 1
SECTION 5. PLAN ADMINISTRATOR AND INVESTMENT FIDUCIARY INFORMATION 3
SECTION 6. MERGERS AND SPIN-OFFS 3
SECTION 7. GRANDFATHERED PROVISIONS 3
SECTION 8. PERMITTED CONTRIBUTIONS 3
SECTION 9. COVERED EMPLOYEES 4
SECTION 10. ELIGIBILITY FOR PARTICIPATION 7
SECTION 11. GENERAL SERVICE CREDITING PROVISIONS 10
SECTION 12. RETIREMENT DATES 11
SECTION 13. COMPENSATION 12
SECTION 14. EMPLOYEE CONTRIBUTIONS 15
SECTION 15. EMPLOYER MATCHING CONTRIBUTIONS 18
SECTION 16. EMPLOYER NONELECTIVE CONTRIBUTIONS. 21
SECTION 17. SAFE HARBOR EMPLOYER CONTRIBUTIONS 24
SECTION 18. EMPLOYER QUALIFIED NONELECTIVE CONTRIBUTIONS 25
SECTION 19. ADDITIONAL REQUIREMENTS FOR RECEIVING EMPLOYER CONTRIBUTIONS 25
SECTION 20. ALLOCATIONS FOR EMPLOYEES WHO DIE OR BECOME DISABLED WHILE ENGAGED IN QUALIFIED MILITARY SERVICE 26
SECTION 21. VESTING OF EMPLOYER CONTRIBUTIONS 27
SECTION 22. CONTRIBUTION LIMITATIONS 31
SECTION 23. INVESTMENT OF PARTICIPANT ACCOUNTS 32
SECTION 24. LOANS 33
SECTION 25. HARDSHIP WITHDRAWALS 34
SECTION 26. NON-HARDSHIP WITHDRAWALS 35
SECTION 27. TIMING OF DISTRIBUTIONS 38
SECTION 28. FORMS OF PAYMENT 39
SECTION 29. MISCELLANEOUS DISTRIBUTION PROVISIONS 41
SECTION 30. MISCELLANEOUS 41
SECTION 31. VOLUME SUBMITTER INFORMATION 43
SECTION 32. EXECUTION 43
ADDENDUM A
GRANDFATHERED PROVISIONS 48
ADDENDUM B
PLAN MERGERS 49
ADDENDUM C
AUTOMATIC CONTRIBUTION ARRANGEMENT WITH OPTIONAL AUTOMATIC ESCALATION FEATURE (NO QACA/EACA) 50
ADDENDUM D
CROSS-TESTED EMPLOYEE GROUP ALLOCATION FORMULA 54
ADDENDUM E
SUPERSEDING PLAN PROVISIONS 55
ADDENDUM F
INTERIM RETROACTIVE COMPLIANCE AMENDMENT EFFECTIVE DATES 56

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LITTELFUSE, INC. 401(K) RETIREMENT AND SAVINGS PLAN

ADOPTED USING

VOLUME SUBMITTER ADOPTION AGREEMENT NO. 001 WITH BASE PLAN DOCUMENT NO. 01

SECTION 1. SERVICE PROVIDER INFORMATION

1.1 SERVICE PROVIDER'S NAME AND ADDRESS

Name: T. Rowe Price Retirement Plan Services, Inc.

Address: P.O. Box 89000

Baltimore, MD 21289

SECTION 2. PLAN SPONSOR INFORMATION

2.1 PLAN SPONSOR NAME, ADDRESS, PHONE NUMBER, AND EMPLOYER IDENTIFICATION NUMBER (EIN)

Name: Littelfuse, Inc.

Address: 8755 W. Higgins Road, O'Hare Plaza, Suite 520

Chicago, IL 60631

Phone: (847) 824-1188

EIN: 36-3795742

2.2 PLAN SPONSOR'S FISCAL YEAR means the 12-consecutive month period:

a. ☒ Beginning on January 1st *(month day, e.g., January 1st).*

b. ☐ Other: ________________________________ *(must be the period used for IRS reporting purposes)*

2.3 TYPE OF ENTITY

a. ☒ C-corporation *(including LLC taxed as a corporation)*

b. ☐ Partnership *(including LLP)*

c. ☐ S-corporation

d. ☐ Tax exempt/not for profit

e. ☐ LLC taxed as a partnership or sole proprietorship

f. ☐ Professional services corporation

g. ☐ Professional employer organization *(employee leasing organization)*

h. ☐ Other: ________________________________ *(must be a legal entity recognized under federal income tax laws)*

SECTION 3. PARTICIPATION BY OTHER EMPLOYERS

3.1 PARTICIPATION BY OTHER EMPLOYERS

a. ☒ Single employer plan *(only the Plan Sponsor and/or Related Employers participate in the Plan.)*

i. ☐ All Related Employers participate in the Plan unless excluded in Section 9, Covered Employees, below

b. ☐ Multiple employer plan *(Plan may be adopted by un-related employers.)*

c. Each participating Employer shall complete a participation agreement and submit it to the Plan Sponsor or its agent. *(Each participating Employer must be a legal entity recognized under federal income tax laws.)*

SECTION 4. GENERAL PLAN INFORMATION

4.1 PLAN TYPE:

a. ☐ 401(k) only

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b. ☒ 401(k) and profit-sharing

c. ☐ Profit-sharing only

4.2 PLAN NAME: Littelfuse, Inc. 401(k) Retirement and Savings Plan

4.3 PLAN NUMBER: 002

4.4 PLAN EFFECTIVE DATES

a. ☐ This is a new Plan effective ____________________ *(month/day/year)*

i. ☐ The Plan includes a CODA that is effective after the Plan effective date. CODA effective date: ________________________________ *(month/day/year)*

(May not be earlier than the date the Employer adopts the CODA)

b. ☒ This is an amendment and restatement of a plan originally effective January 1, 1993 *(month/day/year)*. The effective date of this amendment and restatement is January 1, 2016 *(month/day/year)*. Except as otherwise specifically indicated in Section 4.5 or in the Interim Retroactive Compliance Amendment Effective Dates Addendum, the restated Plan applies only to Covered Employees who retire, die, or otherwise terminate their employment on or after the restatement effective date.

(If this is the initial PPA restatement of the Plan, the restatement effective date should be the 1st day of the current Plan Year. The Interim Retroactive Compliance Amendment Effective Dates Addendum includes appropriate retroactive effective dates to comply with law changes since EGTRRA.)

i. ☐ The Plan name was changed upon restatement. Prior plan name: ____________________________________

____

ii. ☐ The Plan includes a new CODA that is effective after the restatement effective date. CODA effective date: ________________________________ *(month/day/year)*

(May not be earlier than the date the Employer adopts the CODA)

4.5 VARYING EFFECTIVE DATES

a. ☐ Special effective dates apply to Plan provisions that cannot be specified elsewhere in this Adoption Agreement *(e.g., certain provisions are effective after the plan/restatement effective date)*. Other specified Plan provisions and their effective dates are:

____

____

____

Note: *Any special effective dates specified above must comply with Code Section 401(b).*

4.6 FROZEN PLAN

a. ☐ The Plan is frozen effective: ________________________*(month/day/year)*

(Regardless of any other Plan provisions, no further contributions shall be made by or on behalf of a Participant after the freeze effective date. If the Plan is freezing part way through a Plan Year, the Adoption Agreement will reflect the contribution provisions that were in effect prior to the freeze date.)

4.7 PLAN YEAR means:

a. The 12-consecutive-month period beginning January 1st and ending December 31st.

i. ☐ There has been a change in the Plan Year.

A. Original Plan Year is the 12-consecutive-month period beginning ________________ and ending ________________.

B. Short Plan Year due to change beginning on ________________ *(month/day/year)* and ending on ________________ *(month/day/year)*

ii. ☐ There is a short initial Plan Year beginning on ________________ *(Plan's original effective date: month/day/year)* and ending on ________________ *(month/day/year)*

4.8 LIMITATION YEAR MEANS:

a. ☒ Plan Year

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b. ☐ Plan Sponsor's fiscal year

c. ☐ Calendar year

d. ☐ Other specified 12-consecutive month period: ______________________________

SECTION 5. PLAN ADMINISTRATOR AND INVESTMENT FIDUCIARY INFORMATION

5.1 PLAN ADMINISTRATOR NAME, ADDRESS, AND TELEPHONE NUMBER

a. ☐ Plan Sponsor *(use Plan Sponsor's address and telephone number)*

b. ☒ Use name, address and telephone number below:

Name: Retirement Plan Committee

Address: 8755 W. Higgins Road, O'Hare Plaza, Suite 520

Chicago, IL 60631

Phone: (847) 824-1188

5.2 INVESTMENT FIDUCIARY NAME, ADDRESS, AND TELEPHONE NUMBER

a. ☒ Plan Sponsor *(use Plan Sponsor's address and telephone number)*

b. ☐ Plan Administrator *(use Plan Administrator's address and telephone number)*

c. ☐ Use name, address and telephone number below:

Name: ______________________________

Address: ______________________________

____

Phone: ______________________________

SECTION 6. MERGERS AND SPIN-OFFS

6.1 SPIN-OFF PLAN

a. ☐ The Plan is a spin-off from: ______________________________ *(name of other plan)*

6.2 MERGER DOCUMENTATION

a. ☒ Other plan(s) merged into the existing Plan *(provisions are found in the applicable Addendum)*.

SECTION 7. GRANDFATHERED PROVISIONS

7.1 ☐ **GRANDFATHERED ANNUITIES.**

7.2 ☒ **GRANDFATHERED IN-SERVICE WITHDRAWAL PROVISIONS.** *(provisions are found in the applicable Addendum)*

7.3 ☒ **GRANDFATHERED VESTING SCHEDULES.** *(provisions are found in the applicable Addendum)*

7.4 ☐ **GRANDFATHERED PROVISIONS FOR DETERMINING VESTED INTEREST UPON DISTRIBUTION WHILE PARTIALLY VESTED.**

7.5 ☐ **GRANDFATHERED TREATMENT OF FORFEITED AMOUNTS ON REEMPLOYMENT.**

SECTION 8. PERMITTED CONTRIBUTIONS

8.1 EMPLOYEE CONTRIBUTIONS. The Plan includes the following Employee Contributions: *(select all that apply)*

a. ☒ 401(k) Contributions

i. ☒ Pre-Tax 401(k) Contributions

ii. ☐ Roth 401(k) Contributions

b. ☒ After-Tax Contributions. The following type(s) of After-Tax Contributions are included in the Plan: *(select all that apply)*

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i. ☐ Ongoing After-Tax Contributions

ii. ☒ Transferred After-Tax Contributions

iii. ☐ Frozen After-Tax Contributions

c. ☒ Rollover Contributions.

8.2 EMPLOYER CONTRIBUTIONS. The Plan includes the following Employer Contributions: *(select all that apply)*

a. ☒ Current Nonelective Contributions

b. ☒ Prior Nonelective Contributions

c. ☐ Current Matching Contributions *(other than Safe Harbor Contributions)*

d. ☒ Prior Matching Contributions *(other than Prior Safe Harbor Contributions)*

e. ☒ QNECs

f. ☐ Prior Safe Harbor Contributions

g. ☒ Current Safe Harbor Contributions:

i. ☒ Non-QACA Safe Harbor Matching Contributions

ii. ☐ Non-QACA Safe Harbor Nonelective Contributions

iii. ☐ QACA Safe Harbor Matching Contributions

iv. ☐ QACA Safe Harbor Nonelective Contributions

h. ☐ Prior Money Purchase Pension Plan Contributions

i. ☐ Prevailing Wage Law Contributions

SECTION 9. COVERED EMPLOYEES

*(**Note:** Unless otherwise elected below, for purposes of Sections 9.1 and 9.2, Employee Contributions include 401(k) Contributions, Rollover Contributions, and After-Tax Contributions, as applicable. Unless otherwise elected below, for purposes of Sections 9.1 and 9.2, Matching Contributions include Regular, Additional Discretionary, and/or True-Up Matching Contributions and QMACs and Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions, as applicable.)*

9.1 COVERED EMPLOYEES INCLUDE. Subject to any exclusions selected in 9.2 below, Covered Employees include the following:

		All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor[1]
a.	All Employees of participating Employer	1. ☐ OR	2. ☒	3. ☐	4. ☐	5. ☒	6. ☒
b.	Only hourly rate Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
c.	Only salaried Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
d.	Only collectively-bargained Employees *(less than 50% of which are officers or executives)* Name of the union(s): ______________ ______________	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
e.	Only PEO worksite Employees[2]	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
	i. Covered Employees include Employees of the Plan Sponsor	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
f.	Only the following Employees[3]: Littelfuse, Inc. and Cole Hersee Company Employees	1. ☐ OR	2. ☐	3. ☐	4. ☒	5. ☐	6. ☐

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[1]**Note:** *Covered Employees for purposes of Safe Harbor Contributions should correspond to Covered Employees for 401(k) purposes.*

[2]**Note:** *PEO worksite employees are Employees compensated by the Plan Sponsor for providing services to an Employer pursuant to a service agreement between the Plan Sponsor and the Employer, provided that (i) the Plan Sponsor and the Employer classify such Employees as PEO worksite Employees and (ii) the Employer directs, supervises and controls their work.*

g. ☐ Covered Employees eligible to make After-Tax Contributions differ from Covered Employees eligible to make 401(k) Contributions

i. Fill in letter that corresponds to Employees described above who are eligible to make After-Tax Contributions: ________

A. ☐ If d is selected above, fill in name of union: ____________________

B. ☐ If f is selected above, fill in covered group[3]: ____________________

h. ☐ Covered Employees for Additional Discretionary Matching Contributions differ from Covered Employees identified above as eligible for Matching Contributions

i. Fill in letter that corresponds to Employees described above who are eligible for Additional Discretionary Matching Contributions: ________

A. ☐ If d is selected above, fill in name of union: ____________________

B. ☐ If f is selected above, fill in covered group[3]: ____________________

i. ☐ Covered Employees for True-Up Matching Contributions differ from Covered Employees identified above as eligible for Matching Contributions

i. Fill in letter that corresponds to Employees described above who are eligible for True-Up Matching Contributions: ________

A. ☐ If d is selected above, fill in name of union: ____________________

B. ☐ If f is selected above, fill in covered group[3]: ____________________

j. ☒ Covered Employees for Additional Discretionary Nonelective Contributions differ from Covered Employees identified above as eligible for Nonelective Contributions

i. Fill in letter that corresponds to Employees described above who are eligible for Additional Discretionary Nonelective Contributions: a.

A. ☐ If d is selected above, fill in name of union: ____________________

B. ☐ If f is selected above, fill in covered group3: ____________________

[3]**Note:** *If f is selected above for any contribution source, the covered class must be definitely determinable and may not be defined to restrict the NHCEs eligible to participate in the Plan to those NHCEs with the lowest amount of Compensation and/or shortest period of service and who may represent the minimum number of such Employees necessary to satisfy coverage under Code Section 410(b). If the covered class of Employees is defined by reference to their expected hours worked, any Employee who is excluded based solely on expected hours will nevertheless become a Covered Employee on the date he first reaches age 21 and has completed at least 1,000 Hours of Service in the 12-consecutive-month period beginning on his employment date or any Plan Year beginning after that date. The covered class may not be defined in a manner that excludes Employees on the basis of attainment of a specified maximum age.*

9.2 COVERED EMPLOYEES EXCLUDE. Select available options below:

*(**Note:** Persons classified by the Employer as independent contractors such that the Employer does not withhold income or employment taxes from their pay and who are recharacterized by the DOL, another agency, or a court as Employees of the Employer, are automatically excluded from coverage unless and until the Employer elects to extend coverage to such persons.)*

		All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor[1]
a.	Leased Employees	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒	6. ☒
b.	Self-Employed Individuals *(Either (1) the Employer has no Self-Employed Individuals; or (2) the Employer has Self-Employed Individuals and they are excluded from participating.)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
c.	Collectively-bargained Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
	i. Include bargained Employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

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covered by an agreement that provides for their participation.						
d.	Non-resident aliens who do not have United States source income	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒	6. ☒
e.	Highly Compensated Employees *(HCEs)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
f.	Partners	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
g.	Key employees	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
h.	Employees who are residents of Puerto Rico	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒	6. ☒
i.	Covered Employees acquired in an asset or stock acquisition, merger or similar transaction described in Code Section 410(b)(6)(C).	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
	i. Exclude such Employees until the earlier of (i) the date the Employer extends coverage to them or (ii) the end of the transition period under Code Section 410(b)(6)(C)(ii)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
	ii. Exclude such Employees until the Employer extends coverage to them	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
j.	Employees at the following locations:__________________ ________________________	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
k.	Employees who are ***not*** employed at the following covered location(s): __________________________ __________________________ __________________________	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
l.	Other excluded Employees[2]: Employees of SSAC, LLC	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒	6. ☒

[1]***Note:*** *Covered Employee exclusions for purposes of Safe Harbor Contributions should correspond to Covered Employee exclusions for 401(k) purposes, except exclusions of HCEs or exclusion of mandatorily disaggregated Employee groups (e.g., collectively bargained Employees and non-bargained Employees).*

m. ☐ Employees excluded from eligibility to make After-Tax Contributions differ from Employees excluded from eligibility to make 401(k) Contributions

i. Fill in letter(s) corresponding to Employees described above who are not eligible to make After-Tax Contributions: ______

A. ☐ If j is selected above, fill in excluded locations: ____

B. ☐ If k is selected above, fill in covered locations: ____

C. ☐ If l is selected above, fill in excluded group[2]: ____

n. ☐ Employees excluded from eligibility for Additional Discretionary Matching Contributions differ from Employees identified above as excluded from eligibility for Matching Contributions

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i. Fill in letter(s) corresponding to Employees described above who are not eligible for Additional Discretionary Matching Contributions: ______

A. ☐ If j is selected above, fill in excluded locations:

B. ☐ If k is selected above, fill in covered locations:

C. ☐ If l is selected above, fill in excluded group[2]: ______

o. ☐ Employees excluded from eligibility for True-Up Matching Contributions differ from Employees identified above as excluded from eligibility for Matching Contributions

i. Fill in letter(s) corresponding to Employees described above who are not eligible for True-Up Matching Contributions: ______

A. ☐ If j is selected above, fill in excluded locations: ______

B. ☐ If k is selected above, fill in covered locations:

C. ☐ If l is selected above, fill in excluded group[2]: ______

p. ☒ Employees excluded from eligibility for Additional Discretionary Nonelective Contributions differ from Employees identified above as excluded from eligibility for Nonelective Contributions

i. Fill in letter(s) corresponding to Employees described above who are not eligible for Additional Discretionary Nonelective Contributions: a.; d.; h.; and l.

A. ☐ If j is selected above, fill in excluded locations:

B. ☐ If k is selected above, fill in covered locations:

C. ☒ If l is selected above, fill in excluded group[2]: Employees of SSAC, LLC

(The restrictions described in the Note to l above apply if l is selected for Additional Discretionary Nonelective Contributions, e.g., the covered class may not be defined to restrict the eligible NHCEs to those with the lowest Compensation, and regardless of how the covered class is defined, the Plan will be administered in compliance with the minimum age and service requirements under Code Section 410(a).)

[2]***Note:*** *The covered class must be definitely determinable and may not be defined to restrict the NHCEs eligible to participate in the Plan to those NHCEs with the lowest amount of Compensation and/or shortest period of service and who may represent the minimum number of such Employees necessary to satisfy coverage under Code Section 410(b). If Employees are excluded on the basis of their expected hours worked, any Employee who is excluded based solely on expected hours will nevertheless become a Covered Employee on the date he first reaches age 21 and has completed at least 1,000 Hours of Service in the 12-consecutive-month period beginning on his employment date or any Plan Year beginning after that date. Employees may not be excluded on the basis of attainment of a specified maximum age.*

SECTION 10. ELIGIBILITY FOR PARTICIPATION

*(**Note:** Unless otherwise elected below, Employee Contributions include 401(k) Contributions, Rollover Contributions, and After-Tax Contributions, as applicable. Unless otherwise elected below, Matching Contributions include Regular, Additional Discretionary, and/or True-Up Matching Contributions and QMACs and Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions, as applicable.)*

10.1 AGE AND SERVICE REQUIREMENTS:

		All Contributions	Employee	Matching	Nonelective	QNEC	Safe Harbor
a.	Different age and/or service requirements apply for different Employee groups	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
b.	No age or service requirement	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
c.	Age requirement *(≤ 21)*	1. ☐ ________ OR	2. ☐ ____	3. ☐ ____	4. ☐ ____	5. ☐ ____	6. ☐ ____
d.	*(< 21)* for Covered Employees described below and age 21 for all others Group to which specified age applies: *(must be non-discriminatory, definitely determinable Employee group)*	1. ☐ ________ OR	2. ☐ ____	3. ☐ ____	4. ☐ ____	5. ☐ ____	6. ☐ ____
e.	1 year of Eligibility Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

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i. Hours of Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
ii. Elapsed time	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
f. 2 years of Eligibility Service *(Contributions must be 100% vested.)*	1. ☐ OR *(select only if ps only)*	2. N/A	3. ☐	4. ☐	5. N/A	6. N/A
i. Hours of Service	1. ☐ OR	2. N/A	3. ☐	4. ☐	5. N/A	6. N/A
ii. Elapsed time	1. ☐ OR	2. N/A	3. ☐	4. ☐	5. N/A	6. N/A
g. Specified number of days of service *(elapsed time) (≤ 365 for 401(k) Contributions; ≤ 730 for other contributions and if > 365 such contributions must be 100% vested)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
h. Specified number of months of service *(elapsed time) (≤ 12 for 401(k) Contributions; ≤ 24 for other contributions and if > 12 such contributions must be 100% vested)*	1. ☐ ________ OR	2. ☐ ____	3. ☐ ____	4. ☐ ____	5. ☐ ____	6. ☐ ____
i. Earlier of (i) the end of the specified number of consecutive months of employment, provided the Employee has completed the specified number of Hours of Service or (ii) 1 year of Eligibility Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
i. Required consecutive months of employment *(≤ 12)*	1. ____ OR	2. ____	3. ____	4. ____	5. ____	6. ____
ii. Required Hours of Service *(≤ 1,000)*	1. ____ OR	2. ____	3. ____	4. ____	5. ____	6. ____
A year of Eligibility Service is credited using the following method						
iii. Hours of Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
iv. Elapsed time	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
j. Employees who are regularly scheduled to work at least 1,000 hours per year must complete the specified number of months of employment, otherwise 1 year of Eligibility Service	1. ☐ ____ OR	2. ☐ ____	3. ☐ ____	4. ☐ ____	5. ☐ ____	6. ☐ ____
A year of Eligibility Service is credited using the following method:						
i. Hours of Service	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐
ii. Elapsed time	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐	6. ☐

k. ☐ Age and service requirements for eligibility to make After-Tax Contributions differ from eligibility requirements specified in the Table above for 401(k) Contributions

l. ☐ Age and service requirements for eligibility for Additional Discretionary Matching Contributions differ from eligibility requirements specified in the Table above for Matching Contributions

m. ☐ Age and service requirements for eligibility to make True-Up Matching Contributions differ from eligibility requirements specified in the Table above for Matching Contributions

n. ☐ Age and service requirements for eligibility for Additional Discretionary Nonelective Contributions differ from eligibility requirements specified in the Table above for Nonelective Contributions

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10.2 SPECIAL ELIGIBILITY SERVICE CREDITING PROVISIONS:

a. Hours of Service method *(complete if Hours of Service crediting is* selected in 10.1 *above)*

i. Specify the number of Hours of Service that must be completed in an eligibility computation period for one year of Eligibility Service:

A. ☐ 1,000 hours

B. ☐ Other: ______________ *(< 1,000)* hours

ii. ☐ The eligibility computation period switches to the Plan Year

iii. ☐ Covered Employees satisfy the Eligibility Service requirement upon completing the required number of hours without waiting until the end of the eligibility computation period

b. Breaks in Eligibility Service *(select all that apply)*

i. ☐ If a non-vested, former Employee is reemployed after 5 consecutive Breaks in Eligibility Service, his Eligibility Service earned before the break is excluded upon re-hire.[1]

A. ☐ 5-year break rule applies only if an Employee terminates employment before becoming eligible.

ii. ☐ If the Plan requires more than 1 year of Eligibility Service to participate, an Employee who terminates employment and incurs a Break in Eligibility Service before meeting the service requirement loses all prior Eligibility Service.

iii. ☐ If an Employee incurs a Break in Eligibility Service following termination of employment, his eligibility computation period under the Hours of Service method is re-determined using his reemployment date as the first day of the initial computation period *(must select if 10.2b.i or 10.2b.ii is selected above).*

[1]***Note:*** *A break in service under the elapsed time rules means a 12-consecutive-month period beginning on an Employee's Severance Date (and anniversaries of that date) in which he does not work any hours.*

10.3 ENTRY DATES

		All Contributions	Employee	Matching	Nonelective	Safe Harbor
a.	Daily	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
b.	First day of each calendar month	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐
c.	First day of each payroll period	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
d.	Quarterly: ____________________ *(month/day)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
e.	Semi-annually: ____________________ *(month/day)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
f.	Annually[1]: ____________________ *(month/day)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
g.	Other dates[1]:	1. ☐ ____ OR	2. ☐ ____	3. ☐ ____	4. ☐ ____	5. ☐ ____

[1]*Note: Entry Dates must be at least semi-annual if the age requirement is >20½ or the service requirement is > 6 months, unless 10.4c. is selected.*

10.4 EFFECTIVE DATE OF PARTICIPATION:

	Covered Employees are eligible to participate as of the Entry Date:	**All Contributions**	**Employee**	**Matching**	**Nonelective**	**Safe Harbor**
a.	Coinciding with or next following satisfaction of eligibility requirements[1]	1. ☒ OR	2. ☐	3. ☐	4. ☐	5. ☐
b.	Following satisfaction of eligibility requirements[1]	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
c.	Preceding satisfaction of eligibility requirements	1. N/A	2. N/A	3. ☐	4. ☐	5. ☐

[1]***Note:*** *These options may only be selected if (i) Entry Dates are at least semi-annual or (ii) any applicable age requirement is ≤ 20½ and any applicable service requirement is ≤ 6 months.*

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10.5 SPECIAL ENTRY PROVISIONS:

	All Contributions	Employee	Matching	Nonelective	Safe Harbor
a. Persons employed as of ____________ participate immediately regardless of whether they have met the following requirements:					
i. Age requirement	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
ii. Service requirement	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

SECTION 11. GENERAL SERVICE CREDITING PROVISIONS

11.1 ELAPSED TIME SERVICE CREDITING

a. ☐ Service is credited for approved leaves of up to 2 years

(Service under the elapsed time rules is only required to be credited to an Employee who is absent from employment without otherwise terminating for the 1st 12 months of absence. This option imputes service for up to an additional 12 months of absence. This imputed service may cause a discrimination issue if HCEs benefit more than non-HCEs.)

b. ☐ Service is credited for 2nd year of Maternity/Paternity Absence

(Under elapsed time rules, an Employee on a Maternity/Paternity Absence is required to receive service credit for the first 12 months of such absence. If he is absent for more than 12 months, the 2nd 12 months does not count as either service or a break in service. This option imputes service for the 2nd 12 months of Maternity/Paternity Absence. This imputed service may cause a discrimination issue if HCEs benefit more than non-HCEs.)

11.2 HOURS OF SERVICE CREDITING

a. Hours of Service credited during a paid absence are limited to 501 hours for any single absence, as permitted by DOL regulations. Absences due to qualified military leave are not subject to this restriction if the Employee returns to employment while his reemployment rights are protected.

11.3 SERVICE WITH OTHER EMPLOYERS

(Service with a Predecessor Employer that exceeds the 5-year safe harbor may result in discrimination in favor of HCEs.)

a. When will service with predecessor organization be credited?

i. ☐ Only if the Employer maintains plan of Predecessor Employer

ii. ☒ Regardless of whether Employer maintains plan of predecessor

b. ☐ Service with an Employer prior to its becoming part of the controlled group will be credited. The following will be credited:

i. ☐ Vesting Service

ii. ☐ Eligibility Service

iii. ☐ Service for purposes of meeting any applicable contribution allocation requirements

c. ☒ Prior service with other specified employers is credited for the following purposes:

	Eligibility Service	Vesting Service	Service for Contribution Allocation Requirements
i. Employer Name: SymCom, Inc. (including SSAC, LLC)	1. ☒	2. ☒	3. ☐
ii. Employer Name: Cole Hersee Company	1. ☒	2. ☒	3. ☐
iii. Employer Name: Hamlin, Incorporated	1. ☒	2. ☒	3. ☐

iv. ☐ The following limitations apply to service credited under the Plan for employment with another employer:

A. ☐ Only employment with the specified employer ***prior to*** the date specified below is included.

1. Employer Name: ______________________ Date: ________________________

2. Employer Name: ______________________ Date: ________________________

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3. Employer Name: ________________________ Date: __________________________

4. Employer Name: ________________________ Date: __________________________

B. ☐ Only employment with the specified employer ***on or after*** the date specified below is included.

1. Employer Name: ________________________ Date: __________________________

2. Employer Name: ________________________ Date: __________________________

3. Employer Name: ________________________ Date: __________________________

4. Employer Name: ________________________ Date: __________________________

C. ☐ Only employment with the specified employer while in the specified class is included.

1. Employer Name: ________________________ Eligible Employee Group:__________________________

2. Employer Name: ________________________ Eligible Employee Group:__________________________

3. Employer Name: ________________________ Eligible Employee Group:__________________________

4. Employer Name: ________________________ Eligible Employee Group:__________________________

(The employee groups identified above must be clearly defined and must not discriminate in favor of HCEs.)

SECTION 12. RETIREMENT DATES

12.1 NORMAL RETIREMENT AGE (NRA) means the:

a. ☐ Attainment of a specified age: ____________________*(≤ 65)*

b. ☒ Later of age 65 *(≤ 65)* or 5th *(≤ 5th)* anniversary of:

c. ☐ Separate NRA applies to a Participant's Prior Money Purchase Pension Plan Contributions *(see the Addendum re Grandfathered Provisions)*

Note: *If the Plan includes Prior Money Purchase Pension Plan Contributions, and a separate NRA is not selected for such contributions, the age selected for normal retirement must not be earlier than the earliest retirement age reasonably representative of the typical retirement age for the adopting employer's industry. Age 62 is a safe harbor that is deemed to meet this requirement. If the age is less than 62,the determination of whether the retirement age is reasonably representative of the industry is based on all the facts and circumstances. A Normal Retirement Age less than age 55 may not be selected for Prior Money Purchase Pension Plan Contributions under a pre-approved plan.*

12.2 NORMAL RETIREMENT DATE means the:

a. ☒ Participant's NRA above

b. ☐ First day of the month coinciding with or next following the Participant's NRA above

c. ☐ First day of the month next following the Participant's NRA above

d. ☐ First day of the month nearest the Participant's NRA above

12.3 EARLY RETIREMENT PROVISIONS

a. ☒ Plan includes early retirement provisions.

i. Requirements for early retirement are:

A. ☐ Attainment of a specified age: ________________*(< 65)*

B. ☒ Later of specified age: 55 *(< 65)* or completion of: 10 years of Vesting Service

ii. Early Retirement Date is the:

A. ☒ Date the Participant satisfies the early retirement requirements above

B. ☐ First day of the month coinciding with or next following the date the Participant satisfies the early retirement requirements above

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C. ☐ First day of the month next following the date the Participant satisfies the early retirement requirements above

SECTION 13. COMPENSATION

13.1 DEFINITION OF CONTRIBUTION COMPENSATION[1]

*(**Note**: References to Employee Contributions include 401(k) Contributions, After-Tax Contributions, and separate QNECs, as applicable. Matching Contributions include Regular, Additional Discretionary, and/or True-Up Matching Contributions. Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions.)*

	All Contributions	Employee[2]	Matching	Nonelective[3]	Safe Harbor[2]
Safe Harbor Compensation Definition					
a. W-2	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
b. W-2 less moving expenses only	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
c. Section 3401(a) wages for withholding purposes	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
d. General Section 415 *(all specific inclusions in 1.415(c)-2(b) and all specific exclusions in 1.415(c)-2(c))*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
e. Modified Section 415 *(safe harbor definition in 1.415(c)-2(d)(2)): includes only general inclusions in 1.415(c)-2(b)(1) or (2) and all specific exclusions under 1.415(c)-2(c))*	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒
Non-Safe Harbor Compensation Definition					
f. Base pay	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A
g. Total compensation excluding non-cash compensation	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A
h. Regular rate of pay	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A
i. Other[4]: ____________________ ____________________ ____________________	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. N/A

[1]Unless otherwise elected, Compensation (1) includes(i) amounts paid within the severance window described in Section 13.2 below if such amounts would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation and (ii) amounts deferred or excluded from taxable compensation under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b) and (2) excludes all other post-severance payments.

[2]A safe harbor definition of Compensation must be selected for Safe Harbor Contributions and for Employee contributions if the Plan is a QACA. However, non-safe-harbor exclusions (other than the exclusion of amounts above a specified dollar limit) may be selected, subject to testing under Code Section 414(s).

[3]If the Nonelective Contribution allocation formula is intended to satisfy the requirements for a design-based safe harbor, a safe harbor definition of Compensation must be selected. However, non-safe-harbor exclusions may be selected, subject to testing under Code Section 414(s).

[4]Compensation must be defined so that it is definitely determinable and does not discriminate in favor of HCEs.

13.2 ADJUSTMENTS TO CONTRIBUTION COMPENSATION - INCLUSIONS.

a. Contribution Compensation inclusions, as described in Section 13.2b below:

List # in 13.2b	All Contributions	Employee	Matching	Nonelective	Safe Harbor
i. *(deemed 125 contributions)*	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒
ii. *(post-severance accrued leave)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

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iii.	*(post-severance deferred comp)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
iv.	*(post severance disability payments)*	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

b. Description of Compensation inclusions:

i. Deemed 125 contributions. Where group health plan does not permit cash distribution in lieu of coverage unless Participant can certify that he has other health coverage, amounts not receivable because Participant cannot make requisite certification are treated as excluded under Code Section 125.

ii. Post-severance accrued leave. Includes accrued bona fide sick, vacation or other leave, but only if the Participant would have been able to use such leave if his employment had continued and such amounts would have been included in Compensation if paid prior to severance from employment[1]

iii. Post-severance deferred compensation. Includes amounts received by the Participant pursuant to a non-qualified, unfunded deferred compensation plan, but only if and to the extent (1) the Participant would have received such payment at the same time if he had continued in employment, (2) such amounts would have been included in Compensation if paid prior to severance from employment, and (3) the payment is includable in the Participant's gross income. [1]

iv. Post-severance amounts received by a Participant who is permanently and totally Disabled

A. ☐ Such amounts are only included in Compensation of non-HCEs

B. ☐ Such amounts are only included in Compensation for the following period: ______________

[1]To be included, such amounts must be paid no later than the end of the post-severance window, which ends the later of (i) 2½ months following severance or (2) the end of the year in which severance occurs.

13.3 ADJUSTMENTS TO CONTRIBUTION COMPENSATION - EXCLUSIONS.

a. Contribution Compensation <u>exclusions</u>, as described in Section 13.3b below:

	List # in 13.3b	All Contributions	Employee[1]	Matching	Nonelective[2]	Safe Harbor[1]
i.	(all elective contributions made by the participant that are not required to be included in taxable income)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
ii.	(elective contributions described in i above, except 401(k) Contributions)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
iii.	(reimbursements, expense allowances, fringe benefits, etc.)	1. ☐ OR	2. ☒	3. ☐	4. ☒	5. ☒
iv.	(bonuses)	1. ☐ OR	2. ☐	3. ☐	4. ☒	5. ☐
v.	(overtime)	1. ☐ OR	2. ☐	3. ☐	4. ☒	5. ☐
vi.	(commissions)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
vii.	(taxable value of stock)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
viii.	(regular post-severance compensation)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
ix.	(pre-participation Compensation)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
x.	(differential pay)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
xi.	(Compensation exceeding specified dollar amount)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐
xii.	(Other amounts)	1. ☐ OR	2. ☐	3. ☐	4. ☒	5. ☐
xiii.	(Special exclusions for HCEs)	1. ☐ OR	2. ☐	3. ☐	4. ☐	5. ☐

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[1]A safe harbor definition of Compensation must be selected for Safe Harbor Contributions and for Employee contributions if the Plan is a QACA. However, non-safe-harbor exclusions (other than the exclusion of amounts above a specified dollar limit) may be selected, subject to testing under Code Section 414(s).

[2]If the Nonelective Contribution allocation formula is intended to satisfy the requirements for a design-based safe harbor, a safe harbor definition of Compensation must be selected. However, non-safe-harbor exclusions (described in iv through xii in 13.3b below) may be selected, subject to testing under Code Section 414(s).

b. Description of Compensation exclusions:

i. Exclude amounts deferred or excluded from taxable compensation under Code Section 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)

ii. Exclude amounts described in i above, except for 401(k) Contributions

iii. Exclude reimbursements or other expense allowances, fringe benefits, moving expenses, deferred compensation, and welfare benefits.

iv. Exclude bonuses

v. Exclude overtime

vi. Exclude commissions

vii. Exclude taxable value of stock: Amounts realized from the exercise of any non-qualified stock option, or where restricted stock *(or property)* held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture, and amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option are all excluded from Compensation.

viii. Exclude regular post-severance compensation paid within post-severance window[1]: Amounts that would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation that would be included in contribution Compensation if paid prior to termination.

ix. Compensation earned before meeting the participation requirements described in Section 9 and Section 10.

x. Exclude differential pay

xi. Exclude Compensation in excess of: $____________________ *(<Code Section 401(a)(17) limit - $250,000 in 2012)*

xii. Other exclusions *(contribution Compensation)*[2]:
Compensation shall exclude (a) any pay or wages that an Employee receives for hours worked that are in excess of his regularly scheduled number of hours of work during any given work week, (b) cost-of-living allowances, and (c) all other extraordinary compensation; provided that Compensation shall include sales commissions, shift differential payments, piece-meal premiums, team leader, group leader and working supervisor premiums and flight pay and similar items of remuneration

xiii. Special Compensation exclusions apply to HCEs only[2]:
____
____

[1]The post-severance window begins on the Participant's severance date and ends the later of (i) 2½ months following severance or (2) the end of the year in which severance occurs.

[2]Any exclusion from Compensation must be described in such a manner that it is definitely determinable.

13.4 DEFINITION OF ADP/ACP TEST COMPENSATION AND 415 COMPENSATION:

a. Compensation for purposes of ADP/ACP testing is any 414(s) compliant definition designated by the Administrator.

b. "415 compensation" is:

(Unless otherwise elected in 13.6 below, "415 compensation" also applies for purposes of HCE determinations and for top-heavy purposes.)

i. ☒ W-2

ii. ☐ W-2 less moving expenses only

iii. ☐ Section 3401(a) wages for withholding purposes

iv. ☐ General Section 415 *(all specific inclusions in 1.415(c)-2(b) and all specific exclusions in 1.415(c)-2(c))*

v. ☐ Modified Section 415 *(safe harbor definition in 1.415(c)-2(d)(2)): includes only general inclusions in 1.415(c)-(b)(1) or (2) and all specific exclusions under 1.415(c)-2(c))*

13.5 ADJUSTMENTS TO 415 COMPENSATION

a. "415 compensation"[1] inclusions, as described in Section 13.2 above:

14

i. ☒ Deemed 125 amounts

ii. ☐ Post-severance accrued leave

iii. ☐ Post-severance deferred compensation

iv. ☐ Post-severance disability payments

A. ☐ Such amounts are only included in Compensation of non-HCEs

B. ☐ Such amounts are only included in Compensation for the following period: ______________

[1]"415 compensation" includes amounts paid within the severance window (as described in Section 13.2 above) if such amounts would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation. Except as elected above, "415 compensation" excludes all other post-severance payments.

13.6 ☐ ALTERNATIVE 415 COMPENSATION DEFINITIONS

a. ☐ A different definition of "415 compensation" applies for purposes of HCE determinations

i. "415 compensation" means compensation as defined in ______*(fill in the number of the definition in 13.4b above that applies)*

ii. "415 compensation" includes amounts described in 13.5a above as follows: ______ *(fill in the number of any applicable inclusions)*

b. ☐ A different definition of "415 compensation" applies for top-heavy purposes

i. "415 compensation" means compensation as defined in ______ *(fill in the number of the definition in 13.4b above that applies)*

ii. "415 compensation" includes amounts described in 13.5a above as follows: ______ *(fill in the number of any applicable inclusions)*

SECTION 14. EMPLOYEE CONTRIBUTIONS

14.1 401(K) CONTRIBUTIONS

a. 401(k) Contribution election limit:

i. Limit applicable to all Eligible Employees, unless separate limit is specified for HCEs in ii below

A. ☒ Up to 90% of Compensation each payroll period

1. ☐ Minimum 401(k) Contribution is ____________% of Compensation each payroll period

B. ☐ No limit – Participants may contribute up to 100% of currently available Compensation each payroll period, subject to the limitations under Code Sections 402(g) and 415

ii. ☐ Separate contribution limit for HCEs will be:

A. ☐ Percentage of Compensation specified in Plan: ___________________% of Compensation each payroll period

B. ☐ Administrator determines and communicates contribution limit annually based on prior year's participation by non-HCEs

(Even absent a selection above, the Plan allows contributions for HCEs to be limited or suspended during the Plan Year if the Administrator anticipates a testing failure or 402(g) violation.)

iii. ☐ Participants may make separate elections in excess of the payroll period limit as follows: *(select all that apply)*

(A Participant's annual 401(k) Contributions, including those made by separate election, may not exceed the payroll period limit elected above, if any, multiplied by the number of payroll periods in the Plan Year.)

A. ☐ Separate bonus election. Participants may contribute up to: ___________________% of designated bonuses. *(Compensation must include bonuses.)*

B. ☐ Separate commissions election. Participants may contribute up to: ___________________% of designated commissions. *(Compensation must include commissions.)*

b. ☒ Participants may make Catch-Up 401(k) Contributions

c. ☐ Participants may designate 401(k) Contributions as Roth 401(k) Contributions

d. 401(k) Contributions will commence as soon as administratively practicable after election.

e. ☒ Automatic Contribution Arrangement. Eligible Participants who do not affirmatively elect against automatic contributions will have 401(k) Contributions made to the Plan in accordance with the applicable Addendum.

i. ☒ The Automatic Contribution Arrangement ("ACA") is not a QACA or an EACA. The ACA is effective December 31, 2009 *(may not be earlier than the date the Employer adopts the ACA)*

15

ii. ☐ The Automatic Contribution Arrangement is a Qualified Automatic Contribution Arrangement ("QACA"). The QACA is effective ____________ *(may not be earlier than the date the Employer adopts the QACA)*

iii. ☐ The Automatic Contribution Arrangement is an Eligible Automatic Contribution Arrangement ("EACA"), but is not a QACA. The EACA is effective ____________ *(may not be earlier than the date the Employer adopts the EACA)*

A. ☐ The EACA is being added after the first day of the Plan Year.

*(If A is selected, for the Plan Year in which the EACA is first effective, (i) the period for distributing excess contributions and excess aggregate contributions is **not** extended and (ii) Participants employed before the effective date of the EACA are not permitted to make permissible withdrawals.)*

f. ☒ Automatic Escalation. Eligible Participants who do not affirmatively elect otherwise will have their 401(k) Contributions increased automatically in accordance with the applicable Addendum.

i. ☐ The Plan is **not** intended to operate as an Automatic Contribution Arrangement *(i.e., no auto enrollment)*

ii. ☒ The Plan **is** intended to operate as an Automatic Contribution Arrangement

14.2 CURRENT AFTER-TAX CONTRIBUTIONS

a. Unless a different limit is specified for HCEs in ii below, all Eligible Employees may make After-Tax Contributions by payroll withholding in an amount up to _________% of Compensation each payroll period

i. ☐ Minimum After-Tax Contribution is _________% of Compensation each payroll period

ii. ☐ Separate contribution limit for HCEs will be:

A. ☐ Percentage of Compensation specified in Plan: ________________% of Compensation each payroll period

B. ☐ Administrator determines and communicates contribution limit annually based on prior year's participation by non-HCEs

(Even absent a selection above, the Plan allows contributions for HCEs to be limited or suspended during the Plan Year if the Administrator anticipates a testing failure.)

b. ☐ Combined After-Tax and 401(k) Contributions may not exceed ____________% of Compensation

c. After-Tax Contributions will commence as soon as administratively practicable after election.

14.3 MODIFICATIONS OF EMPLOYEE CONTRIBUTION ELECTIONS

a. A Participant may initiate a change to the amount of his 401(k) Contributions and/or After-Tax Contributions or initiate a change to the designation of his 401(k) Contributions as Pre-Tax or Roth 401(k) Contributions as of any date or dates prescribed by the Administrator, but not less frequently than annually.

14.4 ROLLOVER CONTRIBUTIONS

a. Eligibility. In addition to Covered Employees who have satisfied the requirements for Plan participation, the following may make Rollover Contributions to the Plan: *(select any that apply)*

i. ☒ Covered Employees who have not yet met the age and/or service requirements applicable to Employee contributions.

ii. ☐ Subject to any election in A below, any Employee, without regard to whether he (i) is a Covered Employee or (ii) has met any age or service requirements applicable to Employee contributions

A. ☐ Excludes Employees of a Related Employer that is not a participating Employer

iii. ☐ The former Employees designated below: *(select all that apply)*

A. ☐ Former Participants who retain an Account under the Plan

B. ☐ Former Employees designated by the Plan Sponsor *(e.g., former Employees with benefits under a terminating DB plan maintained by the Plan Sponsor)*: ____

b. Permitted Rollover Contributions. The following types of rollovers are permitted under the Plan:

i. ☒ Direct rollovers *(rollover is made directly to Plan from another eligible retirement plan, annuity contract or an individual retirement account)* are accepted under the Plan from the following sources *(select all that apply)*:

A. ☒ A qualified plan described in Code Section 401(a) or 403(a)

(Unless specifically included below, designated Roth contributions and after-tax employee contributions will be excluded)

1. ☐ Rollover may include designated Roth contributions

2. ☐ Rollover may include after-tax employee contributions

B. ☒ A tax exempt plan described in Code Section 403(b)

16

(Unless specifically included below, designated Roth contributions and after-tax employee contributions will be excluded)

1. ☐ Rollover may include designated Roth contributions

2. ☐ Rollover may include after-tax employee contributions

(Unless specifically included below, designated Roth contributions will be excluded)

1. ☐ Rollover may include designated Roth contributions

D. ☐ An individual retirement account or annuity under Code Section 408(a) or (b), excluding amounts not otherwise taxable to the individual upon distribution.

1. ☐ Rollovers are limited to assets of the IRA attributable to prior rollover from a qualified plan *(conduit IRA)*

a. ☐ The above limitation does not apply to IRAs maintained as part of a simplified employee pension under Code Section 408(k), a SIMPLE plan under Code Section 408(p), or similar employer-sponsored retirement vehicle

ii. ☒ Participant rollovers *(rollover is made by individual after receiving actual distribution from another eligible retirement plan)* are accepted under the Plan from the following sources *(select all that apply)*:

A. ☒ A qualified plan described in Code Section 401(a) or 403(a), excluding after-tax employee contributions

(Unless specifically included below, designated Roth contributions will also be excluded)

1. ☐ Participant rollover may include designated Roth contributions, except amounts not otherwise taxable to the individual upon distribution

B. ☒ A tax exempt plan described in Code Section 403(b), excluding after-tax contributions

(Unless specifically included below, designated Roth contributions will also be excluded)

1. ☐ Participant rollover may include designated Roth contributions, except amounts not otherwise taxable to the individual upon distribution

1. ☐ Participant rollover may include designated Roth contributions, except amounts not otherwise taxable to the individual upon distribution

D. ☐ An individual retirement account or annuity under Code Section 408(a) or (b), excluding amounts not otherwise taxable to the individual upon distribution.

1. ☐ Rollovers are limited to assets of the IRA attributable to prior rollover from a qualified plan *(conduit IRA)*

a. ☐ The above limitation does not apply to IRAs maintained as part of a simplified employee pension under Code Section 408(k), a SIMPLE plan under Code Section 408(p), or similar employer-sponsored retirement vehicle

iii. ☐ In-Plan Roth Rollover Contributions.

A. A Participant may elect to make an In-Plan Roth Rollover Contribution of any amount held in his Account *(other than amounts attributable to designated Roth contributions)* that is *(select all that apply)*:

1. ☐ Eligible for non-hardship withdrawal in accordance with the provisions of Section 26.

a. ☐ The limitations on withdrawals specified in Section 26 *(e.g., limit on number of withdrawals)* do not apply to a withdrawal made for purposes of In-Plan Roth Rollover Contributions.

2. ☐ Eligible for non-hardship withdrawal as provided below. The following withdrawal provisions apply solely for purposes of making In-Plan Roth Rollover Contributions.

a. ☐ Withdrawal is permitted at any time from the following:

i. ☐ After-Tax Contributions

ii. ☐ Rollover Contributions

iii. ☐ After-Tax Rollover Contributions

iv. ☐ QVECs

b. ☐ Withdrawal is permitted upon reaching the specified age from the following:

i. ☐ After-Tax Contributions at age __________

ii. ☐ Rollover Contributions at age __________

iii. ☐ After-Tax Rollover Contributions at age __________

iv. ☐ Pre-Tax 401(k) Contributions at age __________ *(≥ 59½)*

v. ☐ Safe Harbor Contributions at age __________ *(≥ 59½)*

17

vi. ☐ Prior Safe Harbor Contributions at age __________ *(≥ 59½)*

vii. ☐ Nonelective Contributions at age __________

viii. ☐ Matching Contributions at age __________

ix. ☐ Prior Nonelective Contributions at age __________

x. ☐ Prior Matching Contributions at age __________

xi. ☐ Prior Money Purchase Pension Plan Contributions at age __________ *(≥ 62)*

3. ☐ Distributable to the Participant following severance from employment.

a. ☐ A Participant who receives actual distribution from the Plan following severance may make a Participant rollover of the distributed amounts within 60 days of the distribution and it will be treated as an In-Plan Roth Rollover Contribution.

B. ☐ Surviving Spouses and current or former Spouses who are alternate payees under a QDRO may make In-Plan Roth Rollover Contributions upon the same terms as Participants.

c. Loans may be included as part of a Rollover Contribution, but only if a participating Employer is party to a transaction such as a merger or acquisition.

SECTION 15. EMPLOYER MATCHING CONTRIBUTIONS

(If Plan is profit-sharing only, match will apply to current After-Tax Contributions.)

15.1 MATCH FORMULA

a. ☐ Different match formulas apply to different Employee groups who are identified by the Plan Sponsor pursuant to determinable, non-discriminatory classifications

(If the Employee groups may be disaggregated for 410(b) testing purposes, this structure could be used by a Plan that is intended to satisfy the ADP/ACP testing requirements using the safe harbor. If not, a Plan using this structure will not meet the ACP test safe harbor requirements and, if the Plan provides for Safe Harbor Matching Contributions, will not meet the ADP test safe harbor requirements.)

b. ☐ Single match formula applies to all Eligible Employees as follows:

i. ☐ Required. Matching Contribution is required in specified amount.

A. ☐ Single match rate: ______________% of contributions

B. ☐ Dual match rates based on percentage of Compensation contributed:

1. ______________% match for first ______________% of Compensation contributed and
2. ______________% *(< % specified in 1 above)* match for contributions above that amount

C. ☐ Dual match rates based on dollar amount contributed:

1. ______________% match for first $______________ contributed and
2. ______________% *(< % specified in 1 above)* match for contributions above that amount

D. ☐ Triple match rates based on percentage of Compensation contributed:

1. __________________% match for first __________________% of Compensation contributed and
2. __________________%*(< % specified in 1 above)* match for next __________________% of Compensation contributed and
3. __________________% *(< % specified in 2 above)* match for next __________________% of Compensation contributed

(If Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation.)

E. ☐ Triple match rates based on dollar amount contributed:

1. __________________% match for first $__________________ contributed and
2. __________________% *(< % specified in 1 above)* match for next $__________________ contributed and
3. __________________% *(< % specified in 2 above)* match for next $__________________ contributed

(If Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation.)

F. ☐ Variable match rate based on completed years of Vesting Service/participation *(do not select if Plan provides for Safe Harbor Matching Contributions or is intended to satisfy ACP testing using the safe harbor. Match rates are a benefit, right, or feature subject to discrimination rules under Code Section 401(a)(4).)*

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1. Match is based on completed years of:
   a. ☐ Vesting Service
   b. ☐ Participation *(periods during which the Covered Employee was an Eligible Employee with respect to Matching Contributions)*
2. Completed years are determined as of:
   a. ☐ First day of Contribution Period
   b. ☐ Last day of Contribution Period

Years of Vesting Service/Participation	**Applicable Match Rate** *(as percentage of contributions)*

ii. ☐ Discretionary Matching Contribution.

A. ☐ The discretionary match is contingent on Profits

B. Amount of discretionary match:

1. ☐ Is a uniform percentage of the eligible contributions made by each Eligible Employee *(different uniform match percentages may apply to eligible contributions above and below designated dollar amounts or levels of Compensation)*
2. ☐ May be different uniform percentages for different Employee groups of the eligible contributions made by Eligible Employees within the group *(different uniform match percentages may apply within each Employee group to eligible contributions above and below designated dollar amounts or levels of Compensation)*

   (The Employee groups to whom different match percentages apply must be definitely determinable and non-discriminatory.)

15.2 ADDITIONAL MATCHING CONTRIBUTIONS. If elected, in addition to the Regular Matching Contribution described in 15.1 above, the Employer may make other Matching Contributions to the Plan as follows.

a. ☐ Additional Discretionary Matching Contributions.

i. ☐ The additional discretionary match is contingent on Profits

ii. Additional discretionary match amount:

A. ☐ Is a uniform percentage of the eligible contributions made by each Eligible Employee *(different uniform match percentages may apply to eligible contributions above and below designated dollar amounts or levels of Compensation)*

B. ☐ May be different percentages for different Employee groups of the eligible contributions made by Eligible Employees within the group *(different uniform match percentages may apply within each Employee group to eligible contributions above and below designated dollar amounts or levels of Compensation)*

(The Employee groups to whom different match percentages apply must be definitely determinable and non-discriminatory.)

b. ☐ True-Up Matching Contributions. The True-Up Matching Contribution is:

i. ☐ Discretionary

ii. ☐ Required

c. ☐ Qualified Matching Contributions. The Plan Sponsor may make separate failsafe QMAC to be allocated as a percentage *(not necessarily a uniform percentage)* of either (1) the 401(k) Contributions *(and After-Tax Contributions, if After-Tax Contributions are matched)* or (2) the Compensation of an Eligible Employee for the Plan Year, provided that the amount of any failsafe QMAC allocated to an Eligible Employee will not exceed the "QMAC limit" described in the Base Plan Document.

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15.3 MATCH FEATURES

a. ☐ Match After-Tax Contributions in addition to 401(k) Contributions

b. The Contribution Period for Regular Matching Contributions is:

i. ☐ Because 15.1a is selected above, the Contribution Period for Regular Matching Contributions is specified in the applicable Addendum.

ii. ☐ Each calendar quarter

iii. ☐ Each calendar year

iv. ☐ Each Plan Year

v. ☐ Each payroll period

c. If Additional Discretionary Matching Contributions are elected, the Contribution Period for them is:

i. ☐ Each calendar quarter

ii. ☐ Each calendar year

iii. ☐ Each Plan Year

iv. ☐ Each payroll period

d. If True-Up Matching Contributions are elected, the Contribution Period for them is the Plan Year.

15.4 CONTRIBUTIONS EXCLUDED FROM MATCH

a. ☐ Different exclusions apply to different Employee groups who are identified by the Plan Sponsor pursuant to determinable, non-discriminatory classifications

(If the Employee groups may be disaggregated for 410(b) testing purposes, this structure could be used by a Plan that is intended to satisfy the ADP/ACP testing requirements using the safe harbor. If not, a Plan using this structure will not meet the ACP test safe harbor requirements and, if the Plan provides for Safe Harbor Matching Contributions, will not meet the ADP test safe harbor requirements.)

b. ☐ Same exclusions apply to all Employee groups eligible for regular match. Contributions excluded from the match are: *(select all that apply)*

i. ☐ Contributions already matched under the Safe Harbor Matching Contribution formula *(if a tiered formula is selected for Regular Matching Contributions, contributions eligible for the match will be treated as starting with the first contributions that are ineligible for the safe harbor match)*

ii. ☐ Contributions made before eligibility to participate in the match

iii. ☐ Catch-Up 401(k) Contributions

iv. ☐ Contributions that exceed the following:

A. ☐ ____________________% of Compensation *(if Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation)*

B. ☐ $____________________

C. ☐ ____________% of Compensation, provided that contributions matched cannot exceed $____________________ *(if Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation)*

D. ☐ A discretionary limitation determined by the Employer that may be a percentage of Compensation and/or a dollar amount. Discretionary limitation *(if Plan is intended to satisfy ACP testing using the safe harbor, contributions matched must not exceed 6% of Compensation)*

v. ☐ Contributions attributable to following types of Compensation: ____

vi. ☐ Contributions withdrawn before the end of the Plan Year *(do not select if the Plan provides for Safe Harbor Matching Contributions or is intended to satisfy ACP testing using the safe harbor)*

c. ☐ The above exclusions also apply for purposes of Additional Discretionary Matching Contributions.

15.5 OPTIONAL LIMITATIONS ON MATCHING CONTRIBUTIONS

a. ☐ The total match made to a Participant's Account for the Plan Year cannot exceed $____________________

b. ☐ The aggregate discretionary Matching Contributions allocated each year to an Employee eligible to receive Safe Harbor Contributions is limited to 4% of Compensation. *(select only if Plan provides for discretionary Matching Contributions and satisfies ACP testing using safe harbor)*

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SECTION 16. EMPLOYER NONELECTIVE CONTRIBUTIONS.

16.1 AMOUNT AND ALLOCATION OF STANDARD NONELECTIVE CONTRIBUTIONS

a. ☐ Different allocation formulas apply to different Employee groups who are identified by the Plan Sponsor pursuant to determinable, non-discriminatory classifications. If elected, provisions describing the allocation formulas are found in the applicable Addendum.

b. ☒ Single allocation formula applies to all Eligible Employees as described in this section 16.1

i. Amount of Standard Nonelective Contribution. The amount contributed as a Standard Nonelective Contribution each Contribution Period is:

A. ☐ Required. Contribution amount is determined:

1. ☐ in accordance with the specified allocation formula

2. ☐ using a separate contribution formula as follows: ____

(An example of this type of formula is: 2% of the Employer's profits before taxes. The contribution is then allocated among Eligible Employees in accordance with the formula specified in ii below.)

B. ☒ Discretionary. Contribution amount determined by the Employer.

1. ☐ The discretionary Standard Nonelective Contribution is contingent on Profits

ii. Allocation Formula. Standard Nonelective Contributions are allocated in accordance with the following formula

A. ☐ Ratio of Compensation allocation formula – uniform allocation rates. All Eligible Employees receive a uniform percentage of Compensation. *(This is a design-based safe harbor formula.)*

1. ☐ The amount allocated to each Eligible Employee is ___________________% *(fill in if required contribution amount is uniform percentage of Compensation)*

B. ☐ Uniform dollar amount allocation formula. *(This is a design-based safe harbor formula.)* The dollar amount is:

1. ☐ Discretionary and allocated as a uniform dollar amount to each Eligible Employee employed during the Contribution Period who satisfies the requirements in Section 19

2. ☐ $___________________ for the following:

a. ☐ Each hour worked by the Eligible Employee

b. ☐ Each hour for which the Eligible Employee is paid

c. ☐ Each Contribution Period

d. ☐ Other: ___________________ *(cannot exceed 12-consecutive months)*

3. ☐ The dollar amount specified for such Eligible Employee in the applicable collective bargaining agreement for the following:

a. ☐ Each hour worked by the Eligible Employee

b. ☐ Each hour for which the Eligible Employee is paid

c. ☐ Each Contribution Period

C. ☐ Integrated allocation formula. *(This is a design-based safe harbor formula.)*

1. The integration level is:

a. ☐ Social security taxable wage base

b. ☐ Percentage of social security taxable wage base: _______________%

c. ☐ Percentage of social security taxable wage base plus specified dollar amount: _______________% plus $___________________

d. ☐ Percentage of social security taxable wage base minus specified dollar amount: _______________% minus $___________________

e. ☐ Specified dollar amount: $___________________

2. ☐ The integration level is pro-rated for Employees who become eligible part way through the Contribution Period

3. Percentage of Compensation allocated to each Eligible Employee is:

a. ☐ Required in the amount specified below:

i. Percentage of full Compensation allocated to each Eligible Employee: ___________________%

ii. Percentage of excess Compensation *(Compensation exceeding the integration level selected in 16.1b.ii.C.1 above)* allocated to each Eligible Employee: ___________________%

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The percentage selected in 16.1b.ii.C.3.a.ii. above may not exceed the lesser of (1) the percentage selected in 16.1b.ii.C.3.a.i. above or (2) the applicable percentage determined from the following table:

Integration Level as Percentage of Social Security Taxable Wage Base	**Applicable Percentage**
integration level ≤ 20%	5.7%
20% < integration level ≤ 80%	4.3%
80% < integration level < 100%	5.4%
integration level = 100%	5.7%

b. ☐ Discretionary and allocated in the ratio of full Compensation and excess Compensation to maximize disparity.

i. ☐ A top-heavy allocation is always made first whether or not the Plan is top-heavy for the Plan Year

4. Disparity Limits. If the Employer maintains integrated defined benefit or target benefit plan, the overall disparity limits will be met by:

a. ☐ Allocating to Eligible Employees on basis of full Compensation rather than excess Compensation

b. ☐ Reducing disparity under other plans

D. ☐ Points allocation formula. *(This may satisfy the requirements for a design-based safe harbor formula provided points are awarded for years of age or service. However, the allocation rates must satisfy the requirements of Treasury Regulations Section 1.401(a)(4)-2(b)(3)(i)(B).)*

1. Participants are credited with points as follows:

a. ☐ Compensation: ____________________ point(s) for each $____________________*(≤ $200.00)*.

i. The following number of points are allocated for any remaining fractional amounts:

A. ☐ No points credited

B. ☐ Credit partial points: ____________________ point(s) if remaining Compensation is $____________________ or more

b. ☐ Years of service: ____________________ point(s) for each full year of service completed as of the end of the Contribution Period.

i. Service for which points are credited is:

A. ☐ Vesting Service

B. ☐ Eligibility Service

C. ☐ The number of years of service for which points will be credited are limited to maximum of: ____________________ years

c. ☐ Years of age: ____________________ point(s) for each full year of age as of the end of the Contribution Period

E. ☐ Years of service allocation formula. Dollar amount or percentage of Compensation allocated to an Eligible Employee varies based on his years of Vesting Service/participation.

1. Allocation is:

a. ☐ Dollar amount

b. ☐ Percentage of Compensation

2. Allocation is based on completed years of:

a. ☐ Vesting Service

b. ☐ Participation *(periods during which the Covered Employee was an Eligible Employee with respect to Standard Nonelective Contributions)*

3. Completed years are determined as of:

a. ☐ First day of Contribution Period

b. ☐ Last day of Contribution Period

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Years of Vesting Service/Participation	Standard Nonelective Contribution Allocation

F. ☒ Cross-tested employee group allocation method – The Standard Nonelective Contribution is first allocated among designated Employee groups and is then further allocated among Eligible Employees within each group in the ratio of Compensation so that each Eligible Employee within the group has the same allocation rate as each other Eligible Employee within the Employee group. The Plan shall use cross-testing under Treasury Regulations Section 1.401(a)(4)-8. The Plan shall satisfy the gateway requirement using the minimum allocation gateway method described in Section 6.2(b) of the Base Plan Document. *(If elected, additional provisions, including a description of the designated Employee groups, are found in the applicable Addendum.)*

G. ☐ Cross-tested age weighted allocation method - The Standard Nonelective Contribution is allocated among all Eligible Employees such that the equivalent accrual rate for each Eligible Employee is identical. The Plan shall use cross-testing under Treasury Regulations Section 1.401(a)(4)-8. The Plan shall satisfy the gateway requirement using the minimum allocation gateway method described in Section 6.2(b) of the Base Plan Document.

(For purposes of determining equivalent accrual rates, Account balances will be normalized using standard interest and mortality table assumptions in accordance with Treasury Regulations Section 1.401(a)(4)-12.)

16.2 ADDITIONAL DISCRETIONARY NONELECTIVE CONTRIBUTION

i. ☐ Additional Discretionary Nonelective Contribution is contingent on Profits

ii. Additional Discretionary Nonelective Contribution is allocated:

A. ☒ in the ratio of Compensation

B. ☐ in same manner as Standard Nonelective Contribution

16.3 NONELECTIVE CONTRIBUTION FEATURES

a. Contribution Periods.

i. The Contribution Period for Standard Nonelective Contributions is:

A. ☐ Because 16.1a is selected above, the Contribution Period for Standard Nonelective Contributions is specified in the applicable Addendum.

B. ☐ Each calendar quarter

C. ☐ Each calendar year

D. ☒ Each Plan Year

E. ☐ Each payroll period

ii. If Additional Discretionary Nonelective Contributions are elected, the Contribution Period for them is:

A. ☐ Each calendar quarter

B. ☐ Each calendar year

C. ☒ Each Plan Year

D. ☐ Each payroll period

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SECTION 17. SAFE HARBOR EMPLOYER CONTRIBUTIONS

17.1 SAFE HARBOR NONELECTIVE FEATURES

Note: *The contribution requirements to satisfy both the QACA and non-QACA safe harbors are identical. Therefore, the provisions of this Section apply to both QACA Safe Harbor Nonelective Contributions and Non-QACA Safe Harbor Nonelective Contributions.*

a. Safe Harbor Nonelective Formula. Safe Harbor Nonelective Contribution formula is:

i. ☐ Discretionary: The Employer may amend the Plan annually to make a Safe Harbor Nonelective Contribution of at least 3% of Compensation.

ii. ☐ Required annual contribution equal to __________________% *(≥ 3%)* of Compensation

iii. ☐ Other plan. The Employer will make a Safe Harbor Nonelective Contribution equal to or greater than 3% of Compensation to another defined contribution plan maintained by the Employer: *(specify the name of the other plan)*

Note: *The other defined contribution plan must have the same plan year as the Plan. The Employee group eligible to receive the Safe Harbor Nonelective Contribution under the other plan should correspond to Covered Employees for 401(k) Contribution purposes under the Plan. The Safe Harbor Nonelective Contribution made to the other plan must satisfy the requirements of Code Section 401(k)(12)(C) (as provided in the Plan with respect to Non-QACA Safe Harbor Nonelective Contributions) or Code Section 401(k)(13)(D) (as provided in the Plan with respect to QACA Safe Harbor Nonelective Contributions).*

b. Contribution Period. The Contribution Period for Safe Harbor Nonelective Contributions is the Plan Year.

17.2 SAFE HARBOR MATCH FEATURES

(If Plan is profit-sharing only, match will apply to current After-Tax Contributions.)

a. Safe Harbor Match Formula:

i. ☐ Other plan. The Employer will make a Safe Harbor Matching Contribution to another defined contribution plan maintained by the Employer: *(specify the name of the other plan)* ________________________. *(The Safe Harbor Matching Contribution provisions are described in the other plan. Do not complete ii.or iii. below.)*

Note: *The other defined contribution plan must have the same plan year as the Plan. The Employee group eligible to receive the Safe Harbor Matching Contribution under the other plan should correspond to Covered Employees for 401(k) Contribution purposes under the Plan. The Safe Harbor Matching Contribution made to the other plan must satisfy the requirements of Code Section 401(k)(12)(B) (as provided in the Plan with respect to Non-QACA Safe Harbor Matching Contributions) or Code Section 401(k)(13)(D) (as provided in the Plan with respect to QACA Safe Harbor Matching Contributions).*

ii. ☒ Non-QACA. The Non-QACA Safe Harbor Matching Contribution is:

A. ☐ Basic matching formula. The basic non-QACA matching formula provides Matching Contributions on behalf of each Eligible Employee in an amount equal to (1) 100% of the first 3% of Compensation contributed by the Employee and (2) 50% of the next 2% of Compensation contributed by the Employee.

B. ☒ Enhanced matching formula.

(Must be at least equal to the aggregate contribution at each level of basic matching formula, but no greater than 6% if ACP safe harbor desired):

100% match for first 4% of Compensation contributed and, if applicable,
______________% match for next ______________% of Compensation contributed and, if applicable,
______________% match for next ______________% of Compensation contributed

iii. ☐ QACA. The QACA Safe Harbor Matching Contribution is:

A. ☐ Basic matching formula. The basic QACA matching formula provides Matching Contributions on behalf of each Eligible Employee in an amount equal to (1) 100% of the first 1% of Compensation contributed by the Employee and (2) 50% of the next 5% of Compensation contributed by the Employee.

B. ☐ Enhanced matching formula.

(Must be at least equal to the aggregate contribution at each level of basic matching formula, but no greater than 10% if ACP safe harbor desired):

______________% match for first ______________% of Compensation contributed and, if applicable,
______________% match for next ______________% of Compensation contributed and, if applicable,
______________% match for next ______________% of Compensation contributed

b. ☐ Safe harbor match applies to After-Tax Contributions in addition to 401(k) Contributions

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c. Contribution Period. The Contribution Period for Safe Harbor Matching Contributions is:

- i. ☐ Each Plan Year
- ii. ☒ Each payroll period
- iii. ☐ Each Plan Year quarter

d. ☒ True-Up Safe Harbor Matching Contribution. If the Contribution Period selected above is not the Plan Year, the Employer will "true up" its Safe Harbor Matching Contribution for the Plan Year so that the total Safe Harbor Matching Contributions made for the year equal the match rate specified above based on an Eligible Employee's total eligible contributions and Compensation for the Plan Year.

SECTION 18. EMPLOYER QUALIFIED NONELECTIVE CONTRIBUTIONS

18.1 QNEC FEATURES

a. ☒ The Employer may make a discretionary QNEC in an amount determined by the Employer

i. The discretionary QNEC will be allocated as directed by the Employer (i) in ratio of Compensation or "test compensation", as designated by the Employer, (ii) as uniform dollar amount, or (iii) to non-HCEs designated by the Employer as a percentage of their "test compensation" that does not exceed the QNEC limit described in Section 6.4 of the Base Plan Document *(QNECs allocated as a dollar amount are subject to QNEC limit described in Section 6.4 of the Base Plan Document)*

A. ☒ If allocation is made under (i) or (ii) only non-HCEs share in discretionary QNEC

b. Contribution Period. The Contribution Period for QNECs is:

- i. ☐ Each calendar quarter
- ii. ☐ Each calendar year
- iii. ☒ Each Plan Year
- iv. ☐ Each payroll period

18.2 COMPENSATION EXCLUSIONS

a. ☐ Compensation earned by Employee prior to becoming eligible to participate will be excluded in allocating QNEC
b. ☐ Limit Compensation included in allocating QNEC to $____________________ *(< Code Section 401(a)(17) annual compensation limit).*

SECTION 19. ADDITIONAL REQUIREMENTS FOR RECEIVING EMPLOYER CONTRIBUTIONS

19.1 ALLOCATION REQUIREMENTS. Select available options below:

	Nonelective	Nonelective	Match*	Match*	Match*	QNEC
a. No last day or service requirement	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. ☒
b. Last day requirement only. Must be a Covered Employee	i. ☒	ii. ☒	iii. ☐	iv. ☐	v. ☐	vi. ☐
c. Last day requirement only. Employment as an Employee other than a Covered Employee satisfies requirement	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. ☐
d. Service requirement only	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. ☐
Service requirement:	____ hours	____ hours	__ hours	____ hours	__ hours	____ hours
e. Last day and service requirement. Must be a Covered Employee on last day	i. ☐	ii. ☐iii. ☐	iv. ☐	v. ☐vi. ☐		
Service requirement:	____ hours	____ hours	__ hours	____ hours	__ hours	____ hours
f. Last day and service requirement. Employment as an Employee other than a Covered Employee satisfies requirement	i. ☐	ii. ☐iii. ☐	iv. ☐	v. ☐vi. ☐		
Service requirement:	____ hours	____ hours	__ hours	____ hours	__ hours	____ hours

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g.	Last day <u>or</u> hours requirement. Employment as an Employee other than a Covered Employee satisfies the last day requirement. The Hours of Service requirement is:	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. ☐
	i. 1,000 hours	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	ii. 501 hours[1] *[1] Excludes from participation only those Employees who may be excluded from coverage testing under Code Section 410(b).*	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
h.	Different allocation requirements apply to different Employee groups *(applicable requirements appear in Addendum)*	i. ☐	ii. ☐	iii. ☐	iv. ☐	v. ☐	vi. NA

** "No last day or service requirement" must be selected if the Plan either (i) provides for Safe Harbor Matching Contributions or (ii) is intended to satisfy ACP testing using the safe harbor.*

19.2 EXCEPTIONS TO ALLOCATION REQUIREMENTS. Select available options below:

		Standard Nonelective	Additional Disc. Nonelective	Regular Match	Additional Disc. Match	True-Up Match	QNEC
a.	Last day requirement does not apply in cases of:						
	i. Death	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	ii. Disability	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	iii. Retirement	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	A. Exception applies only to normal retirement	I. ☐	II. ☐	III. ☐	IV. ☐	V. ☐	VI. ☐
b.	Service requirement does not apply in cases of:						
	i. Death	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	ii. Disability	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	iii. Retirement	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐
	A. Exception applies only to normal retirement	I. ☐	II. ☐	III. ☐	IV. ☐	V. ☐	VI. ☐
c.	Different exceptions apply to different Employee groups *(applicable exceptions appear in Addendum)*	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. NA

SECTION 20. ALLOCATIONS FOR EMPLOYEES WHO DIE OR BECOME DISABLED WHILE ENGAGED IN QUALIFIED MILITARY SERVICE

20.1 DEATH WHILE IN QUALIFIED MILITARY SERVICE

a. ☐ A Participant who dies while absent from employment to perform qualified military service is treated as returning to employment immediately prior to his death for purposes of determining his eligibility for and the amount of contributions to be made to his Account for his period of military leave.

i. Amount of Match.

A. ☐ No Matching and/or Safe Harbor Matching Contributions will be made for the Participant's period of military absence

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B. ☐ Matching and/or Safe Harbor Matching Contributions will be made for the Participant's period of military absence as if the Participant had made contributions eligible for the match equal to the average of the Participant's contributions for (a) the 12-consecutive-month period preceding his military service or (b), if the Participant has fewer than 12 months of service prior to such military service, his actual length of continuous service with his Employer prior to such military service

20.2 DISABILITY WHILE IN QUALIFIED MILITARY SERVICE

a. ☐ A Participant absent from employment due to military service who becomes Disabled while performing qualified military service is treated as returning to employment immediately prior to his Disability Date for purposes of determining his eligibility for and the amount of contributions to be made to his Account for his period of military leave.

i. ☐ The Disabled Participant may continue to make contributions to the Plan for his period of military leave up to the maximum amount of 401(k) and After-Tax Contributions he would have been permitted to make to the Plan if he had actually returned to employment

ii. Amount of Match. The amount of any Matching and/or Safe Harbor Matching Contributions for the Disabled Participant's military absence will be:

A. ☐ No Matching and/or Safe Harbor Matching Contributions will be made for the Participant's period of military absence

B. ☐ Determined based on the amount the Disabled Participant contributes in accordance with 20.2a.i. above

D. ☐ Determined based on the greater of (a) the amount the Disabled Participant contributes in accordance with 20.2a.i. above or (b) the average of the Participant's contributions eligible for the match for (1) the 12-consecutive-month period preceding his military service or (2), if the Participant has fewer than 12 months of service prior to such military service, his actual length of continuous service with his Employer prior to such military service

SECTION 21. VESTING OF EMPLOYER CONTRIBUTIONS

21.1 REGULAR VESTING SCHEDULE

(QNECs, QMACs, and non-QACA Safe Harbor Contributions are 100% vested immediately.)

a. ☐ Different vesting schedules apply to different Employee groups for the following:

i. ☐ Regular Matching Contributions

ii. ☐ Additional Discretionary Matching Contributions

iii. ☐ True-Up Matching Contributions

iv. ☐ Standard Nonelective Contributions

v. ☐ Additional Discretionary Nonelective Contributions

b. ☒ The vesting schedules specified below apply to ***all*** eligible Participants

Fill in the letter of the vesting schedule that applies to the respective contribution from the available schedules listed below:

i. Regular Matching Contributions schedule: __________

ii. Additional Discretionary Matching Contributions schedule: __________

iii. True-Up Matching Contributions schedule: __________

iv. Standard Nonelective Contributions schedule: A

v. Additional Discretionary Nonelective Contributions schedule: A

vi. Prior Matching Contributions schedule: D

vii. Prior Nonelective Contributions schedule: G

viii. Prior Money Purchase Pension Plan Contributions schedule: __________

ix. QACA Safe Harbor Contributions schedule: __________

(100% vesting must occur after no more than 2 years of Vesting Service.)

A. ☐ The above QACA Safe Harbor schedule applies only to Employees hired on or after _______________ *(month/day/year).* Employees hired before that date and have Safe Harbor Contributions are 100% vested.

x. Prior QACA Safe Harbor Contributions schedule: __________

(100% vesting must occur after no more than 2 years of Vesting Service.)

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A. ☐ The above QACA Safe Harbor schedule applies only to Employees hired on or after ______________ *(month/day/year).* Employees hired before that date and have Safe Harbor Contributions are 100% vested.

A immediate	B 1 year cliff	C 2 year cliff	D 3 year cliff	E1 other cliff schedule for Prior Match	E2 other cliff schedule for Prior Nonelective	E3 other cliff schedule for Prior Money Purchase
100%	0% before 1 year	0% before 2 years	0% before 3 years	0% before years*	0% before years*	0% before years*
	100% after 1 year	100% after 2 years	100% after 3 years	100% after ___ years	100% after ___ years	100% after ___ years

*** Note:** *If Prior Matching/Nonelective/Money Purchase Contributions were made before the EGTRRA/PPA effective date for the Plan, 100% cliff vesting must occur after no more than 5 years of Vesting Service. If Prior Matching/Nonelective/Money Purchase Contributions were made after the EGTRRA/PPA effective date, 100% cliff vesting must occur after no more than 3 years of Vesting Service. Generally, the EGTRRA effective date for Matching Contributions is the first Plan Year beginning on or after January 1, 2002 and the PPA effective date for Nonelective Contributions is the first Plan Year beginning on or after January 1, 2007.*

F 2-6 year graded		G 1-5 year graded		H1 other graded schedule for Regular Match		H2 other graded schedule for Add'l Disc. Match		H3 other graded schedule for True-Up Match		H4 other graded schedule for Standard Nonelective		H5 other graded schedule for Add'l Disc. Nonelective	
				<1	0%	<1	0%	<1	0%	<1	0%	<1	0%
<2	0%	<1	0%	1	___%	1	___%	1	___%	1	___%	1	___%
2	20%	1	20%	2	___%	2	___%	2	___%	2	___%	2	___%
3	40%	2	40%	3	___%	3	___%	3	___%	3	___%	3	___%
4	60%	3	60%	4	___%	4	___%	4	___%	4	___%	4	___%
5	80%	4	80%	5	___%	5	___%	5	___%	5	___%	5	___%
6+	100 %	5+	100%	6+	100%	6+	100%	6+	100%	6+	100%	6+	100%

H6 other graded schedule for Prior Match		H7 other graded schedule for Prior Nonelective		H8 other graded schedule for Prior Money Purchase		I 1-2 year graded for current and Prior QACA Safe Harbor	
1	___%	1	___%	1	___%		
2	___%	2	___%	2	___%		

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3	___%	3	___%	3	___%		
4	___%	4	___%	4	___%		
5	___%	5	___%	5	___%	<1	0%
6	___%	6	___%	6	___%	1	__%
7+	___%	7+	___%	7+	___%	2+	100%

(Any schedule completed in H1 through H5 must be at least as favorable as 2-6 year graded vesting. Any schedule completed in H6 through H8 must be at least as favorable as (i) 2-6 year graded vesting if Prior Matching/Nonelective/Money Purchase Contributions were made after the EGTRRA/PPA effective date described in the Note above and (ii) 3-7 year graded vesting if Prior Matching/Nonelective/Money Purchase Contributions were made before the EGTRRA/PPA effective date described in the Note above.)

21.2 SPECIAL VESTING EVENTS.

a. ☒ Participants are 100% vested if employed by an Employer or Related Employer upon[1]: *(select all that apply)*

i. ☒ Death

ii. ☒ Disability.

A. ☐ For purposes of 100% vesting, a Participant who becomes Disabled while absent because of qualified military service is treated as having become Disabled while employed.

iii. ☒ Early retirement

[1]Participants employed on or after NRA are always 100% vested.

21.3 DETERMINATION OF VESTED INTEREST UPON DISTRIBUTION WHILE PARTIALLY VESTED

a. If a Participant receives distribution from his Employer Contributions Sub-Account when he is only partially vested, his vested interest in the balance remaining in such Sub-Account (X) is not less than P(AB + (R x D)) – (R x D), where P is the vested percentage at the relevant time, AB is the Sub-Account balance at the relevant time, D is the amount of all prior distributions from the Participant's Employer Contributions Sub-Account, excluding amounts deemed distributed under Code Section 72(p) that have not actually been offset against the Participant's Account balance, and R is the ratio of the Sub-Account balance at the relevant time to the Sub-Account balance after distribution.

21.4 SPECIAL VESTING SERVICE CREDITING PROVISIONS

a. ☒ Elapsed time method

i. One year of Vesting Service is credited for each full year of service and aggregate partial years treating 365 days of service as one year

b. ☐ Hours of Service method

i. Hours required in a vesting computation period to be credited with one year of Vesting Service:

A. ☐ 1,000 hours

B. ☐ Less than 1,000 Hours of Service: _______________ *(< 1,000)*

ii. Vesting computation period:

A. ☐ Plan Year

B. ☐ Calendar year

C. ☐ Anniversaries of Employment Commencement Date

21.5 VESTING SERVICE EXCLUSIONS

a. ☐ No exclusions

b. ☐ Period before Employee attains age 18

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c. ☐ Period before the effective date of the Plan

d. ☒ If a non-vested, former Employee is reemployed after 5 consecutive Breaks in Vesting Service, his Vesting Service earned ***before*** the break is excluded upon rehire

(For this purpose, non-vested means the Employee has not made 401(k) Contributions to the Plan and does not have a vested interest in any Employer Contributions allocated to his Account. Such Employee is treated as non-vested even if he has a vested interest in After-Tax or Rollover Contributions held in his Account.)

e. ☐ If an Employee incurs a Break in Vesting Service, Vesting Service completed before the break is excluded until the Employee again completes a year of Vesting Service following the break

f. ☒ Vesting Service completed ***after*** 5 consecutive Breaks in Vesting Service is not taken into account in determining a Participant's vested interest in his Account attributable to employment ***before*** the break

21.6 FORFEITURES

Note*: Forfeitures that occur during a Plan Year must be disposed of in accordance with the provisions of this Section as of the end of the following Plan Year.*

a. Non-vested amounts are forfeited after 5-consecutive Breaks in Vesting Service or the following, if earlier:

i. ☐ Not applicable – No forfeiture before 5-consecutive Breaks in Vesting Service

ii. ☒ Immediately upon distribution or deemed distribution

b. Restoration of forfeitures. Upon reemployment before 5-consecutive Breaks in Vesting Service, forfeited amounts:

i. ☐ Are restored only if Participant repays distribution

ii. ☒ Are automatically restored

A. ☐ Participant may elect to repay distribution

iii. ☐ If a repayment provision is elected above, it applies only to distributions of Employer Contributions

c. Forfeited amounts will:

	Nonelective	Matching
i. Offset the Employer's contribution obligation.[1]	1. ☒	2. ☒
ii. Be re-allocated among Participants	1. ☐	2. ☐

d. Administrator, in its discretion, may direct that forfeitures be used to pay Plan expenses.

[1] If forfeitures remain after all contribution obligations are satisfied or upon termination of the Plan, and such forfeitures cannot be used to pay Plan expenses, the remainder shall be re-allocated among Participants as provided in Section 14.4 of the Base Plan Document.

e. Re-allocation of forfeitures.

	Nonelective	Matching
i. Participants eligible for re-allocation		
A. Only Participants who have met applicable re-allocation requirements in ii below	1. ☐	2. ☐
B. Participants who are actively employed at any time during the Plan Year	1. ☐	2. ☐
ii. Requirements for re-allocation:		
A. Last day requirement only. Must be a Covered Employee	1. ☐	2. ☐
B. Last day requirement only. Employment as an Employee other than a Covered Employee satisfies requirement	1. ☐	2. ☐
C. Service requirement only	1. ☐	2. ☐
1. Hours of Service requirement	1. ☐ ____	2. ☐ ____
D. Last day and service requirement. Must be a Covered Employee on last day	1. ☐	2. ☐
1. Hours of Service requirement	1. ☐ ____	2. ☐ ____
E. Last day and service requirement. Employment as an Employee other than a Covered Employee satisfies requirement	1. ☐	2. ☐

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1. Hours of Service requirement	1. ☐ ____	2. ☐ ____
F. Last day or hours requirement. Employment as an Employee other than a Covered Employee satisfies the last day requirement. The Hours of Service requirement is:	1. ☐	2. ☐
1. 1,000 Hours	1. ☐	2. ☐
2. 501 Hours	1. ☐	2. ☐
iii. Exceptions to Last Day Allocation Requirements. Last day requirement does not apply in cases of:		
A. Death	1. ☐	2. ☐
B. Disability	1. ☐	2. ☐
C. Retirement	1. ☐	2. ☐
1. Exception applies only to normal retirement	1. ☐	2. ☐
iv. Exceptions to Service Allocation Requirements. Service requirement does not apply in cases of:		
A. Death	1. ☐	2. ☐
B. Disability	1. ☐	2. ☐
C. Retirement	1. ☐	2. ☐
1. Exception applies only to normal retirement	1. ☐	2. ☐
v. Employment Requirement for Re-Allocation		
A. Re-allocate to Participants employed during the Plan Year by any Employer	1. ☐	2. ☐
B. Re-allocate only to Participants employed during the Plan Year by the Employer for whom the Participant last performed services	1. ☐	2. ☐
vi. Re-allocation based upon		
A. Method of allocating Standard Nonelective Contribution	1. ☐	2. ☐
B. Ratio of Compensation	1. ☐	2. ☐
C. Ratio of deferral percentages	1. ☐	2. ☐

SECTION 22. CONTRIBUTION LIMITATIONS

22.1 CODE SECTION 415 LIMITATIONS

a. Limitations Under Other Plans. If limitations would be exceeded under multiple defined contribution plans maintained by Employer:
- i. ☐ Reduce contributions to be made under other plans first, then reduce under this Plan
- ii. ☒ Reduce contributions to be made under this Plan first then under other plans
- iii. ☐ Other reduction method

22.2 APPLICATION OF ADP/ACP TEST

a. ADP Testing Method. Nondiscrimination requirements for 401(k) Contributions will be satisfied:
- i. ☐ N/A. Nondiscrimination requirements do not apply because HCEs do not make 401(k) Contributions
- ii. ☐ Current year testing method *(no Safe Harbor Contributions)*
- iii. ☐ Prior year testing method. If this is the first Plan Year to provide for the CODA, prior year testing method is applied using:
  - A. ☐ N/A. This is not the first Plan Year to provide for the CODA
  - B. ☐ 3% contribution assumption for non-HCEs
  - C. ☐ Actual deferral percentages of non-HCEs for first Plan Year
- iv. ☒ Safe harbor applies for some or all Eligible Employees.

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A. ☐ ADP testing applies because (i) not all Employees eligible to make 401(k) Contributions are eligible for Safe Harbor Contributions (e.g., non-bargained employees receive Safe Harbor Contributions and bargained employees do not OR different age and service requirements apply for Safe Harbor Contributions than for 401(k) Contributions) or (ii) the discretionary Safe Harbor Nonelective Contribution option was selected. *(current year testing applies.)*

b. ADP Test Correction – Roth Contributions. If Roth 401(k) Contributions are permitted under the Plan, excess contributions attributable to 401(k) Contributions will be allocated and distributed as follows:

i. ☐ First from Pre-Tax 401(k) Contributions, then from Roth 401(k) Contributions

ii. ☐ First from Roth 401(k) Contributions, then from Pre-Tax 401(k) Contributions

iii. ☐ Distribute in ratio that Participant's Pre-Tax and Roth 401(k) Contributions bear to Participant's total 401(k) Contributions for the Plan Year

c. ACP Testing Method. Nondiscrimination requirements for Matching/After-Tax Contributions will be satisfied:

i. ☐ N/A. Nondiscrimination requirements do not apply because (i) HCEs do not make After-Tax Contributions or receive Matching Contributions or (ii) only bargained Employees make After-Tax Contributions or receive Matching Contributions

ii. ☐ Current year testing method *(no Safe Harbor Contributions or ACP testing is not satisfied for **any** Employees using the safe harbor method)*

iii. ☐ Prior year testing method. If this is the first Plan Year to provide for After-Tax or Matching Contributions, prior year testing method is applied using:

A. ☐ N/A. This is not the first Plan Year to provide for After-Tax or Matching Contributions.

B. ☐ 3% contribution assumption for non-HCEs

C. ☐ Actual contribution percentages of non-HCEs for first Plan Year

iv. ☒ Safe harbor applies for some or all "eligible participants".

A. ☐ Nondiscrimination testing applies because (i) Participant may make After-Tax Contributions, (ii) not all Employees eligible to receive Matching Contributions are eligible for Safe Harbor Contributions (e.g., non-bargained employees receive Safe Harbor Contributions and bargained employees do not OR different age and service requirements apply for Safe Harbor Contributions than for Matching Contributions), (iii) Matching Contributions are made on contributions in excess of 6% of Compensation *(or 10% if QACA Safe Harbor Matching Contributions are made)*, or (iv) the discretionary Safe Harbor Nonelective Contribution option was selected. *(Current year testing applies.)*

22.3 APPLICATION OF CODE SECTION 402(G) LIMITS.

a. ☒ Participants may direct the Administrator to return 401(k) Contributions that exceed the 402(g) limits when combined with contributions to plans maintained by ***un-related*** employers

*(If the Participant made both Roth and Pre-Tax 401(k) Contributions to the Plan, the Participant **must** direct whether and to what extent the distribution will be made from his Pre-Tax and/or Roth 401(k) Contributions.)*

b. ☐ If excess deferrals are made under the Plan, the excess will be allocated and distributed as follows:

i. ☐ First from Pre-Tax 401(k) Contributions, then from Roth 401(k) Contributions

ii. ☐ First from Roth 401(k) Contributions, then from Pre-Tax 401(k) Contributions

iii. ☐ Distribute in ratio that Participant's Pre-Tax and Roth 401(k) Contributions bear to Participant's total 401(k) Contributions for the calendar year

22.4 DETERMINATION OF INCOME OR LOSS

a. Income on contributions in excess of an applicable limit above *(other than the 415 limitations)* will be determined using:

i. ☐ The method otherwise used to allocate income or loss to Participant's Accounts under the Plan

ii. ☒ The IRS alternative method

SECTION 23. INVESTMENT OF PARTICIPANT ACCOUNTS

23.1 PARTICIPANT DIRECTED INVESTMENTS

a. ☒ Participants may direct investment of a portion or all of their Accounts

i. ☒ Plan is intended to comply with ERISA Section 404(c)

ii. Available Investments. Except as may be elected in Section 23.3, regarding Employer stock, and Section 23.2, regarding self-directed brokerage funds, Investment Funds available for Participant-directed investment are selected by the Investment Fiduciary

32

iii. ☐ Investment Fiduciary directs investment of the following Sub-Accounts: ______________________________

iv. Change Investment Elections. Investment changes that are timely received in accordance with established procedures will be initiated as of the business day they are received by the Administrator *(or its delegate)* or the next following business day.

v. Failure to Direct Investments. If Participant fails to direct investments, his Account will be invested in the following Investment Fund(s): T. Rowe Price Retirement Fund with the target date closest to the year in which Participant turns 65

23.2 SELF-DIRECTED BROKERAGE FUND:

a. ☐ Plan assets may be invested through a self-directed brokerage fund

i. Establishment of self-directed brokerage Investment Fund:

B. ☐ may be selected by the Investment Fiduciary

23.3 INVESTMENT IN EMPLOYER STOCK:

a. ☒ Plan assets may be invested in Employer stock

(Employer stock must be publicly traded.)

i. Establishment of Employer stock Investment Fund:

B. ☒ may be selected by the Investment Fiduciary

A. The following types of contributions are required to be invested in Employer stock:

1. ☐ Standard Nonelective Contributions

2. ☐ Additional Discretionary Nonelective Contributions

3. ☐ Prior Nonelective Contributions

4. ☐ Non-safe harbor Matching Contributions

5. ☐ Prior non-safe harbor Matching Contributions

B. ☐ Participants may transfer investments out of the Employer stock fund more frequently than as required under law

C. ☐ Participants may direct investment of other contributions in Employer stock

23.4 INVESTMENT IN LIFE INSURANCE.

a. Plan assets may not be invested in life insurance.

23.5 TRANSFER OF INVESTMENTS

a. Transfer Effective Dates. Investment transfer elections that are timely received in accordance with established procedures will be initiated as of the business day they are received by the Administrator *(or its delegate)* or the next following business day.

SECTION 24. LOANS

24.1 AVAILABILITY

a. ☒ The Plan permits Participant loans. Loans are permitted with the following restrictions, as applicable: *(select all that apply)*

i. ☐ No restrictions on Sub-Accounts available for loans

ii. ☒ Loans are not available from following portions of Participant's Account:

***Note**: If the Plan includes QVECs, loans may not be made from QVEC Sub-Accounts and such Sub-Accounts are not included in determining the maximum amount of a loan.*

A. ☐ Roth 401(k) Contributions Sub-Account.

1. ☐ The balance of the Roth 401(k) Contributions Sub-Account is also excluded in determining maximum permissible loan amount

B. ☒ Other specified Sub-Accounts: Prior Roth Deferrals and After-Tax Rollover Contributions

1. ☐ The balance of the other Sub-Accounts is also excluded in determining maximum permissible loan amount

33

iii. ☐ Loans are ***not*** permitted to individuals with Rollover Contributions under the Plan, but who have not met the requirements to become an Eligible Employee.

24.2 REPAYMENT OPTIONS.

a. ☒ Loans are repaid through payroll withholding

i. ☒ Participants may also make payments by other means specified in the loan agreement

24.3 DEFAULT. If a loan payment is missed, default occurs as provided in the written loan guidelines *(but not later than the end of the calendar quarter following the quarter in which payment was due)*

(If a Participant makes loan payments after default, any such payments will be treated as After-Tax Contributions to the Plan for purposes of determining the Participant's taxable basis in his Account.)

SECTION 25. HARDSHIP WITHDRAWALS

25.1 AVAILABILITY

a. ☒ The Plan permits hardship withdrawals. The Plan permits hardship withdrawals from the following Accounts:

ii. ☐ Roth 401(k) Contributions *(excluding interest)*

iii. ☒ After-Tax Contributions

iv. ☒ Rollover Contributions

v. ☐ Designated Roth Rollover Contributions

vi. ☐ In-Plan Roth Rollover Contributions

vii. ☐ After-Tax Rollover Contributions

viii. ☒ Nonelective Contributions *(includes Standard and Additional Discretionary Nonelective Contributions)*

ix. ☒ Prior Nonelective Contributions

x. ☐ Matching Contributions *(includes Regular, Additional Discretionary, and True-Up Matching Contributions) (QMACs and Safe Harbor Matching Contributions may not be withdrawn because of hardship)*[1]

xi. ☒ Prior Matching Contributions *(QMACs and Safe Harbor Matching Contributions may not be withdrawn because of hardship)*[1]

xii. ☒ Other: *(specify Sub-Account(s))*
Prior Cole Hersee Roth Contributions

[1] An exception applies for amounts credited to the Plan as of the later of (a) the last day of the Plan Year ending before July 1, 1989 or (b) December 31, 1988, if such amounts are accounted for separately and were available for hardship withdrawal under the terms of the plan in effect on that date.

25.2 DETERMINATION OF IMMEDIATE AND HEAVY FINANCIAL NEED.

***Note**: Hardship needs under the Plan are based on the safe harbors specified in 401(k) regulations. These include Code Section 213(d) medical expenses, purchase of a principal residence, post-secondary education/tuition expenses (including room and board), prevention of eviction from or foreclosure on the mortgage of a principal residence, funeral and burial expenses, and repairs to a principal residence for which a casualty loss deduction would be available.*

a. ☐ In addition to the IRS safe harbor needs, hardship withdrawals of contributions ***other than 401(k) Contributions*** may be made under other non-discriminatory facts and circumstances, as follows:

____
____.

(Withdrawal criteria must be definitely determinable, non-discriminatory, and objective)

(Hardship withdrawals may only be made for the following needs of the primary Beneficiary: Code Section 213(d) medical expenses, post-secondary education/tuition expenses (including room and board), and funeral and burial expenses.)

34

25.3 DETERMINATION THAT PLAN DISTRIBUTION IS NECESSARY TO MEET NEED.

a. ☒ Necessity for hardship withdrawal is determined using IRS suspension safe harbor

((i) distribution doesn't exceed amount of the need (plus amounts necessary to pay federal, state, or local income taxes or penalties), (ii) Participant has obtained all other distributions and loans available under all plans of the Employer or a Related Company, and (iii) the Participant's "elective contributions" and "employee contributions" under all plans of the Employer or a Related Company are suspended for 6 months.)

b. ☐ Necessity for hardship withdrawal is determined based on Employee's certification

(The Employee certifies that his financial need cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by reasonable liquidation of the Employee's assets, (iii) by suspending elective contributions and employee contributions to all plans maintained by the Employer or a Related Company, (iv) by other distributions or nontaxable loans from plans maintained by the Employer or a Related Company, or (v) by borrowing from commercial sources. A hardship withdrawal will not be deemed necessary if the Administrator has actual knowledge that the Employee's certification is false.)

25.4 EFFECTIVE DATE OF HARDSHIP WITHDRAWAL

a. Hardship Withdrawal Effective Dates. Hardship withdrawals will be made as soon as reasonably practicable following approval.

25.5 OPTIONAL LIMITATIONS ON HARDSHIP WITHDRAWALS.

a. ☐ Minimum Hardship Withdrawal Amount. The minimum hardship withdrawal amount is: $____________________

i. ☐ If less, Participant may withdraw 100% of his withdrawable interest

b. ☐ Suspension of Further Hardship Withdrawals. The suspension period will last ____________________ months

c. ☐ Limit Number of Hardship Withdrawals. The number of hardship withdrawals a Participant may receive during the calendar year is limited to: __________

SECTION 26. NON-HARDSHIP WITHDRAWALS

26.1 AVAILABILITY

a. ☒ Non-hardship withdrawals are permitted under the Plan.

26.2 SOURCES AND CONDITIONS FOR NON-HARDSHIP WITHDRAWALS.

a. ☒ Withdrawals at Any Time. The following amounts may be withdrawn at any time:

i. In-Plan Roth Rollover Contributions, if provided under the Plan *(contributions rolled over as In-Plan Roth Rollover Contributions must still be distributable under conditions no less favorable than before the rollover)*

ii. ☐ After-Tax Contributions

iii. ☒ Rollover Contributions

iv. ☐ After-Tax Rollover Contributions

v. ☐ Designated Roth Rollover Contributions

b. ☒ Withdrawals at Specified Age. The following amounts may be withdrawn only after reaching the specified age:

After-Tax	Rollover	After-Tax Rollover	Designated Roth Rollover	Pre-Tax 401(k)	Roth 401(k)	QNECs
i. ☒ 59 1/2	ii. ☐ ___	iii. ☐ ___	iv. ☐ ___	v. ☒ 59 1/2 *(≥ 59½)*	vi. ☐ ___ *(≥ 59½)*	vii. ☒ 59 1/2 *(≥ 59½)*
QMACs	**Safe Harbor**	**Prior Safe Harbor**	**Prior Money Purchase**	**Regular Match**	**Add'l Disc. Match**	**True-Up Match**
viii. ☐ ___ *(≥ 59½)*	ix. ☒ 59 1/2 *(≥ 59½)*	x. ☐ ___ *(≥ 59½)*	xi. ☐ ___ *(≥ 62)*	xii. ☐ ___	xiii.☐ ___	xiv. ☐ ___
Prior Match	**Std Nonelective**	**Add'l Disc. Nonelective**	**Prior Nonelective**			
xv. ☒ 59 1/2	xvi. ☒ 59 1/2	xvii. ☒ 59 1/2	xviii. ☒ 59 1/2			

35

xix. ☒ Other contributions at age 59 1/2 *(specify other contribution(s) and conditions in a manner that is definitely determinable and not subject to employer discretion)*: Prior Roth Contributions

c. ☐ Employees may withdraw Nonelective/Matching Contributions after a specified period of participation as elected in the table below:

		Std Nonelective	Add'l Disc. Nonelective	Regular Match	Add'l Disc. Match	True-Up Match	Prior Nonelective	Prior Match
i.	Withdrawal permitted after specified # months participation	A. ☐ ____	B. ☐ ____	C. ☐ ____	D. ☐ ____	E. ☐ ____	F. ☐ ____	G. ☐ ____
ii.	Withdrawal permitted after both specified # months participation & attainment of specified age	A. ☐ ____ Mos ____ Age	B. ☐ ____ Mos ____ Age	C. ☐ ____ Mos ____ Age	D. ☐ ____ Mos ____ Age	E. ☐ ____ Mos ____ Age	F. ☐ ____ Mos ____ Age	G. ☐ ____ Mos ____ Age

d. ☐ Employees may withdraw amounts held at least 2 years as elected in the table below:

		Std Nonelective	Add'l Disc. Nonelective	Regular Match	Add'l Disc. Match	True-Up Match	Prior Nonelective	Prior Match
i.	No other requirements	A. ☐	B. ☐	C. ☐	D. ☐	E. ☐	F. ☐	G. ☐
ii.	Employee must also have specified # months of participation	A. ☐ ____ Mos	B. ☐ ____ Mos	C. ☐ ____ Mos	D. ☐ ____ Mos	E. ☐ ____ Mos	F. ☐ ____ Mos	G. ☐ ____ Mos
iii.	Employee must also have attained specified age	A. ☐ ____ Age	B. ☐ ____ Age	C. ☐ ____ Age	D. ☐ ____ Age	E. ☐ ____ Age	F. ☐ ____ Age	G. ☐ ____ Age
iv.	Employee must also have specified # months of participation ***and*** have attained specified age	A. ☐ ____ Mos ____ Age	B. ☐ ____ Mos ____ Age	C. ☐ ____ Mos ____ Age	D. ☐ ____ Mos ____ Age	E. ☐ ____ Mos ____ Age	F. ☐ ____ Mos ____ Age	G. ☐ ____ Mos ____ Age

26.3 MILITARY SERVICE WITHDRAWALS

a. ☒ Deemed Severance from Employment.[1] A Participant engaged in military service more than 30 days may make a deemed severance withdrawal from the following:

i. ☒ Pre-Tax 401(k) Contributions

ii. ☐ Roth 401(k) Contributions

iii. ☒ QNECs

iv. ☐ QMACs

v. ☒ Safe Harbor Contributions

vi. ☐ Prior Safe Harbor Contributions

[1]Deemed severance withdrawals are subject to the 10% tax on early distributions and the Participant must be suspended from making 401(k) and After-Tax Contributions for at least 6 months.

b. ☒ Qualified Reservist Withdrawal.[2] A Participant who is a member of a reserve component and is ordered or called to active duty for a period in excess of 179 days *(or for an indefinite period)* may make a qualified reservist withdrawal of the following contributions:

i. ☒ Pre-Tax 401(k) Contributions

ii. ☐ Roth 401(k) Contributions

[2]Qualified reservist withdrawals are exempt from the 10% tax on early distributions and no contribution suspension applies.

36

c. ☐ A Participant absent from employment because of military leave for at least _______ days may make a withdrawal from the following:

i. ☐ After-Tax Contributions

ii. ☐ Rollover Contributions

iii. ☐ After-Tax Rollover Contributions

iv. ☐ Designated Roth Rollover Contributions

v. ☐ Nonelective Contributions[1]

vi. ☐ Prior Nonelective Contributions

vii. ☐ Matching Contributions[2]

viii. ☐ Prior Matching Contributions

[1]Nonelective Contributions include Standard and Additional Discretionary Nonelective Contributions.
[2] Matching Contributions include Regular, Additional Discretionary, and True-Up Matching Contributions.

26.4 EFFECTIVE DATE OF NON-HARDSHIP WITHDRAWALS

a. Non-Hardship Withdrawal Effective Dates. Non-hardship withdrawals will be made as soon as reasonably practicable following approval.

26.5 OPTIONAL LIMITATIONS ON NON-HARDSHIP WITHDRAWALS

a. ☐ 100% Vesting Requirement. Non-hardship withdrawals may only be made from a particular Sub-Account if the Participant is 100% vested in the Sub-Account.

b. ☐ Minimum Non-Hardship Withdrawal Amount. The minimum non-hardship withdrawal amount is: $___________________

i. ☐ If less, Participant may withdraw 100% of his withdrawable interest

c. ☐ Single suspension of ___________________ months applies following any non-hardship withdrawals before a further non-hardship withdrawal is permitted

d. ☐ Single limit applies on the number of non-hardship withdrawals a Participant may receive during the calendar year equal to: __________

e. ☐ Separate suspension periods and/or limitations apply to further non-hardship withdrawals of the same type of contributions as elected in the table below:

		Suspension period is specified number of months	Suspension period is remainder of Plan Year and the next following Plan Year	Limit on number of non-hardship withdrawals permitted during calendar year
i.	After-Tax Contributions	1. ☐ ____	2. ☐	3. ☐ ____
ii.	After-Tax Rollover Contributions	1. ☐ ____	2. ☐	3. ☐ ____
iii.	Designated Roth Rollover Contributions	1. ☐ ____	2. ☐	3. ☐ ____
iv.	In-Plan Roth Rollover Contributions	1. ☐ ____	2. ☐	3. ☐ ____
v.	All Other Rollover Contributions	1. ☐ ____	2. ☐	3. ☐ ____
vi.	Pre-Tax 401(k) Contributions	1. ☐ ____	2. ☐	3. ☐ ____
vii.	Roth 401(k) Contributions	1. ☐ ____	2. ☐	3. ☐ ____
viii.	QNECs	1. ☐ __	2. ☐	3. ☐ ____
ix.	QMACs	1. ☐ __	2. ☐	3. ☐ ____
x.	Safe Harbor Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xi.	Prior Safe Harbor	1. ☐ ____	2. ☐	3. ☐ ____

37

1.	2.	3.
	Contributions			
xii.	Standard Nonelective Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xiii.	Additional Discretionary Nonelective Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xiv.	Prior Nonelective Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xv.	Regular Matching Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xvi.	Additional Discretionary Matching Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xvii.	True-Up Matching Contributions	1. ☐ ____	2. ☐	3. ☐ ____
xviii.	Prior Matching Contributions	1. ☐ ____	2. ☐	3. ☐ ____

f. The above limitations will ***not*** apply to military service withdrawals.

SECTION 27. TIMING OF DISTRIBUTIONS

27.1 DISTRIBUTIONS TO PARTICIPANTS FOLLOWING TERMINATION

a. Receipt of Distribution. Subject to the cash-out rules in 27.2 below, upon proper application for benefits, a Participant who terminates employment shall receive distribution:

i. ☒ As soon as reasonably practicable

ii. ☐ As soon as reasonably practicable following _____*(≤ 5)* Breaks in Vesting Service or, if earlier, Normal Retirement Date

iii. ☐ As soon as reasonably practicable after the end of the Plan Year in which his employment terminates

iv. ☐ As soon as reasonably practicable following Normal or Early Retirement Date. A Participant who satisfies the service requirement for early retirement, but terminates employment before reaching early retirement age will be entitled to receive distribution upon reaching early retirement age.

b. Option to Postpone Distribution. A Participant who terminates employment may postpone distribution until:

i. If the Participant terminates prior to Normal Retirement Date:

A. ☐ Later of age 62 or Normal Retirement Date

B. ☒ Required Beginning Date

ii. If the Participant retires on or after Normal Retirement Date:

A. ☒ Required Beginning Date

B. ☐ May not postpone

c. Distribution Following Notice. Distribution notice will be provided to a Participant no more than 180 days before his Benefit Commencement Date and the Participant may waive the 30-day waiting period to receive distribution.

27.2 CASH-OUTS

a. ☒ Small account balances will be cashed out upon a distribution event.

i. The cash-out amount is:

A. ☐ $1,000

B. ☒ $5,000

C. ☐ $__________________ *(< $5,000)*

ii. ☐ Rollover Contributions will be disregarded in determining whether Account will be cashed out

(Regardless of the election above, a Participant's Rollover Contributions are ***included*** *in determining whether a Participant's distribution exceeds $1,000 for purposes of the mandatory rollover rules.)*

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27.3 COMMENCEMENT OF BENEFITS WHILE EMPLOYED. The following provisions apply: *(select all that apply)*

a. ☒ A Participant who continues employment beyond Normal Retirement Date may elect to commence retirement benefits while employed

b. ☐ A Participant who incurs a Disability and continues employment may elect to commence retirement benefits.

27.4 POST 70½ DISTRIBUTIONS – REQUIRED BEGINNING DATE. A Participant *(other than a 5% owner)* who continues employment beyond April 1 of the calendar year following the year he attains age 70½:

a. ☐ Is required to commence retirement benefits as of that date *(old rule)*

b. ☒ May not commence retirement benefits as of that date, unless commencement is required under Code Section 401(a)(9) as amended by the Small Business Job Protection Act of 1996 *(new rule)*

27.5 PARTIAL DISTRIBUTIONS

a. ☒ Partial Distributions to Participants. Participant whose employment terminates or who is entitled to commence payment while employed, as provided in 27.3 above, may elect partial distribution from time to time

b. ☒ Partial Distributions to Beneficiaries. Subject to the rules described in 27.6 below, a Beneficiary entitled to payment may elect partial distribution from time to time

27.6 REQUIRED COMMENCEMENT OF DISTRIBUTION TO BENEFICIARIES. Distribution to Beneficiary of Participant who dies before his Required Beginning Date will be made:

a. ☐ In full by the end of the calendar year that contains the 5th anniversary of Participant's death *(or, if later, by the end of the calendar year in which the Participant would have reached age 70½ if Participant's Spouse is sole Beneficiary)*

(Select if Plan provides only for single sum payments to Beneficiaries – no installments, no annuities, and no required minimum distributions)

b. ☒ Either (1) in full within 5 years of Participant's death or (2) in installments over the Beneficiary's life expectancy, as elected by the Participant or Beneficiary.

(Select if Plan provides for both (a) single sum payments and (b) installment, annuity, or required minimum distribution payments to Beneficiaries.)

A. If no election is made, distribution will be made:

1. ☐ In full by the end of the calendar year that contains the 5th anniversary of Participant's death *(or, if later, by the end of the calendar year in which the Participant would have reached age 70½ if Participant's Spouse is sole Beneficiary)*

2. ☒ In installments over Beneficiary's life expectancy beginning no later than the end of the calendar year immediately following the year of the Participant's death *(or, if later, by the end of the calendar year in which the Participant would have reached age 70½, if Participant's Spouse is sole Beneficiary)*

SECTION 28. FORMS OF PAYMENT

28.1 FORM OF PAYMENT TO PARTICIPANT. Subject to the cash-out rules in 27.2 above, a Participant may receive payment in the following form(s):

a. Single sum

b. ☐ Annuities

i. Normal/Optional Form of Payment. Annuities are the:

A. ☐ Normal form

B. ☐ Optional form

ii. Forms of annuity. Available forms of annuity are:

A. ☐ Limited to period certain annuities *(annuities payable for a specified number of months or years, rather than over the life of the Participant)*

1. ☐ The specified payment period may be any period designated by the Participant *(not to exceed the joint life expectancies of the Participant and his Beneficiary)*

2. ☐ The Participant may only elect one of the following payment periods: ______
____

39

B. ☐ May provide for payment over the life of the Participant

1. ☐ The Participant may select any form of annuity that can be purchased by the Plan
2. ☐ The Participant may only elect among the following forms of annuity: _______
3. ☐ Unless the Participant elects otherwise, if payment is to be made in an annuity, it will be a life annuity or QJSA *(payment elections will be subject to the requirements of Code Section 417)*

iii. Special annuity requirements. If an annuity is payable over the life of the Participant, either as the normal form or because the Participant elected such an option, the following provisions apply:

A. Survivor percentage under QJSA is 50% unless a larger percentage is indicated: ____________%

B. QPSA Provisions: *(select all that apply)*

1. ☐ The QPSA is purchased with 50% of the Participant's Account *(if not selected, the QPSA will be purchased with 100% of the Participant's Account)*
2. ☐ To receive QPSA, the Spouse must have been married to Participant for one year preceding death
3. ☐ QPSA waiver is permitted.
   a. ☐ Pre-35 QPSA waivers are permitted

c. ☒ Installment payments over period specified by Participant

i. ☒ Participants may elect to accelerate installments

A. ☐ The election to accelerate installment payments as of a specified date must be made when payments start

d. ☐ Required minimum distributions *(RMDs) (select only if Plan does not otherwise provide for installment payments)*

i. RMDs Payable. Required minimum distributions are payable after a Participant's Required Beginning Date *(as defined in the Base Plan Document based on the election in Section 27.4)* as follows:

A. ☐ Only while Employee continues employment after Required Beginning Date

B. ☐ If payments start at Participant's Required Beginning Date, whether or not Participant is still employed on that date

e. ☐ Eliminate Forms of Payment. The restatement eliminates the following forms of benefit: *(select all that apply)*

i. ☐ Annuity forms of payment

ii. ☐ Installment form of payment

f. ☒ A Participant may elect distribution in more than one form of payment

28.2 FORM OF PAYMENT TO BENEFICIARY.

a. Subject to the cash-out rules in 27.2 above and the QPSA requirements, if a Participant dies before payments start, distribution to the Participant's Beneficiary will be made in the following form:

i. ☒ Any of the forms of payment available to the Participant, as elected by the Beneficiary[1]

ii. ☐ Single sum only

[1] ***Note:*** *Legal rules limit the period over which payments may be made to a Participant's Beneficiary. For example, payment may not be made over the joint lives of the Beneficiary and another person.*

b. ☐ Regardless of the election in a above, if the Participant dies before his Required Beginning Date *(as defined in the Base Plan Document based on the election in Section 27.4)*, the Beneficiary may receive RMDs

28.3 IN-KIND DISTRIBUTIONS. THE FOLLOWING DISTRIBUTIONS MAY BE MADE IN KIND:

a. ☐ No in-kind distributions

b. ☒ Only Employer stock may be distributed in kind[1]

c. ☐ Only distributions from self-directed brokerage Investment Fund *(as described in 23.2 above)* may be made in kind

d. ☐ Distributions of Employer stock[1] or from self-directed brokerage Investment Fund *(as described in 23.2 above)* may be made in kind

40

[1] *In-kind distributions of Employer stock are permitted only to the extent a Participant's Account is invested in such stock. A Participant does not otherwise have the right to demand payment of his benefit under the Plan in the form of Employer securities.*

28.4 ☐ **GRANDFATHERED PAYMENT OPTIONS.** Special payment forms are preserved for specified Participant groups

SECTION 29. MISCELLANEOUS DISTRIBUTION PROVISIONS

29.1 EFFECT OF REEMPLOYMENT

a. Right to Distribution and Form of Payment. If a Participant is reemployed, he will lose his right to distribution attributable to his prior retirement or termination. If his Benefit Commencement Date occurred before reemployment, no further distribution will be made until his subsequent termination and his prior form of payment election is null and void.

b. Annuity Requirements. If Participant elected optional life annuity, annuity requirements continue to apply to:

i. ☐ Only prior Account

ii. ☐ Full Account

29.2 BENEFICIARIES. If no Beneficiary has been designated or no Beneficiary survives the Participant, the default Beneficiary will be Participant's Spouse or, if none:

a. ☐ Participant's estate

b. ☐ Participant's surviving children in equal shares or, if none, Participant's estate

c. ☒ Participant's issue, per stirpes, or, if none, Participant's estate

d. ☐ Participant's issue, per stirpes, or, if none, Participant's surviving parents in equal shares, or, if none, Participant's estate

29.3 DOMESTIC PARTNER PROVISIONS

a. ☐ If a Participant has a Domestic Partner, the Participant's Domestic Partner will be treated as the Participant's Spouse for Beneficiary and consent purposes.

SECTION 30. MISCELLANEOUS

30.1 DEFINITION OF DISABILITY.

(Complete only if Plan includes a feature that is contingent upon a Participant's Disability.)

a. Participant is Disabled if he satisfies any of the criteria selected below:

i. ☐ Eligible for social security disability

ii. ☐ Eligible for benefits under Employer's long term disability program

A. ☐ Unable to engage in any occupation for pay or profit

B. ☒ Unable to perform usual and customary duties for Employer

iv. ☐ Other *(must be definitely determinable and not subject to Employer discretion):*

30.2 DEFINITION OF HCE

a. Look back year is the:

i. ☒ 12-month period immediately preceding Plan Year

ii. ☐ Calendar year beginning within the 12-month period immediately preceding Plan Year *(may select only if Plan Year is not calendar year)*

b. Are HCEs limited to top-paid 20% of Employees?

i. ☐ Yes.

ii. ☒ No.

30.3 TOP-HEAVY PROVISIONS

a. Applicability. Top-heavy provisions apply as follows:

41

i. ☐ Provisions do not apply because Plan covers only collectively-bargained Employees *(less than 50% of whom are owners, officers or executives)*

ii. ☐ Provisions do not apply because Plan provides only for 401(k) Contributions, Matching Contributions, and/or Safe Harbor Contributions that satisfy non-discrimination requirements using the safe harbor method

b. ☐ Vesting schedule for prior contributions does not meet the requirements of Code Section 416

i. Applicability of Top-Heavy Schedule. If the Plan becomes top-heavy, the top-heavy vesting schedule identified below will apply to such prior contributions for all future Plan Year.

ii. Top-Heavy Vesting Schedule is:

A. ☐ 3 year cliff vesting

B. ☐ 2-6 year graded vesting

C. ☐ Other vesting *(must be at least as favorable as 2-6 year graded vesting.)*

Years of Vesting Service	Vested Interest

c. ☐ Plan Coverage. Employees are also covered under a defined benefit and/or another defined contribution plan: *(select all that apply)*

i. ☐ A defined benefit plan. If the defined benefit plan is also top-heavy, Employees will receive top-heavy benefit from:

A. ☐ This Plan equal to 5% of "415 compensation"

B. ☐ The defined benefit plan

1. ☐ Benefits provided under this Plan offset the minimum benefit required under the defined benefit plan

C. ☐ Each plan without regard to the other

D. ☐ No top-heavy benefit is required because a comparability analysis of the benefits provided under both plans proves the minimum benefit requirements are satisfied

ii. ☐ Another defined contribution plan. If the defined contribution plan is also top-heavy, Employees will receive top-heavy benefit from:

A. ☐ This Plan

1. ☐ Benefits provided under the other plan offset the minimum benefit required under the Plan

B. ☐ The other defined contribution plan

1. ☐ Benefits provided under the Plan offset the minimum benefit required under the other plan

d. ☐ If necessary for determining the present value of cumulative accrued benefits under aggregated defined benefit plans, the following factors shall be used:

i. Interest rate: ______________________________

ii. Mortality table: ______________________________

e. Top-Heavy Minimum Contributions. Top-heavy minimum contributions will be made:

i. ☒ Only to non-key Employees

ii. ☐ To both key and non-key Employees

iii. ☒ Only for top-heavy Plan Years

iv. ☐ For all Plan Years, regardless of whether Plan is now or ever was top-heavy

42

30.4 GOVERNING LAW. The Plan shall be governed by the laws of the following state or commonwealth**:** MD

30.5 PLAN EXPENSES

a. Administrative Expenses. Reasonable administrative expenses of the Plan will be paid from the Plan, except the Employers may elect to pay some or all such expenses.

30.6 SUPERSEDING PLAN PROVISIONS

a. ☒ The Plan includes special provisions that supersede any inconsistent provisions of the Adoption Agreement or Base Plan Document *(provisions are found in the applicable Addendum)*

(If the Plan includes superseding provisions, the Plan Sponsor may no longer rely on the volume submitter practitioner's advisory letter. In order to have reliance, the Plan must apply for its own determination letter.)

SECTION 31. VOLUME SUBMITTER INFORMATION

31.1 USE AND APPLICATION OF VOLUME SUBMITTER DOCUMENT

The PDS Premier™ Volume Submitter 401(k) Savings/PS Plan Adoption Agreement No. 001 may be used only in conjunction with the PDS Premier™ Volume Submitter 401(k) Savings/PS Plan Base Plan Document No. 01. The volume submitter practitioner will provide information to the Plan Sponsor of any amendments made to the PDS Premier™ Volume Submitter 401(k) Savings/PS Plan or of the discontinuation or abandonment of the PDS Premier™ Volume Submitter 401(k) Savings/PS Plan.

The Plan Sponsor may rely on the advisory letter issued to the volume submitter practitioner by the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code only to the extent provided in Revenue Procedure 2011-49. The Plan Sponsor may not rely on the advisory letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the advisory letter issued with respect to the PDS Premier™ Volume Submitter 401(k) Savings/PS Plan and in Revenue Procedure 2011-49.

In order to have reliance in such circumstances, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

Failure to properly fill out the Adoption Agreement may result in the disqualification of the Plan.

Questions regarding adoption of the PDS Premier™ Volume Submitter 401(k) Savings/PS Plan, the intended meaning of any volume submitter plan provisions, or the effect of the advisory letter issued by the Internal Revenue Service with respect to the PDS Premier™ Volume Submitter 401(k) Savings/PS Plan may be addressed to the volume submitter practitioner's agent designated for such purpose in 31.2 below.

31.2 AGENT FOR VOLUME SUBMITTER PRACTITIONER

T. Rowe Price Retirement Plan Services, Inc.
P.O. Box 89000, OM-2102
Baltimore, MD 21289-2102

31.3 IDENTIFICATION OF VOLUME SUBMITTER PRACTITIONER

Plan Document Systems™
1919 M Street, NW
Suite 700
Washington, DC 20036
800-333-PLAN (7526)

SECTION 32. EXECUTION

This Plan must be signed and dated below by all the indicated parties to be effective

EXECUTED AT____,

______________________________, this ________________ day of _____________________ 20________.

43

Littelfuse, Inc.

By:___________________________________

Title:_________________________________

44

PARTICIPATION AGREEMENT
FOR
LITTELFUSE, INC. 401(K) RETIREMENT AND SAVINGS PLAN

This Participation Agreement is adopted by the participating Employer identified below to reflect its participation in the Plan. By executing this Participation Agreement, the Employer identified below agrees to be bound by the terms of the Plan and the Trust Agreement as adopted by the Plan Sponsor, including any amendments thereto and any elections made by the Plan Sponsor.

Identification of Employer:	Cole Hersee Company *(Employer name)*
	20-8078739 *(EIN)*
Effective date of participation:	October 1, 2011 *(month/day/year)*

This Participation Agreement must be signed and dated below by the participating Employer to be effective.

EXECUTED AT____,

________________________, this ____________ day of ________________ 20______.

Cole Hersee Company

By:______________________________

Title:___________________________

45

PARTICIPATION AGREEMENT
FOR
LITTELFUSE, INC. 401(K) RETIREMENT AND SAVINGS PLAN

This Participation Agreement is adopted by the participating Employer identified below to reflect its participation in the Plan. By executing this Participation Agreement, the Employer identified below agrees to be bound by the terms of the Plan and the Trust Agreement as adopted by the Plan Sponsor, including any amendments thereto and any elections made by the Plan Sponsor.

Identification of Employer: Hamlin, Incorporated *(Employer name)*

22-2767118 *(EIN)*

Effective date of participation: June 1, 2013 *(month/day/year)*

This Participation Agreement must be signed and dated below by the participating Employer to be effective.

EXECUTED AT____,

______________________________, this ________________ day of _____________________ 20_________.

Hamlin, Incorporated

By:_____________________________________

Title:_________________________________

46

PARTICIPATION AGREEMENT
FOR
LITTELFUSE, INC. 401(K) RETIREMENT AND SAVINGS PLAN

This Participation Agreement is adopted by the participating Employer identified below to reflect its participation in the Plan. By executing this Participation Agreement, the Employer identified below agrees to be bound by the terms of the Plan and the Trust Agreement as adopted by the Plan Sponsor, including any amendments thereto and any elections made by the Plan Sponsor.

Identification of Employer: SymCom, Inc. (but not SSAC, LLC) *(Employer name)*

46-0322814 *(EIN)*

Effective date of participation: April 1, 2014 *(month/day/year)*

This Participation Agreement must be signed and dated below by the participating Employer to be effective.

EXECUTED AT____,

____________________, this __________ day of ______________ 20_____.

SymCom, Inc. (but not SSAC, LLC)

By:__________________________

Title:_______________________

47

ADDENDUM A
GRANDFATHERED PROVISIONS

A.1 GRANDFATHERED WITHDRAWAL PROVISIONS

a. ☒ The following in-service withdrawals from a Participant's Accounts shall be available to the Participants described below who satisfy the requirements described below and are not restricted as specified below: Prior Roth Deferrals from the Cole Hersee Company 401(k) Savings Plan (the "Cole Hersee Plan") and Prior After-Tax Rollover Contributions may be withdrawn upon attainment of age 59-1/2.

(Withdrawal criteria must be definitely determinable, non-discriminatory, and objective)

A.2 OTHER GRANDFATHERED VESTING SCHEDULE

a. The prior vesting schedule(s) specified below shall apply to the contributions specified below with respect to the Participants described below: For all Participants actively employed on January 1, 2010, Prior Matching Contributions attributable to this Plan made prior to January 1, 2010 are 100% vested. For those Participants not actively employed on January 1, 2010, any Prior Matching Contributions attributable to this Plan made prior to January 1, 2010 remain subject to the 3-year cliff vesting schedule that applied to such contributions prior to January 1, 2010.

All contributions previously made to the Cole Hersee Plan (including earnings and losses thereon) were subject to the following 5-year graded vesting schedule: 1 Year – 20%, 2 Years – 40%, 3 Years – 60%, 4 Years – 80%, 5 Years – 100%. However, for those Participants who were active employees of the Cole Hersee Company on September 30, 2011, these contributions became 100% vested effective October 1, 2011 (the date on which the Cole Hersee Plan merged into this Plan). For those Participants who were not active employees of the Cole Hersee Company on September 30, 2011, these contributions were maintained as Prior Nonelective Contributions subject to the 5-year graded vesting schedule.

48

ADDENDUM B
PLAN MERGERS

B.1 PLAN MERGERS

(The following plans were merged into the Plan and became subject to the terms of the Plan effective as of the merger date.)

Name of Merged Plan	Merger Date
a. Cole Hersee Company 401(k) Savings Plan	October 1, 2011

49

ADDENDUM C
AUTOMATIC CONTRIBUTION ARRANGEMENT WITH OPTIONAL AUTOMATIC ESCALATION FEATURE (NO QACA/EACA)

C.1 AUTOMATIC CONTRIBUTION ARRANGEMENT (ACA)

(401(k) Contributions will automatically be made on behalf of each Eligible Employee who is subject to automatic enrollment, as described in a. below, in the amount described in b. below, unless the Eligible Employee makes an affirmative election: (i) not to have 401(k) Contributions made or (ii) to make 401(k) Contributions in a different amount.)

a. Employees subject to the ACA:

i. Except as selected in iii below, 401(k) Contributions will automatically be withheld for:

A. ☐ All Eligible Employees *(This is a new CODA and no Employees eligible for the ACA have a prior affirmative election in place)*

B. ☐ Subject to any election in 1. below, only individuals first hired as Covered Employees on or after: ____________________

1. ☐ ACA also applies to former Employees who terminated employment with the Employers and all Related Employers and are re-hired as Covered Employees on or after the date above, without regard to their original hire date. *(Former Covered Employees who transfer back to covered employment are not covered by the ACA.)*

C. ☒ Subject to any election in 1. below, only Employees who first become eligible to make 401(k) Contributions on or after: December 31, 2009

1. ☒ ACA also applies to former Employees who terminated employment with the Employers and all Related Employers and are re-hired as Covered Employees on or after the date above, without regard to their original eligibility date. *(Former Covered Employees who transfer back to covered employment are not covered by the ACA.*

ii. ☒ In addition to the Employees selected in B or C above, 401(k) Contributions will be withheld for Eligible Employees hired or participating before the applicable date as follows:

A. ☐ Eligible Employees who are not making 401(k) Contributions at all

B. ☒ Eligible Employees who are making 401(k) Contributions at a rate less than the automatic contribution amount applicable to new Participants

iii. ☐ Employees excluded from ACA. The following Employee groups will not have 401(k) Contributions automatically withheld under the ACA:

A. ☐ All Employees who are covered by the terms of a collective bargaining agreement

B. ☐ Only those Employees who are covered by the terms of a collective bargaining agreement that does not provide for their coverage under the ACA *(select only if the Plan covers Employees of different bargaining units, not all of which have adopted the ACA)*

C. ☐ All non-collectively bargained Employees *(select only if the Plan covers both bargained and non-bargained Employees and only bargained Employees are covered by the ACA)*

D. ☐ HCEs

E. ☐ The following Employees: ____________________

b. Amount automatically withheld is 4% of Compensation *(must be whole number)*

c. Default treatment for contributions under the ACA is:

i. ☒ Pre-Tax 401(k) Contributions

ii. ☐ Roth 401(k) Contributions

d. Affirmative elections are deemed to expire only under the following circumstances

(To the extent provided in this part d and subject to iv. below, existing affirmative elections will expire, unless a Participant makes another affirmative election in accordance with the rules prescribed by the Administrator.)

i. ☐ Expiration After Specified Period. A Participant's affirmative election will expire and 401(k) Contributions will re-commence under the ACA at the end of the:

A. ☐ Plan Year in which the election is first effective.

B. ☐ Plan Year following the Plan Year in which the election is first effective.

C. ☐ Following specified period: ________________

50

ii. ☐ Expiration on Hardship Suspension. A Participant's affirmative election will expire if 401(k) Contributions are suspended because of a hardship withdrawal.

A. Following the suspension period, 401(k) Contributions will ***not*** re-commence unless the Participant affirmatively elects otherwise.

iii. Expiration Upon Termination of Employment. Upon termination of employment with the Employers and all Related Employers, a Participant's affirmative election will expire and he will be subject to automatic enrollment upon reemployment.

Note*: The above applies for purposes of determining whether a Participant is subject to automatic enrollment upon reemployment. If Compensation for purposes of making 401(k) Contributions includes post-severance amounts, 401(k) Contributions will continue to be made (or not made) in accordance with a Participant's affirmative election following the Participant's severance from employment until the earlier of (1) the Participant's reemployment or (2) the later of (i) 2½ months following the Participant's termination or (ii) the end of the year in which termination occurs.*

iv. ☒ Expiration Upon Transfer of Employment. A Participant's affirmative election will expire if he transfers out of employment as a Covered Employee to other employment with an Employer or a Related Employer. If the Participant transfers back to employment as a Covered Employee, 401(k) Contributions will:

A. ☒ Not re-commence unless the Participant affirmatively elects otherwise

B. ☐ Re-commence under the ACA unless the Participant affirmatively elects otherwise

e. ☐ A Participant's affirmative election will expire for reasons other than termination of employment with the Employers and all Related Employers only if:

(To the extent provided in this part e, existing affirmative elections will expire, unless a Participant makes another affirmative election in accordance with the rules prescribed by the Administrator.)

i. ☐ The Participant elected not to make 401(k) Contributions at all

ii. ☐ The Participant elected to make 401(k) Contributions at a rate less than the automatic contribution amount applicable to new Participants

iii. ☐ Other: ______________________________ *(describe circumstances in which affirmative election will be treated as* ***not*** *expiring)*

C.2 ☒ AUTOMATIC ESCALATION FEATURE

(The 401(k) Contributions made on behalf of each Eligible Employee who is subject to automatic escalation, as described in a. below, will automatically be increased as provided in b. below, unless the Eligible Employee makes an affirmative election not to have his 401(k) Contributions increased.)

a. Employees subject to automatic escalation:

i. 401(k) Contributions will be automatically increased for:

A. ☒ All Eligible Employees

B. ☐ Only Employees who are subject to the ACA provided in C.1a. above

ii. ☐ Participants excluded from automatic escalation. The following Employee groups will not have 401(k) Contributions increased automatically:

A. ☐ All Eligible Employees who are covered by the terms of a collective bargaining agreement

B. ☐ Only those Eligible Employees who are covered by the terms of a collective bargaining agreement that does not provide for their participation in the automatic escalation feature *(select only if the Plan covers Employees of different bargaining units, not all of which have adopted automatic escalation)*

C. ☐ All non-collectively bargained Employees *(select only if the Plan covers both bargained and non-bargained Employees and only bargained Employees are covered by the automatic escalation feature)*

D. ☐ HCEs

E. ☐ The following Eligible Employees: ____________________

b. Subject to the Employer's selections in i. below, automatic escalation applies only to Participants making 401(k) Contributions in an amount less than 10% *(must be whole number)* of Compensation

i. ☒ A Participant may affirmatively elect to have automatic escalation continue after reaching the limit described in b. above

c. Subject to the Employer's selections in i. below, the amount of the automatic increase for each adjustment period is 1% *(must be whole number)* of Compensation

(Subject to C.2b.i. above, the automatic increase shall not cause the amount of the 401(k) Contributions being made on behalf of a Participant to exceed the cap specified in C.2b. above. If required, the amount of the automatic increase shall be reduced so that such cap is not exceeded.)

i. ☒ A Participant may affirmatively elect automatic increases in a different amount

51

d. Subject to any elections in ii.. or iv. below, the automatic increase will be applied each adjustment date.

i. The adjustment dates are:

A. ☐ First day of each calendar year

B. ☐ Anniversaries of the Employee's hire or rehire date

C. ☒ Each February 1 *(month/day – must be first day of month)*

ii. The increase will apply as soon as administratively practicable following the applicable adjustment date

Note: *If an Eligible Employee who is subject to automatic escalation modifies the amount of his 401(k) Contributions taken into account in applying the automatic escalation provisions within 45 days of an adjustment date, notwithstanding any other provision of the Plan, his 401(k) Contributions will* ***not*** *be adjusted as of such adjustment date, but will be adjusted as of the immediately following adjustment date.*

iii. The first increase will apply to a new Eligible Employee beginning with the first adjustment date after:

A. ☒ The date the Eligible Employee first became subject to the automatic escalation provisions

B. ☐ The close of the Plan Year in which the Eligible Employee first became subject to the automatic escalation provisions

1. ☐ For an Eligible Employee who affirmatively elects out of the ACA, but is still subject to automatic escalation, the first increase applies beginning with the first adjustment date after the Eligible Employee would have become subject to the automatic escalation provisions but for his affirmative election

1. ☐ For an Eligible Employee who affirmatively elects out of the ACA, but is still subject to automatic escalation, the first increase applies beginning with the first adjustment date after the Eligible Employee would have become subject to the automatic escalation provisions but for his affirmative election

iv. ☐ An Eligible Employee may elect a different adjustment date

e. The default treatment for the automatic annual increase will be:

i. ☒ Pre-Tax 401(k) Contributions

ii. ☐ Roth 401(k) Contributions

f. Affirmative Elections Out of Automatic Escalation.

i. Effect of Affirmative Election Under ACA. If an Eligible Employee who is subject to the ACA makes an affirmative election, the following applies:

A. If the Eligible Employee affirmatively elects not to make 401(k) Contributions, he will also be treated as electing out of automatic escalation

B. If the Eligible Employee affirmatively elects to make 401(k) Contributions in a different amount than provided under ACA, he must make a separate affirmative election out of automatic escalation

C. If he elects to make Roth 401(k) Contributions instead of Pre-Tax 401(k) Contributions *(or vice versa, if default 401(k) Contributions under the ACA are treated as Roth 401(k) Contributions)*, he will be treated as provided in B. above

ii. Expiration of Affirmative Election Out of Automatic Escalation. A Participant's separate affirmative election out of automatic escalation will expire under certain circumstances

(To the extent provided in this part ii., a Participant's separate affirmative election against auto escalation will expire, unless the Participant makes another affirmative election in accordance with the rules prescribed by the Administrator.)

A. ☐ Expiration After Specified Period. A Participant's affirmative election will expire and the Participant's 401(k) Contributions will again become subject to automatic escalation at the end of the:

1. ☐ Plan Year in which the election is first effective.
2. ☐ Plan Year following the Plan Year in which the election is first effective.
3. ☐ Following specified period: ________________

B. ☐ Expiration on Hardship Suspension. A Participant's affirmative election will expire if 401(k) Contributions are suspended because of a hardship withdrawal.

1. Following the suspension period, automatic escalation shall NOT apply unless the Participant affirmatively elects otherwise

C. Expiration Upon Termination of Employment. Upon termination of employment with the Employers and all Related Employers, a Participant's affirmative election will expire and he will be subject to automatic escalation upon reemployment

Note: *The above applies for purposes of determining whether a Participant is subject to automatic enrollment upon reemployment. If Compensation for purposes of making 401(k) Contributions includes post-severance amounts, 401(k) Contributions will continue to be made (or not made) in accordance with a Participant's affirmative election following*

52

the Participant's severance from employment until the earlier of (1) the Participant's reemployment or (2) the later of (i) 2½ months following the Participant's termination or (ii) the end of the year in which termination occurs.

D. ☒ Expiration Upon Transfer of Employment. A Participant's affirmative election will expire if he transfers out of employment as a Covered Employee to other employment with an Employer or a Related Employer. If the Participant transfers back to employment as a Covered Employee, automatic escalation will:

1. ☒ Not apply unless the Participant affirmatively elects otherwise

2. ☐ Apply unless the Participant affirmatively elects otherwise

iii. ☐ A Participant's affirmative election will expire for reasons other than termination of employment only if:

A. ☐ The Participant elected to make 401(k) Contributions at a rate less than the cap specified in C.2b. above

B. ☐ Other: ______________________________ *(describe circumstances in which affirmative election will be treated as **not** expiring)*

53

ADDENDUM D
CROSS-TESTED EMPLOYEE GROUP ALLOCATION FORMULA

D.1 EMPLOYEE GROUP ALLOCATION METHOD

a. The allocation groups among which the Standard Nonelective Contribution is initally allocated consist of the following:

(Specify the Employees included in each allocation group, including both HCEs and NHCEs, using objective criteria that are not subject to Employer discretion. Each Eligible Employee must be included in an allocation group. No Eligible Employee may be assigned to more than one allocation group.)

Employees who, as of January 1, 2010, were (a) employed by the Employer; (b) were either participants in the Littelfuse, Inc. Retirement Plan or Employees of the Cole Hersee Company; (c) have ten (10) or more years of Vesting Service with the Employer; and (d) whose years of Vesting Service with the Employer plus age is greater than or equal to sixty (60). For the avoidance of doubt, Service with the Cole Hersee Company shall count towards an Employee's Service in determining whether the Employee meets the requirements to be a member of the 60 Point Group and the term "Employer" includes the Cole Hersee Company.

i. ♦ The allocation groups specified above must be definitely determinable and may not be structured to limit participation only to the NHCEs with the shortest service or least Compensation while excluding other NHCEs.

ii. ♦ Each Eligible Employee may be in a separate allocation group.

iii. ♦ The Employer shall provide written direction to the Trustee or Administrator, whichever has responsibility for allocating contributions to Participants' Accounts, specifying the portion of the Standard Nonelective Contribution to be allocated to each allocation group. The Employer shall provide such direction no later than the due date of the Employer's tax return for the taxable year to which the Employer Contribution relates.

iv. ♦ The requirements of Treasury Regulations Section 1.401(k)-1(a)(6) *(describing what constitutes a cash or deferred arrangement with respect to Self-Employed Individuals)* applies to the allocation formula under this method. Therefore, the allocation formula must be structured so that it does not create a cash or deferred arrangement with respect to a Self-Employed Individual *(e.g., by permitting partners to directly or indirectly vary the amount of contribution made on their behalf)*.

v. ♦ The Plan shall satisfy non-discrimination in amounts testing under Code Section 401(a)(4) using cross-testing under Treasury Regulations Section 1.401(a)(4)-8. The Plan shall satisfy the gateway requirement using the minimum allocation gateway method described in Section 6.2(b) of the Base Plan Document.

54

ADDENDUM E SUPERSEDING
PLAN PROVISIONS

E.1 SUPERSEDING PLAN PROVISIONS

a. The provisions described in this Addendum supersede other provisions of this Adoption Agreement and/or the Base Plan Document in the manner described. These provisions have ***not*** been pre-approved by the Internal Revenue Service and must be disclosed as modifications to the pre-approved language.

The Plan Administrator, in its sole discretion, may designate that a minimum 401(k) Contribution deferral rate ("Automatic Boost") shall apply to Covered Employees who do not otherwise timely make an affirmative election, in accordance with procedures adopted by the Plan Administrator and communicated in advance to the affected Covered Employee and in accordance with applicable law, of a deferral rate in excess of such Automatic Boost deferral rate or for such Automatic Boost to not apply. Any such Automatic Boost designation shall specify the Automatic Boost deferral rate, its effective date, and the nondiscriminatory group or category of Covered Employees to whom it applies. For clarity, if designated by the Plan Administrator, an Automatic Boost may be limited to Covered Employees who, as of the Automatic Boost effective date, have made an affirmative election to contribute at a rate greater than zero but less than the specified Automatic Boost deferral rate or who are already subject to the automatic escalation provisions of the Plan. Such a designated Automatic Boost will in no way affect the right of any affected Covered Employee to affirmatively elect an alternate 401(k) Contribution deferral rate at any time following such Automatic Boost to his or her 401(k) Contribution deferral rate, including the right to cease his or her contributions entirely.

55

ADDENDUM F
INTERIM RETROACTIVE COMPLIANCE AMENDMENT
EFFECTIVE DATES

F.1 GENERAL COMPLIANCE

a. Unless otherwise specifically provided by the terms of the Plan, this amendment and restatement is effective with respect to each change made to satisfy the provisions of (i) final Treasury Regulations issued under Code Section 401(k) and 415 *("final 415 Regulations")*, (ii) the Pension Protection Act of 2006 ("PPA"), (iii) the Heroes Earnings Assistance and Relief Act of 2008 *("HEART")*, (iv) the Worker, Retiree and Employee Recovery Act of 2008 *("WRERA")*, (v) the Small Business Jobs Act of 2010 *("SBJPA")*, or (vi) any regulations, rulings, or other published guidance issued under the Code, ERISA, PPA, HEART, WRERA, or SBJPA, the first day of the first period *(which may or may not be the first day of a Plan Year)* with respect to which such change became required because of such provision *(including any day that became such as a result of an election or waiver by an Employee or a waiver or exemption issued under the Code, ERISA, PPA, HEART, WRERA, or SBJPA)*, including, but not limited to, the provisions described in this Addendum.

F.2 RETROACTIVE EFFECTIVE DATES TO REFLECT COMPLIANCE WITH INTERIM LEGAL CHANGES

a. Final 415 Compliance:

i. Unless a different date is specified below, the following provisions were effective as of the first day of the first limitation year beginning on or after July 1, 2007:

A. ☒ *Compensation:* The definition of "Compensation" was amended to include only post-severance amounts permitted to be included as "415 compensation".

1. ☐ A later effective date applies: ____________________________

B. *415 Compensation:* The definition of "415 compensation" was amended to include only permissible post-severance amounts.

C. *415 Limits:* The 415 limitations were amended to reflect the final 415 regulations effective the first day of the first limitation year beginning on or after July 1, 2007.

b. PPA Compliance *(as modified by HEART, WRERA, and SBJPA)*

i. Unless a different date is specified below, the following provisions *(if applicable)* were effective as of the first day of the first Plan Year beginning on or after January 1, 2007:

A. *Rollover Contributions to the Plan*:

1. ☐ The Plan was amended to permit Rollovers Contributions to the Plan of after-tax employee contributions from a 403(b) plan.

a. ☐ A later effective date applies: ____________________________

2. ☐ The Plan was amended to permit Rollovers Contributions to the Plan of designated Roth contributions from a 403(b) plan.

a. ☐ A later effective date applies: ____________________________

B. *Definition of Eligible Retirement Plan*:

1. Effective for distributions made after December 31, 2006, the definition of "eligible retirement plan" was amended to permit direct rollovers of After-Tax Contributions from the Plan to a defined benefit plan or 403(b) annuity that separately accounts for them.

2. Effective for distributions made after December 31, 2006, the definition of "eligible retirement plan" was amended to permit direct rollovers of Roth 401(k) Contributions from the Plan to a 403(b) annuity that separately accounts for them.

3. Effective for distributions made after December 31, 2008, the definition of "eligible retirement plan" was amended to permit direct rollovers to Roth IRAs.

C. *Direct Rollovers by Non-Spouse Beneficiaries:* The Plan was amended to permit a Participant's non-Spouse Beneficiary to make a direct rollover of any distribution made after the effective date to an inherited IRA.

1. ☒ A later effective date applies: January 1, 2010 *(cannot be later than the first day of the first Plan Year beginning after December 31, 2009)*

56

D. *Vesting of Nonelective Contributions:* If applicable, the vesting schedule applicable to Nonelective Contributions was amended with respect to contributions made on or after the effective date to provide for vesting in accordance with a schedule that provides for vesting no less rapidly than in accordance with a 3-year cliff or 2-6 year graded vesting schedule.

E. *Diversification of Employer Stock:* If applicable, the Plan was amended with respect to Employer stock acquired in Plan Years beginning on or after the effective date to permit Participants to (i) divest and re-invest elective 401(k) Contributions and After-Tax Contributions invested in Employer stock in other investment options at any time and (ii) divest and re-invest Employer Contributions invested in Employer stock in other investment options, after the Participant has completed 3 years of service. The diversification provisions are effective with respect to Employer stock acquired in prior Plan Years on a graduated basis beginning with the 2007 Plan Year, unless a Participant is age 55 and has completed 3 years of service before the first day of the 2007 Plan Year, in which case the diversification requirements apply to the Participant's full investment in Employer stock.

F. ☒ *Qualified Reservist Withdrawals:* The Plan was amended to provide for "qualified reservist withdrawals".

1. ☒ A different effective date applies: January 1, 2010 *(cannot be earlier than September 11, 2001)*

G. ☐ *Hardship Withdrawals for Beneficiary's Need:* Effective for withdrawals made after January 7, 2009, the Plan was amended to permit a hardship withdrawal by the Participant to satisfy an immediate and heavy financial need of the Participant's primary Beneficiary.

1. ☐ A later effective date applies: ________________________

H. ☒ *Notice and Election Period:* The notice and election period for electing payment of an Account exceeding the applicable cash-out limit or waiving the Qualified Joint and Survivor Annuity or Single Life Annuity form of payment was extended to 180-days preceding the Benefit Commencement Date.

1. ☐ A later effective date applies: ________________________

I. *QOSA:* If applicable, the Plan was amended to provide a Qualified Optional Survivor Annuity form of payment.

J. *Gap Period Income:* Effective for Plan Years beginning on or after January 1, 2008, the Plan was amended to provide that distributions of "excess deferrals", "excess contributions", "excess aggregate contributions", and 401(k) Contributions that exceed the limits under Code Section 402(g) when aggregated with a plan maintained by an un-related employer shall not include income or loss for the gap period between the end of the Plan Year in which they were contributed and the date of distribution.

c. HEART Compliance

i. Unless a different date is specified below, the following provisions were effective as of the first day of the first Plan Year beginning on or after January 1, 2007:

A. ☒ *Compensation:* Effective for Plan Years beginning after December 31, 2008, the definition of "Compensation" was amended to include differential pay.

1. ☐ A later effective date applies: ________________________

B. *415 Compensation*: Effective for limitation years beginning after December 31, 2008, the definition of "415 compensation" was amended to include differential pay.

C. *Death While in Qualified Military Service:* The Plan was amended to provide that upon the death of a Participant absent from employment due to qualified military service:

1. The Participant was treated as having returned to employment immediately prior to death for all purposes, other than accruing additional benefits under the Plan.

2. ☐ The Participant was also treated as having returned to employment immediately prior to death for purposes of accruing additional benefits under the Plan.

a. ☐ A later effective date applies: ________________________

D. *Disability While in Qualified Military Service:* The Plan was amended to provide that if a Participant became Disabled while absent from employment due to qualified military service:

1. ☐ The Participant was treated as having returned to employment immediately prior to disability for all purposes, other than accruing additional benefits under the Plan.

a. ☐ A later effective date applies: ________________________

2. ☐ The Participant was also treated as having returned to employment immediately prior to disability for purposes of accruing additional benefits under the Plan.

a. ☐ A later effective date applies: ________________________

57

E. ☒ *Deemed Severance from Employment:* Effective for Plan Years beginning after December 31, 2008, a Participant absent from work because of qualifying military service for more than 30 days is deemed to have terminated employment for purposes of eligibility to receive a distribution of 401(k) Contributions, QNECs, and Safe Harbor Contributions.

1. ☒ A later effective date applies: October 1, 2011

ii. WRERA Compliance

A. ☒ *Special MRD Rules:* The Plan was amended to provide the following with respect to minimum required distributions made with respect to the 2009 calendar year:

1. ☐ Minimum required distributions were made for the 2009 calendar year, unless a Participant or Beneficiary affirmatively elected ***not*** to receive the distribution.

2. ☐ Minimum required distributions were ***not*** made for the 2009 calendar year, unless a Participant or Beneficiary affirmatively elected ***to*** receive the distribution.

3. ☒ If the first minimum required distributions commenced for the 2009 calendar year, distribution did not commence unless a Participant or Beneficiary affirmatively elected to receive the distribution. If minimum required distributions commenced prior to the 2009 calendar year, distributions were made for the 2009 calendar year, unless a Participant or Beneficiary affirmatively elected *not* to receive the distribution.

d. SBJPA Compliance

i. ☐ Unless a later effective date is specified below, effective beginning September 27, 2010, the Plan was amended to permit In-Plan Roth Rollover Contributions.

A. ☐ A later effective date applies: ____________________________

58

T. Rowe Price Retirement Plan Services, Inc.

PDS PREMIERTm VOLUME SUBMITTER 401(K) SAVINGS/PS PLAN
Base Plan Document No. 01

©2014 Plan Document SystemsTM

TABLE OF CONTENTS

PREAMBLE		1

ARTICLE I DEFINITIONS AND INTERPRETATION		1

1.1	PLAN DEFINITIONS	1
1.2	INTERPRETATION	14

ARTICLE II SERVICE		15

2.1	SPECIAL DEFINITIONS	15
2.2	CREDITING OF HOURS OF SERVICE	15
2.3	HOURS OF SERVICE EQUIVALENCIES	16
2.4	LIMITATIONS ON CREDITING OF HOURS OF SERVICE	16
2.5	DEPARTMENT OF LABOR RULES	17
2.6	CREDITING OF "CONTINUOUS SERVICE"	17
2.7	CREDITING ELIGIBILITY SERVICE	17
2.8	CREDITING VESTING SERVICE	18
2.9	EXCLUSION OF VESTING SERVICE COMPLETED FOLLOWING A BREAK FOR DETERMINING VESTED INTEREST IN PRIOR ACCRUED BENEFIT	18
2.10	CREDITING OF HOURS OF SERVICE WITH RESPECT TO SHORT COMPUTATION PERIODS	18
2.11	CHANGE OF SERVICE CREDITING METHOD	19

ARTICLE III ELIGIBILITY		19

3.1	ELIGIBILITY	19
3.2	TRANSFERS OF EMPLOYMENT	19
3.3	REEMPLOYMENT	19
3.4	NOTIFICATION CONCERNING NEW ELIGIBLE EMPLOYEES	20
3.5	EFFECT AND DURATION	20

ARTICLE IV 401(K) CONTRIBUTIONS		20

4.1	401(K) CONTRIBUTIONS	20
4.2	ROTH 401(K) CONTRIBUTIONS	20
4.3	SPECIAL BONUS/COMMISSIONS ELECTION	21
4.4	TRUE-UP 401(K) CONTRIBUTIONS	21
4.5	COMBINED LIMIT ON 401(K) AND AFTER-TAX CONTRIBUTIONS	22
4.6	CATCH-UP 401(K) CONTRIBUTIONS	22
4.7	AMENDMENTS TO REDUCTION AUTHORIZATION	22
4.8	SUSPENSION OF 401(K) CONTRIBUTIONS	22
4.9	RESUMPTION OF 401(K) CONTRIBUTIONS	23
4.10	AUTOMATIC CONTRIBUTION ARRANGEMENT (ACA)	23
4.11	AUTOMATIC ESCALATION PROVISIONS	23
4.12	NOTICE OF ACA OR AUTOMATIC ESCALATION PROVISIONS	23
4.13	AFFIRMATIVE ELECTIONS UNDER ACA OR AUTOMATIC ESCALATION PROVISIONS	24
4.14	AUTOMATIC ESCALATION FOR EMPLOYEES ELECTING OUT OF QACA	25
4.15	CONTRIBUTIONS LIMITED TO CURRENTLY AVAILABLE COMPENSATION	25
4.16	DELIVERY OF 401(K) CONTRIBUTIONS	25
4.17	VESTING OF 401(K) CONTRIBUTIONS	25

ARTICLE V AFTER-TAX AND ROLLOVER CONTRIBUTIONS		26

5.1	AFTER-TAX CONTRIBUTIONS	26
5.2	COMBINED LIMIT ON 401(K) AND AFTER-TAX CONTRIBUTIONS	26
5.3	AMENDMENTS TO PAYROLL WITHHOLDING AUTHORIZATION	26
5.4	SUSPENSION OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING	26

i

5.5	RESUMPTION OF AFTER-TAX CONTRIBUTIONS BY PAYROLL WITHHOLDING	26
5.6	DELIVERY OF AFTER-TAX CONTRIBUTIONS	27
5.7	PRIOR/TRANSFERRED AFTER-TAX CONTRIBUTIONS	27
5.8	SEPARATE ACCOUNTING FOR AFTER-TAX CONTRIBUTIONS	27
5.9	ROLLOVER CONTRIBUTIONS	27
5.10	IN-PLAN ROTH ROLLOVER CONTRIBUTIONS	28
5.11	SPECIAL RULES APPLICABLE TO DESIGNATED ROTH ROLLOVER CONTRIBUTION OR IN-PLAN ROTH ROLLOVER CONTRIBUTION	28
5.12	SEPARATE ACCOUNTING FOR AFTER-TAX ROLLOVER CONTRIBUTIONS, DESIGNATED ROTH ROLLOVER CONTRIBUTIONS, AND IN-PLAN ROTH ROLLOVER CONTRIBUTIONS	28
5.13	VESTING OF AFTER-TAX CONTRIBUTIONS AND ROLLOVER CONTRIBUTIONS	29

ARTICLE VI EMPLOYER CONTRIBUTIONS		29

6.1	CONTRIBUTION PERIOD	29
6.2	AMOUNT AND ALLOCATION OF STANDARD NONELECTIVE CONTRIBUTIONS	29
6.3	AMOUNT AND ALLOCATION OF ADDITIONAL DISCRETIONARY NONELECTIVE CONTRIBUTIONS	32
6.4	QUALIFIED NONELECTIVE CONTRIBUTIONS	32
6.5	ADDITIONAL, DISCRETIONARY QUALIFIED NONELECTIVE CONTRIBUTIONS	33
6.6	REGULAR MATCHING CONTRIBUTIONS	33
6.7	ADDITIONAL DISCRETIONARY MATCHING CONTRIBUTIONS	34
6.8	TRUE-UP MATCHING CONTRIBUTIONS	34
6.9	QUALIFIED MATCHING CONTRIBUTIONS	35
6.10	MAXIMUM DOLLAR AMOUNT OF DISCRETIONARY MATCH	35
6.11	NoN-QACA SAFE HARBOR MATCHING CONTRIBUTIONS	36
6.12	QACA SAFE HARBOR MATCHING CONTRIBUTIONS	36
6.13	SAFE HARBOR NONELECTIVE CONTRIBUTIONS (QACA AND NoN-QACA)	36
6.14	VERIFICATION OF AMOUNT OF EMPLOYER CONTRIBUTIONS BY THE PLAN SPONSOR	37
6.15	PAYMENT OF EMPLOYER CONTRIBUTIONS	37
6.16	ALLOCATION REQUIREMENTS	37
6.17	VESTING OF EMPLOYER CONTRIBUTIONS	38
6.18	ELECTION OF FORMER VESTING SCHEDULE	38
6.19	PROFITS LIMITATION	38
6.20	FORFEITURES TO REDUCE EMPLOYER CONTRIBUTIONS	39

ARTICLE VII LIMITATIONS ON CONTRIBUTIONS		39

7.1	SPECIAL DEFINITIONS	39
7.2	CODE SECTION 402(G) LIMIT	47
7.3	DISTRIBUTION OF "EXCESS DEFERRALS"	48
7.4	LIMITATION ON 401(K) CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES - ADP TEST	48
7.5	DETERMINATION AND ALLOCATION OF "EXCESS CONTRIBUTIONS" AMONG HIGHLY COMPENSATED EMPLOYEES	50
7.6	TREATMENT OF EXCESS 401(K) CONTRIBUTIONS	50
7.7	LIMITATION ON MATCHING CONTRIBUTIONS AND AFTER-TAX CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES - ACP TEST	51
7.8	DETERMINATION AND ALLOCATION OF "EXCESS AGGREGATE CONTRIBUTIONS" AMONG HIGHLY COMPENSATED EMPLOYEES	53
7.9	FORFEITURE OR DISTRIBUTION OF "EXCESS AGGREGATE CONTRIBUTIONS"	53
7.10	TREATMENT OF FORFEITED MATCHING CONTRIBUTIONS	54
7.11	DETERMINATION OF INCOME OR Loss	54
7.12	DEEMED SATISFACTION OF THE ADP TEST	54
7.13	DEEMED SATISFACTION OF THE LIMITATIONS ON MATCHING CONTRIBUTIONS OF HIGHLY COMPENSATED EMPLOYEES	55
7.14	NOTICE REQUIREMENTS FOR SAFE HARBOR MATCHING CONTRIBUTIONS AND SAFE HARBOR NONELECTIVE CONTRIBUTIONS	55
7.15	CODE SECTION 415 LIMITATIONS ON CREDITING OF CONTRIBUTIONS AND FORFEITURES	56
7.16	APPLICATION OF CODE SECTION 415 LIMITATIONS WHERE PARTICIPANT IS COVERED UNDER OTHER QUALIFIED DEFINED CONTRIBUTION PLAN	57

ii

7.17	SCOPE OF LIMITATIONS	57

ARTICLE VIII TRUST FUNDS AND ACCOUNTS		57

8.1	GENERAL FUND	57
8.2	INVESTMENT FUNDS	58
8.3	LOAN INVESTMENT FUND	58
8.4	EMPLOYER STOCK INVESTMENT FUND	58
8.5	INCOME ON TRUST	59
8.6	ACCOUNTS	59
8.7	SUB-ACCOUNTS	59

ARTICLE IX LIFE INSURANCE CONTRACTS		59

9.1	LIFE INSURANCE CONTRACTS	59
9.2	PAYMENT OF PREMIUMS AND DISPOSITION OF DIVIDENDS	60
9.3	OVERRIDING CONDITIONS AND LIMITATIONS	60
9.4	DEATH BENEFITS	61
9.5	OTHER DISTRIBUTIONS; VESTING	61
9.6	SUSPENSION OF FURTHER PURCHASES OF LIFE INSURANCE CONTRACTS	62

ARTICLE X DEPOSIT AND INVESTMENT OF CONTRIBUTIONS		62

10.1	FUTURE CONTRIBUTION INVESTMENT ELECTIONS	62
10.2	DEPOSIT OF CONTRIBUTIONS	62
10.3	ELECTION TO TRANSFER BETWEEN FUNDS	63
10.4	404(c) PROTECTION	63
10.5	DIVERSIFICATION OF INVESTMENTS IN EMPLOYER STOCK	63

ARTICLE XI CREDITING AND VALUING ACCOUNTS		65

11.1	CREDITING ACCOUNTS	65
11.2	VALUING ACCOUNTS	65
11.3	PLAN VALUATION PROCEDURES	65
11.4	UNIT ACCOUNTING PERMITTED	66
11.5	FINALITY OF DETERMINATIONS	66
11.6	NOTIFICATION	66

ARTICLE XH LOANS		66

12.1	APPLICATION FOR LOAN	66
12.2	COLLATERAL FOR LOAN	66
12.3	REDUCTION OF ACCOUNT UPON DISTRIBUTION	67
12.4	REQUIREMENTS TO PREVENT A TAXABLE DISTRIBUTION	67
12.5	ADMINISTRATION OF LOAN INVESTMENT FUND	68
12.6	DEFAULT	69
12.7	DEEMED DISTRIBUTION UNDER CODE SECTION 72(P)	69
12.8	TREATMENT OF OUTSTANDING BALANCE OF LOAN DEEMED DISTRIBUTED UNDER CODE SECTION 72(P)	69
12.9	PRIOR LOANS	69

ARTICLE XIII WITHDRAWALS WHILE EMPLOYED		70

13.1	NON-HARDSHIP WITHDRAWALS	70
13.2	WITHDRAWAL OF CONTRIBUTIONS SUBJECT TO DISTRIBUTION RESTRICTIONS UNDER CODE SECTION 401(K) UPON DEEMED SEVERANCE FROM EMPLOYMENT DUE TO QUALIFIED MILITARY SERVICE	70
13.3	QUALIFIED RESERVIST WITHDRAWALS OF 401(K) CONTRIBUTIONS	70
13.4	SPECIAL IN-SERVICE WITHDRAWALS OF OTHER CONTRIBUTIONS WHILE PERFORMING MILITARY SERVICE	71
13.5	OVERALL LIMITATIONS ON NON-HARDSHIP WITHDRAWALS	71
13.6	HARDSHIP WITHDRAWALS	71

3

13.7	HARDSHIP DETERMINATION	72
13.8	SATISFACTION OF NECESSITY REQUIREMENT FOR HARDSHIP WITHDRAWALS	73
13.9	CONDITIONS AND LIMITATIONS ON HARDSHIP WITHDRAWALS	73
13.10	ORDER OF WITHDRAWAL FROM A PARTICIPANT'S SUB-ACCOUNTS	74
13.11	PERMISSIBLE WITHDRAWALS UNDER EACA	74

ARTICLE XIV TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE		75

14.1	TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE	75
14.2	SEPARATE ACCOUNTING FOR NON-VESTED AMOUNTS	75
14.3	DISPOSITION OF NON-VESTED AMOUNTS	75
14.4	TREATMENT OF FORFEITED AMOUNTS	75
14.5	RECREDITING OF FORFEITED AMOUNTS	75

ARTICLE XV DISTRIBUTIONS		76

15.1	DISTRIBUTIONS TO PARTICIPANTS	76
15.2	SPECIAL IN-SERVICE DISTRIBUTIONS	77
15.3	PARTIAL DISTRIBUTIONS	77
15.4	VOLUNTARY ELECTIVE TRANSFERS	77
15.5	DISTRIBUTIONS TO BENEFICIARIES	77
15.6	CODE SECTION 401(A)(9) REQUIREMENTS	77
15.7	CASH OUTS AND PARTICIPANT CONSENT	82
15.8	REQUIRED COMMENCEMENT OF DISTRIBUTION	82
15.9	REEMPLOYMENT OF A PARTICIPANT	82
15.10	RESTRICTIONS ON ALIENATION	83
15.11	FACILITY OF PAYMENT	83
15.12	INABILITY TO LOCATE PAYEE	83
15.13	DISTRIBUTION PURSUANT TO QUALIFIED DOMESTIC RELATIONS ORDERS	84

ARTICLE XVI FORM OF PAYMENT		84

16.1	SPECIAL DEFINITIONS	84
16.2	FORM OF PAYMENT	85
16.3	MINIMUM REQUIRED DISTRIBUTIONS	86
16.4	CHANGE OF ELECTION	86
16.5	AUTOMATIC ANNUITY REQUIREMENTS	86
16.6	QUALIFIED PRERETIREMENT SURVIVOR ANNUITY REQUIREMENTS	86
16.7	DIRECT ROLLOVER	87
16.8	NOTICE REGARDING FORM OF PAYMENT	88
16.9	REEMPLOYMENT	89
16.10	ELIMINATION OF OPTIONAL FORM OF PAYMENT	89

ARTICLE XVH BENEFICIARIES		89

17.1	DESIGNATION OF BENEFICIARY	89
17.2	SPOUSAL CONSENT REQUIREMENTS	90
17.3	REVOCATION OF BENEFICIARY DESIGNATION UPON DIVORCE	90

ARTICLE XVIII ADMINISTRATION		91

18.1	AUTHORITY OF THE PLAN SPONSOR	91
18.2	DISCRETIONARY AUTHORITY	91
18.3	ACTION OF THE PLAN SPONSOR	91
18.4	CLAIMS REVIEW PROCEDURE	91
18.5	SPECIAL RULES APPLICABLE TO CLAIMS RELATED TO INVESTMENT ERRORS	96
18.6	EXHAUSTION OF REMEDIES AND LIMITATION ON FILING CIVIL ACTION	96
18.7	GROUNDS FOR JUDICIAL REVIEW	96
18.8	QUALIFIED DOMESTIC RELATIONS ORDERS	96
18.9	CORRECTION OF ERRONEOUS PAYMENTS AND OVERPAYMENTS	96
18.10	INDEMNIFICATION	97

4

18.11	PRUDENT MAN STANDARD OF CARE	97
18.12	ACTIONS BINDING	97

ARTICLE XIX AMENDMENT AND TERMINATION		97

19.1	AMENDMENT BY PLAN SPONSOR	97
19.2	AMENDMENT BY VOLUME SUBMITTER PRACTITIONER	98
19.3	LIMITATION ON AMENDMENT	98
19.4	TERMINATION	98
19.5	REORGANIZATION	99
19.6	WITHDRAWAL OF AN EMPLOYER	100
19.7	EFFECT OF FAILURE TO QUALIFY UNDER CODE	100

ARTICLE XX ADOPTION BY OTHER COMPANIES		100

20.1	ADOPTION BY OTHER COMPANIES	100
20.2	EFFECTIVE PLAN PROVISIONS	100

ARTICLE XXI MISCELLANEOUS PROVISIONS		101

21.1	No COMMITMENT AS TO EMPLOYMENT	101
21.2	BENEFITS	101
21.3	No GUARANTEES	101
21.4	EXPENSES	101
21.5	PRECEDENT	101
21.6	DUTY TO FURNISH INFORMATION	101
21.7	MERGER, CONSOLIDATION, OR TRANSFER OF PLAN ASSETS	101
21.8	CONDITION ON EMPLOYER CONTRIBUTIONS	102
21.9	RETURN OF CONTRIBUTIONS TO AN EMPLOYER	102
21.10	VALIDITY OF PLAN	102
21.11	TRUST AGREEMENT	102
21.12	PARTIES BOUND	102
21.13	APPLICATION OF CERTAIN PLAN PROVISIONS	102
21.14	MERGED PLANS	103
21.15	APPLICATION OF PLAN PROVISIONS IN MULTIPLE EMPLOYER PLANS	103
21.16	SPECIAL RULES APPLICABLE TO PARTICIPANTS ABSENT DUE TO MILITARY SERVICE	104
21.17	DELIVERY OF CASH AMOUNTS	105
21.18	WRITTEN COMMUNICATIONS	105
21.19	TRUST TO TRUST TRANSFER	105
21.20	TRANSFERRED FUNDS	105
21.21	PLAN CORRECTION PROCEDURES	105

ARTICLE XXII TOP-HEAVY PROVISIONS		106

22.1	SPECIAL DEFINITIONS	106
22.2	APPLICABILITY	107
22.3	MINIMUM EMPLOYER CONTRIBUTION	107
22.4	ACCELERATED VESTING	108
22.5	EXCLUSION OF COLLECTIVELY-BARGAINED EMPLOYEES	108

5

PREAMBLE

This volume submitter plan consists of the Base Plan Document and a separate Adoption Agreement that is executed by an adopting Employer and is incorporated into the provisions of the Base Plan Document by reference. The volume submitter plan is intended to qualify under Code Section 401(a). Depending upon elections made in the Adoption Agreement, the volume submitter plan may be used to implement a profit sharing plan or a profit sharing plan with a cash or deferred arrangement intended to qualify under Code Section 401(k).

The Plan provisions include Compliance Addenda reflecting changes in the law that became effective after the Volume Submitter specimen plan was submitted to the Internal Revenue Service for pre-approval. These Addenda may override or augment specific Sections of the Plan as reflected in the body of the document or in prior Addenda.

ARTICLE I
DEFINITIONS AND INTERPRETATION

1.1	Plan Definitions

As used herein, the following words and phrases, when they appear with initial letters capitalized as indicated below, have the meanings hereinafter set forth:

(a)

An "ACA" means an automatic contribution arrangement under which 401(k) Contributions are automatically withheld from an Eligible Employee's Compensation unless the Eligible Employee affirmatively elects otherwise.

(b)	An "Account" means the account maintained in the name of a Participant that reflects his interest in the Plan and any Sub-Accounts maintained thereunder, as provided in Article VIII.

(c)

An "Additional Discretionary Matching Contribution" means any Matching Contribution made to the Plan at an Employer's discretion in addition to the Employer's Regular Matching Contribution as provided in the Adoption Agreement, other than a True-Up Matching Contribution or any such contribution characterized by the Employer as a Qualified Matching Contribution.

(d)

An "Additional Discretionary Nonelective Contribution" means any Nonelective Contribution made to the Plan at an Employer's discretion that may be made in addition to the Employer's Standard Nonelective Contribution.

(e)

The "Administrator" means the Plan Sponsor unless the Plan Sponsor designates another person or persons to act as such. The Plan Sponsor may designate different persons to act as its delegate in performing different functions of the Administrator.

(f)

The "Adoption Agreement" means the separate agreement executed by a participating Employer or the Plan Sponsor under which the Employer or Plan Sponsor elects the optional provisions that apply under the Plan. The Adoption Agreement may also describe certain mandatory Plan provisions, provisions that apply under the Plan without the Employer electing them. A feature is "provided" under the Adoption Agreement if either (1) it is an optional provision and is elected by the Employer or Plan Sponsor or (2) it is a mandatory Plan provision described in the Adoption Agreement. The provisions of the Adoption Agreement are an integral part of the Plan.

(g)

An "After-Tax Contribution" means any after-tax employee contribution made by a Participant to the Plan as may be permitted under the Adoption Agreement or as may have been permitted under the terms of the Plan prior to this amendment and restatement or any after-tax employee contribution made by a Participant to another plan that is transferred directly to the Plan.

(h)	An "After-Tax Rollover Contribution" means any portion of a Participant's Rollover Contribution that is attributable to after-tax employee contributions.

(i)	The "Base Plan Document" means this PDS Premier' Volume Submitter 401(k) Savings/PS Plan document qualified with the Internal Revenue Service as Base Plan Document No. 01.

(1)

The "Beneficiary" of a Participant means the person or persons entitled under the provisions of the Plan to receive distribution hereunder in the event the Participant dies before receiving distribution of his entire interest under the Plan.

(k)

A Participant's "Benefit Payment Date" means (i) if payment is made through the purchase of an annuity, the first day of the first period for which the annuity is payable or (ii) if payment is made in any other form, the first day on which all events have occurred which entitle the Participant to receive payment of his benefit.

(1)	A "Break in Eligibility Service" means the following:

(1)

If Eligibility Service is credited on an Hours of Service basis, as provided in the Adoption Agreement, any "eligibility computation period" (as described in Section 2.1) during which an Employee completes no more than (1) if 1,000 Hours of Service is required for a year of Eligibility Service, 500 Hours of Service or (2) if fewer than 1,000 Hours of Service is required for a year of Eligibility Service, 1/2 the number of Hours of Service required for a year of Eligibility Service. Notwithstanding the foregoing, no Employee shall incur a Break in Eligibility Service solely by reason of temporary absence from work not exceeding 12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer or a Related Employer pursuant to its uniform leave policy, if his employment shall not otherwise be terminated during the period of such absence.

(2)

If Eligibility Service is credited on an elapsed time basis, as provided in the Adoption Agreement, a 12-consecutive-month period beginning on a person's Severance Date or any anniversary thereof during which the person is not credited with an Hour of Service, as defined in Section 2.2(a). Notwithstanding the foregoing, the following special rules apply in determining whether a person who is on a leave of absence has incurred a Break in Eligibility Service:

(A)

If the person is absent because of a Maternity/Paternity Absence beyond the first anniversary of his Severance Date, the 12-consecutive month period beginning on his Severance Date shall not constitute a Break in Eligibility Service.

(B)

If the person is absent because of a "FMLA leave", and returns to employment with an Employer or a Related Employer following such "FMLA leave", he shall not incur a Break in Eligibility Service for any 12-consecutive-month period beginning on his Severance Date or anniversaries thereof in which he is absent because of "FMLA leave". A "FMLA leave" means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993.

(m)	A "Break in Vesting Service" means the following:

(1)

If Vesting Service is credited on an Hours of Service basis, as provided in the Adoption Agreement, any "vesting computation period" (as defined in the Adoption Agreement) during which an Employee completes no more than (1) if 1,000 Hours of Service is required for a year of Vesting Service, 500 Hours of Service or (2) if fewer than 1,000 Hours of Service is required for a year of Vesting Service, 1/2 the number of Hours of Service required for a year of Vesting Service. Notwithstanding the foregoing, no Employee shall incur a Break in Vesting Service solely by reason of temporary absence from work not exceeding 12 months resulting from illness, layoff, or other cause if authorized in advance by an Employer or a Related Employer pursuant to its uniform leave policy, if his employment shall not otherwise be terminated during the period of such absence.

(2)

If Vesting Service is credited on an elapsed time basis, as provided in the Adoption Agreement, a 12-consecutive-month period beginning on a person's Severance Date or any anniversary thereof during which the person is not credited with an Hour of Service, as defined in Section 2.2(a). Notwithstanding the foregoing, the following special rules apply in determining whether a person who is on a leave of absence has incurred a Break in Vesting Service:

(A)

If the person is absent because of a Maternity/Paternity Absence beyond the first anniversary of his Severance Date, the 12-consecutive month period beginning on his Severance Date shall not constitute a Break in Vesting Service.

(B)

If the person is absent because of a "FMLA leave", and returns to employment with an Employer or a Related Employer following such "FMLA leave", he shall not incur a Break in Vesting Service for any 12-consecutive-month period beginning on his Severance Date or anniversaries thereof in which he is absent because of "FMLA leave". A "FMLA leave" means an approved leave of absence pursuant to the Family and Medical Leave Act of 1993.

(n)

A "Catch-Up 401(k) Contribution" means any 401(k) Contribution made to the Plan pursuant to Section 4.6 that is in excess of an applicable Plan limit and is made pursuant to, and is intended to comply with, Code Section 414(v). Catch-Up 401(k) Contributions may include Pre-Tax 401(k) Contributions and/or Roth 401(k) Contributions.

(o)

The "Code" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a Code section includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

(p)

The "Compensation" of a Participant for purposes of determining the amount and allocation of each contribution source under the Plan means Compensation as defined for such contribution source in the Adoption Agreement, including those amounts, if any, designated for such contribution source in the Adoption Agreement and excluding those amounts, if any, designated for such contribution source in the Adoption Agreement.

If provided in the Adoption Agreement, the following definitions of Compensation have the following meanings:

(1)

W-2 Compensation. A Participant's wages as defined in Code Section 3401(a), determined without regard to any rules that limit compensation included in wages based on the nature or location of the employment or services performed, and all other payments made to him for services as a Covered Employee for which his Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3), and 6052 (commonly referred to as W-2 earnings).

(2)

W-2 Compensation less moving expenses only. A Participant's wages as defined in Code Section 3401(a), determined without regard to any rules that limit compensation included in wages based on the nature or location of the employment or services performed, and all other payments made to him for services as a Covered Employee for which his Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3), and 6052 (commonly referred to as W-2 earnings), excluding moving expenses.

(3)

Withholding Compensation. A Participant's wages as defined in Code Section 3401(a), paid to him for services as a Covered Employee that would be used for purposes of income tax withholding at the source, determined without regard to any rules that limit compensation included in wages based on the nature or location of the employment or services performed.

(4)

General Section 415 Compensation. A Participant's general Section 415 Compensation includes (i) his wages, salaries, fees for professional service, and all other amounts received (without regard to whether such amounts are paid in cash) for personal services actually rendered in the course of employment with an Employer as a Covered Employee, to the extent the amounts are includible in gross income (or would have been received and includable in gross income but for the Participant's election, or deemed election, under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)), including, but not limited to, commissions paid to salesperson, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan described in Treasury Regulations Section 1.62-2(c), (ii) in case of a Participant who is an employee within the meaning of Code Section 401(c)(1), the Participant's earned income, as described in Code Section 401(c)(2) and regulations issued thereunder, (iii) amounts described in Code Section 104(a)(3), 105(a), or 105(h), but only to the extent such amounts are includible in the gross income of the Participant, (iv) amounts paid or reimbursed by the Employer for moving expenses incurred by the Participant, but only to the extent it is reasonable to believe the amounts are not deductible by the Participant under Code Section 217, (v) the value of a non-statutory option (an option other than a statutory option, as defined in Treasury Regulations Section 1.421-1(b)) granted to the Participant by the Employer, but only to the extent that the value of the option is includible in the gross income of the Participant for the taxable year in which granted, (vi) amounts includible in the gross income of the Participant upon making an election described in Code Section 83(b), and (vii) amounts that are includible in the gross income of the Participant under the rules of Code Section 409A or 457(f)(1)(A) or because the amounts are constructively received by the Participant. General Section 415 Compensation excludes (A) contributions (other than elective contributions described in Code Section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b)) made by the Participant's Employer to a plan of deferred compensation (including a simplified employee pension described in Code Section 408(k) or a simple retirement account described in Code Section 408(p)), whether or not qualified, to the extent that, before application of the limitations of Code Section 415 to such plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (B) any distributions from a plan of deferred compensation, whether or not qualified, (except amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includible in the gross income of the Participant), (C) amounts realized from the exercise of a non-qualified option or when restricted stock or other property held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture, (D) amounts received from the sale, exchange or other disposition of stock acquired under a qualified stock option, (E) any other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant and are not salary reduction amounts that are described in Code Section 125), and (F) other items that are similar to the items listed in (A) through (E) above.

(5)

Modified Section 415 Compensation. A Participant's modified Section 415 Compensation includes his wages, salaries, fees for professional service, and all other amounts received for personal services actually rendered in the course of employment with an Employer as a Covered Employee. Modified Section 415 Compensation excludes (i) contributions (other than elective contributions described in Code Section 402(e)(3), 408(k)(6), 408(p)(2)(A)(i), or 457(b)) made by the Participant's Employer to a plan of deferred compensation (including a simplified employee pension described in Code Section 408(k) or a simple retirement account described in Code Section 408(p)), whether or not qualified, to the extent that, before application of the limitations of Code Section 415 to such plan, the contributions are not includible in the gross income of the Participant for the taxable year in which contributed, (ii) any distributions from a plan of deferred compensation, whether or not qualified, (except amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includible in the gross income of the Participant), (iii) amounts realized from the exercise of a non-qualified option or when restricted stock or other property held by the Participant either becomes freely transferable or is no longer subject to substantial risk of forfeiture, (iv) amounts received from the sale, exchange or other disposition of stock acquired under a qualified stock option, (v) any other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includible in the gross income of the Participant and are not salary reduction amounts that are described in Code Section 125), and (vi) other items that are similar to the items listed in (i) through (v) above.

(6)

Base Pay. A Participant's base pay means his base wages received for personal services actually rendered in the course of employment with an Employer as a Covered Employee, excluding bonuses, overtime, shift differential, and any other special compensation.

(7)

Total Compensation excluding non-cash compensation. A Participant's total compensation excluding non-cash compensation means his wages, salaries, fees for professional service, and all other amounts received for personal services actually rendered in the course of employment with an Employer as a Covered Employee, except any such amounts that are not paid to the Participant in cash. For this purpose, an amount that would have been payable to the Participant in cash, but which is not paid because of the Participant's election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b), is treated as having been paid to the Participant in cash.

(8)

Regular Rate of Pay. A Participant's regular rate of pay for any period means the Participant's basic or regular rate of pay for such period for services as a Covered Employee, based on the hourly pay scale, weekly salary, or similar unit of base or regular pay applicable to such Participant.

Unless otherwise provided in the Adoption Agreement, a Participant's Compensation includes the following:

(9)

any eligible amount that would have been received and included in the Participant's taxable gross income but for the Participant's election under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b);

(10)

amounts paid to the Participant after his severance from employment (as defined in Treasury Regulations Section 1.401(k)-1(d)(2), for plans that include a cash or deferred arrangement or as defined in Treasury Regulations Section 1.415(a)-1(f)(5), for plans that do not include a cash or deferred arrangement), but before (1) the end of the "limitation year" in which the Participant's severance from employment occurs or (2) within 2 1/2 months of such severance from employment, whichever is later, provided such amounts would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation, but only to the extent such amounts would have been included in the Participant's Compensation if his employment had continued;

(11)

if the Participant is absent from employment as a Covered Employee to perform service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code), his Compensation will include any "differential pay," as defined hereunder, he receives or is entitled to receive from his Employer. For purposes of this paragraph, "differential pay" means any payment made to the Participant by the Employer after December 31, 2008, with respect to a period during which the Participant is performing service in the uniformed services while on active duty for a period of more than 30 days that represents all or a portion of the wages the Participant would have received if he had continued employment with the Employer as a Covered Employee.

For any Self-Employed Individual, Compensation for any period means his Earned Income for such period for services as a Covered Employee adjusted so that it is equivalent under regulations issued under Code Section 414(s) to Compensation for Participants who are not Self-Employed Individuals.

In no event, however, shall the Compensation of a Participant taken into account under the Plan for any Plan Year exceed the limit elected in the Adoption Agreement, or, if no limit is elected, the limit in effect under Code Section 401(a)(17) ($250,000 for Plan Years beginning in 2012, subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the Compensation of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual limit in effect under Code Section 401(a)(17) shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if either (i) the individual becomes an Eligible Employee part way through the Plan Year and the Adoption Agreement provides that Compensation prior to becoming an Eligible Employee is excluded in allocating contributions or (ii) the formula for allocations is based on Compensation for a period of at least 12 months.

(q)	A "Contribution Period" means the period specified in the Adoption Agreement for which Employer Contributions shall be made.

(r)

A "Covered Employee" means any Employee of an Employer who is in a class of Employees eligible to participate in the Plan, as provided in the Adoption Agreement. If an Employee is excluded from the definition of Covered Employee under the Adoption Agreement based on an expectation that he shall not complete a specified number of Hours of Service, he shall become a Covered Employee hereunder on the date on which he first satisfies both of the following requirements: (I) he has attained age 21 and (II) he has completed at least 1,000 Hours of Service during the 12 consecutive month period beginning on the first date he completes an Hour of Service or any Plan Year beginning after that date. An Employee who becomes a Covered Employee pursuant to the preceding sentence shall be treated as having transferred to employment as a Covered Employee for purposes of Article III.

Regardless of the elections in the Adoption Agreement, any individual who has executed a contract, letter of agreement, or other document acknowledging his status as an independent contractor not entitled to benefits under the Plan or any other individual who performs services for an Employer who is otherwise not classified by the Employer as an Employee and with respect to whom the Employer does not withhold income taxes and file Form W-2 (or any replacement Form) with the Internal Revenue Service, shall be excluded from the class of Employees eligible to participate in the Plan even if such individual is later adjudicated to be an Employee of the Employer unless and until the Employer extends coverage to such individual.

(s)

A "Designated Roth Rollover Contribution" means any portion of a Participant's Rollover Contribution that is made by a direct rollover to the Plan and is attributable to designated Roth contributions, as described in Code Section 402A. Designated Roth Rollover Contributions do not include In-Plan Roth Rollover Contributions.

(t)

"Disabled" means a Participant can no longer continue in the service of his employer because of a mental or physical condition that is likely to result in death or is expected to be of long-continued and indefinite duration. A Participant shall be considered Disabled only if he meets the criteria specified in the Adoption Agreement.

(u)

A Participant's "Domestic Partner" means the person with whom a Participant maintains a domestic partnership, as determined by the Administrator. The Administrator shall determine that a Participant maintains a domestic partnership with a person if all of the following requirements are met:

(1)

the Participant and the Participant's partner (i) maintain an intimate, committed relationship of mutual caring, (ii) share the same principal residence, (iii) agree to be responsible for each other's basic living expenses during the period of the relationship, and (iv) are not so closely related by blood that a legal marriage between them would otherwise be prohibited solely by reason of such blood relationship;

(2)	neither the Participant nor the Participant's partner is married to a third party;

(3)	the Participant has filed written notice with the Administrator, which the Participant has not subsequently withdrawn or revoked, identifying the person as his or her Domestic Partner;

(4)

the Participant and the Participant's partner have complied with all requirements, if any, imposed by the political subdivision in which they are resident, for recognition of domestic partner status (such as declaration or registration requirements, duration of relationship requirements, cohabitation requirements, requirements relating to conduct of financial or contractual obligations, etc.); and

(5)	the Participant's partner does not deny his or her status as the Participant's Domestic Partner or claim to be the domestic partner of, Spouse of, or subject to a civil union with any third person.

Any written statement provided by the Participant to the Administrator identifying an individual as his Domestic Partner, other than any such declaration that has subsequently been withdrawn, shall create a rebuttable presumption consistent with such declaration. The Administrator may rely on such presumption unless and until a claimant presents contrary evidence to the Administrator that the Administrator determines is clear and sufficient to rebut such presumption. The Administrator shall have no responsibility to inquire into the accuracy, veracity, or authenticity of any such declaration or to ascertain whether the Participant and the Participant's partner have complied with all the requirements of the political subdivision in which they reside, it being the burden of any contrary claimant to disprove such compliance.

For those purposes specifically identified in the Plan, a Participant's Domestic Partner shall be treated the same as a Participant's Spouse.

(v)	An "EACA" means an automatic contribution arrangement that satisfies the requirements of Code Section 414(w)(3) to be an eligible automatic contribution arrangement.

(w)

The "Early Retirement Date" of an Employee means the date he satisfies the requirements specified by the Plan Sponsor in the Adoption Agreement, if any. If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect an early retirement benefit upon satisfaction of such age requirement.

(x)

The "Earned Income" of an individual means the net earnings from self-employment in the trade or business with respect to which the Plan is established, for which personal services of the individual are a material income-producing factor. Net earnings will be determined without regard to items not included in gross income and the deductions allocable to such items. Net earnings are reduced by contributions by the individual's Employer to a qualified plan to the extent the contributions are deductible under Code Section 404. Net earnings shall be determined with regard to the deduction allowed to the taxpayer by Code Section 164(f) for taxable years beginning after December 31, 1989.

(y)

The "Eligibility Service" of an Employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his eligibility to participate in the Plan as may be required under Article III.

(z)	An "Eligible Employee" means any Covered Employee who has met the eligibility requirements of Article III to participate in the Plan.

(aa)

An "Employee" means any common law employee of an Employer or a Related Employer, any Self-Employed Individual, any Leased Employee ( as required under Code Section 414(n)), or any individual treated as an employee of an Employer or a Related Employer under Code Section 414(o).

(bb)	An "Employer" means any entity which has adopted the Plan to provide benefits to its employees.

(cc)

An "Employer Contribution" means the amount, if any, that an Employer contributes to the Plan on behalf of its Eligible Employees in accordance with the provisions of the Adoption Agreement or Article XXII and that an Eligible Employee may not elect instead to receive in cash.

(dd)

The "Employment Commencement Date" of an Employee means (i) the first date on which he completes an Hour of Service as defined in Section 2.2(a) or (ii) if the Employee incurs a Break in Eligibility Service or a Break in Vesting Service, as applicable, the first date following such Break in Eligibility Service or Break in Vesting Service on which he again completes an Hour of Service as defined in Section 2.2(a).

(ee)

An "Entry Date" means the date or dates specified for each contribution source in the Adoption Agreement as of which a Covered Employee becomes an Eligible Employee with respect to such contribution source.

(ff)

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of ERISA includes such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

(gg)

A "401(k) Contribution" means any amount contributed to the Plan on behalf of a Participant that the Participant could elect to receive in cash, but that the Participant elects, either affirmatively or if the Adoption Agreement includes an ACA and/or automatic escalation provision, pursuant to the ACA or automatic annual escalation provision, to have contributed to the Plan in accordance with the provisions of Article IV as either a Pre-Tax 401(k) Contribution or a Roth 401(k) Contribution.

(hh)

The "General Fund" means a Trust Fund maintained by the Trustee as required to hold and administer any assets of the Trust that are not allocated among any separate Investment Funds as may be provided in the Plan or the Trust Agreement. No General Fund shall be maintained if all assets of the Trust are allocated among separate Investment Funds.

(ii)	A "Highly Compensated Employee" means any Covered Employee who performs services for an Employer or any Related Employer during the Plan Year and who (i) was a 5% owner at any time during the Plan Year or the "look back year" or (ii) received "415 compensation" from the Employers and Related Employers during the "look back year" in excess of the dollar amount in effect under Code Section 414(q)(1)(B)(i) adjusted pursuant to Code Section 415(d) (e.g., $115,000 for "look back years" beginning after December 31, 2011) and, if provided in the Adoption Agreement, was in the top paid group of employees for the "look back year". A Covered Employee is in the top paid group of Employees if he is in the top 20% of Employees when ranked on the basis of compensation paid during the "look back year". The $115,000 amount is adjusted at the same time and in the same manner as under Code Section 415(d), except that the base period is the calendar quarter ending September 30, 1996.

The determination of who is a Highly Compensated Employee hereunder, including determinations as to the number and identity of Employees in the top paid group, shall be made in accordance with the provisions of Code Section 414(q) and regulations issued thereunder.

For purposes of this defmition, the following terms have the following meanings:

(1)	An Employee's "415 compensation" means his "415 compensation", as defined in the Adoption Agreement.

(2)

The "look back year" means the 12-month period immediately preceding the Plan Year, unless the Adoption Agreement provides that the "look back year" is the calendar year beginning within the 12-month period immediately preceding the Plan Year for which testing is being performed.

(jj)	An "Hour of Service" with respect to an Employee means each hour, if any, that may be credited to him in accordance with the provisions of Article II.

(kk)

An "In-Plan Roth Rollover Contribution" means any Rollover Contribution of amounts held under the Plan made by a Participant pursuant to Code Section 402A(c)(4) and in accordance with the provisions of the Adoption Agreement.

(11)

The "Investment Fiduciary" means the fiduciary responsible for investments under the Plan, including, if applicable, selection of the Investment Funds and direction of the Trustee. Unless otherwise specified in the Adoption Agreement, the Plan Sponsor shall be the Investment Fiduciary.

(mm)

An "Investment Fund" means any separate investment Trust Fund maintained by the Trustee as may be provided in the Plan or the Trust Agreement or any separate investment fund maintained by the Trustee, to the extent that there are Participant Sub-Accounts under such funds, to which assets of the Trust may be allocated and separately invested.

(nn)

A "Leased Employee" means any person (other than an "excludable leased employee") who performs services for an Employer or a Related Employer (the "recipient") (other than an employee of the "recipient") pursuant to an agreement between the "recipient" and any other person (the "leasing organization") on a substantially full-time basis for a period of at least one year, provided that such services are performed under primary direction of or control by the "recipient". An "excludable leased employee" means any Leased Employee of the "recipient" who (a) is covered by a money purchase pension plan maintained by the "leasing organization" which provides for (i) a nonintegrated employer contribution on behalf of each participant in the plan equal to at least 10% of, as defined in Code Section 415 and regulations issued thereunder, (ii) full and immediate vesting, and (iii) immediate participation by employees of the "leasing organization", or (b) performs substantially all of his services for the "leasing organization", or (c) whose compensation from the "leasing organization" in each plan year during the 4-year period ending with the plan year is less than $1,000. Notwithstanding the foregoing, Leased Employees of the recipient shall only be considered "excludable leased employees" if Leased Employees do not constitute more than 20% of the "recipient's" nonhighly compensated work force. For purposes of this Section, contributions or benefits provided to a Leased Employee by the "leasing organization" that are attributable to services performed for the "recipient" shall be treated as provided by the "recipient".

(oo)

A "Matching Contribution" means any Employer Contribution made to the Plan on account of a Participant's 401(k) Contributions or After-Tax Contributions to the Plan, as provided in the Adoption Agreement, or, if provided in the Adoption Agreement, a Participant's salary reduction contributions or employee after-tax contributions to a plan maintained by his Employer under Code Section 403(b) or Code Section 457(b). Matching Contributions include Regular Matching Contributions, Safe Harbor Matching Contributions, Additional Discretionary Matching Contributions, True-Up Matching Contributions, and Qualified Matching Contributions.

(pp)

A "Maternity/Paternity Absence" means a person's absence from employment with an Employer or a Related Employer because of the person's pregnancy, the birth of the person's child, the placement of a child with the person in connection with the person's adoption of the child, or the caring for the person's child immediately following the child's birth or adoption. A person's absence from employment will not be considered a Maternity/Paternity Absence unless the person furnishes the Administrator such timely information as may reasonably be required to establish that the absence was for one of the purposes enumerated in this paragraph and to establish the number of days of absence attributable to such purpose.

(qq)

A "Nonelective Contribution" means any Employer Contribution made to the Plan as provided in the Adoption Agreement that is not contingent upon a Participant's "elective contributions" or "employee contributions", as those terms are defined in Section 7.1. Nonelective Contributions include Standard Nonelective Contributions and Additional Discretionary Nonelective Contributions. Nonelective Contributions do not include the following:

(1)	Safe Harbor Nonelective Contributions

(2)	Qualified Nonelective Contributions

(rr)

A "Non-QACA Safe Harbor Matching Contribution" means any Matching Contribution designated as such in the Adoption Agreement and made to the Plan as provided in Article VI that meets the requirements of Code Section 401(k)(12)(B).

(ss)

A "Non-QACA Safe Harbor Nonelective Contribution" means any Employer Contribution designated as such in the Adoption Agreement and made to the Plan as provided in Article VI that meets the requirements of Code Section 401(k)(12)(C).

(tt)	The "Normal Retirement Age" of an Employee means the date he satisfies the requirements specified in the Adoption Agreement.

(uu)	The "Normal Retirement Date" of an Employee means the Employee's Normal Retirement Age, unless otherwise specified in the Adoption Agreement.

(vv)	A "Participant" means any person who has satisfied the requirements of Article III to become an Eligible Employee and/or who has an Account in the Trust.

(ww)	The "Plan" means the plan established by an adopting Employer in the form of this volume submitter plan by execution of an Adoption Agreement, as in effect from time to time.

(xx)	The "Plan Sponsor" means the entity that sponsors the Plan, as identified in the Adoption Agreement.

(yy)	A "Plan Year" means the period designated in the Adoption Agreement.

(zz)	A "Prevailing Wage Law Contribution" means any contribution an Employer is required to make to the Plan pursuant to a Prevailing Wage Law.

(aaa)	A "Prevailing Wage Law" means any federal, state, or municipal prevailing wage law or the Davis Bacon Act, as amended, 40 U.S.C.A., Sections 3141-3144, 3146, and 3147 (2002).

(bbb)

A "Predecessor Employer" means any company that is a predecessor organization to an Employer under the Code. Unless otherwise provided in the Adoption Agreement, a predecessor organization shall be treated as a Predecessor Employer under the Plan only if the Employer maintains a plan of such predecessor organization. In addition, a Predecessor Employer includes the employers listed in the Adoption Agreement, if any, for the purposes specified in the Adoption Agreement.

(ccc)

A "Pre-Tax 401(k) Contribution" means any 401(k) Contribution made to the Plan on behalf of a Participant that is not includable in the Participant's taxable gross income, pursuant to Code Section 401(k), until distributed from the Plan.

(ddd)

A "Prior Matching Contribution" means any contribution made by a Participant's employer on account of the Participant's "elective contributions" or "employee contributions", as those terms are defined in Section 7.1, either (i) to the Plan pursuant to provisions of the Plan that are no longer in effect or (ii) to another plan and that was transferred directly to the Plan from such other plan (in connection with a spinoff or plan merger). Prior Matching Contributions do not include Prior Safe Harbor Contributions.

(eee)

A "Prior Money Purchase Pension Plan Contribution" means any contribution made by a Participant's employer either (i) to the Plan while it was qualified as a money purchase pension plan or (ii) to another plan that was qualified as a money purchase pension plan and that was transferred directly to the Plan from such other plan (in connection with a spinoff or plan merger).

(fff)

A "Prior Nonelective Contribution" means any contribution made by a Participant's employer that was not contingent upon the Participant's "elective contributions" or "employee contributions", as those terms are defined in Section 7.1, and that was made either (i) to the Plan pursuant to provisions of the Plan that are no longer in effect or (ii) to another plan and that was transferred directly to the Plan from such other plan (in connection with a spinoff or plan merger).

(ggg)

A "Prior Safe Harbor Contribution" means any Safe Harbor Matching Contribution or Safe Harbor Nonelective Contribution that was made either (i) to the Plan pursuant to provisions of the Plan that are no longer in effect or (ii) to another plan and that was transferred directly to the Plan from such other plan (in connection with a spinoff or plan merger).

(hhh)

"Profits" means the current and accumulated net earnings of an Employer for any Plan Year or Contribution Period, as applicable, as determined by the Employer in accordance with the accounting procedures and principles customarily used in the preparation of its annual statement, consistently applied; provided, however, that the determination of the current and accumulated net earnings of the Employer shall be made before taking into account any of the following:

(1)	any gains or losses resulting from the sale or exchange of capital assets or depreciable property;

(2)	Federal, state, and municipal income taxes, excess profit taxes, and any other taxes imposed upon income and profits; and

(3)	contributions under this Plan or any other plan of deferred compensation for Employees of the Employer.

(iii)	A "QACA" means an automatic contribution arrangement that satisfies the requirements of Code Section 401(k)(13) to be a qualified automatic contribution arrangement.

(jjj)

A "QACA Safe Harbor Matching Contribution" means any Matching Contribution designated as such in the Adoption Agreement and made to the Plan as provided in Article VI that meets the requirements of Code Section 401(k)(13)(D).

(kkk)

A "QACA Safe Harbor Nonelective Contribution" means any Employer Contribution designated as such in the Adoption Agreement and made to the Plan as provided in Article VI that meets the requirements of Code Section 401(k)(13)(D).

(111)

A "Qualified Joint and Survivor Annuity" means an immediate annuity payable at earliest retirement age under the Plan, as defined in regulations issued under Code Section 401(a)(11), that is payable (i) for the life of a Participant, if the Participant is not married, or (ii) for the life of a Participant with a survivor annuity payable for the life of the Participant's Spouse that is equal to at least 50%, but not more than 100%, of the amount of the annuity payable during the joint lives of the Participant and his Spouse, if the Participant is married. No survivor annuity shall be payable to the Participant's Spouse under a Qualified Joint and Survivor Annuity if such Spouse is not the same Spouse to whom the Participant was married on his Benefit Payment Date.

(mmm)

A "Qualified Matching Contribution" means any Matching Contribution made to the Plan that is 100% vested when made and may be taken into account to satisfy the limitations on 401(k) Contributions made by Highly Compensated Employees under Article VII.

(nnn)

A "Qualified Nonelective Contribution" means any Employer Contribution made to the Plan as provided in the Adoption Agreement that (i) is not contingent upon a Participant's "elective contributions" or "employee contributions", as those terms are defined in Section 7.1, (ii) is 100% vested when made, and (iii) may be taken into account to satisfy the ADP test described in Section 7.4 or the ACP test described in Section 7.7.

(ooo)

A "Qualified Optional Survivor Annuity" means a Qualified Joint and Survivor Annuity other than the "automatic annuity form" described in Section 16.5(a) that provides a survivor annuity to the Participant's surviving Spouse equal to the following percentage of the amount being paid to the Participant: (a) if the "automatic annuity form" designated in the Adoption Agreement provides a survivor annuity that is less than 75% of the amount payable to the Participant, the Qualified Optional Survivor Annuity shall provide a survivor annuity equal to 75% of the amount payable to the Participant; or (b) if the "automatic annuity form" designated in the Adoption Agreement provides a survivor annuity that is 75% or more of the amount payable to the Participant, the Qualified Optional Survivor Annuity shall provide a survivor annuity equal to 50% of the amount payable to the Participant.

(ppp)	A "Qualified Preretirement Survivor Annuity" means an annuity payable for the life of a Participant's surviving Spouse if the Participant dies prior to his Benefit Payment Date.

(qqq)

A "Qualified Voluntary Employee Contribution (QVEC)" means any voluntary, deductible employee contribution made by a Participant prior to January 1, 1987 in accordance with provisions of the Code that are no longer in effect.

(rrr)	A "Regular Matching Contribution" means any Matching Contribution made to the Plan at the rate specified in the Adoption Agreement, other than the following:

(1)	an Additional Discretionary Matching Contribution.

(2)	A True-Up Matching Contribution.

(3)	A Safe Harbor Matching Contribution.

(4)	A Qualified Matching Contribution.

(sss)

A "Related Employer" means any corporation or business that would be aggregated with an Employer for a relevant purpose under Code Section 414, including members of an affiliated service group under Code Section 414(m), a controlled group of corporations under Code Section 414(b), or a group of trades or businesses under common control under Code Section 414(c) of which the adopting Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o).

(ttt)	A Participant's "Required Beginning Date" means the following:

(1)	If the "old rule" is elected in the Adoption Agreement, Required Beginning Date means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

(2)	If the "modified new rule" or "new rule" is elected in the Adoption Agreement, Required Beginning Date means the following:

(A)	for a Participant who is not a "5% owner", April 1 of the calendar year following the calendar year in which occurs the later of the Participant's (i) attainment of age 70 1/2 or (ii) Settlement Date

(B)	for a Participant who is a "5% owner", April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

A Participant is a "5% owner" if he is a 5% owner, as defined in Code Section 416(i) and determined in accordance with Code Section 416, but without regard to whether the Plan is top-heavy, for the Plan Year ending with or within the calendar year in which the Participant attains age 70 1/2. The Required Beginning Date of a Participant who is a "5% owner" hereunder shall not be re-determined if the Participant ceases to be a 5% owner as defined in Code Section 416(i) with respect to any subsequent Plan Year.

(uuu)	A "Rollover Contribution" means any rollover contribution made to the Plan by an individual, as may be permitted under the Adoption Agreement.

(vvv)

A "Roth 401(k) Contribution" means any 401(k) Contribution made on behalf of a Participant for a Plan Year beginning after December 31, 2005, that is irrevocably designated as being made pursuant to, and is intended to comply with, Code Section 402A. Roth 401(k) Contributions are includable in a Participant's taxable gross income for the year in which they are contributed to the Plan.

(www)	The term "Safe Harbor Contribution" includes Safe Harbor Matching Contributions, Safe Harbor Nonelective Contributions, and Prior Safe Harbor Contributions.

(xxx)

A "Safe Harbor Matching Contribution" means any Employer Contribution made to the Plan as provided in Article VI that is either a Non-QACA Safe Harbor Matching Contribution or a QACA Safe Harbor Matching Contribution.

(yyy)

A "Safe Harbor Nonelective Contribution" means any Employer Contribution made to the Plan as provided in Article VI that is either a Non-QACA Safe Harbor Nonelective Contribution or a QACA Safe Harbor Nonelective Contribution.

(zzz)

"Self-Employed Individual" means any individual who has Earned Income for the taxable year from the trade or business with respect to which the Plan is established or who would have had Earned Income but for the fact that the trade or business had no net profits for the taxable year.

(aaaa)	The "Settlement Date" of a Participant means the date on which a Participant's interest under the Plan becomes distributable in accordance with Article XV.

(bbbb)

The "Severance Date" of an Employee means the earlier of (i) the date on which he retires, dies, or his employment with all Employers and Related Employers is otherwise terminated, or (ii) the first anniversary of the first date of a period during which he is absent from work with all Employers and Related Employers for any other reason; provided, however, that the following special rules shall apply:

(1)

If the Employee terminates employment with or is absent from work with all Employers and Related Employers on account of service with the armed forces of the United States, he shall not incur a Severance Date if he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and he returns to work with an Employer or a Related Employer within the period during which he retains such reemployment rights, but, if he does not return to work within such period, his Severance Date shall be the earlier of (i) the date which is one year after his absence commenced or (ii) the last day of the period during which he retains such reemployment rights.

(2)

If the Employee is on a Maternity/Paternity Absence beyond the first anniversary of the first day of such absence, he shall not incur a Severance Date if he returns to employment before the second anniversary of the first day of such absence but, if he does not return within such period, his Severance Date shall be the second anniversary of the first date of such Maternity/Paternity Absence. Unless otherwise provided in the Adoption Agreement, the provisions of this paragraph shall apply solely for purposes of preventing a Break in Eligibility Service or a Break in Vesting Service.

(3)

If provided in the Adoption Agreement, if the Employee is on a paid leave of absence beyond the first anniversary of the first day of such absence, he shall not incur a Severance Date if he returns to employment before the second anniversary of the first day of such absence but, if he does not return within such period, his Severance Date shall be the first anniversary of the first date of such paid leave of absence.

(cccc)	A "Single Life Annuity" means an annuity payable for the life of a Participant.

(dddd)

A Participant's "Spouse" means the person to whom the Participant is legally married under the laws of the state or country in which the marriage originated, even if such marriage is not recognized under the laws of the state or country in which the Participant resides.

(eeee)	A "Standard Nonelective Contribution" means a Nonelective Contribution made in accordance with the provisions of Section 6.2.

(ffff)	A "Sub-Account" means any of the individual sub-accounts of a Participant's Account that is maintained as provided in Article VIII.

(gggg)	A "Transfer Contribution" means any amount transferred to the Plan on an Employee's behalf directly from another qualified plan pursuant to a trust to trust transfer as provided in Section 21.19.

(hhhh)

A "True-Up Matching Contribution" means any Matching Contribution made to the Plan for a Plan Year that when aggregated with the Regular Matching Contributions made on a Participant's behalf for the Plan Year will provide Matching Contributions at the maximum rate specified in the Plan taking into account the Participant's contributions for the full Plan Year that are eligible for match and his Compensation for the full Plan Year.

(iiii)	The "Trust" means the trust, annuity contracts, or insurance contracts maintained by the Trustee under the Trust Agreement.

(jjjj)

The "Trust Agreement" means any agreement or agreements entered into between the Plan Sponsor and the Trustee relating to the holding, investment, and reinvestment of the assets of the Plan, together with all amendments thereto and shall include any agreement establishing an annuity or insurance contract (other than a life, health or accident, property, casualty, or liability insurance contract) for the investment of assets if the contract would, except for the fact that it is not a trust, constitute a qualified trust under Code Section 401.

(kkkk)

The "Trustee" means the trustee or any successor trustee which at the time shall be designated, qualified, and acting under the Trust Agreement. The Plan Sponsor may designate a person or persons other than the Trustee to perform any responsibility of the Trustee under the Plan, other than trustee responsibilities as defined in ERISA Section 405(c)(3), and the Trustee shall not be liable for the performance of such person in carrying out such responsibility except as otherwise provided by ERISA. The term Trustee shall include any delegate of the Trustee as may be provided in the Trust Agreement.

(1111)	A "Trust Fund" means any fund maintained under the Trust by the Trustee.

(mmmm)

A "Valuation Date" means the date or dates designated for the purpose of valuing the General Fund and each Investment Fund and adjusting Accounts and Sub-Accounts thereunder, which dates need not be uniform with respect to the General Fund, each Investment Fund, Account, or Sub-Account. A Valuation Date must occur on the last day of the Plan Year. However, the Administrator may value the General Fund or any Investment Fund more frequently, including, but not limited to, semi-annually, quarterly, monthly, or each day a stock exchange under the Plan is open for business.

(nnmn)

The "Vesting Service" of an Employee means the period or periods of service credited to him under the provisions of Article II for purposes of determining his vested interest in his Employer Contributions Sub-Account, if Employer Contributions are provided for under either Article VI or Article XXII.

1.2	Interpretation

Where required by the context, the noun, verb, adjective, and adverb forms of each defined term shall include any of its other forms. Wherever used herein, the masculine pronoun shall include the feminine, the singular shall include the plural, and the plural shall include the singular.

ARTICLE II
SERVICE

2.1	Special Definitions

For purposes of this Article, the following terms have the following meanings.

(a)

If the Adoption Agreement provides for elapsed time crediting for either Vesting or Eligibility Service, the "continuous service" of an Employee means the continuous service credited to him in accordance with the provisions of this Article.

(b)

If the Adoption Agreement provides for Hours of Service crediting for Eligibility Service, an "eligibility computation period" means (i) the 12-consecutive-month period beginning on his Employment Commencement Date, and (ii) either each 12-consecutive-month period beginning on an anniversary of such date or, if provided in the Adoption Agreement, each Plan Year beginning after such date; provided, however, that if an Employee's Employment Commencement Date is prior to the effective date of the Plan, a Plan Year shall not mean any short Plan Year beginning on the effective date of the Plan, if any, but shall mean any 12-consecutive-month period beginning before the effective date of the Plan that would have been a Plan Year if the Plan had been in effect.

If provided in the Adoption Agreement, if an Employee returns to active employment after a Break in Eligibility Service and if he had previously completed sufficient Hours of Service during a prior "eligibility computation period" to prevent a Break in Eligibility Service, his initial "eligibility computation period" for purposes of determining his years of Eligibility Service following such return shall begin on his Employment Commencement Date following the Break in Eligibility Service. Subsequent "eligibility computation periods" shall be based on anniversaries of such Employment Commencement Date or, if provided in the Adoption Agreement, Plan Years beginning after such date.

(c)	If the Adoption Agreement provides for Hours of Service crediting for Vesting Service, a "vesting computation period" means the 12-month period specified in the Adoption Agreement.

2.2	Crediting of Hours of Service

An Employee shall be credited with an Hour of Service for:

(a)

Each hour for which he is paid, or entitled to payment, for the performance of duties for an Employer, a Predecessor Employer, or a Related Employer during the applicable computation period; provided, however, that hours compensated at a premium rate shall be treated as straight-time hours.

(b)

Subject to the provisions of Section 2.4, each hour for which he is paid, or entitled to payment, by an Employer, a Predecessor Employer, or a Related Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty, or leave of absence.

(c)

Each hour for which he would have been scheduled to work for an Employer, a Predecessor Employer, or a Related Employer during the period that he is absent from work because of service with the armed forces of the United States provided he is eligible for reemployment rights under the Uniformed Services Employment and Reemployment Rights Act of 1994 and returns to work with an Employer or a Related Employer within the period during which he retains such reemployment rights; provided, however, that the same Hour of Service shall not be credited under paragraph (b) of this Section and under this paragraph (c).

(d)

Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer, a Predecessor Employer, or a Related Employer; provided, however, that the same Hour of Service shall not be credited both under paragraph (a) or (b) or (c) of this Section, as the case may be, and under this paragraph (d); and provided, further, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in such paragraph (b) shall be subject to the limitations set forth therein and in Section 2.4.

(e)

If the Adoption Agreement provides for Hours of Service crediting for Eligibility or Vesting Service, solely for purposes of determining whether an Employee who is on a Maternity/Paternity Absence has incurred a Break in Eligibility Service or a Break in Vesting Service for a computation period, Hours of Service shall include those hours with which such person would otherwise have been credited but for such Maternity/Paternity Absence, or shall include 8 Hours of Service for each day of Maternity/Paternity Absence if the actual hours to be credited cannot be determined; except that not more than the minimum number of hours required to prevent a Break in Eligibility Service or a Break in Vesting Service shall be credited by reason of any Maternity/Paternity Absence; provided, however, that any hours included as Hours of Service pursuant to this paragraph shall be credited to the computation period in which the absence from employment begins, if such person otherwise would incur a Break in Eligibility Service or a Break in Vesting Service in such computation period, or, in any other case, to the immediately following computation period.

(f)

If the Adoption Agreement provides for Hours of Service crediting for Eligibility or Vesting Service, solely for purposes of determining whether he has incurred a Break in Eligibility Service or a Break in Vesting Service, each hour for which he would have been scheduled to work for an Employer, a Predecessor Employer, or a Related Employer during the period of time that he is absent from work on an approved leave of absence pursuant to the Family and Medical Leave Act of 1993; provided, however, that Hours of Service shall not be credited to an Employee under this paragraph if the Employee fails to return to employment with an Employer or a Related Employer following such leave.

Except as otherwise specifically provided with respect to Predecessor Employers or as otherwise provided in the Adoption Agreement, Hours of Service shall not be credited for employment with a corporation or business prior to the date such corporation or business becomes a Related Employer.

2.3	Hours of Service Equivalencies

Notwithstanding any other provision of the Plan to the contrary, if an Employer does not maintain records that accurately reflect actual hours of service with respect to an Employee, the Employer shall credit Hours of Service in accordance with one of the equivalencies described in this Section. In addition, the Administrator may prescribe rules crediting Hours of Service in accordance with one of the equivalencies described in this Section either for all Employees or for Employees in one or more different classifications (provided such classifications are reasonable and determinable). Hours of Service shall be credited hereunder in a consistent and nondiscriminatory manner.

In accordance with this Section, an Employee may be credited with:

(a)	10 Hours of Service for each day on which he performs an Hour of Service;

(b)	45 Hours of Service for each week in which he performs an Hour of Service;

(c)	95 Hours of Service for each semi-monthly payroll period in which he performs an Hour of Service; or

(d)	190 Hours of Service for each month in which he performs an Hour of Service.

2.4	Limitations on Crediting of Hours of Service

In applying the provisions of Section 2.2(b), the following shall apply:

(a)

An hour for which a person is directly or indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to him if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workers' compensation, unemployment compensation, or disability insurance laws.

(b)	Hours of Service shall not be credited with respect to a payment which solely reimburses a person for medical or medically-related expenses incurred by him.

(c)

A payment shall be deemed to be made by or due from an Employer, a Predecessor Employer, or a Related Employer (i) regardless of whether such payment is made by or due from such employer directly or indirectly, through (among others) a trust fund or insurer to which any such employer contributes or pays premiums, and (ii) regardless of whether contributions made or due to such trust fund, insurer, or other entity are for the benefit of particular persons or are on behalf of a group of persons in the aggregate.

(d)

Except as otherwise provided in the Adoption Agreement, no more than 501 Hours of Service shall be credited to a person on account of any single continuous period during which he performs no duties (whether or not such period occurs in a single computation period), unless no duties are performed due to service with the armed forces of the United States for which the person retains reemployment rights as provided in Section 2.2(c).

2.5	Department of Labor Rules

The rules set forth in paragraphs (b) and (c) of Department of Labor Regulations Section 2530.200b-2, which relate to determining Hours of Service attributable to reasons other than the performance of duties and crediting Hours of Service to computation periods, are hereby incorporated into the Plan by reference.

2.6	Crediting of "Continuous Service"

A person shall be credited with "continuous service" for the aggregate of the periods of time between his Employment Commencement Date and the Severance Date that next follows such Employment Commencement Date; provided, however, that if an Employee's Severance Date occurs and such Employee has an Employment Commencement Date within the 12-consecutive-month period following the earlier of the first date of his absence or his Severance Date, he shall be credited with "continuous service" for the period between his Severance Date and such Employment Commencement Date.

2.7	Crediting Eligibility Service

Eligibility Service shall be credited as provided below:

(a)

If the Adoption Agreement provides for Hours of Service crediting for Eligibility Service, an Employee shall be credited with a year of Eligibility Service for each "eligibility computation period" in which he completes at least 1,000 Hours of Service, or such other number of Hours of Service provided in the Adoption Agreement. If the Adoption Agreement provides that the" eligibility computation period" changes to the Plan Year, an Employee who is credited with 1,000 Hours of Service (or such other number of Hours of Service specified in the Adoption Agreement) in both the initial "eligibility computation period" and the first Plan Year that commences prior to the first anniversary of the Employee's initial "eligibility computation period" shall be credited with 2 years of Eligibility Service.

(b)

If the Adoption Agreement provides for elapsed time crediting for Eligibility Service, an Employee shall be credited with Eligibility Service equal to his "continuous service". If provided in the Adoption Agreement, Eligibility Service shall be computed to the nearest 1/12th of a year treating each calendar month or portion of a calendar month in which an Employee is credited with "continuous service" as 1/12th year of Eligibility Service.

(c)

Notwithstanding the provisions of paragraph (a) or (b), as applicable, to the extent provided in the Adoption Agreement, if an Employee incurs a Break in Eligibility Service, Eligibility Service completed by the Employee prior to such Break in Eligibility Service, shall be disregarded.

2.8	Crediting Vesting Service

Vesting Service shall be credited as provided below:

(a)

If the Adoption Agreement provides for Hours of Service crediting for Vesting Service, an Employee shall be credited with a year of Vesting Service for each "vesting computation period" during which he completes at least 1,000 Hours of Service, or such other number of Hours of Service specified in the Adoption Agreement.

(b)

If the Adoption Agreement provides for elapsed time crediting for Eligibility Service, an Employee shall be credited with Vesting Service equal to his "continuous service". If provided in the Adoption Agreement, Vesting Service shall be computed to the nearest 1/12th of a year treating each calendar month or portion of a calendar month in which an Employee is credited with "continuous service" as 1/12th year of Vesting Service.

(c)	Notwithstanding the provisions of paragraph (a) or (b), as applicable, if provided in the Adoption Agreement, the following service shall be disregarded in determining an Employee's Vesting Service:

(1)	Service completed by the Employee prior to the original effective date of the Plan.

(2)	Service completed by the Employee prior to his attainment of age 18.

(3)	To the extent provided in the Adoption Agreement, service completed by an Employee prior to a Break in Vesting Service.

2.9	Exclusion of Vesting Service Completed Following a Break for Determining Vested Interest in Prior Accrued Benefit

Notwithstanding any other provision of the Plan to the contrary, if provided in the Adoption Agreement, Vesting Service completed by an Employee after a Break in Vesting Service shall not be included in determining his vested interest in his Account attributable to employment prior to such Break in Vesting Service if the number of his consecutive Breaks in Vesting Service is 5 or more.

2.10	Crediting of Hours of Service with Respect to Short Computation Periods

The following provisions shall apply with respect to crediting Hours of Service with respect to any short computation period:

(a)	For purposes of this Article, the following terms have the following meanings:

(1)	An "old computation period" means any computation period that ends immediately prior to a change in the computation period.

(2)	A "short computation period" means any computation period of fewer than 12 consecutive months.

(b)

Notwithstanding any other provision of the Plan to the contrary, no person shall incur a Break in Eligibility Service or a Break in Vesting Service for a "short computation period" solely because of such "short computation period".

(c)

For purposes of determining the years of Eligibility Service to be credited to an Employee, an "eligibility computation period" shall not include the "short computation period", but shall include the 12-consecutivemonth period ending on the last day of the "short computation period" and the 12-consecutive-month period ending on the first anniversary of the last day of the "old computation period"; provided, however, that no more than one year of Eligibility Service shall be credited to an Employee with respect to such periods.

(d)

For purposes of determining the years of Vesting Service to be credited to an Employee, a "vesting computation period" shall not include the "short computation period", but if an Employee completes at least the number of Hours of Service required under the Adoption Agreement for a year of Vesting Service in the 12-consecutive-month period beginning on the first day of the "short computation period", such Employee shall be credited with a year of Vesting Service for such 12-consecutive-month period.

2.11	Change of Service Crediting Method

Notwithstanding any other provision of the Plan to the contrary, if an amendment to the Plan or a transfer of employment from employment covered under another qualified plan maintained by an Employer or a Related Employer results in a change in the method of crediting Eligibility and/or Vesting Service from the Hours of Service method to the elapsed time method or vice versa, Eligibility and/or Vesting Service shall be credited to an affected Employee in accordance with Treasury Regulations Section 1.410(a)-7(f)(1).

ARTICLE III
ELIGIBILITY

3.1	Eligibility

If this is an amendment and restatement of the Plan, each Covered Employee who was an Eligible Employee with respect to a particular contribution source immediately prior to the effective date of the restatement shall continue to be an Eligible Employee with respect to such contribution source on such effective date. Otherwise, a Covered Employee shall become an Eligible Employee with respect to a particular contribution source as of the applicable Entry Date, as provided in the Adoption Agreement, upon satisfying the requirements in the Adoption Agreement, if any.

3.2	Transfers of Employment

If an Employee is transferred directly from employment with an Employer or with a Related Employer in a capacity other than as a Covered Employee to employment as a Covered Employee, he shall become an Eligible Employee as of the later of the date he is so transferred or the date he would have become an Eligible Employee in accordance with the provisions of Section 3.1 if he had been a Covered Employee for his entire period of employment with the Employer or Related Employer.

3.3	Reemployment

If a person who terminated employment with an Employer and all Related Employers is reemployed as a Covered Employee and if he had been an Eligible Employee prior to his termination of employment, he shall again become an Eligible Employee on the date he is reemployed, unless the Plan applies an Eligibility Service requirement and the Covered Employee's prior Eligibility Service is disregarded under the provisions of the Adoption Agreement. Otherwise, the Covered Employee's eligibility to participate shall be determined in accordance with Section 3.1.

If such person was not an Eligible Employee prior to his termination of employment, but had satisfied the requirements of Section 3.1 prior to such termination, he shall become an Eligible Employee as of the later of (1) the date he is reemployed or (2) the date he would have become an Eligible Employee in accordance with the provisions of Section 3.1 if he had continued employment as a Covered Employee, unless the Plan applies an Eligibility

Service requirement and the Covered Employee's prior Eligibility Service is disregarded under the provisions of the Adoption Agreement. If the Covered Employee's prior Eligibility Service is disregarded under the Adoption Agreement solely because the Covered Employee has not completed a year of Eligibility Service upon reemployment, upon completion of such year of Eligibility Service the Covered Employee shall participate retroactively to the date described in clause (1) or (2) above, as applicable. Otherwise, the Covered Employee's eligibility to participate shall be determined in accordance with Section 3.1.

In any other case, the eligibility of a person who terminated employment with an Employer and all Related Companies and who is reemployed by an Employer or a Related Company to participate in the Plan shall be determined in accordance with Section 3.1 or 3.2.

3.4	Notification Concerning New Eligible Employees

Each Employer shall notify the Administrator as soon as practicable of Covered Employees becoming Eligible Employees as of any date.

3.5	Effect and Duration

Upon becoming an Eligible Employee with respect to a contribution source, a Covered Employee shall be entitled to make or receive contributions with respect to such source, provided with respect to Employer Contributions, that he meets any applicable requirements therefor. Eligible Employees shall be bound by all the terms and conditions of the Plan and the Trust Agreement. A person shall continue as an Eligible Employee only so long as he continues employment as a Covered Employee.

ARTICLE IV
401(K) CONTRIBUTIONS

4.1	401(k) Contributions

If provided in the Adoption Agreement, effective as of the date he becomes an Eligible Employee, each Eligible Employee may elect, in accordance with rules prescribed by the Administrator, to have 401(k) Contributions made each payroll period on his behalf by his Employer as provided in the Adoption Agreement. An Eligible Employee's election shall include his authorization for his Employer to reduce his Compensation and make 401(k) Contributions on his behalf each payroll period. The amount to be withheld from an Eligible Employee's Compensation as 401(k) Contributions shall be a specified dollar amount or percentage of Compensation, as permitted under rules prescribed by the Administrator, not to exceed the maximum contribution amount specified in the Adoption Agreement. Unless an Eligible Employee is subject to an ACA, if the Eligible Employee does not make a timely election to have 401(k) Contributions made to the Plan as of the first Entry Date he becomes eligible to participate, he shall be deemed to have elected a 0% reduction and may only change such deemed election pursuant to the provisions of this Article for amending reduction authorizations.

401(k) Contributions on behalf of an Eligible Employee shall commence as of the date specified in the Adoption Agreement; provided, however, that in no event shall an Eligible Employee's salary reduction authorization become effective earlier than the later of (a) the effective date of the provisions permitting 401(k) Contributions or (b) the date such provisions are adopted. Under no circumstances may a salary reduction authorization be adopted retroactively.

4.2	Roth 401(k) Contributions

If provided in the Adoption Agreement, an Eligible Employee may designate, in accordance with rules prescribed by the Administrator, that a portion or all (as permitted by the Administrator) of his 401(k) Contributions be treated as Roth 401(k) Contributions. Any such designation must be made before the Compensation to which the Participant's 401(k) Contribution relates becomes available to the Eligible Employee and shall remain in effect until the Eligible Employee amends his election as prescribed in this Article. Except as provided in the Adoption Agreement with respect to Eligible Employee subject to an ACA, if an Eligible Employee does not affirmatively designate that his 401(k) Contributions are to be treated as Roth 401(k) Contributions, his 401(k) Contributions shall be treated as Pre-Tax 401(k) Contributions.

Any Roth 401(k) Contributions made to the Plan on behalf of a Participant shall be allocated to a separate Sub-Account maintained with respect to such contributions. The Administrator shall maintain a record of the portion of a Participant's Roth 401(k) Contributions Sub-Account that is not taxable upon distribution from the Plan. Earnings, losses, and other credits and charges shall be allocated on a reasonable and consistent basis among a Participant's Roth 401(k) Contributions Sub-Account and his other Sub-Accounts under the Plan. No amounts other than Roth 401(k) Contributions and properly attributable earnings shall be credited to a Participant's Roth 401(k) Contributions Sub-Account. Notwithstanding the foregoing, Designated Roth Rollover Contributions and In-Plan Roth Rollover Contributions may be allocated to a Participant's Roth 401(k) Contributions Sub-Account.

Notwithstanding any other provision of the Plan to the contrary, any distribution from a Participant's Roth 401(k) Contributions Sub-Account made after the Participant's 5-taxable-year period of participation, as described in Code Section 402A(d)(2)(B), that is a qualified distribution under Code Section 402A(d)(2)(A), shall not be taxable to the Participant or his Beneficiary. Except as otherwise provided in Section 5.11, the Participant's 5-taxable-year period of participation shall begin on January 1 of the taxable year in which the Participant first makes a Roth 401(k) Contribution to the Plan that is not distributed as an "excess deferral" or "excess contribution" (as those terms are defined in Sections 7.1(1) and 7.1(k), respectively) and is not returned as a permissible withdrawal in accordance with the provisions of Code Section 414(w).

4.3	Special Bonus/Commissions Election

If provided in the Adoption Agreement, an Eligible Employee may authorize a special reduction in that portion of his Compensation that is attributable to any Employer paid cash bonuses made for the Plan Year and/or his commissions. Any such election is subject to the limits specified in the Adoption Agreement. The Employer may designate the bonuses for which the special reduction authorization is available; provided, however, that such designation shall be made on a uniform and non-discriminatory basis.

Notwithstanding any other provision of the Plan to the contrary, if a person is no longer a Covered Employee on the date a bonus or commission would otherwise be paid, no 401(k) Contribution with respect to such bonus or commission shall be made on his behalf, and the person shall receive payment of his full bonus or commission, if any.

4.4	True-Up 401(k) Contributions

If provided in the Adoption Agreement, an Eligible Employee whose 401(k) Contributions for the Plan Year will be less than the maximum allowed under the Adoption Agreement for the full Plan Year may authorize a special reduction in his Compensation for those payroll periods designated by the Employer (in a uniform and nondiscriminatory manner) in an amount up to 100% of his Compensation for such payroll periods, provided that the Eligible Employee's total 401(k) Contributions for the Plan Year do not exceed the maximum allowed under the Adoption Agreement for the full Plan Year.

4.5	Combined Limit on 401(k) and After-Tax Contributions

If provided in the Adoption Agreement, in no event may the 401(k) Contributions made on behalf of an Eligible Employee for the Plan Year, when combined with the After-Tax Contributions made by the Eligible Employee for the Plan Year, exceed the percentage specified in the Adoption Agreement of the Eligible Employee's Compensation for the Plan Year.

4.6	Catch-Up 401(k) Contributions

If provided in the Adoption Agreement, an Eligible Employee who is or will be age 50 or older by the end of the taxable year may make Catch-Up 401(k) Contributions to the Plan in excess of the limits otherwise applicable to 401(k) Contributions under the Plan, but not in excess of (i) the dollar limit in effect under Code Section 414(v)(2)(B)(i) for the taxable year ($5,500 for 2012) or (ii) the contribution limit prescribed in the Adoption Agreement, if any, provided that such contribution limit allows the Eligible Employee to make 401(k) Contributions of not less than 75% of such Eligible Employee's Compensation. Otherwise applicable limits that do not apply to Catch-Up 401(k) Contributions include: (1) except as provided in clause (ii) above, the contribution limitation described in the Adoption Agreement; (2) the dollar limitation on 401(k) Contributions under Code Section 402(g), described in Section 7.2; (3) the limitations on "annual additions" in effect under Code Section 415, described in Section 7.15; and (4) the limitation on 401(k) Contributions for Highly Compensated Employees under Code Section 401(k)(3), described in Section 7.4.

If the percentage of Compensation limit described in the Adoption Agreement or the administrative limit described in Section 7.4, as applicable, changes during the Plan Year, for purposes of determining Catch-Up 401(k) Contributions for the Plan Year in which the change occurs, the limit shall be determined under one of the following methods, as determined by the Administrator:

(a)	The limit shall be the sum of the dollar amounts of the limits applicable to the Eligible Employee for each portion of the Plan Year.

(b)	The limit shall be the product of the Eligible Employee's Compensation for the Plan Year multiplied by the time-weighted average of the percentage limits.

(c)	The limit shall be the product of the Eligible Employee's "test compensation", as defined in Section 7.1(r), multiplied by the time-weighted averages of the percentage limits.

4.7	Amendments to Reduction Authorization

An Eligible Employee may elect, in the manner prescribed by the Administrator, to change the amount of his future Compensation that his Employer contributes on his behalf as 401(k) Contributions and, if Roth 401(k) Contributions are provided in the Adoption Agreement, to change his designation of all or a part of his 401(k) Contributions as Pre-Tax or Roth 401(k) Contributions. An Eligible Employee may amend his reduction authorization as of the dates prescribed in the Adoption Agreement by giving such number of days advance notice of his election as the Administrator may prescribe. An Eligible Employee who amends his reduction authorization shall be limited to selecting an amount of his Compensation that is otherwise permitted under this Article IV. 401(k) Contributions shall be made on behalf of such Eligible Employee by his Employer pursuant to his properly amended reduction authorization commencing with Compensation paid to the Eligible Employee on or after the date such amendment is effective, until otherwise altered or terminated in accordance with the Plan.

4.8	Suspension of 401(k) Contributions

An Eligible Employee on whose behalf 401(k) Contributions are being made may elect, in the manner prescribed by the Administrator, to have such contributions suspended at any time by giving such number of days advance notice of his election as the Administrator may prescribe. Any such voluntary suspension shall take effect as soon as administratively feasible after expiration of any required notice period and shall remain in effect until 401(k) Contributions are resumed as hereinafter set forth.

4.9	Resumption of 401(k) Contributions

An Eligible Employee who has voluntarily suspended his 401(k) Contributions may elect, in the manner prescribed by the Administrator, to have such contributions resumed as of the date(s) provided in the Adoption Agreement for modification of contribution elections, by giving such number of days advance notice of his election as the Administrator may prescribe. Notwithstanding the foregoing, the Administrator may establish a minimum suspension period, provided that such minimum suspension period is applied on a consistent and non-discriminatory basis.

4.10	Automatic Contribution Arrangement (ACA)

If the Adoption Agreement provides for an ACA, except as otherwise provided in Section 4.13, an Employer shall automatically reduce the Compensation payable to an Eligible Employee who is subject to the ACA and make 401(k) Contributions on his behalf in the amount specified in the Adoption Agreement. 401(k) Contributions made in accordance with this Section shall be treated as Pre-Tax 401(k) Contributions or Roth 401(k) Contributions, as provided in the Adoption Agreement.

Automatic 401(k) Contributions on behalf of an Eligible Employee shall commence as prescribed in the Adoption Agreement; provided, however, that unless the ACA is a QACA or an EACA, the Administrator may prescribe an opt-out period before commencing 401(k) Contributions under the ACA. Subject to the automatic escalation provisions of Section 4.11, if applicable, automatic 401(k) Contributions shall continue on an Eligible Employee's behalf in accordance with the provisions of this Section until the Eligible Employee affirmatively elects, as provided in Section 4.13, to change the amount of his 401(k) Contributions, to have 401(k) Contributions suspended, or to change his designation for future 401(k) Contributions between Pre-Tax and Roth 401(k) Contribution.

4.11	Automatic Escalation Provisions

If provided in the Adoption Agreement, except as otherwise provided in Section 4.13, an Employer shall automatically increase the amount of the 401(k) Contributions it makes on behalf of each of its Eligible Employees who is subject to the automatic escalation provision and is not making 401(k) Contributions equal to or greater than the maximum automatic contribution amount specified in the Adoption Agreement. As of the adjustment date specified in the Adoption Agreement, the Compensation otherwise payable to an Eligible Employee subject to automatic escalation shall be further reduced in the amount necessary to provide the increase specified in the Adoption Agreement, and such amount shall be contributed on the Eligible Employee's behalf as 401(k) Contributions. Any additional 401(k) Contributions made in accordance with this Section shall be treated as Pre-Tax 401(k) Contributions and/or Roth 401(k) Contributions, as specified in the Adoption Agreement.

4.12	Notice of ACA or Automatic Escalation Provisions

The Administrator shall provide each Eligible Employee who is or becomes subject to an ACA and/or automatic escalation provision a notice explaining (i) the automatic reduction in his Compensation for purposes of making 401(k) Contributions in accordance with the ACA and/or automatic escalation provision (including the amount of such reduction), (ii) the Eligible Employee's right to affirmatively elect either a different reduction amount or no reduction, (iii) the manner in which the Eligible Employee's 401(k) Contributions and, if applicable, any Safe Harbor Contributions will be invested in the absence of an investment election by the Eligible Employee, and (iv) in the case of an EACA, the Eligible Employee's right to make a withdrawal in accordance with Section 13.11. The notice shall describe the procedures for affirmatively electing not to make 401(k) Contributions or to make 401(k) Contributions in a different amount and the period in which such an election may be made.

In the case of a QACA, the notice shall also include information necessary to satisfy the safe harbor notice requirements described in Section 7.14.

The notice shall be written in a manner calculated to be understood by the average Eligible Employee. The Employer shall provide such notice within a reasonable period before his Compensation is first subject to reduction in accordance with the provisions of the ACA and/or automatic escalation provision. In the case of a QACA or an EACA, the Employer shall provide such notice within one of the following periods, whichever is applicable:

(a)	for an Employee who is an Eligible Employee 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days before the beginning of the Plan Year, or

(b)

for an Employee who becomes an Eligible Employee after that date, within the period beginning 90 days before the date he becomes an Eligible Employee and ending on the date such employee becomes an Eligible Employee; or

(c)

for an Employee who becomes an Eligible Employee after the date specified in paragraph (a) above and for whom it is not practicable to provide the notice before the date he becomes an Eligible Employee, as soon as practicable on or after the date he becomes an Eligible Employee, and before the pay date for the payroll period that includes the date he becomes an Eligible Employee.

An Eligible Employee shall have a reasonable period after receiving the notice described herein to elect not to have automatic 401(k) Contributions made on his behalf or to make 401(k) Contributions in a different amount.

If the ACA is not a QACA, but is an EACA and the Adoption Agreement provides that Employees making an affirmative election are excluded from the EACA, then notwithstanding any other provision of this Section, the Administrator shall not provide the notice described herein to an Eligible Employee who is excluded from the EACA because he makes an affirmative election not to have automatic 401(k) Contributions made on his behalf or to make 401(k) Contributions in a different amount.

4.13	Affirmative Elections under ACA or Automatic Escalation Provisions

An Eligible Employee who is subject to an ACA, as described in Section 4.10, may elect out of the ACA by affirmatively electing, in accordance with rules prescribed by the Administrator, either (i) not to have 401(k) Contributions made on his behalf or (ii) to have 401(k) Contributions made on his behalf in a different amount. An Eligible Employee who is subject to the automatic escalation provision described in Section 4.11 may elect out of escalation, in accordance with rules prescribed by the Administrator. If the Plan provides for Roth 401(k) Contributions, any such Eligible Employee may also affirmatively designate that the 401(k) Contributions to be made on his behalf be treated as Roth 401(k) Contributions and/or Pre-Tax 401(k) Contributions, instead of as provided under the ACA or automatic escalation provision. An Eligible Employee's affirmative election will be effective as soon as reasonably practicable following receipt by the Administrator. To avoid having 401(k) Contributions made under the ACA or increased under the automatic escalation provision, an Eligible Employee's affirmative election must be received by the Administrator within a reasonable period of time before the first date 401(k) Contributions are to be withheld from his Compensation pursuant to the ACA or the date 401(k) Contributions are to be increased under the automatic escalation provisions.

An Eligible Employee's affirmative election made in accordance with this Section shall continue in effect until the Eligible Employee makes a subsequent election or until the Eligible Employee's affirmative election expires, as provided in the Adoption Agreement.

Notwithstanding any other provision of the Plan to the contrary, if an Eligible Employee's 401(k) Contributions are suspended because the Eligible Employee receives a hardship withdrawal in accordance with the terms of the Plan or is on an unpaid leave of absence, and the Adoption Agreement does not provide that an Eligible Employee's affirmative election expires upon such suspension, any affirmative election made by the Eligible Employee prior to such suspension shall be re-instated at the end of the mandatory suspension period or upon his return to active employment, as applicable.

If an Eligible Employee's affirmative election expires and the Eligible Employee becomes subject to the ACA and/or the automatic escalation provisions, 401(k) Contributions shall be made on the Eligible Employee's behalf as provided in the Adoption Agreement.

4.14	Automatic Escalation for Employees Electing Out of QACA

If the Adoption Agreement provides for automatic escalation under a QACA and requires Eligible Employees who have affirmatively elected against automatic enrollment under the QACA to make a separate election out of automatic escalation, automatic escalation shall apply to an Eligible Employee who does not affirmatively elect against it as follows:

(a)

If the Eligible Employee is not making any 401(k) Contributions on the applicable adjustment date and the Adoption Agreement requires Employees with a 0% contribution rate to make a separate election out of automatic escalation, beginning on the applicable adjustment date, the Eligible Employee's Compensation shall be reduced by the amount of the increase specified in the Adoption Agreement for that default period, and such amount shall be contributed on the Eligible Employee's behalf as 401(k) Contributions.

(b)

If the Eligible Employee is making 401(k) Contributions on the applicable adjustment date in an amount less than the maximum default percentage specified in the Adoption Agreement, the Eligible Employee's Compensation shall be further reduced by the amount of the increase specified in the Adoption Agreement for that default period, and such amount shall be contributed on the Eligible Employee's behalf as additional 401(k) Contributions.

If the Eligible Employee has not at any time had automatic 401(k) Contributions made under the QACA, the applicable default period shall be determined assuming that automatic contributions commenced to the Participant on the date they would have commenced absent the Eligible Employee's affirmative election against automatic enrollment under the QACA. 401(k) Contributions made in accordance with this Section shall be treated as Pre-Tax 401(k) Contributions and/or Roth 401(k) Contributions, as specified in the Adoption Agreement. 401(k) Contributions shall be increased in accordance with this Section until the earlier of the date the Eligible Employee affirmatively elects out of automatic escalation or the Eligible Employee is making 401(k) Contributions at the maximum default percentage specified in the Adoption Agreement.

4.15	Contributions Limited to Currently Available Compensation

Notwithstanding any other provision of the Plan or of an Eligible Employee's salary reduction authorization, in no event will 401(k) Contributions, including Catch Up 401(k) Contributions, be made for a payroll period in excess of an Eligible Employee's "effectively available" Compensation or, if the Adoption Agreement provides for the special bonus election described in Section 4.3, "effectively available" bonuses. Effectively available Compensation means the Compensation remaining after all other required amounts have been withheld, e.g., tax withholding, withholding for contributions to a cafeteria plan under Code Section 125, etc. Effectively available bonuses are the bonus amount remaining after all other required amounts have been withheld.

4.16	Delivery of 401(k) Contributions

As soon after the date an amount would otherwise be paid to an Eligible Employee as it can reasonably be separated from Employer assets, each Employer shall cause to be delivered to the Trustee in cash all 401(k) Contributions attributable to such amounts.

In no event shall an Employer deliver 401(k) Contributions to the Trustee on behalf of an Eligible Employee prior to the date the Eligible Employee performs the services with respect to which the 401(k) Contribution is being made, unless such pre-funding is to accommodate a bona fide administrative concern and is not for the principal purpose of accelerating deductions.

4.17	Vesting of 401(k) Contributions

A Participant's vested interest in his 401(k) Contributions Sub-Account shall be at all times 100%.

ARTICLE V
AFTER-TAX AND ROLLOVER CONTRIBUTIONS

5.1	After-Tax Contributions

If provided in the Adoption Agreement, effective as of the date he becomes an Eligible Employee, each Eligible Employee may elect, in accordance with rules prescribed by the Administrator, to make After-Tax Contributions to the Plan as provided in the Adoption Agreement. After-Tax Contributions may be made either by payroll withholding and/or by delivery of a cash amount to an Eligible Employee's Employer as provided in the Adoption Agreement. However, in no event may the After-Tax Contributions made by an Eligible Employee for a Plan Year exceed the maximum specified in the Adoption Agreement, if any. An Eligible Employee's election to make After-Tax Contributions by payroll withholding may be made effective as of the Entry Date on which he becomes an Eligible Employee. An Eligible Employee who does not timely elect to make After-Tax Contributions by payroll withholding as of the first Entry Date on which he becomes eligible to participate shall be deemed to have elected not to make After-Tax Contributions and may only change such deemed election pursuant to the provisions of this Article for amending his payroll withholding authorization.

After-Tax Contributions by payroll withholding shall commence as of the date specified in the Adoption Agreement.

5.2	Combined Limit on 401(k) and After-Tax Contributions

If provided in the Adoption Agreement, in no event may the After-Tax Contributions made by an Eligible Employee for the Plan Year, when combined with the 401(k) Contributions made on behalf of the Eligible Employee for the Plan Year, exceed the percentage specified in the Adoption Agreement of the Eligible Employee's Compensation for the Plan Year.

5.3	Amendments to Payroll Withholding Authorization

An Eligible Employee may elect, in the manner prescribed by the Administrator, to change the amount of his future Compensation that he contributes to the Plan as After-Tax Contributions by payroll withholding. An Eligible Employee may amend his payroll withholding authorization as of the date(s) prescribed by the Administrator by giving such number of days advance notice of his election as the Administrator may require. An Eligible Employee who changes his payroll withholding authorization shall be limited to selecting an amount of his Compensation that is otherwise permitted under the Adoption Agreement. After-Tax Contributions shall be made on behalf of such Eligible Employee pursuant to his properly amended payroll withholding authorization commencing with Compensation paid to the Eligible Employee on or after the date such amendment is effective, until otherwise altered or terminated in accordance with the Plan.

5.4	Suspension of After-Tax Contributions by Payroll Withholding

An Eligible Employee who is making After-Tax Contributions by payroll withholding may elect, in the manner prescribed by the Administrator, to have such contributions suspended at any time by giving such number of days advance notice to his Employer as the Administrator may prescribe. Any such voluntary suspension shall take effect commencing with Compensation paid to such Eligible Employee on or after expiration of any required notice period and shall remain in effect until After-Tax Contributions are resumed as hereinafter set forth.

5.5	Resumption of After-Tax Contributions by Payroll Withholding

An Eligible Employee who has voluntarily suspended his After-Tax Contributions by payroll withholding in accordance with Section 5.4 may elect, in the manner prescribed by the Administrator, to have such contributions resumed as of the date(s) prescribed by the Administrator for modification of contribution elections, by giving such number of days advance notice of his election as the Administrator may require. Notwithstanding the foregoing, the Administrator may establish a minimum suspension period, provided that such minimum suspension period is applied on a consistent and non-discriminatory basis.

5.6	Delivery of After-Tax Contributions

As soon after the date an amount would otherwise be paid to an Eligible Employee as it can reasonably be separated from Employer assets or as soon as reasonably practicable after an amount has been delivered to an Employer by an Eligible Employee, the Employer shall cause to be delivered to the Trustee in cash the After-Tax Contributions attributable to such amount.

5.7	Prior/Transferred After-Tax Contributions

If provided in the Adoption Agreement, the Plan may include assets attributable to After-Tax Contributions that were made under provisions of the Plan that are no longer in effect or made to another plan and transferred directly to the Plan from such other plan.

5.8	Separate Accounting for After-Tax Contributions

Any After-Tax Contributions made or transferred to the Plan on behalf of a Participant shall be allocated to a separate Sub-Account maintained with respect to such contributions. The Administrator shall maintain a record of the portion of a Participant's After-Tax Contributions Sub-Account that is not taxable upon distribution from the Plan. Earnings, losses, and other credits and charges shall be allocated on a reasonable and consistent basis among a Participant's After-Tax Contributions Sub-Account and his other Sub-Accounts under the Plan. No amounts other than After-Tax Contributions and properly attributable earnings shall be credited to a Participant's After-Tax Contributions Sub-Account. Notwithstanding the foregoing, After-Tax Rollover Contributions may be allocated to a Participant's After-Tax Contributions Sub-Account.

5..9	Rollover Contributions

If and to the extent provided in the Adoption Agreement, a Covered Employee or other individual who is eligible to receive or receives an "eligible rollover distribution," within the meaning of Code Section 402(c)(4) or a distribution from an individual retirement account or annuity that is eligible for rollover to the Plan in accordance with the provisions of Code Section 408(d)(3) and the Adoption Agreement, may elect to make a Rollover Contribution to the Plan. The Administrator shall require an individual making a Rollover Contribution to provide it with such information as it deems necessary or desirable to show that he is entitled to roll over such distribution to a qualified retirement plan. Certification by the individual making a Rollover Contribution that the amount presented is eligible for roll over into the Plan shall be conclusive evidence that the individual is entitled to roll over such amount to the Plan. An individual shall make a Rollover Contribution to the Plan by delivering or causing to be delivered to the Trustee the cash and/or, if provided in the Adoption Agreement, promissory notes that constitute the Rollover Contribution.

If the Adoption Agreement provides for "Participant rollovers," any individual making a Rollover Contribution of amounts that have previously been distributed to him must deliver to the Trustee the cash that constitutes his Rollover Contribution within 60 days of receipt of the distribution from the "eligible retirement plan." Such delivery must be made in the manner prescribed by the Administrator.

If the Plan accepts rollover of a promissory note, such loan shall continue to be administered in accordance with the provisions of such note rather than in accordance with the provisions of Article XII.

If the Adoption Agreement permits an individual who is not otherwise eligible to participate in the Plan to make Rollover Contributions to the Plan, such individual shall treated as a Participant with respect to his Rollover Contributions Sub-Account and shall be bound by all the terms and conditions of the Plan and the Trust Agreement.

5.10	In-Plan Roth Rollover Contributions

If and to the extent provided in the Adoption Agreement, a Participant who is eligible to receive or receives from his Account an "eligible rollover distribution," within the meaning of Code Section 402(c)(4), may elect in accordance with rules prescribed by the Administrator to roll over all or any portion of such distribution, other than any amount attributable to his Roth 401(k) Contributions or Designated Roth Rollover Contributions, as an In-Plan Roth Rollover Contribution. If a Participant makes an election pursuant to this Section, his In-Plan Roth Rollover Contribution shall be irrevocably designated as being made pursuant to, and intended to comply with, Code Section 402A and the nontaxable portion of his In-Plan Roth Rollover Contribution shall be included in his gross income for the taxable year in which the In-Plan Roth Rollover Contribution is made.

If provided in the Adoption Agreement, a Participant's surviving Spouse or his Spouse or former Spouse who is an alternate payee under a qualified domestic relations order shall be entitled to make an In-Plan Roth Rollover Contribution upon the same terms as the Participant.

5.11	Special Rules Applicable to Designated Roth Rollover Contribution or In-Plan Roth Rollover Contribution

Notwithstanding any other provision of the Plan to the contrary, any distribution from a Participant's Designated Roth Contributions Sub-Account and/or In-Plan Roth Rollover Contributions Sub-Account made after the Participant's 5-taxable-year period of participation, as described in Code Section 402A(d)(2)(B), that is a qualified distribution under Code Section 402A(d)(2)(A), shall not be taxable to the Participant or his Beneficiary. A Participant's 5-taxable-year period of participation shall begin on January 1 of the taxable year in which occurs the earliest of the following:

(a)

the date the Participant first makes a Roth 401(k) Contribution to the Plan that is not distributed as an "excess deferral" or "excess contribution" (as those terms are defined in Sections 7.1(1) and 7.1(k), respectively) and is not returned as a permissible withdrawal in accordance with the provisions of Code Section 414(w);

(b)	the date the Participant first makes a Designated Roth Rollover Contribution to the Plan;

(c)

if the Participant makes a Designated Roth Rollover Contribution to the Plan directly from a designated Roth account under another plan, the date the Participant first made a contribution to the designated Roth account under such other plan that was not distributed or returned as described in paragraph (a) above; or

(d)	the date the Participant first makes an In-Plan Roth Rollover Contribution.

In administering Designated Roth Rollover Contributions, the Trustee and the Administrator shall be entitled to rely on a statement from the distributing plan's administrator identifying (i) the Covered Employee's basis in the rolled over amounts and (ii) the date on which the Covered Employee's 5-taxable-year period of participation started under the distributing plan.

5.12	Separate Accounting for After-Tax Rollover Contributions, Designated Roth Rollover Contributions, and In-Plan Roth Rollover Contributions

To the extent the Plan accepts After-Tax Rollover Contributions, the Trustee shall account for such contributions separately from other Rollover Contributions. The Administrator shall maintain a record of the portion of a Participant's After-Tax Rollover Contributions Sub-Account that is not taxable upon distribution from the Plan. Earnings, losses, and other credits and charges shall be allocated on a reasonable and consistent basis among a Participant's After-Tax Rollover Contributions Sub-Account and his other Sub-Accounts under the Plan. No amounts other than After-Tax Rollover Contributions and properly attributable earnings shall be credited to a Participant's After-Tax Rollover Contributions Sub-Account. Notwithstanding the foregoing, as provided in Section 5.8, After-Tax Rollover Contributions may be allocated to and held in a Participant's After-Tax Contributions Sub-Account.

To the extent the Plan accepts Designated Roth Rollover Contributions or In-Plan Roth Rollover Contributions, the Trustee shall account for such amounts separately from other Rollover Contributions. The Administrator shall maintain a record of the portion of a Participant's Designated Roth Rollover Contributions Sub-Account and/or In-Plan Roth Rollover Contributions Sub-Account that is not taxable upon distribution from the Plan. Earnings, losses, and other credits and charges shall be allocated on a reasonable and consistent basis among a Participant's Designated Roth Rollover Contributions Sub-Account and/or In-Plan Roth Rollover Contributions Sub-Account and his other Sub-Accounts under the Plan. No amounts other than Designated Roth Rollover Contributions and/or In-Plan Roth Rollover Contributions and properly attributable earnings shall be credited to a Participant's Designated Roth Rollover Contributions Sub-Account and/or In-Plan Roth Rollover Contributions Sub-Account. Notwithstanding the foregoing, as provided in Section 4.2, Designated Roth Rollover Contributions and/or In-Plan Roth Rollover Contributions may be allocated to and held in a Participant's Roth 401(k) Contributions Sub-Account.

5.13	Vesting of After-Tax Contributions and Rollover Contributions

A Participant's vested interest in his After-Tax Contributions Sub-Account and his Rollover Contributions Sub-Account shall be at all times 100%.

ARTICLE VI
EMPLOYER CONTRIBUTIONS

6.1	Contribution Period

The Contribution Period for Employer Contributions shall be as specified in the Adoption Agreement. 6.2 Amount and Allocation of Standard Nonelective Contributions

If so provided in the Adoption Agreement, an Employer shall make a Standard Nonelective Contribution to the Plan for a Contribution Period in accordance with the provisions of the Adoption Agreement. The Standard Nonelective Contribution shall be allocated among the Eligible Employees who have met the allocation requirements for Standard Nonelective Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement and, if the Employer must use cross-testing to satisfy non-discrimination requirements under Code Section 401(a)(4) and elects to use the minimum allocation gateway described in the Adoption Agreement, further modified as provided in Section 6.2(b)(1) below.

The allocable share of each such Eligible Employee shall be determined in accordance with the formula specified in the Adoption Agreement. The following special rules shall apply in administering the provisions of this Section:

(a)	If an integrated allocation formula is provided in the Adoption Agreement, the following shall apply:

(1)

If the Standard Nonelective Contribution amount is either discretionary or non-discretionary based on a formula other than the allocation formula (e.g., a percentage of net profits), the allocable share of each such Eligible Employee shall be determined as follows:

(A)

If the Adoption Agreement does not provide that the top-heavy allocation will always be made first and the Plan is not top-heavy for the year in which the allocation is being made, each such Eligible Employee's allocable share shall be equal to (i) a uniform percentage of his Compensation from the Employer for the Contribution Period plus (ii) a separate uniform percentage of his "excess Compensation" from the Employer for the Contribution Period; provided, however, that the percentage of "excess Compensation" shall not exceed the lesser of the percentage of Compensation allocated pursuant to (i) above or the greater of the "applicable percentage" or the rate of tax applicable at the beginning of the Plan Year to the Employer under Code Section 3111(a) that is attributable to old-age insurance under the OASDI provisions. If the Adoption Agreement provides for Safe Harbor Nonelective Contributions, the Safe Harbor Nonelective

Contribution made on behalf of an Eligible Employee may offset the allocation otherwise required to be made to the Eligible Employee under clause (i) above. The percentage of "Compensation" and the percentage of "excess Compensation" allocated to Eligible Employees shall be determined for each Contribution Period in such manner as shall maximize the percentage of "excess Compensation" allocated to Eligible Employees, subject to the foregoing limitations.

For purposes of this paragraph (A), the "applicable percentage" means:

(I)	5.7%, if the "integration level" is the Social Security taxable wage base or is not greater than 20% of the Social Security taxable wage base in effect at the beginning of the Plan Year;

(II)	4.3%, if the "integration level" is at least 20%, but less than 80% of the Social Security taxable wage base in effect at the beginning of the Plan Year; or

(III)	5.4%, if the "integration level" is at least 80%, but less than 100% of the Social Security taxable wage base in effect at the beginning of the Plan Year.

(B)

If the Adoption Agreement provides that the top-heavy allocation will always be made first or if the Plan is top-heavy for the year in which the allocation is being made, such Eligible Employee's allocable share shall be:

(I)

First, a percentage of his Compensation, not to exceed 3%, determined in the ratio which his Compensation from the Employer for the Contribution Period bears to the aggregate of all such Compensation for all such Eligible Employees.

(II)

Second, if any Standard Nonelective Contribution remains after allocation has been made to all such Eligible Employees in accordance with paragraph (A) up to the specified limit, a percentage of his "excess Compensation" for the Contribution Period, not to exceed 3%, determined in the ratio which his "excess Compensation" from the Employer for the Contribution Period bears to the aggregate of such "excess Compensation" for all such Eligible Employees. If the Adoption Agreement provides for Safe Harbor Nonelective Contributions, the Safe Harbor Nonelective Contribution made on behalf of an Eligible Employee may offset the allocation otherwise required to be made to the Eligible Employee under this paragraph.

(III)

Third, if any Standard Nonelective Contribution remains after allocation has been made in accordance with paragraph (B) up to the specified limit, a percentage of the sum of his Compensation and his "excess Compensation" for the Contribution Period, not to exceed the "applicable percentage", determined in the ratio which the sum of his Compensation and his "excess Compensation" from the Employer bears to the aggregate of the sums of such Compensation and "excess Compensation" for all such Eligible Employees.

(IV)

Fourth, if any Standard Nonelective Contribution remains after allocation has been made to all such Eligible Employees in accordance with paragraph (C) up to the specified limit, the allocable share of each such Eligible Employee shall be in the ratio which his Compensation from the Employer for the Contribution Period bears to the aggregate of such Compensation for all such Eligible Employees.

For purposes of this paragraph (B), the "applicable percentage" means:

(V)	2.7%, if the "integration level" is the Social Security taxable wage base or is not greater than 20% of the Social Security taxable wage base in effect at the beginning of the Plan Year;

(VI)	1.3%, if the "integration level" is at least 20%, but less than 80% of the Social Security taxable wage base in effect at the beginning of the Plan Year; or

(VII)	2.4%, if the "integration level" is at least 80%, but less than 100% of the Social Security taxable wage base in effect at the beginning of the Plan Year.

(2)

If an Employer or a Related Employer maintains another qualified plan, in no event shall the "overall permitted disparity limits" of Internal Revenue Service regulations Section 1.401(l)-5 be exceeded. The "annual overall permitted disparity limit" of Section 1.401(l)-5(b) shall not be exceeded if the "total annual disparity fraction" determined as of the end of the Plan Year for each Eligible Employee who has met the allocation requirements for Standard Nonelective Contributions during the Plan Year does not exceed 1. If any such Eligible Employee's "total annual disparity fraction" would otherwise exceed 1 for any Plan Year, the "annual overall disparity limit" shall be satisfied as provided in the Adoption Agreement.

(3)

In no event shall the "cumulative permitted disparity limit" of Internal Revenue Service regulations Section 1.401(l)-5(c) be exceeded with respect to an Eligible Employee. The "cumulative permitted disparity limit" shall not be exceeded if an Eligible Employee's "cumulative disparity fraction" does not exceed 35. If an Eligible Employee's "cumulative permitted disparity limit" would otherwise be exceeded, any Standard Nonelective Contributions made by an Employer for a Contribution Period shall be allocated to such Eligible Employee based on his full Compensation rather than on his Compensation and "excess Compensation".

(4)	The following special definitions shall apply:

(A)

An Eligible Employee's "cumulative disparity fraction" is the sum of the Eligible Employee's "total annual disparity fractions" attributable to the Eligible Employee's total years of service under all plans maintained by an Employer or a Related Employer.

(B)

"Excess compensation" means Compensation in excess of the "integration level"; provided, however, that if provided in the Adoption Agreement, the "excess Compensation" of a Covered Employee who becomes an Eligible Employee with respect to Standard Nonelective Contributions on a date other than the first day of a Contribution Period, means his Compensation in excess of the product of (i) and (ii) where (i) is the "integration level" and (ii) is a fraction the numerator of which is the number of months during the Contribution Period for which the Covered Employee has been an Eligible Employee with respect to Standard Nonelective Contributions and the denominator of which is 12.

(C)

The "integration level" means the Social Security taxable wage base in effect at the beginning of the Plan Year, unless the Plan Sponsor specifies a different integration level in the Adoption Agreement.

(D)

An Eligible Employee's "total annual disparity fraction" is the sum of the Eligible Employee's "annual disparity fractions" under all qualified plans maintained by an Employer or a Related Employer, as determined under Internal Revenue Service regulations Sections 1.401(l)-5(b)(3) through 1.401(l)-5(b)(8) for the plan year ending in the current Plan Year.

(b)	If the Plan must be cross-tested to satisfy Treasury Regulations Section 1.401(a)(4)-2, the following special provisions shall apply:

(1)

If the age-weighted allocation method is provided in the Adoption Agreement, the "equivalent accrual rate" is the annual annuity commencing at the Eligible Employee's Normal Retirement Age (or current age, if older), expressed as a percentage of his Compensation, which is provided from the amount of Employer Contributions (other than Matching Contributions) and forfeitures allocated to the Eligible Employee for a Contribution Period.

(2)

The gateway requirement will be satisfied using the minimum allocation gateway method. Under this method, the allocation rate of each Eligible Employee who is not a Highly Compensated Employee and has either (1) met the allocation requirements for Standard Nonelective Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement, or (ii) benefits under the Plan (within the meaning of Treasury Regulations Section 1.410(b)-3), for example because he is entitled to an allocation under Article XXII due to the Plan being top-heavy, shall not be less than 5% of his "415 compensation" (as defined in Section 7.1(m)) or, if less, 1/3 of the allocation rate for the Highly Compensated Employee with the highest allocation rate.

(3)

An Eligible Employee's "allocation rate" means the amount of Employer Contributions (other than Matching Contributions) and forfeitures allocated to the Eligible Employee for a Contribution Period, expressed as a percentage of the Eligible Employee's Compensation for the Contribution Period.

6.3	Amount and Allocation of Additional Discretionary Nonelective Contributions

If the Adoption Agreement provides for Additional Discretionary Nonelective Contributions, any Additional Discretionary Nonelective Contribution made by an Employer for the Contribution Period shall be allocated among the Eligible Employees who have met the allocation requirements for Additional Discretionary Nonelective Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement. The allocable share of each such Eligible Employee shall be determined in accordance with the formula specified in the Adoption Agreement.

6.4	Qualified Nonelective Contributions

If provided in the Adoption Agreement, an Employer may re-characterize any portion or all of its Nonelective Contribution as a Qualified Nonelective Contribution, provided that the amount designated by the Employer as a Qualified Nonelective Contribution does not exceed the "QNEC limit" Amounts that are re-characterized as Qualified Nonelective Contributions shall be accounted for separately from Nonelective Contributions.

If provided in the Adoption Agreement, each Employer shall make a separate Qualified Nonelective Contribution to the Plan for the Contribution Period in accordance with the provisions of the Adoption Agreement. The Qualified Nonelective Contribution shall be allocated among the Eligible Employees who have met the allocation requirements for Qualified Nonelective Contributions described in the Adoption Agreement, as modified by any exception to the allocation requirements provided in the Adoption Agreement, but, if provided in the Adoption Agreement, excluding any such Eligible Employee who is a Highly Compensated Employee for the Contribution Period. The Qualified Nonelective Contribution shall be allocated as provided in the Adoption Agreement.

An Employer may not use the failsafe Qualified Nonelective Contribution correction method to satisfy the ADP and/or ACP test for any Plan Year in which it uses the prior year testing method to satisfy such test.

For purposes of this Section, the following terms have the following meanings:

(a)

The "QNEC limit" means the product of the Eligible Employee's "test compensation" (as defined in Section 7.1(r)) for the Plan Year multiplied by the greater of 5% or 2 times the Plan's "representative contribution rate". The "QNEC limit" will be applied separately in allocating Qualified Nonelective Contributions that may be included in calculating an Eligible Employee's "deferral percentage" (as defined in Section 7.1(d)) and his "contribution percentage" (as defined in Section 7.1(c)).

Notwithstanding the foregoing, any Prevailing Wage Law Contribution made on behalf of an Eligible Employee that the Administrator treats as a Qualified Nonelective Contribution may be taken into account in calculating the Eligible Employee's "deferral percentage" or his "contribution percentage" to the extent the contribution does not exceed 10% of the Eligible Employee's "test compensation".

(b)

The Plan's "representative contribution rate" is the lowest "applicable contribution rate" of any Eligible Employee who is not a Highly Compensated Employee for the Plan Year in either (i) the group consisting of half of all Eligible Employees who are not Highly Compensated Employees for the Plan Year or (ii) the group of all Eligible Employees who are not Highly Compensated Employees for the Plan Year and who are employed by the Employer or a Related Employer on the last day of the Plan Year, whichever results in the greater amount.

(c)

An Eligible Employee's "applicable contribution rate" for purposes of calculating his "deferral percentage" means (i) the sum of the Eligible Employee's Qualified Matching Contributions included in calculating his "deferral percentage" and the Qualified Nonelective Contributions allocated to the Eligible Employee for the Plan Year (excluding any Qualified Nonelective Contributions that are included in calculating his "contribution percentage" for the Plan Year) (ii) divided by the Eligible Employee's "test compensation" for the Plan Year.

(d)

An Eligible Employee's "applicable contribution rate" for purposes of calculating his "contribution percentage" means (i) the sum of the Eligible Employee's Matching Contributions included in calculating his "contribution percentage" and the Qualified Nonelective Contributions allocated to the Eligible Employee for the Plan Year (excluding any Qualified Nonelective Contributions that are included in calculating his "deferral percentage" for the Plan Year) (ii) divided by the Eligible Employee's "test compensation" for the Plan Year.

6.5	Additional, Discretionary Qualified Nonelective Contributions

If the Adoption Agreement provides for an additional, discretionary Qualified Nonelective Contribution, any additional, discretionary Qualified Nonelective Contribution made by an Employer for the Contribution Period shall be allocated among the Eligible Employees who have met the allocation requirements for Qualified Nonelective Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement, but, if provided in the Adoption Agreement, excluding any such Eligible Employee who is a Highly Compensated Employee for the Contribution Period. The allocable share of each such Eligible Employee shall be determined based on the formula applicable to additional, discretionary Qualified Nonelective Contributions provided in the Adoption Agreement.

An Employer may not use the failsafe Qualified Nonelective Contribution correction method to satisfy the ADP and/or ACP test for any Plan Year in which it uses the prior year testing method to satisfy such test.

6.6     Regular Matching Contributions

If so provided in the Adoption Agreement, an Employer shall make a Regular Matching Contribution to the Plan for each Contribution Period in accordance with the provisions of the Adoption Agreement. The Regular Matching Contribution shall be allocated among the Eligible Employees who have met the allocation requirements for Regular Matching Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement. The Regular Matching Contribution shall be allocated as follows:

(a)

If the Adoption Agreement provides for a required contribution amount, the allocable share of each such Eligible Employee shall be the amount determined under the matching formula provided in the Adoption Agreement, subject to any limitations provided in the Adoption Agreement.

(b)

If the Adoption Agreement provides for a discretionary contribution amount, the allocable share of each such Eligible Employee shall be equal to a uniform percentage, determined by the Employer, in its discretion, of the eligible contributions made for the Contribution Period by or on behalf of such Eligible Employee; provided, that:

(1)

The Employer may designate a different uniform match percentage applicable to eligible contributions above and below designated dollar amounts or levels of Compensation. The match percentage may not increase as an Eligible Employee's eligible contributions increase.

(2)

If provided in the Adoption Agreement, the Employer may designate different uniform match percentages to apply to different Employee groups. The Employer may determine any such groups in its discretion, provided that each separate group must be clearly identified using determinable characteristics and each separate match rate must satisfy the requirements of Code Section 401(a)(4) as a separate feature under the Plan.

Any Regular Matching Contribution under this paragraph (b) shall be subject to the limitations elected in the Adoption Agreement.

If the Adoption Agreement provides that Catch-Up 401(k) Contributions will not be matched, the Employer shall not make Matching Contributions, other than Safe Harbor Matching Contributions, with respect to Catch-Up 401(k) Contributions. If, due to application of an administrative Plan limit, Matching Contributions other than Safe Harbor Matching Contributions become attributable to Catch-Up 401(k) Contributions, such Matching Contributions plus any income and minus any loss allocable thereto, shall be forfeited and applied as provided in Section 7.10.

6.7	Additional Discretionary Matching Contributions

If Additional Discretionary Matching Contributions are provided in the Adoption Agreement, an Employer may make an Additional Discretionary Matching Contribution for a Plan Year in accordance with the provisions of the Adoption Agreement. Any Additional Discretionary Matching Employer Contribution shall be allocated among the Eligible Employees who have met the allocation requirements for Additional Discretionary Matching Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement. The allocable share of each such Eligible Employee shall be equal to a uniform percentage, determined by the Employer, in its discretion, of the eligible contributions made for the Contribution Period by or on behalf of such Eligible Employee; provided, that:

(a)

The Employer may designate a different uniform match percentage applicable to eligible contributions above and below designated dollar amounts or levels of Compensation. The match percentage may not increase as an Eligible Employee's eligible contributions increase.

(b)

If provided in the Adoption Agreement, the Employer may designate different uniform match percentages to apply to different Employee groups. The Employer may determine any such groups in its discretion, provided that each separate group must be clearly identified using determinable characteristics and each separate match rate must satisfy the requirements of Code Section 401(a)(4) as a separate feature under the Plan.

Any Additional Discretionary Matching Contribution shall be subject to the limitations elected in the Adoption Agreement.

6.8	True-Up Matching Contributions

If the Adoption Agreement provides for True-Up Matching Contributions, an Employer shall make a True-Up Matching Contribution for each Plan Year in accordance with the provisions of the Adoption Agreement. The True-Up Matching Contribution shall be allocated among the Eligible Employees during the Contribution Period who have met the allocation requirements for True-Up Matching Contributions described in the Adoption Agreement, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement. Such True-Up Matching Contribution shall be in the amount which, when aggregated with the Regular Matching Contributions made with respect to Contribution Periods within such Plan Year, will provide the maximum Regular Matching Contribution provided in the Adoption Agreement, taking into account the Eligible Employee's Compensation and eligible contributions for the full Plan Year. The maximum Regular Matching Contribution for a Plan Year shall be determined applying any limitations on Regular Matching Contributions provided in the Adoption Agreement.

If provided in the Adoption Agreement, the Employers may determine annually whether or not to make a True-Up Matching Contribution for the Plan Year.

6.9	Qualified Matching Contributions

If provided in the Adoption Agreement, an Employer may designate any portion or all of its Matching Contribution as a Qualified Matching Contribution; provided, however, that the amount designated by the Employer as a Qualified Matching Contribution with respect to an Eligible Employee shall not exceed the "QMAC limit" described below. Amounts that are designated as Qualified Matching Contributions shall be accounted for separately and may be withdrawn only as permitted under the Plan.

If provided in the Adoption Agreement, each Employer may make a failsafe Qualified Matching Contribution to the Plan for each Contribution Period on behalf of any of its Eligible Employees who has made 401(k) Contributions for the Contribution Period and is not a Highly Compensated Employee for the Contribution Period. The amount of any failsafe Qualified Matching Contribution made on behalf of an Eligible Employee shall be a percentage, which percentage need not be uniform with respect to all Eligible Employees, of either (1) the 401(k) Contributions made on behalf of such Eligible Employee for the Plan Year (and After-Tax Contributions for the Plan Year, if the Adoption Agreement provides that After-Tax Contributions are matched) or (2) the Compensation paid to such Eligible Employee for the Plan Year. In no event shall the amount of any failsafe Qualified Matching Contribution allocated to an Eligible Employee hereunder exceed the "QMAC limit" described below.

For purposes of this Section, the following terms have the following meanings:

(a)

The "QMAC limit" applicable to an Eligible Employee means the greatest of (1) 5% of the Eligible Employee's Compensation, (2) the Eligible Employee's 401(k) Contributions for the Plan Year (and After-Tax Contributions for the Plan Year, if the Adoption Agreement provides that After-Tax Contributions are matched), or (3) 2 times the "representative match rate" multiplied by the Eligible Employee's 401(k) Contributions for the Plan Year.

(b)

The "representative match rate" means the lowest "match rate" for any Eligible Employee who is not a Highly Compensated Employee for the Plan Year and who is in either (1) a determination group consisting of 1/2 of all Eligible Employees during the Plan Year who are not Highly Compensated Employees for the Plan Year or (2) the group consisting of all Eligible Employees who are employed by an Employer or a Related Employer on the last day of the Plan and who are not Highly Compensated Employees for the Plan Year, whichever would provide the greater representative rate.

(c)

A "match rate" means the Matching Contributions made on behalf of an Eligible Employee for the Plan Year divided by the Eligible Employee's 401(k) Contributions for the Plan Year (and After-Tax Contributions for the Plan Year, if the Adoption Agreement provides that After-Tax Contributions are matched); provided, however, that if Matching Contributions are made at different rates for different levels of Compensation, the "match rate" shall be determined assuming 401(k) Contributions (and After-Tax Contributions for the Plan Year, if the Adoption Agreement provides that After-Tax Contributions are matched) equal to 6% of "test compensation", as defined in Section 7.1(r).

An Employer may not use the failsafe Qualified Matching Contribution correction method to satisfy the ADP and/or ACP test for any Plan Year in which it uses the prior year testing method to satisfy such test.

6.10	Maximum Dollar Amount of Discretionary Match

If pursuant to the Adoption Agreement, the non-discrimination requirements applicable to Matching Contributions are to be satisfied using the safe harbor method, then notwithstanding any other provision of the Plan to the contrary, in no event shall the aggregate dollar amount of any discretionary Matching Contributions made to the Plan for the Plan Year on behalf of an Eligible Employee who has satisfied any age and/or years of Eligibility Service requirements specified in the Adoption Agreement to receive allocations of Safe Harbor Matching or Safe Harbor Nonelective Contributions exceed 4% of the Eligible Employee's Compensation for the Plan Year. If provided in the Adoption Agreement, Compensation earned by an Eligible Employee during the Contribution Period, but prior to the date on which the Covered Employee first became an Eligible Employee with respect to Matching Contributions, shall be excluded in applying the limitation contained in this paragraph.

6.11	Non-QACA Safe Harbor Matching Contributions

If provided in the Adoption Agreement, each Employer shall make a Non-QACA Safe Harbor Matching Contribution to the Plan for a Contribution Period in accordance with the provisions of the Adoption Agreement. The Non-QACA Safe Harbor Matching Contribution shall be allocated among Participants who were Eligible Employees at any time during the Contribution Period as follows:

(a)	If the basic matching formula is provided in the Adoption Agreement, an Eligible Employee's allocable share shall be equal to the following:

(1)	100% of the first 3% of the Eligible Employee's Compensation that he contributes as contributions eligible for the match under the provisions of the Adoption Agreement; plus

(2)	50% of the next 2% of the Eligible Employee's Compensation that he contributes as contributions eligible for the match under the provisions of the Adoption Agreement.

(b)

If the enhanced matching formula is provided in the Adoption Agreement, an Eligible Employee's allocable share shall be the amount determined in the Adoption Agreement based on the percentage of Compensation contributed by the Eligible Employee as contributions eligible for the match under the provisions of the Adoption Agreement.

6.12	QACA Safe Harbor Matching Contributions

If provided in the Adoption Agreement, each Employer shall make a QACA Safe Harbor Matching Contribution to the Plan for a Contribution Period in accordance with the provisions of the Adoption Agreement. The QACA Safe Harbor Matching Contributions shall be allocated among Participants who were Eligible Employees at any time during the Contribution Period as follows:

(a)	If the basic matching formula is provided in the Adoption Agreement, an Eligible Employee's allocable share shall be equal to the following:

(1)	100% of the first 1% of the Eligible Employee's Compensation that he contributes as contributions eligible for the match under the provisions of the Adoption Agreement; plus

(2)	50% of the next 5% of the Eligible Employee's Compensation that he contributes as contributions eligible for the match under the provisions of the Adoption Agreement.

(b)

If the enhanced matching formula is provided in the Adoption Agreement, an Eligible Employee's allocable share shall be the amount determined in the Adoption Agreement based on the percentage of Compensation contributed by the Eligible Employee as contributions eligible for the match under the provisions of the Adoption Agreement.

6.13	Safe Harbor Nonelective Contributions (QACA and Non-QACA)

If provided in the Adoption Agreement, each Employer shall make either a QACA or a Non-QACA Safe Harbor Nonelective Contribution (as designated in the Adoption Agreement) to the Plan for a Contribution Period in accordance with the provisions of the Adoption Agreement. The Safe Harbor Nonelective Contribution shall be allocated among Participants who were Eligible Employees with respect to Safe Harbor Nonelective Contributions at any time during the Contribution Period as follows:

(a)

If the discretionary formula amount is provided in the Adoption Agreement, the provisions of this Section shall apply with respect to each Plan Year for which an amendment is adopted providing that the Employers shall make Safe Harbor Nonelective Contributions for such Plan Year. Any such amendment must be adopted at least 30 days prior to the end of the Plan Year for which Safe Harbor Nonelective Contributions are being made. The allocable share of each such Eligible Employee in the Safe Harbor Nonelective Contribution shall be the percentage of his Compensation specified in the amendment adopting the Safe Harbor Nonelective Contribution, but in no event shall such allocable share be less than 3% of the Eligible Employee's Compensation for the Plan Year.

(b)

If the required contribution amount is provided in the Adoption Agreement, the allocable share of each such Eligible Employee shall be equal to the percentage of his Compensation specified in the Adoption Agreement.

6.14	Verification of Amount of Employer Contributions by the Plan Sponsor

The Plan Sponsor shall verify the amount of Employer Contributions to be made by each Employer in accordance with the provisions of the Plan. Notwithstanding any other provision of the Plan to the contrary, the Plan Sponsor shall determine the portion of the Employer Contribution to be made by each Employer with respect to a Covered Employee who transfers from employment with one Employer as a Covered Employee to employment with another Employer as a Covered Employee.

6.15	Payment of Employer Contributions

Employer Contributions made for a Contribution Period shall be paid to the Trustee within the period of time required under the Code in order for the contribution to be deductible by the Employer in determining its Federal income taxes for the Plan Year or, if the Employer is not subject to Federal taxation, within the period of time such contributions would be required to be made under the Code if the Employer were subject to Federal taxation. If the Adoption Agreement provides for Safe Harbor Matching Contributions and the Contribution Period is not the Plan Year, the Safe Harbor Matching Contributions attributable to eligible contributions made during a Plan Year quarter shall be paid into the Plan no later than the last day of the immediately following Plan Year quarter. Payments shall be made in cash or, if provided in the Adoption Agreement, in qualifying employer securities, as defined in ERISA Section 407(d)(5).

Any in kind contribution made under the terms of the Plan shall be discretionary and unencumbered.

6.16	Allocation Requirements

A Participant who was an Eligible Employee at any time during a Contribution Period shall be eligible to receive an allocation of Employer Contributions for such Contribution Period only if:

(a)	he is a Covered Employee with respect to such Employer Contributions, as provided in the Adoption Agreement:

(b)	he satisfies any requirements specified in the Section of the Base Plan Document describing the contribution; and

(c)

he meets the allocation requirements specified in the Adoption Agreement with respect to such Employer Contribution, as modified by any exceptions to the allocation requirements provided in the Adoption Agreement.

If the Adoption Agreement provides for Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, a Participant who was an Eligible Employee at any time during the Contribution Period shall be eligible to receive an allocation of such contributions.

If the Adoption Agreement provides for an Hours of Service requirement, the number of Hours of Service required to receive an allocation of Employer Contributions hereunder shall be pro-rated for any short Contribution Period.

6.17	Vesting of Employer Contributions

A Participant's vested interest in his Non-QACA Safe Harbor Matching, Non-QACA Safe Harbor Nonelective, Prior Non-QACA Safe Harbor, Qualified Matching, and/or Qualified Nonelective Contributions Sub-Account(s) shall be at all times 100%.

A Participant's vested interest in his other Employer Contribution Sub-Accounts shall be determined in accordance with the applicable vesting schedule specified in the Adoption Agreement.

Notwithstanding any other provision of the Plan to the contrary, if a Participant is employed by an Employer or a Related Employer on or after Normal Retirement Age or, if provided in the Adoption Agreement, on or after his Early Retirement Date, date of death, or the date he becomes Disabled, as applicable, his vested interest in his full Employer Contributions Sub-Account shall be 100%. For purposes of this Section, a Participant who dies while performing qualified military service (as described in the Uniformed Services Employment and Reemployment Rights Act of 1994) shall be treated as having returned to employment with an Employer immediately prior to his death and as having died while employed as a Covered Employee.

6.18	Election of Former Vesting Schedule

If there is a change in the vesting schedule because the Plan Sponsor adopts an amendment to the Plan that directly or indirectly affects the computation of a Participant's vested interest in his Employer Contributions Sub Account, the following shall apply:

(a)

In no event shall a Participant's vested interest in his Account on the effective date of the change in vesting schedule be less than his vested interest in his Account immediately prior to the effective date of the amendment.

(b)

In no event shall a Participant's vested interest in attributable to his Account determined as of the later of (i) the effective date of such amendment or (ii) the date such amendment is adopted, be determined on and after the effective date of such amendment under a vesting schedule that is more restrictive than the vesting schedule applicable to such Account immediately prior to the effective date of such amendment.

(c)

Any Participant with 3 or more years of Vesting Service shall have a right to have his vested interest in his Account (including amounts credited to such Account following the effective date of such amendment) continue to be determined under the vesting provisions in effect prior to the amendment rather than under the new vesting provisions, unless the vested interest of the Participant in his Account under the Plan as amended is not at any time less than such vested interest determined without regard to the amendment. A Participant shall exercise his right under this Section by giving written notice of his exercise thereof to the Administrator within 60 days after the latest of (i) the date he receives notice of the amendment from the Administrator, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted.

6.19	Profits Limitation

If provided in the Adoption Agreement, with respect to discretionary Matching Contributions, other than Safe Harbor Matching Contributions, and/or with respect to discretionary Nonelective Contributions, other than Safe Harbor Nonelective Contributions, such contributions shall be made only out of the Profits of the Employer.

6.20	Forfeitures to Reduce Employer Contributions

If provided in the Adoption Agreement, and notwithstanding any other provision of the Plan to the contrary, the amount of the Employer Contribution required under this Article for a Plan Year shall be reduced by the amount of any forfeitures occurring during the Plan Year or any prior Plan Year that are not used to pay Plan expenses and that are applied against Employer Contributions.

ARTICLE VII
LIMITATIONS ON CONTRIBUTIONS

7.1	Special Definitions

For purposes of this Article, the following terms have the following meanings:

(a)	The "annual addition" with respect to a Participant for a "limitation year" means the sum of the following amounts allocated to the Participant for the "limitation year":

(1)

all employer contributions allocated to the Participant's account under any qualified defined contribution plan maintained by an Employer or a Related Employer, including "elective contributions" and amounts attributable to forfeitures applied to reduce the employer's contribution obligation, but excluding "catch-up contributions";

(2)

all "employee contributions" allocated to the Participant's account under any qualified defined contribution plan maintained by an Employer or a Related Employer or any qualified defined benefit plan maintained by an Employer or a Related Employer if separate accounts are maintained under the defined benefit plan with respect to such employee contributions;

(3)	all forfeitures allocated to the Participant's account under any qualified defined contribution plan maintained by the Employer or a Related Employer;

(4)

all amounts allocated to an individual medical benefit account, as described in Code Section 415(1)(2), established for the Participant as part of a pension or annuity plan maintained by the Employer or a Related Employer;

(5)

if the Participant is a key employee, as defined in Code Section 419A(d)(3), all amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after that date, that are attributable to post-retirement medical benefits allocated to the Participant's separate account under a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer or a Related Employer; and

(6)	all allocations to the Participant under a simplified employee pension.

(b)	A "catch-up contribution" means any elective deferral, as defined in Code Section 414(u)(2)(C), that is treated as a catch-up contribution in accordance with the provisions of Code Section 414(v).

(c)

The "contribution percentage" with respect to an "eligible participant" for a particular Plan Year means the ratio of the sum of the included contributions, described below, to his "test compensation" for such Plan Year.

(1)	Contributions made by or on behalf of an "eligible participant" that may be used in computing the "eligible participant's" "contribution percentage" include the following:

(A)	After-Tax Contributions, excluding contributions to the Plan made pursuant to Code Section 414(u) that are treated as After-Tax Contributions;

(B)	Matching Contributions, except as specifically provided below;

(C)

as directed by the Administrator, 401(k) Contributions, including Roth 401(k) Contributions and Catch-Up 401(k) Contributions, to the extent such 401(k) Contributions are subject to the ADP test described in Section 7.4 and the ADP test is satisfied whether or not such 401(k) Contributions are included in determining the "eligible participant's" "deferral percentage" for the Plan Year;

(D)

as directed by the Administrator, Qualified Nonelective Contributions, to the extent such Qualified Nonelective Contributions are not included in determining the "eligible participant's" "deferral percentage" for such Plan Year; and

(E)

as directed by the Administrator, Safe Harbor Nonelective Contributions, to the extent such contributions are not required to satisfy the safe harbor contribution requirement of Code Section 401(k)(12)(C), 401(k)(13)(D), 401(m)(11)(B), or 401(m)(12).

(2)	Notwithstanding the foregoing, the following Matching Contributions are not included in computing an "eligible participant's" "contribution percentage" for a Plan Year:

(A)

Matching Contributions that are forfeited because they relate to 401(k) Contributions that are distributed as "excess contributions", "excess deferrals", or because they exceed the Code Section 402(g) limit;

(B)	contributions to the Plan made pursuant to Code Section 414(u) that are treated as Matching Contributions;

(C)

if the Adoption Agreement provides that Catch-Up 401(k) Contributions will not be matched, Matching Contributions that are forfeited because they relate to 401(k) Contributions that are re-characterized as Catch-Up 401(k) Contributions; and

(D)	Qualified Matching Contributions that are included in determining an "eligible participant's" "deferral percentage" for the Plan Year.

(3)

Matching Contributions in excess of 100% of the contributions eligible for match ("eligible contributions") made by an "eligible participant" who is not a Highly Compensated Employee for a Plan Year are not included in computing such "eligible participant's" "contribution percentage" for the Plan Year to the extent that such Matching Contributions exceed the greater of (i) 5% of the "eligible participant's" "test compensation" for the Plan Year or (ii) the product of 2 times the Plan's "representative match rate" multiplied by the "eligible participant's" eligible contributions for the Plan Year. The Plan's "representative match rate" is the lowest "match rate" of any "eligible participant" who is not a Highly Compensated Employee for the Plan Year in either (i) the group consisting of half of all "eligible participants" who are not Highly Compensated Employees for the Plan Year or (ii) the group of all "eligible participants" who are not Highly Compensated Employees for the Plan Year and who are employed by the Employer or a Related Employer on the last day of the Plan Year and who make eligible contributions for the Plan Year, whichever results in the greater amount. An "eligible participant's "match rate" means the Matching Contributions made on behalf of the "eligible participant" for the Plan Year divided by the "eligible participant's" eligible contributions for the Plan Year; provided, however, that if Matching Contributions are made at different rates for different levels of Compensation, the "match rate" shall be determined assuming eligible contributions equal to 6% of "test compensation".

(4)

Notwithstanding the foregoing, the following special rules apply for any Plan Year in which the ADP test described in Section 7.4 is deemed satisfied with respect to some or all 401(k) Contributions, as provided in Section 7.12, and/or the ACP test described in Section 7.7 is deemed satisfied for the Plan Year with respect to some or all Matching Contributions, as provided in Section 7.13:

(A)

401(k) Contributions with respect to which the ADP test described in Section 7.4 is deemed satisfied, as provided in Section 7.12, shall not be used in computing an "eligible participant's" "contribution percentage."

(B)

As directed by the Administrator, if the ACP test described in Section 7.7 is deemed satisfied for the Plan Year with respect to some or all Matching Contributions, as provided in Section 7.13, those Matching Contributions with respect to which the limitations are deemed satisfied may be excluded in computing an "eligible participant's" "contribution percentage".

(C)

As directed by the Administrator, if the ADP test is deemed satisfied under Section 7.12 using Safe Harbor Matching Contributions, and the ACP test is not deemed satisfied with respect to some or all Matching Contributions under Section 7.13 for the Plan Year, those Matching Contributions with respect to which the limitations are not deemed satisfied may be excluded in computing an "eligible participant's" "contribution percentage", but only in an amount up to 4% of the "eligible participant's" "test compensation" for the Plan Year (3.5% if the ADP test is satisfied using QACA Safe Harbor Matching Contributions).

(D)

Except as otherwise specifically provided above, Qualified Matching Contributions shall be included in determining the numerator of an "eligible participant's" "contribution percentage" for such Plan Year.

(5)

After-Tax Contributions made by an "eligible participant" shall be included in determining his "contribution percentage" for a Plan Year only if they are contributed to the Plan before the end of such Plan Year. Notwithstanding the foregoing, "excess contributions" that are re-characterized as After-Tax Contributions as provided in Section 7.6(b) shall be included in a Highly Compensated Employee's "contribution percentage" for the Plan Year that includes the time at which the "excess contribution" is included in the Highly Compensated Employee's gross income. Other contributions made on an "eligible participant's" behalf for a Plan Year shall be included in determining his "contribution percentage" for such Plan Year only if the contributions are allocated to the "eligible participant's" Account as of a date within such Plan Year and are made to the Plan before the end of the 12-month period immediately following the Plan Year to which the contributions relate. For Plan Years in which the "testing year" means the Plan Year preceding the Plan Year for which the ACP test described in Section 7.7 is being determined, contributions included for purposes of determining the "contribution percentage" for the "testing year" of an "eligible participant" who is not a Highly Compensated Employee must be made before the last day of the Plan Year for which the limitation is being determined.

(6)

If an Employer elects to change from the current year testing method to the prior year testing method, the following shall not be included in computing a non-Highly Compensated Employee's "contribution percentage" for the Plan Year immediately preceding the Plan Year in which the prior year testing method is first effective:

(A)	401(k) Contributions that were included in computing the "eligible participant's" "contribution percentage" under the current year method for such immediately preceding Plan Year

(B)

Qualified Nonelective Contributions that were included in computing the "eligible participant's" "deferral percentage" or "contribution percentage" under the current year method for such immediately preceding Plan Year

(C)	Qualified Matching Contributions that were included in computing the "eligible participant's" "deferral percentage" under the current year testing method for such immediately preceding Plan Year

(D)

Safe Harbor Matching Contributions that were included in computing the "eligible participant's" "deferral percentage" or "contribution percentage" under the current year testing method for such immediately preceding Plan Year or that were required to satisfy the safe harbor contribution requirement under Code Section 401(k)(12)(B), 401(k)(13)(D), 401(m)(11)(B), or 401(m)(12) for such preceding Plan Year

(E)

Safe Harbor Nonelective Contributions that were included in computing the "eligible participant's" "deferral percentage" or "contribution percentage" under the current year testing method for such immediately preceding Plan Year or that were required to satisfy the safe harbor contribution requirement under Code Section 401(k)(12)(C), 401(k)(13)(D), 401(m)(11)(B), or 401(m)(12) for such preceding Plan Year

The determination of an "eligible participant's" "contribution percentage" shall be made after any reduction required to satisfy the Code Section 415 limitations is made as provided in this Article VII and shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(d)

The "deferral percentage" with respect to an Eligible Employee for a particular Plan Year means the ratio of the sum of the included contributions, described below, to the Eligible Employee's "test compensation" for such Plan Year.

(1)	Contributions made on behalf of an Eligible Employee for the Plan Year that are used in computing the Eligible Employee's "deferral percentage" include the following:

(A)	401(k) Contributions, including Roth 401(k) Contributions, except as specifically provided below;

(B)	as directed by the Administrator, Qualified Matching Contributions;

(C)

as directed by the Administrator, Qualified Nonelective Contributions, to the extent such Qualified Nonelective Contributions are not included in determining the Eligible Employee's "contribution percentage" for such Plan Year;

(D)

as directed by the Administrator, Safe Harbor Nonelective Contributions, to the extent such contributions are not required to satisfy the safe harbor contribution requirement of Code Section 401(k)(12)(C) or 401(k)(13)(D); and

(E)

as directed by the Administrator, Safe Harbor Matching Contributions, to the extent such contributions are not required to satisfy the safe harbor contribution requirement of Code Section 401(k)(12)(C), 401(k)(13)(D), 401(m)(11)(B), or 401(m)(12) and are not included in determining the Eligible Employee's "contribution percentage".

(2)	Notwithstanding the foregoing, the following 401(k) Contributions are not included in computing an Eligible Employee's "deferral percentage" for a Plan Year:

(A)	401(k) Contributions that are distributed to a non-Highly Compensated Employee in accordance with the provisions of Section 7.2 because they exceed the Code Section 402(g) limit;

(B)	contributions made to the Plan pursuant to Code Section 414(u) that are treated as 401(k) Contributions;

(C)

Catch-Up 401(k) Contributions, except to the extent the Eligible Employee's 401(k) Contributions are re-characterized as Catch-Up 401(k) Contributions as a result of a failure to satisfy the non-discrimination requirements applicable to 401(k) Contributions;

(D)	401(k) Contributions that are included in determining an Eligible Employee's "contribution percentage" for the Plan Year; and

(E)

for any Plan Year in which the non-discrimination requirements applicable to 401(k) Contributions are deemed satisfied with respect to some 401(k) Contributions, as provided in this Article, 401(k) Contributions with respect to which the limitations are deemed satisfied.

(3)

To be included in computing an Eligible Employee's "deferral percentage" for a Plan Year, contributions must be allocated to the Eligible Employee's Account as of a date within such Plan Year and be made to the Plan before the end of the 12-month period immediately following the Plan Year to which the contributions relate. For Plan Years in which the prior year testing method is used in applying the ADP test described in Section 7.4, contributions used in computing the "deferral percentage" for the "testing year" of a non-Highly Compensated Employee must be made before the last day of the Plan Year for which the test is being applied.

(4)

401(k) Contributions included in computing an Eligible Employee's "deferral percentage" for a Plan Year must relate to Compensation that either (i) would have been received by the Eligible Employee in such Plan Year or (ii) is attributable to services performed by the Eligible Employee in such Plan Year and would have been received by the Eligible Employee within 2 1/2 months of the close of such Plan Year. The Administrator shall direct, in accordance with uniform and nondiscriminatory rules, whether 401(k) Contributions related to Compensation described in (ii) shall be included in an Eligible Employee's "deferral percentage" for the Plan Year in which the services were performed or for the Plan Year in which the Compensation would have been received, provided that such 401(k) Contributions shall not be included in an Eligible Employee's "deferral percentage" for both such Plan Years.

(5)

If an Employer elects to change from the current year testing method to the prior year testing method, the following shall not be included in computing a non-Highly Compensated Employee's "deferral percentage" for the Plan Year immediately preceding the Plan Year in which the prior year testing method is first effective:

(A)	401(k) Contributions that were included in computing the Eligible Employee's "contribution percentage" under the current year method for such immediately preceding Plan Year;

(B)

Qualified Nonelective Contributions that were included in computing the Eligible Employee's "deferral percentage" or "contribution percentage" under the current year method for such immediately preceding Plan Year;

(C)	Qualified Matching Contributions that were included in computing the Eligible Employee's "deferral percentage" under the current year testing method for such immediately preceding Plan Year;

(D)

Safe Harbor Nonelective Contributions that were included in computing the Eligible Employee's "deferral percentage" or "contribution percentage" under the current year testing method for such immediately preceding Plan Year or that were required to satisfy the safe harbor contribution requirement under Code Section 401(k)(12)(C), 401(k)(13)(D), 401(m)(11)(B), or 401(m)(12) for such preceding Plan Year; and

(E)

Safe Harbor Matching Contributions that were included in computing the Eligible Employee's "deferral percentage" or "contribution percentage" under the current year testing method for such immediately preceding Plan Year or that were required to satisfy the safe harbor contribution requirement under Code Section 401(k)(12)(B), 401(k)(13)(D), 401(m)(11)(B), or 401(m)(12) for such preceding Plan Year.

The determination of an Eligible Employee's "deferral percentage" shall be made after any reduction required to satisfy the Code Section 415 limitations is made as provided in this Article VII and shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

(e)

A "designated Roth contribution" means any Roth 401(k) Contributions made to the Plan and any "elective contributions" made to another plan that would be excludable from a Participant's income, but for the Participant's election to designate such contributions as Roth contributions and include them in income.

(f)

An "elective contribution" means any employer contribution made to a plan maintained by an Employer or a Related Employer on behalf of a Participant in lieu of cash compensation pursuant to his election (whether such election is an active election or a passive election) to defer under any qualified CODA as described in Code Section 401(k), any simplified employee pension cash or deferred arrangement as described in Code Section 402(h)(1)(B), any eligible deferred compensation plan under Code Section 457, or any plan as described in Code Section 501(c)(18), and any contribution made on behalf of the Participant by an Employer or a Related Employer for the purchase of an annuity contract under Code Section 403(b) pursuant to a salary reduction agreement. "Elective contributions" include "designated Roth contributions". For purposes of applying the limitations described in this Article VII, the term "elective contribution" excludes "catch-up contributions".

(g)

An "elective 401(k) contribution" means any employer contribution made to a plan maintained by an Employer or a Related Employer on behalf of a Participant in lieu of cash compensation pursuant to his election (whether such election is an active election or a passive election) to contribute under any qualified CODA as described in Code Section 401(k) including a designated Roth contribution. For purposes of applying the limitations described in this Article VII, the term "elective 401(k) contribution" excludes "catch-up contributions".

(h)

An "eligible participant" means any Eligible Employee who is eligible to make After-Tax Contributions or to have 401(k) Contributions made on his behalf (if 401(k) Contributions are taken into account in determining "contribution percentages"), or to participate in the allocation of Matching Contributions (including forfeitures that are allocated based on a Participant's 401(k) or After-Tax Contributions).

Notwithstanding the foregoing, Eligible Employees who are covered by a collective bargaining agreement between their Employer and employee representatives shall not be included as "eligible participants" if retirement benefits were the subject of good faith bargaining.

(i)	An "employee contribution" means any employee after-tax contribution allocated to an Eligible Employee's account under any qualified plan of an Employer or a Related Employer.

(j)

An "excess aggregate contribution" means any contribution made to the Plan by or on behalf of a Highly Compensated Employee that is designated as an excess contribution pursuant to Section 7.8 in order to satisfy the ACP test described in Section 7.7.

(k)

An "excess contribution" means any contribution made to the Plan on behalf of a Highly Compensated Employee that is designated as an excess contribution pursuant to Section 7.5 in order to satisfy the ADP test described in Section 7.4.

(1)

An "excess deferral" with respect to a Participant means that portion of a Participant's 401(k) Contributions, other than Catch-Up 401(k) Contributions, for his taxable year that, when added to amounts deferred for such taxable year under other plans or arrangements described in Code Section 401(k), 408(k),408(p), or 403(b) (other than any such plan or arrangement that is maintained by an Employer or a Related Employer), would exceed the dollar limit imposed under Code Section 402(g) as in effect on January 1 of the calendar year in which such taxable year begins and is includible in the Participant's gross income under Code Section 402(g).

(m)	A Participant's "415 compensation" for a "limitation year" means his 415 compensation as defined in theAdoption Agreement.

(1)	"415 compensation" includes the following:

(A)

any eligible amount that would have been received and included in the Participant's taxable gross income but for the Participant's his election (or deemed election) under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b);

(B)	any "differential pay" (as defined hereunder) he receives or is entitled to receive from the Employer;

(C)	if and to the extent provided in the Adoption Agreement, amounts received by a Participant who is permanently and totally disabled (as defined in Code Section 22(e)(3)); and

(D)

if the Participant incurs a severance from employment (as defined in Treasury Regulations Section 1.415(a)-1(f)(5)), amounts paid to the Participant before (1) the end of the "limitation year" in which the Participant's severance from employment occurs or (2) within 2 1/2 months of such severance from employment, whichever is later, provided such amounts:

(I)

would have been paid to the Participant in the course of employment and are regular compensation for services by the Participant or commissions, bonuses or other similar compensation, but only to the extent such amounts would have been included in the Participant's "415 compensation" if his employment had continued;

(II)

if provided in the Adoption Agreement, are payments for accrued bona fide sick, vacation or other leave, but only if the Participant would have been able to use such leave if his employment had continued; or

(III)

if provided in the Adoption Agreement, are payments received by the Participant pursuant to a non-qualified, unfunded deferred compensation plan, to the extent such payments are includible in income and the Participant would have received such payments at the same time if he had continued in employment.

For purposes of this subparagraph (1), "differential pay" means any payment made to the Participant by the Employer after December 31, 2008, with respect to a period during which the Participant is performing service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code) while on active duty for a period of more than 30 days that represents all or a portion of the wages the Participant would have received if he had continued employment with the Employer as an Employee.

(2)

Back pay, within the meaning of Treasury Regulations Section 1.415(c)-2(g)(8), shall be treated as "415 compensation" for the "limitation year" to which the back pay relates to the extent back pay represents wages and compensation that would otherwise be included in "415 compensation".

(3)	Other post-termination or severance pay is not included in "415 compensation".

To be included in a Participant's "415 compensation" for a particular "limitation year", an amount must have been received by the Participant (or would have been received, but for the Participant's election, or deemed election, under Code Section 125(a), 132(f)(4), 402(e)(3), 402(h)(1)(B), 402(k), or 457(b)) within such "limitation year". Notwithstanding the foregoing, at the direction of the Administrator, amounts earned during a particular "limitation year", that are not paid until the next "limitation year" because of the timing of pay periods and pay dates, may be included in "415 compensation" for the "limitation year" in which they were earned if (1) the amounts are paid within the first few weeks of the next "limitation year", (2) are included on a uniform and consistent basis with respect to similarly-situated employees, and (3) are not also included as "415 compensation" in the "limitation year" in which they were paid.

In no event, however, shall the "415 compensation" of a Participant taken into account under the Plan for any "limitation year" exceed the limit in effect under Code Section 401(a)(17) ($250,000 for Plan Years beginning in 2012, subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for "limitation years" beginning in such calendar year). ). If the "415 compensation" of a Participant is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Participant by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for a Participant who is covered under the Plan for less than one full Plan Year if either (i) the individual becomes an Eligible Employee part way through the Plan Year and the Adoption Agreement provides that Compensation prior to becoming an Eligible Employee is excluded in allocating contributions or (ii) the formula for allocations is based on Compensation for a period of at least 12 months.

(n)	A "limitation year" means the period specified in the Adoption Agreement.

(o)

A "matching contribution" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related Employer solely on account of "elective contributions" made on his behalf or "employee contributions" made by him.

(p)

A "qualified matching contribution" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related Employer solely on account of "elective contributions" made on his behalf or "employee contributions" made by him that is a qualified matching contribution as defined in regulations issued under Code Section 401(k), is nonforfeitable when made, and is distributable only as permitted in regulations issued under Code Section 401(k).

(q)

A "qualified nonelective contribution" means any employer contribution allocated to an Eligible Employee's account under any plan of an Employer or a Related Employer that the Participant could not elect instead to receive in cash until distributed from the Plan, that is a qualified nonelective contribution as defined in Code Sections 401(k) and 401(m) and regulations issued thereunder, is nonforfeitable when made, and is distributable (other than for hardships) only as permitted in regulations issued under Code Section 401(k).

(r)

The "test compensation" of an Eligible Employee or "eligible participant" for a Plan Year means any definition of compensation designated by the Administrator that satisfies the requirements of Code Section 414(s). The Administrator may exclude from "test compensation" amounts earned by an individual during a Plan Year, but while the individual was not an Eligible Employee or "eligible participant", provided such exclusion is applied on a uniform and consistent basis with respect to similarly-situated employees.

In no event, however, shall the "test compensation" of an Eligible Employee or "eligible participant" taken into account under the Plan for any Plan Year exceed the limit in effect under Code Section 401(a)(17) ($250,000 for Plan Years beginning in 2012, subject to adjustment annually as provided in Code Sections 401(a)(17)(B) and 415(d); provided, however, that the dollar increase in effect on January 1 of any calendar year, if any, is effective for Plan Years beginning in such calendar year). If the "test compensation" of an Eligible Employee or "eligible participant" is determined over a period of time that contains fewer than 12 calendar months, then the annual compensation limitation described above shall be adjusted with respect to that Eligible Employee or "eligible participant" by multiplying the annual compensation limitation in effect for the Plan Year by a fraction the numerator of which is the number of full months in the period and the denominator of which is 12; provided, however, that no proration is required for an Eligible Employee or "eligible participant" who is covered under the Plan for less than one full Plan Year if either (i) the individual becomes an Eligible Employee or "eligible participant" part way through the Plan Year and "test compensation" prior to becoming an Eligible Employee or "eligible participant" is excluded or (ii) the formula for allocations is based on "test compensation" for a period of at least 12 months.

(s)	The "testing year" means the following, as provided in the Adoption Agreement:

(1)

If the current year testing method is provided for ADP and/or ACP testing, the Plan Year for which the limitations on "deferral percentages" and/or "contribution percentages" (as applicable) of Highly Compensated Employees are being determined.

(2)

If the prior year testing method is provided for ADP and/or ACP testing, the Plan Year immediately preceding the Plan Year for which the limitations on "deferral percentages" and/or "contribution percentages" (as applicable) of Highly Compensated Employees is being determined.

If a Plan uses the current year testing method for ADP and/or ACP testing, the Plan Sponsor may only change to the prior year testing method if either (1) the Plan has used the current year testing method for each of the preceding 5 Plan Years (or, if less, the number of Plan Years the Plan has been in existence) or (2) as a result of a merger or acquisition described in Code Section 410(b)(6)(C)(i), the Plan Sponsor acquires a plan that uses the prior year testing method for ADP and/or ACP testing (as applicable) and the change is made within the transition period described in Code Section 410(b)(6)(C)(ii).

For purposes of applying the limitations described in this Article, an Eligible Employee is a Highly Compensated Employee for a particular Plan Year or "testing year", as applicable, if he meets the defmition of Highly Compensated Employee as in effect for that year. An Eligible Employee who does not meet the definition of Highly Compensated Employee as in effect for a particular Plan Year or "testing year", as applicable, shall not be a Highly Compensated Employee for such year.

7.2	Code Section 402(g) Limit

In no event shall the amount of the 401(k) Contributions, excluding Catch-Up 401(k) Contributions, made on behalf of an Eligible Employee for his taxable year, when aggregated with any "elective contributions" made on behalf of the Eligible Employee under any other plan of an Employer or a Related Employer for his taxable year, exceed the dollar limit imposed under Code Section 402(g), as in effect on January 1 of the calendar year in which such taxable year begins. In the event that the Administrator determines that the reduction percentage elected by an Eligible Employee will result in his exceeding the Code Section 402(g) limit, the Administrator may adjust the reduction authorization of such Eligible Employee by reducing the percentage of his 401(k) Contributions to such smaller percentage that will result in the Code Section 402(g) limit not being exceeded. If the Administrator determines that the 401(k) Contributions made on behalf of an Eligible Employee would exceed the Code Section 402(g) limit for his taxable year, the 401(k) Contributions for such Participant shall be automatically suspended for the remainder, if any, of such taxable year.

If an Employer notifies the Administrator that the Code Section 402(g) limit has nevertheless been exceeded by an Eligible Employee for his taxable year, the 401(k) Contributions that, when aggregated with "elective contributions" made on behalf of the Eligible Employee under any other plan of an Employer or a Related Employer, would exceed the Code Section 402(g) limit, plus any income and minus any losses attributable thereto, shall be either re-characterized as Catch-Up 401(k) Contributions or distributed to the Eligible Employee no later than the April 15 immediately following such taxable year. If an Eligible Employee to whom distribution must be made in accordance with the preceding sentence has made both Pre-Tax and Roth 401(k) Contributions for the year, the type of 401(k) Contributions to be distributed shall be determined as provided in the Adoption Agreement.

Any 401(k) Contributions that are distributed to an Eligible Employee in accordance with this Section shall not be taken into account in determining the Eligible Employee's "deferral percentage" for the "testing year" in which the 401(k) Contributions were made, unless the Eligible Employee is a Highly Compensated Employee.

If an amount of 401(k) Contributions is distributed to a Participant in accordance with this Section or the Adoption Agreement provides that Catch-Up 401(k) Contributions will not be matched and 401(k) Contributions are re-characterized as Catch-Up 401(k) Contributions hereunder, Matching Contributions that are attributable solely to the distributed or re-characterized 401(k) Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of 401(k) Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

7.3	Distribution of "Excess Deferrals"

If provided in the Adoption Agreement, and notwithstanding any other provision of the Plan to the contrary, if a Participant notifies the Administrator in writing (or in any other form acceptable to the Administrator) no later than the March 1 following the close of the Participant's taxable year that "excess deferrals" have been made on his behalf under the Plan for such taxable year, the "excess deferrals", plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. If the Participant has made both Pre-Tax and Roth 401(k) Contributions for the year, the Participant must designate the extent to which the "excess deferrals" are Pre-Tax and/or Roth 401(k) Contributions.

Any 401(k) Contributions that are distributed to a Participant in accordance with this Section shall nevertheless be taken into account in determining the Participant's "deferral percentage" for the "testing year" in which the 401(k) Contributions were made.

If an amount of 401(k) Contributions is distributed to a Participant in accordance with this Section, Matching Contributions that are attributable solely to the distributed 401(k) Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of 401(k) Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

7.4	Limitation on 401(k) Contributions of Highly Compensated Employees — ADP Test

The provisions of this Section shall apply to all Eligible Employees, unless the Adoption Agreement provides for Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions to be made on behalf of all or some Eligible Employees. If the Adoption Agreement provides for Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, the provisions of this Section shall apply only with respect to Eligible Employees during the Plan Year who are eligible to make 401(k) Contributions to the Plan, but are not eligible to receive Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, as applicable, or, if the Adoption Agreement provides for discretionary Safe Harbor Nonelective Contributions, for any Plan Year in which the Plan Sponsor does not timely amend the Plan to provide for Safe Harbor Nonelective Contributions.

Notwithstanding any other provision of the Plan to the contrary, the 401(k) Contributions made with respect to a Plan Year on behalf of Eligible Employees who are Highly Compensated Employees may not result in an average "deferral percentage" for such Eligible Employees that exceeds the greater of:

(a)	a percentage that is equal to 125% of the average "deferral percentage" for all other Eligible Employees for the "testing year"; or

(b)

a percentage that is not more than 200% of the average "deferral percentage" for all other Eligible Employees for the "testing year" and that is not more than 2 percentage points higher than the average "deferral percentage" for all other Eligible Employees for the "testing year", unless the "excess contributions", determined as provided in Section 7.5, are re-characterized or distributed as provided in Section 7.6.

If the Plan provides that Employees are eligible to make 401(k) Contributions before they have satisfied the minimum age and service requirements under Code Section 410(a)(1) and applies Code Section 410(b)(4)(B) in determining whether the cash or deferred arrangement meets the requirements of Code Section 410(b)(1), the Administrator may apply the limitations described above either:

(c)

by comparing the average "deferral percentage" of all Eligible Employees who are Highly Compensated Employees for the Plan Year to the average "deferral percentage" for the "testing year" of all other Eligible Employees who have satisfied the minimum age and service requirements under Code Section 410(a)(1(A)); or

(d)

separately with respect to Eligible Employees who have not satisfied the minimum age and service requirements under Code Section 410(a)(1)(A) and Eligible Employees who have satisfied such minimum age and service requirements.

If the prior year testing method applies for the first Plan Year in which the Plan permits Eligible Employees to make 401(k) Contributions, for purposes of the above limitations, the average "deferral percentage" for Eligible Employees who are not Highly Compensated Employees shall be either (1) 3% or (2) the average "deferral percentage" for such Eligible Employees for such first Plan Year, as provided in the Adoption Agreement.

In order to assure that the limitation contained herein is not exceeded with respect to a Plan Year, the Administrator is authorized to suspend completely further 401(k) Contributions, other than Catch-Up 401(k) Contributions, on behalf of Highly Compensated Employees for any remaining portion of a Plan Year or to adjust the projected "deferral percentages" of Highly Compensated Employees by reducing the percentage of their deferral elections for any remaining portion of a Plan Year to such smaller percentage that will result in the limitation set forth above not being exceeded. If the Administrator limits the 401(k) Contributions that may be made by Highly Compensated Employees for a Plan Year, the Administrator shall communicate that limit as soon as reasonably practicable. In the event of a suspension or reduction, Highly Compensated Employees affected thereby shall be notified of the reduction or suspension as soon as possible. An affected Highly Compensated Employee may be entitled to make a new deferral election for the following Plan Year.

In determining the "deferral percentage" for any Eligible Employee who is a Highly Compensated Employee for the Plan Year, "elective 401(k) contributions", "qualified nonelective contributions", and "qualified matching contributions" (to the extent that "qualified nonelective contributions" and "qualified matching contributions" are taken into account in determining "deferral percentages") made to his accounts under any plan of an Employer or a Related Employer that is not mandatorily disaggregated pursuant to Treasury Regulations Section 1.410(b)-7(c), as modified by Section 1.401(k)-1(b)(4) (without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Section 1.401(k)-1(b)(4)(iii)(B) and the prohibition on aggregating plans with different plan years contained in Section 1.410(b)-7(d)(5)), shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the other plan during the Plan Year shall be treated as if such contributions were made to the Plan.

If one or more plans of an Employer or Related Employer are aggregated with the Plan for purposes of satisfying the requirements of Code Section 401(a)(4) or 410(b), then "deferral percentages" under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Pursuant to Treasury Regulations Section 1.401(k)- 1(b)(4)(v), an Employer may elect to calculate "deferral percentages" aggregating ESOP and non-ESOP plans. In addition, an Employer may elect to calculate "deferral percentages" aggregating bargained plans maintained for different bargaining units, provided that such aggregation is done on a reasonable basis and is reasonably consistent from year to year. Plans may be aggregated under this paragraph only if they have the same plan year and utilize the same testing method to satisfy the requirements of Code Section 401(k).

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the "qualified nonelective contributions" and/or "qualified matching contributions" taken into account in determining "deferral percentages" for any Plan Year.

7.5	Determination and Allocation of "Excess Contributions" Among Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, if the ADP test described in Section 7.4 is not satisfied in any Plan Year, the Administrator shall determine the dollar amount of the excess by reducing the dollar amount of the contributions included in determining the "deferral percentage" of Highly Compensated Employees in order of their "deferral percentages" as follows:

(a)

The highest "deferral percentage(s)" shall be reduced to the greater of (1) the maximum "deferral percentage" that satisfies the ADP test described in Section 7.4 or (2) the next highest "deferral percentage".

(b)

If the ADP test described in Section 7.4 is still not satisfied after application of the provisions of paragraph (a), the Administrator shall continue reducing "deferral percentages" of Highly Compensated Employees, continuing with the next highest "deferral percentage", in the manner provided in paragraph (a) until the ADP test described in Section 7.4 is satisfied.

The determination of the amount of "excess contributions" hereunder shall be made after 401(k) Contributions and "excess deferrals" have been re-characterized or distributed pursuant to Sections 7.2 and 7.3, if applicable.

After determining the dollar amount of the "excess contributions" that have been made to the Plan, the

Administrator shall allocate such excess among Highly Compensated Employees in order of the dollar amount of the 401(k), Qualified Nonelective, and Qualified Matching Contributions (to the extent such contributions are included in determining "deferral percentages") allocated to their Accounts as follows:

(c)

The contributions included in the "deferral percentages" of the Highly Compensated Employee(s) with the largest dollar amount of "deferral percentage" for the Plan Year shall be reduced by the dollar amount of the excess (with such dollar amount being allocated equally among all such Highly Compensated Employees), but not below the dollar amount of the "deferral percentage" of the Highly Compensated Employee(s) with the next highest dollar amount of "deferral percentage" for the Plan Year.

(d)

If the excess has not been fully allocated after application of the provisions of paragraph (c), the Administrator shall continue reducing the contributions included in the "deferral percentages" of Highly Compensated Employees, continuing with the Highly Compensated Employees with the largest remaining dollar amount of "deferral percentages" for the Plan Year, in the manner provided in paragraph (c) until the entire excess determined above has been allocated.

7.6	Treatment of Excess 401(k) Contributions

Except as otherwise provided in this Section, "excess contributions" allocated to a Highly Compensated Employee pursuant to Section 7.5, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the next succeeding Plan Year. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax of 10% may be imposed under Code Section 4979 on the Employer maintaining the Plan with respect to such amounts. Notwithstanding the foregoing, if the Plan is an eligible EACA and if provided in the Adoption Agreement, the 2 1/2 month period for distributing "excess contributions" before application of the 10% excise tax shall be extended until the end of the 6th month following the close of the Plan Year for which the excess occurred. The provisions of the preceding sentence shall not apply unless all Eligible Employees under the Plan are eligible to participate in the EACA, except Eligible Employees who are mandatorily disaggregated under Code Section 410(b).

In lieu of distribution, the following may apply:

(a)

If the Adoption Agreement provides for Catch-Up 401(k) Contributions, a Highly Compensated Employee's "excess contributions" shall be treated as Catch-Up 401(k) Contributions to the extent permissible.

(b)

If the Adoption Agreement provides for After-Tax Contributions to be made by Highly Compensated Employees, a Highly Compensated Employee's "excess contributions" may be re-characterized as After-Tax Contributions, but only to the extent such re-characterization does not result in a failure of the ACP test. Amounts re-characterized as After-Tax Contributions shall be included in a Highly Compensated Employee's "contribution percentage" for the year in which they were contributed to the Plan as 401(k) Contributions.

Except as otherwise provided below, "excess contributions" shall be allocated among a Highly Compensated Employee's Sub-Accounts in the order prescribed by the Administrator, which order shall be uniform with respect to all Highly Compensated Employees and non-discriminatory. If "excess contributions" are to be distributed from the 401(k) Contributions Sub-Account of a Highly Compensated Employee who has made both Pre-Tax and Roth 401(k) Contributions for the year, the type of 401(k) Contributions to be distributed shall be determined as provided in the Adoption Agreement.

If an amount of 401(k) Contributions is distributed to a Participant in accordance with this Section or the Adoption Agreement provides that Catch-Up 401(k) Contributions are not matched and 401(k) Contributions are re-characterized as Catch-Up 401(k) Contributions hereunder, Matching Contributions that are attributable solely to the distributed or re-characterized 401(k) Contributions, plus any income and minus any losses attributable thereto, shall be forfeited by the Participant no earlier than the date on which distribution of 401(k) Contributions pursuant to this Section occurs and no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

7.7	Limitation on Matching Contributions and After-Tax Contributions of Highly Compensated Employees — ACP Test

The provisions of this Section shall apply to all "eligible participants", unless the Adoption Agreement provides that the non-discrimination requirements applicable to Matching Contributions will be satisfied using the safe harbor rule for some or all years. If the Adoption Agreement provides that the safe harbor will be used to satisfy the nondiscrimination requirements applicable to some or all Matching Contributions, the provisions of this Section shall apply as follows:

(a)

If the Adoption Agreement provides for required Safe Harbor Nonelective Contributions or Safe Harbor Matching Contributions, the provisions of this Section shall apply only with respect to "eligible participants" during the Plan Year who are eligible to receive Matching Contributions under the Plan, but are not eligible to receive Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, as applicable.

(b)

If the Adoption Agreement provides for discretionary Safe Harbor Nonelective Contributions, the provisions of this Section shall apply with respect to all "eligible participants" for any Plan Year in which the Plan Sponsor does not timely amend the Plan to provide for Safe Harbor Nonelective Contributions.

(c)

Notwithstanding the provisions of paragraph (a) or (b) above, if the Adoption Agreement provides for current After-Tax Contributions, the provisions of this Section shall apply with respect to all "eligible participants", for purposes of applying the non-discrimination requirements applicable to After-Tax Contributions.

Except as specifically provided above with respect to Matching Contributions to which the safe harbor rule applies and notwithstanding any other provisions of the Plan to the contrary, the Matching Contributions and After-Tax Contributions made with respect to a Plan Year by or on behalf of "eligible participants" who are Highly Compensated Employees may not result in an average "contribution percentage" for such "eligible participants" that exceeds the greater of:

(d)	a percentage that is equal to 125% of the average "contribution percentage" for all other "eligible participants" for the "testing year"; or

(e)

a percentage that is not more than 200% of the average "contribution percentage" for all other "eligible participants" for the "testing year" and that is not more than 2 percentage points higher than the average "contribution percentage" for all other "eligible participants" for the "testing year", unless the "excess aggregate contributions", determined as provided in Section 7.8, are forfeited or distributed as provided in Section 7.9.

If the Plan provides that Employees are eligible to make After-Tax Contributions and/or receive Matching Contributions before they have satisfied the minimum age and service requirements under Code Section 410(a)(1)(A) and applies Code Section 410(b)(4)(B) in determining whether the portion of the Plan subject to Code Section 401(m) meets the requirements of Code Section 410(b)(1), the Administrator may apply the limitations described above either:

(f)

by comparing the average "contribution percentage" of all "eligible participants" who are Highly Compensated Employees for the Plan Year to the average "contribution percentage" for the "testing year" of all other "eligible participants" who have satisfied the minimum age and service requirements under Code Section 410(a)(1)(A); or

(g)

separately with respect to "eligible participants" who have not satisfied the minimum age and service requirements under Code Section 410(a)(1)(A) and "eligible participants" who have satisfied such minimum age and service requirements.

If the prior year testing method applies for the first Plan Year in which the Plan provides for After-Tax or Matching Contributions, for purposes of the above limitations, the average "contribution percentage" for "eligible participants" who are not Highly Compensated Employees shall be either (1) 3% or (2) the average "contribution percentage" for such Eligible Employees for such first Plan Year, as provided in the Adoption Agreement.

In determining the "contribution percentage" for any "eligible participant" who is a Highly Compensated Employee for the Plan Year, "matching contributions", "employee contributions", "qualified nonelective contributions", and "elective 401(k) contributions" (to the extent that "qualified nonelective contributions" and "elective 401(k) contributions" are taken into account in determining "contribution percentages") made to his accounts under any plan of an Employer or a Related Employer that is not mandatorily disaggregated pursuant to Treasury Regulations Section 1.410(b)-7(c), as modified by Section 1.401(m)-1(b)(4) (without regard to the prohibition on aggregating plans with inconsistent testing methods contained in Section 1.401(m)-1(b)(4)((iii)(B) and the prohibition on aggregating plans with different plan years contained in Section 1.410(b)-7(d)(5)), shall be treated as if all such contributions were made to the Plan; provided, however, that if such a plan has a plan year different from the Plan Year, any such contributions made to the Highly Compensated Employee's accounts under the other plan during the Plan Year shall be treated as if such contributions were made to the Plan.

If one or more plans of an Employer or a Related Employer are aggregated with the Plan for purposes of satisfying the requirements of Code Section 401(a)(4) or 410(b), the "contribution percentages" under the Plan shall be calculated as if the Plan and such one or more other plans were a single plan. Pursuant to Treasury Regulations Section 1.401(m)-1(b)(4)(v), an Employer may elect to calculate "contribution percentages" aggregating ESOP and non-ESOP plans. In addition, an Employer may elect to calculate "contribution percentages" aggregating bargained plans maintained for different bargaining units, provided that such aggregation is done on a reasonable basis and is reasonably consistent from year to year. Plans may be aggregated under this paragraph only if they have the same plan year and utilize the same testing method to satisfy the requirements of Code Section 401(m).

The Administrator shall maintain records sufficient to show that the limitation contained in this Section was not exceeded with respect to any Plan Year and the amount of the "elective contributions", "qualified nonelective contributions", and/or "qualified matching contributions" taken into account in determining "contribution percentages" for any Plan Year.

7.8	Determination and Allocation of "Excess Aggregate Contributions" Among Highly Compensated Employees

Notwithstanding any other provision of the Plan to the contrary, if the ACP test described in Section 7.7 is not satisfied in any Plan Year, the Administrator shall determine the dollar amount of the excess by reducing the dollar amount of the contributions included in determining the "contribution percentage" of Highly Compensated Employees in order of their "contribution percentages", as follows:

(a)

The highest "contribution percentage(s)" shall be reduced to the greater of (1) the maximum "contribution percentage" that satisfies the ACP test described in Section 7.7 or (2) the next highest "contribution percentage".

(b)

If the ACP described in Section 7.7 is still not satisfied after application of the provisions of paragraph (a), the Administrator shall continue reducing "contribution percentages" of Highly Compensated Employees, continuing with the next highest "contribution percentage", in the manner provided in paragraph (a) until the ACP test described in Section 7.7 is satisfied.

The determination of the amount of "excess aggregate contributions" shall be made after application of Sections 7.2, 7.3, and 7.6, if applicable.

After determining the dollar amount of the "excess aggregate contributions" that have been made to the Plan, the Administrator shall allocate such excess among Highly Compensated Employees in order of the dollar amount of their "contribution percentages" as follows:

(c)

The contributions included in the "contribution percentages" of the Highly Compensated Employee(s) with the largest dollar amount of "contribution percentage" shall be reduced by the dollar amount of the excess (with such dollar amount being allocated equally among all such Highly Compensated Employees), but not below the dollar amount of the "contribution percentage" of the Highly Compensated Employee(s) with the next highest dollar amount of "contribution percentage" for the Plan Year.

(d)

If the excess has not been fully allocated after application of the provisions of paragraph (c), the Administrator shall continue reducing the contributions included in the "contribution percentages" of Highly Compensated Employees, continuing with the Highly Compensated Employees with the largest remaining dollar amount of "contribution percentages" for the Plan Year, in the manner provided in paragraph (c) until the entire excess determined above has been allocated.

7.9	Forfeiture or Distribution of "Excess Aggregate Contributions"

"Excess aggregate contributions" allocated to a Highly Compensated Employee pursuant to the preceding Section, plus any income and minus any losses attributable thereto, shall be forfeited, to the extent forfeitable, or distributed to the Participant prior to the end of the next succeeding Plan Year as hereinafter provided. If such excess amounts are distributed more than 2 1/2 months after the last day of the Plan Year for which the excess occurred, an excise tax of 10% may be imposed under Code Section 4979 on the Employer maintaining the Plan with respect to such amounts. Notwithstanding the foregoing, if the Plan is an EACA and if provided in the Adoption Agreement, the 2 1/2 month period for distributing "excess aggregate contributions" before application of the 10% excise tax shall be extended until the end of the 6th month following the close of the Plan Year for which the excess occurred. The provisions of the preceding sentence shall not apply unless all Eligible Employees under the Plan are eligible to participate in the EACA, except Eligible Employees who are mandatorily disaggregated under Code Section 410(b).

Except as otherwise provided below, excess amounts shall be allocated among a Highly Compensated Employee's Sub-Accounts in the order prescribed by the Administrator, which order shall be uniform with respect to all Highly Compensated Employees and non-discriminatory, and such amounts shall be forfeited or distributed, as appropriate. Excess amounts attributable to After-Tax, 401(k), and Qualified Nonelective Contributions of a Participant shall in all cases be distributed. Excess amounts attributable to Matching Contributions shall be distributed only to the extent a Participant has a vested interest in his Matching Contributions Sub-Account and shall otherwise be forfeited. Any amounts forfeited with respect to a Participant pursuant to this Section shall be treated as a forfeiture under the Plan no later than the last day of the Plan Year following the Plan Year for which the Matching Contributions were made.

If excess amounts are to be distributed from the 401(k) Contributions Sub-Account of a Highly Compensated Employee who has made both Pre-Tax and Roth 401(k) Contributions for the year, the type of 401(k) Contributions to be distributed shall be determined as provided in the Adoption Agreement.

7.10	Treatment of Forfeited Matching Contributions

Any Matching Contributions that are forfeited pursuant to the provisions of the preceding Sections of this Article shall be treated as a forfeiture under the Plan and applied in accordance with the provisions of the Adoption Agreement.

7.11	Determination of Income or Loss

The income or loss attributable to "excess contributions", "excess aggregate contributions", or "excess deferrals" shall be determined using the method otherwise used for allocating income or loss to Participants' Accounts, unless the Adoption Agreement provides that the IRS alternative method is used. If the Adoption Agreement provides for use of the IRS alternative method, income or loss will be determined by multiplying the income or loss for the preceding Plan Year attributable to the Eligible Employee's Sub-Account to which the contributions were credited by a fraction, the numerator of which is the contributions made to such Sub-Account on the Eligible Employee's behalf for the preceding Plan Year and the denominator of which is (a) the balance of the Sub-Account on the first day of the preceding Plan Year, plus (b) the contributions made to such Sub-Account for the preceding Plan Year.

7.12	Deemed Satisfaction of the ADP Test

Notwithstanding any other provision of this Article to the contrary, if Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions are provided in the Adoption Agreement, the provisions of this Section shall apply with respect to Eligible Employees who are eligible to make 401(k) Contributions and to receive allocations of Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, as applicable; provided, however, that if discretionary Safe Harbor Nonelective Contributions are provided in the Adoption Agreement, the provisions of this Section shall apply for a Plan Year only if the Plan Sponsor timely amends the Plan to provide for Safe Harbor Nonelective Contributions.

For Plan Years in which the Employers satisfy the safe harbor notice requirements described in Section 7.14, the Plan shall be deemed to have satisfied the ADP test described in Section 7.4. Notwithstanding the foregoing, if the Adoption Agreement provides for Safe Harbor Matching Contributions, the Plan shall not be deemed to have satisfied the ADP test described in Section 7.4 for any Plan Year unless the ratio of the Matching Contributions made on behalf of each Highly Compensated Employee for the Plan Year to the Highly Compensated Employee's 401(k) Contributions and After-Tax Contributions, if After-Tax Contributions are matched pursuant to the Adoption Agreement, is not greater than the same ratio calculated with respect to each non-Highly Compensated Employee who has made 401(k) Contributions and After-Tax Contributions, if applicable, for the Plan Year at the same percentage of "test compensation" for the Plan Year as such Highly Compensated Employee. For purposes of determining such ratio, "matching contributions", "elective 401(k) contributions", and "employee contributions", if "employee contributions" are matched, made by or on behalf of a Highly Compensated Employee under another qualified defined contribution plan for any period during which the Highly Compensated Employee participated simultaneously under both the Plan and such other plan, shall be aggregated with the Matching Contributions and 401(k) and After-Tax Contributions of such Highly Compensated Employee.

In accordance with Treasury Regulations Section 1.401(k)-1(e)(7), it is impermissible for the Employer to use ADP testing for a Plan Year in which it is intended for the Plan, as provided through its written terms, to be a Code Section 401(k) safe harbor plan and the Employer fails to satisfy the requirements for the safe harbor for the Plan Year.

7.13	Deemed Satisfaction of the Limitations on Matching Contributions of Highly Compensated Employees

If the Adoption Agreement provides that the safe harbor will be used to satisfy the non-discrimination requirements applicable to some or all Matching Contributions, the provisions of this Section shall apply with respect to "eligible participants" who are eligible to receive allocations of Matching Contributions and to receive allocations of Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions, as applicable; provided, however, that if the Adoption Agreement provides for discretionary Safe Harbor Nonelective Contributions, the provisions of this Section shall apply only if the Plan Sponsor timely amends the Plan to provide for Safe Harbor Nonelective Contributions.

For Plan Years in which the Employers satisfy the safe harbor notice requirements described in Section 7.14, the Plan shall be deemed to have satisfied the ACP test described in Section 7.7 with respect to Matching Contributions. Notwithstanding the foregoing, the Plan shall not be deemed to have satisfied the ACP test described in Section 7.7 for any Plan Year unless the ratio of Matching Contributions made with respect to the contributions eligible for the match made by each Highly Compensated Employee for the Plan Year is not greater than the ratio of Matching Contributions made with respect to eligible contributions made by each non-Highly Compensated Employee who has made eligible contributions for the Plan Year at the same percentage of "test compensation" for the Plan Year as such Highly Compensated Employee. For purposes of determining such ratio, "matching contributions", "elective

401(k) contributions", and "employee contributions", if "employee contributions" are matched, made by or on behalf of a Highly Compensated Employee under another qualified defined contribution plan for any period during which the Highly Compensated Employee participated simultaneously under both the Plan and such other plan, shall be aggregated with the Matching Contributions and 401(k) and After-Tax Contributions of such Highly Compensated Employee.

Even if the Plan is deemed to have satisfied the ACP test described in Section 7.7 with respect to Matching Contributions, it will not be deemed to have satisfied the ACP test with respect to After-Tax Contributions.

For purposes of determining whether the Plan satisfies the ACP test described in Section 7.7, any Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions that are not required to comply with the safe harbor contribution requirements of Code Section 401(k)(12), Code Section 401(k)(13), 401(m)(11), or 401(m)(12) may be included in calculating "contribution percentages".

In accordance with Treasury Regulations Section 1.401(m)-1(c)(2), it is impermissible for the Employer to use ACP testing for a Plan Year in which it is intended for the Plan, as provided through its written terms, to be a Code Section 401(m) safe harbor plan and the Employer fails to satisfy the requirements for the safe harbor for the Plan Year.

7.14	Notice Requirements for Safe Harbor Matching Contributions and Safe Harbor Nonelective Contributions

For each Plan Year in which an Employer makes a Safe Harbor Matching Contribution or Safe Harbor Nonelective Contribution on behalf of its Eligible Employees, the Employer shall provide such Eligible Employees a notice describing (i) the formula used for determining Safe Harbor Matching Contributions or Safe Harbor Nonelective Contributions or that the Plan may be amended during the Plan Year to provide that his Employer will make a Safe Harbor Nonelective Contribution for the Plan Year equal to at least 3% of each Eligible Employee's Compensation; (ii) any other Employer Contributions available under the Plan and the requirements that must be satisfied to receive an allocation of such Employer Contributions; (iii) the type and amount of Compensation that may be contributed under the Plan or another plan maintained by the Employer as contributions eligible for a match under the Plan; (iv) how to make an election to contribute under the Plan and the periods in which such elections may be made or changed; and (v) the withdrawal and vesting provisions applicable to contributions under the Plan, including the vesting provisions applicable to QACA Safe Harbor Matching Contributions or QACA Safe Harbor Nonelective Contributions, if applicable. To the extent permitted under Treasury regulations or other guidance, in lieu of including such descriptions in the notice, the descriptions required by this paragraph may be provided by cross-references to the relevant section(s) of an up to date summary plan description or as otherwise permitted under such regulations or other guidance.

The notice shall be written in a manner calculated to be understood by the average Eligible Employee. The Employer shall provide such notice within one of the following periods, whichever is applicable:

(a)	for an Employee who is an Eligible Employee 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days before the beginning of the Plan Year, or

(b)

for an Employee who becomes an Eligible Employee after that date, within the period beginning 90 days before the date he becomes an Eligible Employee and ending on the date such Employee becomes an Eligible Employee.

Notwithstanding any other provision of the Plan to the contrary, an Eligible Employee shall have a reasonable period (not fewer than 30 days) following receipt of such notice in which to make or amend his election to have his Employer make 401(k) Contributions to the Plan on his behalf.

If an Employer that provides notice that the Plan may be amended to provide a Safe Harbor Nonelective Contribution for the Plan Year does amend the Plan to provide such contribution, the Employer shall provide a supplemental notice to all Eligible Employees stating that a Safe Harbor Nonelective Contribution in the specified amount shall be made for the Plan Year. Such supplemental notice shall be provided to Eligible Employees at least 30 days before the last day of the Plan Year.

7.15	Code Section 415 Limitations on Crediting of Contributions and Forfeitures

Notwithstanding any other provision of the Plan to the contrary, the "annual addition" with respect to a Participant for a "limitation year" shall in no event exceed the lesser of (i) the maximum dollar amount permitted under Code Section 415(c)(1)(A), adjusted as provided in Code Section 415(d) (e.g., $50,000 for the "limitation year" beginning in 2012) or (ii) 100% of the Participant's "415 compensation" for the "limitation year"; provided, however, that the limit in clause (i) shall be pro-rated for any short "limitation year". The limit in clause (ii) shall not apply to any contribution to an individual medical account, as defined in Code Section 415(1), or to a post-retirement medical benefits account maintained for a key employee which is treated as an "annual addition" under Code Section 419A(d)(2). A Participant's 401(k) Contributions may be re-characterized as Catch-Up 401(k) Contributions and excluded from the Participant's "annual additions" for the "limitation year" to satisfy the preceding limitation.

If the Employer or a Related Employer participates in a multiemployer plan, in determining whether the "annual additions" made on behalf of a Participant to the Plan, when aggregated with "annual additions" made on the Participant's behalf under the multiemployer plan satisfy the above limitation, only "annual additions" made by the Employer (or a Related Employer) to the multiemployer plan shall be aggregated with the "annual additions" under the Plan and "415 compensation" shall include only compensation paid to the Participant by the Employer (or a Related Employer).

If the "annual addition" to the Account of a Participant in any "limitation year" nevertheless exceeds the amount that may be applied for his benefit under the limitations described in clauses (i) and (ii) above, correction may be made in accordance with the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2013-12, or any superseding guidance.

7.16	Application of Code Section 415 Limitations Where Participant is Covered Under Other Qualified Defined Contribution Plan

If a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Employer concurrently with the Plan, and if the "annual addition" to be made under the Plan for the "limitation year" when combined with the "annual addition" to be made under such other qualified defined contribution plan(s) would otherwise exceed the amount that may be applied for the Participant's benefit under the limitation contained in the preceding Section, the following shall apply:

(a)

If the Adoption Agreement provides that other plans will be reduced first, the "annual addition" to be made to such other plan(s) shall be reduced, to the extent necessary so that the limitation in the preceding Section is satisfied.

(b)

If the Adoption Agreement provides for a pro rata reduction among all plans, the "annual additions" to be made under the Plan and such other plan(s) shall be reduced on a pro rata basis, to the extent necessary so that the limitation in the preceding Section is satisfied.

(c)

If the Adoption Agreement provides that the Plan will be reduced first, the "annual addition" to be made under the Plan shall be reduced, to the extent necessary so that the limitation in the preceding Section is satisfied.

(d)

If the Adoption Agreement provides that the last amounts to be allocated will be reduced first, the "annual additions" last scheduled for allocation under the Plan and such other plan(s) shall be reduced to the extent necessary so that the limitation in the preceding Section is satisfied. If "annual additions" are scheduled to be allocated as of the same date, any excess shall be allocated pro rata among the defined contribution plans.

(e)

If the Adoption Agreement provides another method of reduction, the "annual additions" to be allocated (rather than any excess already allocated) shall be reduced as provided in the Adoption Agreement.

If the "annual addition" to the Account of a Participant in any "limitation year", when combined with the "annual addition" made under any other qualified defined contribution plan maintained by an Employer or a Related Employer, nevertheless exceeds the amount that may be applied for the Participant's benefit under the limitation contained in the preceding Section, correction may be made in accordance with the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2013-12, or any superseding guidance.

7.17	Scope of Limitations

The Code Section 415 limitations contained in the preceding Sections shall be applicable only with respect to benefits provided pursuant to defined contribution plans and defined benefit plans described in Code Section 415(k). For purposes of applying the Code Section 415 limitations contained in the preceding Sections, the term "Related Employer" shall be adjusted as provided in Code Section 415(h).

ARTICLE VIII
TRUST FUNDS AND ACCOUNTS

8.1	General Fund

If the Adoption Agreement provides that Participants do not direct the investment of all or some contributions to the Plan and the Adoption Agreement does not specify a particular Investment Fund to which such contributions will be invested, a General Fund shall be maintained to hold and administer such contributions. A General Fund shall also be maintained to hold and administer Plan assets that are not allocated to an Investment Fund, unless otherwise provided under the Trust Agreement or any other separate agreement governing the holding and investment of Plan assets. If a General Fund is maintained, it shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the General Fund shall be an undivided interest.

8.2	Investment Funds

If the Adoption Agreement provides for Participant direction of investments, Investment Funds shall be made available for investment as follows:

(a)

If the Adoption Agreement provides that the Investment Fiduciary selects the available investment options, then except as otherwise provided in this paragraph (a), the Investment Fiduciary shall determine the number and type of Investment Funds and shall communicate the same and any changes therein in writing to the Administrator and the Trustee. The interest of each Participant or Beneficiary under the Plan in any Investment Fund shall be an undivided interest.

If the Plan Sponsor elected as settlor for the Plan to establish an Employer stock Investment Fund, in addition to the Investment Funds selected by the Investment Fiduciary, an Employer stock Investment Fund shall be established and maintained under the Trust. It is the intent of the Plan Sponsor, as "senior" of the Plan that the Employer stock Investment Fund be maintained in order to align the interest of Participants and the shareholders of the Employer, and any action that frustrates that purpose is contrary to such intent. Therefore, as provided in Section 8.4 below, the Employer stock Investment Fund shall be invested in shares of Employer stock; provided, however, that solely as necessary to provide funds for exchanges or redemptions or to pay Plan expenses, the Employer stock Investment Fund may also include a level of short-term liquid investments as may be established by the Trustee and the Investment Fiduciary from time to time.

If the Plan Sponsor elected as settlor for the Plan to establish a self-directed brokerage Investment Fund, in addition to the Investment Funds selected by the Investment Fiduciary, a self-directed brokerage Investment Fund shall be established and maintained under the Trust. Notwithstanding any other provision of this paragraph, in the action directing establishment of the self-directed brokerage Investment Fund, the Plan Sponsor may limit availability of the fund to Participants who have an Account balance in excess of a uniform, minimum dollar amount.

(b)

If the Adoption Agreement provides that Participants select the available investment options, each Participant shall determine the number and type of Investment Funds and select the investments for such Investment Funds and shall communicate the same and any changes therein in writing (or in any other form acceptable to the Administrator and the Trustee) to the Administrator and the Trustee. In no event may the assets of any Investment Fund be invested in any collectible as that term is defined in Code Section 408(m)(2).

Each Investment Fund shall be held and administered as a separate trust fund. 8.3 Loan Investment Fund

If a loan from the Plan to a Participant is approved in accordance with the provisions of Article XII, the Investment Fiduciary shall direct the establishment and maintenance of a loan Investment Fund in the Participant's name. The assets of the loan Investment Fund shall be held as a separate trust fund. A Participant's loan Investment Fund shall be invested in the note(s) reflecting the loan(s) made to the Participant in accordance with the provisions of Article XII. Notwithstanding any other provision of the Plan to the contrary, income received with respect to a Participant's loan Investment Fund shall be allocated and the loan Investment Fund shall be administered as provided in Article XII.

8.4	Employer Stock Investment Fund

If required by the Plan Sponsor as settlor of the Plan or directed by the Investment Fiduciary as permitted in the Adoption Agreement, the Trustee shall maintain an Employer stock Investment Fund. The Employer stock Investment Fund shall be held and administered as a separate common trust fund. The interest of each Participant or Beneficiary under the Plan in the Employer stock Investment Fund shall be an undivided interest. The Employer stock Investment Fund is intended to be invested primarily in equity securities issued by an Employer or a Related Employer that are "qualifying employer securities" as defined in ERISA Section 407(d)(5).

If the Adoption Agreement does not provide for Participant direction with respect to 401(k) Contributions, 401(k) Contributions may not be used to acquire Employer stock if immediately after such acquisition the aggregate fair market value of the Employer stock held with respect to the portion of the Plan attributable to 401(k) Contributions exceeds 10% of the fair market value of all assets held with respect to the portion of the Plan attributable to 401(k) Contributions.

8.5	Income on Trust

Any dividends, interest, distributions, or other income received by the Trustee with respect to any Trust Fund maintained hereunder shall be allocated by the Trustee to the Trust Fund for which the income was received, provided the Trust Fund may accept such income. If a Trust Fund is closed and may not accept such income, the income will be allocated among the Accounts of Participants who have invested in the closed Trust Fund and will be re-invested among the other Trust Funds as provided under rules prescribed by the Administrator with respect to the closed Trust Fund.

8.6	Accounts

As of the first date a contribution is made by or on behalf of an Eligible Employee there shall be established an Account in his name reflecting his interest in the Plan. Each Account shall be maintained and administered for each Participant and Beneficiary in accordance with the provisions of the Plan. The balance of each Account shall be the balance of the account after all credits and charges thereto, for and as of such date, have been made as provided herein.

Amounts a service provider agrees to credit to the Plan as an adjustment to its compensation for Plan services shall be credited to a suspense account held under the Plan. The Administrator may either (i) apply amounts held in such account to pay Plan expenses or (ii) allocate such amounts among the Accounts of Participants and Beneficiaries as income, as provided in the applicable service agreement.

8.7	Sub-Accounts

A Participant's Account shall be divided into such separate, individual Sub-Accounts as are necessary or appropriate to reflect the Participant's interest in the Trust.

ARTICLE IX
LIFE INSURANCE CONTRACTS

9.1	Life Insurance Contracts

If provided in the Adoption Agreement, upon written instructions from the Investment Fiduciary, the Trustee shall apply a portion of the interest of a Participant in the Trust toward the purchase, from a legal reserve life insurance company, of a life insurance contract or contracts, including a term life insurance contract or contracts, on the life of such Participant; provided, however, that if any portion of a Participant's interest is used during any year to purchase such a contract, each other Participant shall be given the option to have the same proportion of his interest applied toward the purchase of such a contract for him. All such contracts shall designate the Trustee as the sole owner with exclusive power to exercise all rights, privileges, options and elections granted or permitted thereunder; provided, however, that the exercise of such power by the Trustee shall be subject to the right of the Administrator to direct the Trustee with respect thereto or to require the Trustee to obtain its approval before exercising any such power. If Participants direct investments, subject to any restrictions pertaining to a particular Investment Fund, amounts needed to purchase a life insurance contract or contracts either (1) shall be charged against each Investment Fund in the ratio that the balance of the Participant's Account invested in the Investment Fund as of the most recent Valuation Date bears to the balance of the Participant's entire Account, determined without regard to amounts held in his Qualified Nonelective, Qualified Matching, Safe Harbor Matching, and Safe Harbor Nonelective Contributions Sub-Accounts or (2) shall be charged against the Participant's interest in the Investment Funds selected by the Participant, excluding any portion of his Qualified Nonelective, Qualified Matching, Safe Harbor Matching, and Safe Harbor Nonelective Contributions Sub-Accounts, as provided in the Adoption Agreement. If Participants do not direct investment, amounts needed to purchase a life insurance contract or contracts shall be charged against the Participant's Account, excluding any portion of his Qualified Nonelective, Qualified Matching, Safe Harbor Matching, and Safe Harbor Nonelective Contributions Sub-Accounts.

9.2	Payment of Premiums and Disposition of Dividends

The Trustee, upon written instructions from the Administrator, shall pay each premium on any such contract or contracts held for a Participant and shall charge such premium payment to the Account of such Participant. The Trustee shall be under no obligation to pay any premium, however, unless there are sufficient funds available from the interest of such Participant in the Trust to make such payment. If benefits are provided under the Plan through annuity or insurance contracts without a trust, each contract shall provide that all dividends and other credits payable thereunder, if any, shall be applied in reduction of premiums, except that any postmortem or termination dividend shall be added to and become a part of the proceeds payable to the beneficiary under the contract. If benefits are provided under the Plan through a trust, each contract shall provide that all dividends and other credits payable thereunder, if any, shall be shall be allocated to the Employer Contributions Sub-Account for the Participant on whose behalf the contract is purchased.

9.3	Overriding Conditions and Limitations

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Section shall govern:

(a)	In the event of any conflict between the provisions of the Plan and the terms of any insurance contract or contracts purchased pursuant to this Article, the provisions of the Plan shall control.

(b)

At no time shall the aggregate of the premiums paid for any ordinary life or term life insurance contract or contracts upon the life of any Participant hereunder equal or exceed the sum of his After-Tax Contributions under the Plan and

(1)

if only ordinary life insurance contracts upon the life of such Participant are held hereunder, 50% of the 401(k) Contributions made on his behalf and the Employer Contributions allocated to him under the Plan, excluding Qualified Nonelective, Qualified Matching, Safe Harbor Matching, and Safe Harbor Nonelective Contributions; or

(2)

if only term life insurance contracts upon the life of such Participant are held hereunder, 25% of the 401(k) Contributions made on his behalf and the Employer Contributions allocated to him under the Plan, excluding Qualified Nonelective, Qualified Matching, Safe Harbor Matching, and Safe Harbor Nonelective Contributions.

If both ordinary life and term life insurance contracts upon the life of any Participant are held hereunder, at no time shall the aggregate of one-half of the premiums paid for any ordinary life insurance contracts plus the premiums paid for any term life insurance contract equal or exceed the sum of his After-Tax Contributions under the Plan and 25% of the 401(k) Contributions made on his behalf and the Employer Contributions allocated to him under the Plan, excluding Qualified Nonelective, Qualified Matching, Safe Harbor Matching, and Safe Harbor Nonelective Contributions. In order to comply with these limitations, the Administrator shall direct the Trustee in writing to take such action with respect to any such contract or contracts held by it as the Administrator shall deem advisable, including, but not limited to, conversion to paid-up basis or surrender of such contract or contracts or any part or parts thereof.

(c)

At all times each such contract upon the life of any Participant shall be held by the Trustee separate and apart from the Trust. The value of such contract shall not be taken into account in valuing the assets of the Trust nor shall such value be considered in determining the amount of a Participant's interest in the Trust.

(d)

A Participant, with such advance written notice as may be required by the Administrator, may elect to have the purchase of insurance on his life discontinued. Any such notice shall specify the date on which such purchase is to be discontinued, but in no event shall any such notice be effective with respect to premiums which have been paid. Upon receipt of such notice, the Administrator shall direct the Trustee in writing to surrender any contract or contracts held on the Participant's life on the date specified in the notice. The cash surrender value, if any, of any such contracts shall be added to the Trust when received by the Trustee and shall be credited to the Participant's Account. The Participant's vested interest in the cash surrender value of any such contract shall be determined as provided in Section 9.5(a).

9.4	Death Benefits

Upon the death of any Participant on whose life any contract is held hereunder prior to his termination of employment with his Employer and all Related Employers, the proceeds of such contract shall be paid to the Trustee for deposit in the Participant's Account, to be paid to the Participant's Beneficiary in accordance with the distribution provisions of the Plan.

9.5	Other Distributions; Vesting

(a)

If a Participant's Settlement Date occurs before his Normal Retirement Date for any reason other than death or disability, the former Participant shall have a vested interest in the cash surrender value, if any, of each contract on his life then held hereunder, which shall be (i) a fraction thereof the numerator of which shall be the aggregate of the total premiums paid under the contract which were charged to his 401(k) Contributions Sub-Account and his After-Tax Contributions Sub-Account and the denominator of which shall be the aggregate premiums paid under the contract; plus (ii) a percentage of the remaining fraction thereof which shall be the same percentage which is applied to determine his vested interest in the balance of his Account, as provided in Article VI.

(b)

If a Participant's Settlement Date occurs under any other circumstances, or in the event of a termination of the Plan, the Participant shall have a fully vested interest in the cash surrender value, if any, of each contract held on his life hereunder.

(c)

Subject to the "automatic annuity" provisions under Article XVI, if applicable, a Participant whose Settlement Date has occurred shall receive distribution of his vested interest determined under this Section in the form of an insurance contract or contracts delivered to such Participant as soon as reasonably practicable, but in no event later than the 60th day after the close of the Plan Year in which his Settlement Date occurred; provided, however, that at the election of the Participant, and upon written instructions to the Trustee from the Administrator, such interest shall be transferred to the Trust in cash, and the amount thereof shall be credited to the Participant's Account to be distributed to or for the benefit of the former Participant and, in the event of his death, to or for the benefit of his Beneficiary. If the Plan provides for Participant direction, either (1) the cash surrender value of the policy will be credited to the Participant's Account and invested among the Investment Funds in accordance with his currently effective election or (2) the amount to be credited to the Participant's interest in each Investment Fund shall be in each case the cash surrender value of the policy times a fraction, the numerator of which in each case shall be the total premiums charged against the Participant's interest in each Investment Fund and the denominator of which shall be the aggregate premiums paid under the contract, as provided in the Adoption Agreement.

(d)

Any portion of the cash surrender value, if any, of any contract held on the life of a Participant hereunder which is not vested in him, shall be forfeited by the former Participant and deposited by the Trustee in the Trust, the amount thereof to be treated in the same manner as other forfeitures, as provided in Article XIV.

(e)

To implement the provisions of this Section, the Administrator shall direct the Trustee in writing to take such action with respect to any contract or contracts held hereunder as necessary, including, but not limited to, conversion to a paid-up basis or surrender of the contract or contracts or any part or parts thereof. In no event may any contract or contracts, or any portion of the value thereof, be retained in the Trust after a Participant's Settlement Date, or after any termination of the Plan, for the purpose of continuing life insurance protection for such Participant.

9.6	Suspension of Further Purchases of Life Insurance Contracts

If provided in the Adoption Agreement, no further life insurance policies shall be purchased hereunder on or after the date specified in the Adoption Agreement. Unless otherwise directed by the Investment Fiduciary, policies purchased prior to that date shall be maintained in accordance with this Article. Policies that are not maintained in accordance with this Article shall be treated as having been discontinued by the Participant and shall be disposed of as provided in Section 9.3(d).

ARTICLE X
DEPOSIT AND INVESTMENT OF CONTRIBUTIONS

10.1	Future Contribution Investment Elections

If the Adoption Agreement provides for Participant direction of investments, each Eligible Employee shall make an investment election in the manner and form prescribed by the Administrator directing the manner in which the Sub-Accounts over which he has investment authority, as determined under the Adoption Agreement, shall be invested. If the Adoption Agreement provides that the Investment Fiduciary shall direct the investment of any or all Sub-Accounts, the Investment Fiduciary shall direct the manner in which the Sub-Accounts specified therein shall be invested.

An Eligible Employee's investment election shall be in the form required by the Administrator (or its delegate) and shall specify the percentage of contributions made on his behalf to be allocated to one or more of the Investment Funds with the sum of such percentages equaling 100%. The investment election by a Participant shall remain in effect until his entire interest under the Plan is distributed or forfeited in accordance with the provisions of the Plan or until he records a change of investment election with the Administrator (or its delegate), in such form as the Administrator (or its delegate) shall prescribe. Unless a later date is prescribed in the Adoption Agreement, if recorded in accordance with any rules prescribed by the Administrator (or its delegate), a Participant's change of investment election shall be implemented effective as of the business day it is received by the Administrator (or its delegate) or the next following business day.

10.2	Deposit of Contributions

All contributions made on a Participant's behalf shall be deposited in the Trust and shall be invested as follows:

(a)

to the extent the Participant does not have investment authority over such contributions and the Adoption Agreement does not specify the Investment Fund in which such contributions shall be invested, the contributions shall be invested in the General Fund;

(b)

to the extent the Participant does not have investment authority over such contributions and the Adoption Agreement specifies the Investment Fund(s) in which such contributions shall be invested, the contributions shall be invested in the designated Investment Fund(s);

(c)

to the extent the Participant has investment authority over such contributions, the contributions shall be invested among the Investment Funds in accordance with the Participant's currently effective investment election; provided, however, that any contributions made to the Plan in qualifying employer securities shall be allocated to the Employer stock Investment Fund, pending directions to the Administrator regarding their future investment; or

(d)

to the extent the Participant has investment authority over such contributions, but no investment election is recorded with the Administrator at the time contributions are to be deposited to the Participant's Account, the contributions shall be invested as provided in the Adoption Agreement.

10.3	Election to Transfer Between Funds

A Participant may elect to transfer investments over which he has investment authority from any Investment Fund to any other Investment Fund; provided, however, that if all or some Employer Contributions are required to be invested in Employer stock under the Adoption Agreement, unless otherwise specified in the Adoption Agreement, Participants may not elect to transfer investment out of or into the Employer stock Investment Fund except as required under Section 10.5. The Participant's transfer election shall specify a percentage, of the amount eligible for transfer that is to be transferred, which percentage may not exceed 100%. If permitted under rules prescribed by the Administrator, a Participant may specify a dollar amount that is to be transferred. Any transfer election must be recorded with the Administrator, in such form as the Administrator shall prescribe. Subject to any restrictions pertaining to a particular Investment Fund, unless a later date is prescribed in the Adoption Agreement, if recorded in accordance with any rules prescribed by the Administrator (or its delegate), a Participant's transfer election shall be implemented effective as of the business day it is received by the Administrator (or its delegate) or the next following business day.

Notwithstanding any other provision of this Section to the contrary, the Administrator may prescribe such rules restricting Participants' transfer elections as it deems necessary or appropriate to preclude excessive or abusive trading or market timing.

10.4	404(c) Protection

If provided in the Adoption Agreement, the Plan is intended to constitute a plan described in ERISA Section 404(c) and regulations issued thereunder. The fiduciaries of the Plan may be relieved of liability for any losses that are the direct and necessary result of investment instructions given by a Participant, his Beneficiary, or an alternate payee under a qualified domestic relations order.

A Participant's directions to the Trustee regarding investment in and transfers to and from the Employer stock Investment Fund shall be communicated in confidence and shall not be divulged to the Employers or to any officer, director, or employee of the Employers. The Plan Sponsor shall establish procedures to provide and maintain such confidentiality and shall appoint a fiduciary with the responsibility of overseeing such procedures. An independent fiduciary shall be appointed to the extent required under Department of Labor Regulations Section 2550.404c1(d)(2)(ii)(E)(4)(ix) to maintain such confidentiality.

10.5	Diversification of Investments in Employer Stock

The provisions of this Section shall apply to any Plan that provides for investment in Employer stock if such Employer stock is publicly traded or treated as publicly traded under Code Section 401(a)(35). Employer stock that is not publicly-traded shall be treated as publicly-traded securities if the Employer or any member of its controlled group (determined as provided in Code Section 414(b), but substituting 50% for 80%) has issued publicly-traded securities, unless neither the Employer nor its parent company has issued either (i) publicly-traded securities or (ii) a special class of stock that grants particular rights to or bears particular risks for the holder or issuer with respect to any member of the controlled group.

Subject to the effective date provisions of this Section, notwithstanding any other provision of the Plan to the contrary, a Participant whose 401(k) and/or After-Tax and/or Rollover Contributions Sub-Accounts are invested, in whole or in part, in the Employer stock Investment Fund shall be permitted to divest such investments and re-invest such Sub-Account(s) in other Investment Funds provided under the Plan. This paragraph shall also apply to an alternate payee who has an Account under the Plan and the Beneficiary of a deceased Participant.

A Participant whose Employer Contributions Sub-Account is invested, in whole or in part, in the Employer stock Investment Fund shall be permitted to divest such investment and re-invest his Employer Contributions Sub-Account in other Investment Funds provided under the Plan beginning on the day immediately preceding the third anniversary of his date of hire. This paragraph shall also apply to an alternate payee who has an Account under the Plan with respect to a Participant who meets the requirements of this paragraph and the Beneficiary of a deceased Participant.

The Plan shall offer at least 3 Investment Fund options (other than Employer securities) as alternatives to the Employer stock Investment Fund. Each such alternative Investment Fund shall be diversified and shall have materially different risk and return characteristics.

The Administrator shall notify each eligible Participant of his diversification rights no later than 30 days prior to the date he is first eligible to divest his investment in the Employer stock Investment Fund.

Except as otherwise specifically provided below, the Plan shall not be treated as meeting the requirements of this Section if the Plan imposes any restrictions or conditions on investment in the Employer stock Investment Fund, either directly or indirectly, that do not also apply to investment in the other Investment Funds. A prohibited restriction or condition means:

(a)	conditioning a benefit on investment in the Employer stock Investment Fund; or

(b)

restricting a Participant's right to divest his investment in the Employer stock Investment Fund if such restriction does not also apply to the Participant's right to divest his investment in any other Investment Fund.

Examples of prohibited restrictions and conditions include, but are not limited to, provisions that:

(c)

permit a Participant to divest investments in the Employer stock Investment Fund on a less frequent basis than the Participant may divest his investments in any other Investment Fund (e.g., quarterly divestment from the Employer stock Investment Fund, but daily divestment from other Investment Funds);

(d)

treat a Participant who divests his investment in the Employer stock Investment Fund less favorably than a Participant who retains such investment (e.g., the Plan provides a higher match rate for Participants who invest in the Employer stock Investment Fund); and

(e)	preclude a Participant who divests his investment in the Employer stock Investment Fund from re-investing in the Employer stock Investment Fund for a specified period of time.

Notwithstanding the foregoing, the following restrictions or conditions may be imposed under the Plan:

(f)

The Plan may limit the extent to which a Participant's Account may be invested in the Employer stock Investment Fund, provided such limit applies without regard to a Participant's prior exercise of rights to divest investment in the Employer stock Investment Fund;

(g)

The Plan may impose reasonable restrictions on the timing and number of investment elections a Participant may make with respect to the Employer stock Investment Fund, provided the restrictions are designed to limit short-term trading in Employer stock;

(h)

The Plan will not be considered to condition a benefit on investment in the Employer stock Investment Fund if it imposes fees on other Investment Funds that are not imposed on the Employer stock Investment Fund;

(i)

The Plan will not be considered to have impermissibly restricted diversification of investments in the Employer stock Investment Fund if it imposes a reasonable fee for the divestment of Employer stock;

(j)

The Plan may allow transfers into or out of a stable value or similar Investment Fund more frequently than it allows transfers into or out of the Employer stock Investment Fund. A stable value of similar Investment

Fund means an Investment Fund designed to preserve principal and provide a reasonable rate of return, while providing liquidity;

(k)

The Plan may allow transfers out of a qualified default investment option, within the meaning of Department of Labor Regulations Section 2550.404c-5(e), more frequently than it allows transfers out of the Employer stock Investment Fund; and

(1)

The Plan may treat the Employer stock Investment Fund as a closed Investment Fund in which no future contributions are invested and to which no other amounts may be transferred. (The Plan may provide for dividends paid on Employer stock held under the Plan to be re-invested in the Employer stock Investment Fund without violating this requirement.).

ARTICLE XI
CREDITING AND VALUING ACCOUNTS

11.1	Crediting Accounts

All contributions made under the provisions of the Plan shall be credited to Accounts in the Trust Funds by the Trustee, in accordance with procedures established in writing by the Administrator, either when received or on the succeeding Valuation Date after valuation of the Trust Fund has been completed for such Valuation Date, as shall be determined by the Administrator.

11.2	Valuing Accounts

Accounts in the Trust Funds shall be valued by the Trustee on the Valuation Date, in accordance with procedures established in writing by the Administrator, either in the manner adopted by the Trustee and approved by the Administrator or in the manner set forth in Section 11.3 as Plan valuation procedures.

11.3	Plan Valuation Procedures

With respect to the Trust Funds, the Administrator may determine that the following valuation procedures shall be applied. As of each Valuation Date hereunder, the portion of any Accounts in a Trust Fund shall be adjusted to reflect any increase or decrease in the value of the Trust Fund for the period of time occurring since the immediately preceding Valuation Date for the Trust Fund (the "valuation period") in the following manner:

(a)	First, the value of the Trust Fund shall be determined by valuing all of the assets of the Trust Fund at fair market value.

(b)

Next, the net increase or decrease in the value of the Trust Fund attributable to net income and all profits and losses, realized and unrealized, during the valuation period shall be determined on the basis of the valuation under paragraph (a) taking into account appropriate adjustments for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund during the valuation period.

(c)

Finally, the net increase or decrease in the value of the Trust Fund shall be allocated among Accounts in the Trust Fund in the ratio of the balance of the portion of such Account in the Trust Fund as of the preceding Valuation Date less any distributions, withdrawals, loans, and transfers from such Account balance in the Trust Fund since the Valuation Date to the aggregate balances of the portions of all Accounts in the Trust Fund similarly adjusted, and each Account in the Trust Fund shall be credited or charged with the amount of its allocated share. Notwithstanding the foregoing, the Administrator may adopt such accounting procedures as it considers appropriate and equitable to establish a proportionate crediting of net increase or decrease in the value of the Trust Fund for contributions, loan payments, and transfers to and distributions, withdrawals, loans, and transfers from such Trust Fund made by or on behalf of a Participant during the valuation period.

11.4	Unit Accounting Permitted

The Administrator may, for administrative purposes, establish unit values for one or more Investment Fund (or any portion thereof) and maintain the accounts setting forth each Participant's interest in such Investment Fund (or any portion thereof) in terms of such units, all in accordance with such rules and procedures as the Administrator shall deem to be fair, equitable, and administratively practicable. In the event that unit accounting is thus established for an Investment Fund (or any portion thereof), the value of a Participant's interest in that Investment Fund (or any portion thereof) at any time shall be an amount equal to the then value of a unit in such Investment Fund (or any portion thereof) multiplied by the number of units then credited to the Participant.

11.5	Finality of Determinations

The Trustee shall have exclusive responsibility for determining the value of each Account maintained hereunder. The Trustee's determinations thereof shall be conclusive upon all interested parties.

11.6	Notification

Within a reasonable period of time after the end of each Plan Year, the Administrator shall notify each Participant and Beneficiary of the value of his Account and Sub-Accounts as of a Valuation Date during the Plan Year.

ARTICLE MI
LOANS

12.1	Application for Loan

If the Adoption Agreement provides for Plan loans, a Participant may make application to the Administrator for a loan from his Account. Loans shall not be made from the portion(s) of a Participant's Account specified in the Adoption Agreement as unavailable for loans. In addition, loans shall not be made from a Participant's Qualified Voluntary Employee Contributions Sub-Account.

Loans shall be made to Participants in accordance with written guidelines which are hereby incorporated into and made a part of the Plan. To the extent such guidelines are more restrictive than the provisions of the Plan and are not inconsistent with the provisions of Code Section 72(p) and regulations issued thereunder, the guidelines shall be controlling.

Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other Employees.

12.2	Collateral for Loan

As collateral for any loan granted hereunder, the Participant shall grant to the Plan a security interest in his vested interest under the Plan; provided, however, that in no event may the security interest exceed 50% of the Participant's vested interest under the Plan determined as of the date as of which the loan is originated in accordance with Plan provisions. The portion(s) of a Participant's Account designated in the Adoption Agreement shall be excluded in determining the maximum amount of the Plan's security interest.

If provided in the Adoption Agreement, in the case of a Participant who is an active employee, the Participant also shall enter into an agreement to repay the loan by payroll withholding.

A loan shall not be granted unless the Participant consents to the charging of his Account for unpaid principal and interest amounts in the event the loan is declared to be in default. If a Participant's Account is subject to the "automatic annuity" provisions under Article XVI or the Adoption Agreement otherwise requires Spouse consent to a loan, a Participant's Spouse must consent in writing to any loan hereunder. Any Spouse consent given pursuant to this Section must be made within the 180-day period ending on the date the Plan acquires a security interest in the 05/05/14     67

Participant's Account, must acknowledge the effect of the loan, and must be witnessed by a Plan representative or a notary public. Such Spouse consent shall be binding with respect to the consenting Spouse and any subsequent Spouse with respect to the loan. A new Spouse consent shall be required if the Participant's Account is used for security in any renegotiation, extension, renewal, or other revision of the loan. If the Adoption Agreement provides that a Participant's Domestic Partner is treated as a Spouse for certain Plan provisions, a Participant's Domestic Partner shall be treated as the Participant's Spouse for purposes of this paragraph.

12.3	Reduction of Account Upon Distribution

Notwithstanding any other provision of the Plan, the amount of a Participant's Account that is distributable to the Participant or his Beneficiary under Article XIII or XV shall be reduced by the portion of his vested interest that is held by the Plan as security for any loan outstanding to the Participant, provided that the reduction is used to repay the loan. If distribution is made because of the Participant's death prior to the commencement of distribution of his Account and the Participant's vested interest in his Account is payable to more than one individual as Beneficiary, then the balance of the Participant's vested interest in his Account shall be adjusted by reducing the vested account balance by the amount of the security used to repay the loan, as provided in the preceding sentence, prior to determining the amount of the benefit payable to each such individual.

12.4	Requirements to Prevent a Taxable Distribution

Notwithstanding any other provision of the Plan to the contrary, the following terms and conditions shall apply to any loan made to a Participant under this Article:

(a)

Subject to the requirements of the Servicemembers Civil Relief Act, the interest rate on any loan to a Participant shall be a reasonable interest rate commensurate with current interest rates charged for loans made under similar circumstances by persons in the business of lending money.

(b)

The amount of any loan to a Participant (when added to the outstanding balance of all other loans to the Participant from the Plan or any other plan maintained by an Employer or a Related Employer) shall not exceed the lesser of:

(1)

$50,000, reduced by the excess, if any, of the highest outstanding balance of any other loan to the Participant from the Plan or any other plan maintained by an Employer or a Related Employer during the preceding 12-month period over the outstanding balance of such loans on the date a loan is made hereunder; or

(2)

50% of the vested portions of the Participant's Account and his vested interest under all other plans maintained by an Employer or a Related Employer; provided, however, that if provided in the Adoption Agreement, the portion(s) of a Participant's Account designated in the Adoption Agreement shall be excluded in determining this limit.

Notwithstanding the foregoing, if provided in the written guidelines governing Plan loans, the Administer may permit a loan in excess of the limit in (2) above, provided that (i) the loan amount does not exceed the lesser of $10,000 or 100% of the vested portions of the Participant's Account, excluding the portion(s) of the Participant's Account designated in the Adoption Agreement, if any, and (ii) the Participant also grants to the Plan a security interest in additional collateral consisting of real, personal, or other property satisfactory to the Administrator sufficient to provide adequate security for the loan.

(c)

The term of any loan to a Participant shall be no greater than 5 years, except in the case of a loan used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence (as defined in Code Section 121) of the Participant.

(d)

Substantially level amortization shall be required over the term of the loan with payments made not less frequently than quarterly. If a loan is made from a Participant's Roth 401(k) Contributions Sub-Account and from his other Sub-Accounts under the Plan, the level amortization requirement shall be met with respect to both his Roth 401(k) Contributions Sub-Account and his other Sub-Accounts. Notwithstanding the foregoing, if so provided in the written guidelines applicable to Plan loans, the amortization schedule may be waived and payments suspended while a Participant is on a leave of absence from employment with an Employer or any Related Employer (for periods in which the Participant does not perform military service as described in paragraph (e) below), provided that all of the following requirements are met:

(1)	Such leave is either without pay or at a reduced rate of pay that, after withholding for employment and income taxes, is less than the amount required to be paid under the amortization schedule;

(2)	Payments resume after the earlier of (a) the date such leave of absence ends or (b) the 1-year anniversary of the date such leave began;

(3)	The period during which payments are suspended does not exceed one year;

(4)	Payments resume in an amount not less than the amount required under the original amortization schedule; and

(5)	The waiver of the amortization schedule does not extend the period of the loan beyond the maximum period permitted under this Article.

(e)

If a Participant is absent from employment with any Employer or any Related Employer for a period during which he performs services in the uniformed services (as defined in chapter 45 of title 38 of the United States Code), whether or not such services constitute qualified military service, the suspension of payments shall not be taken into account for purposes of applying either paragraph (c) or paragraph (d) of this Section provided that all of the following requirements are met:

(1)	Payments resume upon completion of such military service;

(2)	Payments resume in an amount not less than the amount required under the original amortization schedule and continue in such amount until the loan is repaid in full;

(3)	Upon resumption, payments are made no less frequently than required under the original amortization schedule and continue under such schedule until the loan is repaid in full; and

(4)

The loan is repaid in full, including interest accrued during the period of such military service, no later than the maximum period otherwise permitted under this Article extended by the period of such military service.

(f)	The loan shall be evidenced by a legally enforceable agreement that demonstrates compliance with the provisions of this Section.

12.5	Administration of Loan Investment Fund

Upon approval of a loan to a Participant, the Administrator shall direct the Trustee to transfer an amount equal to the loan amount from the Investment Funds in which it is invested, as directed by the Administrator, to the loan Investment Fund established in the Participant's name. Any loan approved by the Administrator shall be made to the Participant out of the Participant's loan Investment Fund. All principal and interest paid by the Participant on a loan made under this Article shall be deposited to his Account and, if the Adoption Agreement provides that Participants direct the investment of contributions made to their Accounts under the Plan, shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election. The balance of the Participant's loan Investment Fund shall be decreased by the amount of principal payments and the loan Investment Fund shall be terminated when the loan has been repaid in full.

12.6	Default

If either (1) a Participant fails to make or cause to be made, any payment required under the terms of the loan within the period prescribed in the Adoption Agreement, unless payment is not made because the Participant is on a leave of absence and the amortization schedule is waived as provided in Section 12.4(d) or (e), or (2) there is an outstanding principal balance existing on a loan after the last scheduled repayment date (extended as provided in Section 12.4(e), if applicable), the Administrator shall direct the Trustee to declare the loan to be in default, and the entire unpaid balance of such loan, together with accrued interest, shall be immediately due and payable. In any such event, if such balance and interest thereon is not then paid, the Trustee shall charge the Account of the borrower with the amount of such balance and interest no later than the date distribution of the Account is made to the Participant or his Beneficiary following the Participant's termination of employment.

12.7	Deemed Distribution Under Code Section 72(p)

If a Participant's loan is in default as provided in Section 12.6, the Participant shall be deemed to have received a taxable distribution in the amount of the outstanding loan balance as required under Code Section 72(p), whether or not distribution may actually be made from the Plan without adversely affecting the tax qualification of the Plan; provided, however, that the taxable portion of such deemed distribution shall be reduced in accordance with the provisions of Code Section 72(e) to the extent the deemed distribution is attributable to the Participant's After-Tax Contributions.

If a Participant is deemed to have received distribution of an outstanding loan balance hereunder, no further loans may be made to such Participant from his Account unless there is a legally enforceable arrangement among the Participant, the Plan, and the Participant's employer that repayment of such loan shall be made by payroll withholding.

12.8	Treatment of Outstanding Balance of Loan Deemed Distributed Under Code Section 72(p)

With respect to any loan made on or after January 1, 2002, the balance of such loan that is deemed to have been distributed to a Participant under Section 12.7 shall cease to be an outstanding loan for purposes of Code Section 72(p) and a Participant shall not be treated as having received a taxable distribution when his Account is offset by such outstanding loan balance as provided in Section 12.6. Any interest that accrues on a loan after it is deemed to have been distributed shall not be treated as an additional loan to the Participant and shall not be included in the Participant's taxable income as a deemed distribution. Notwithstanding the foregoing, however, unless a Participant repays such loan, with interest, the amount of such loan, with interest thereon calculated as provided in the original loan note, shall continue to be considered an outstanding loan for purposes of determining the maximum permissible amount of any subsequent loan under Section 12.4(b).

If a Participant elects to make payments on a loan after it is deemed to have been distributed hereunder, such payments shall be treated as After-Tax Contributions to the Plan for purposes of determining the taxable portion of the Participant's Account, but shall not be treated as After-Tax Contributions for purposes of applying the limitations on contributions applicable under Code Sections 401(m) and 415. For purposes of in-service withdrawals loan repayments shall be treated as provided in the Adoption Agreement.

The provisions of this Section shall apply with respect to any loan made prior to January 1, 2002, except to the extent provided under the transition rules in Q&A 22(c)(2) of Treasury Regulations Section 1.72(p)-1.

12.9	Prior Loans

Notwithstanding any other provision of this Article to the contrary, any loan made under the provisions of the Plan as in effect prior to this amendment and restatement or rolled over to the Plan from another plan or made under the provisions of a prior plan before the date such plan was merged into the Plan or the date assets and liabilities from such other plan were spun off to the Plan, as applicable, shall remain outstanding until repaid in accordance with its terms or the otherwise applicable Plan provisions.

 ARTICLE XIII
WITHDRAWALS WHILE EMPLOYED

13.1	Non-Hardship Withdrawals

If provided in the Adoption Agreement, a Participant who is employed by an Employer or a Related Employer and has satisfied any requirements applicable to non-hardship withdrawals provided in the Adoption Agreement may, subject to the limitations and conditions prescribed in this Article and the Adoption Agreement, elect to make a cash withdrawal from his vested interest in those Sub-Accounts specified in the Adoption Agreement. Notwithstanding the foregoing, if the Participant's Account is subject to the "automatic annuity" provisions of Article XVI, the withdrawal shall be made through the purchase of a Qualified Joint and Survivor Annuity, a Qualified Optional Survivor Annuity, or a Single Life Annuity, as provided in Article XVI, unless the Participant and his Spouse consent to distribution in a single sum.

13.2	Withdrawal of Contributions Subject to Distribution Restrictions under Code Section 401(k) Upon Deemed Severance from Employment Due to Qualified Military Service

Notwithstanding any other provision of the Plan to the contrary, if provided in the Adoption Agreement, a Participant who is absent from employment because of service with the uniformed services (as described in United Stated Code, Title 38, Chapter 43) for more than 30 days shall be treated as if he had incurred a severance from employment for purposes of receiving a distribution under Code Section 401(k)(2)(B)(1)(I). A Participant who is deemed to have incurred a severance from employment hereunder may elect, subject to the limitations and conditions prescribed in the Adoption Agreement, to receive a cash withdrawal or, if the Participant's Account is subject to the "automatic annuity" provisions of Article XVI, a withdrawal through the purchase of a Qualified Joint and Survivor Annuity, a Qualified Optional Survivor Annuity, or a Single Life Annuity, as provided in Article XVI, from his vested interest in those Sub-Accounts specified in the Adoption Agreement.

If a Participant receives distribution in accordance with the provisions of this Section and would not otherwise be entitled to receive distribution under the terms of the Plan other than this Section, his 401(k) Contributions and After-Tax Contributions under the Plan and the Participant's "elective contributions" and "employee contributions", as defined in Section 7.1, under all other qualified and non-qualified deferred compensation plans maintained by an Employer or any Related Employer shall be suspended for at least 6 months after his receipt of the withdrawal. However, if the Adoption Agreement provides for "qualified reservist withdrawals" and the distribution meets the requirements of Section 13.3 below, the suspension shall not apply.

Any distribution made hereunder shall be subject to the 10% excise tax imposed on early distributions under Code Section 72(t), unless such distribution is also a "qualified reservist distribution", as described in Section 13.3 below.

13.3	Qualified Reservist Withdrawals of 401(k) Contributions

Notwithstanding any other provision of the Plan to the contrary, if provided in the Adoption Agreement, a Participant who is a member of a reserve component (as defined in Section 101 of Title 37 of the United States Code) who is ordered or called to active duty for a period in excess of 179 days, or for an indefinite period, may elect to receive a cash withdrawal or, if the Participant's Account is subject to the "automatic annuity" provisions of Article XVI, a withdrawal through the purchase of a Qualified Joint and Survivor Annuity, Qualified Optional Survivor Annuity, or a Single Life Annuity, as provided in Article XVI, of all or any portion of his Pre-Tax and/or Roth 401(k) Contributions Sub-Account, as designated in the Adoption Agreement. Any distribution made to a Participant pursuant to this Section is subject to the limitations and conditions prescribed in the Adoption Agreement and must be made during the period beginning on the date of his order or call to active duty and ending on the close of his active duty period.

Any distribution made hereunder to a Participant who is ordered or called to active duty after September 11, 2001 shall not be subject to the 10% excise tax imposed under Code Section 72(t).

13.4	Special In-Service Withdrawals of Other Contributions While Performing Military Service

If provided in the Adoption Agreement, a Participant who is employed by an Employer or a Related Employer and who is absent from employment because of service with the uniformed services (as described in United Stated Code, Title 38, Chapter 43) may elect, subject to the limitations and conditions prescribed in the Adoption Agreement, to make a cash withdrawal or, if the Participant's Account is subject to the "automatic annuity" provisions of Article XVI, a withdrawal through the purchase of a Qualified Joint and Survivor Annuity, Qualified Optional Survivor Annuity, or a Single Life Annuity, as provided in Article XVI, from his vested interest in the Sub-Accounts specified in the Adoption Agreement. If provided in the Adoption Agreement, a Participant must be absent from employment because of service with the uniformed service for the specified number of days to be eligible for a withdrawal hereunder.

13.5	Overall Limitations on Non-Hardship Withdrawals

Non-hardship withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

(a)	A Participant must apply for a non-hardship withdrawal such number of days prior to the date as of which it is to be effective as the Administrator may prescribe.

(b)	Non-hardship withdrawals may be made effective as of the date provided in the Adoption Agreement.

(c)	Non-hardship withdrawals are subject to any restrictions or limitations provided in the Adoption Agreement.

(d)

If a Participant's Account is subject to the "automatic annuity" provisions of Article XVI, the Participant's Spouse must consent to any non-hardship withdrawal hereunder, unless distribution is made in the form of a Qualified Joint and Survivor Annuity.

(e)

If the Adoption Agreement requires Spouse consent to a withdrawal, the Participant's Spouse must consent to any non-hardship withdrawal hereunder. If the Adoption Agreement provides that a Participant's Domestic Partner is treated as a Spouse for certain Plan provisions, a Participant's Domestic Partner shall be treated as the Participant's Spouse for purposes of this paragraph.

13.6	Hardship Withdrawals

If provided in the Adoption Agreement, a Participant who is employed by an Employer or a Related Employer and who is determined by the Administrator to have incurred a hardship in accordance with the provisions of this Article may elect, subject to the limitations and conditions prescribed in this Article and the Adoption Agreement, to make a cash withdrawal from his vested interest in any of the Sub-Accounts specified in the Adoption Agreement; provided, however, that a Participant may not withdraw any income credited to his Pre-Tax 401(k) Contributions Sub-Account after the later of (a) the last day of the Plan Year ending before July 1, 1989 or (b) December 31, 1988 or any income credited to his Roth 401(k) Contributions Sub-Account. If prior to the effective date of final 401(k) regulations, the Plan permitted hardship withdrawals from a Participant's Qualified Nonelective Contributions Sub-Account or Qualified Matching Contributions Sub-Account, the Participant may make a hardship withdrawal of amounts credited to such Sub-Account(s) as of the later of (i) December 31, 1988 or (ii) the last day of the Plan Year that ends prior to July 1, 1989. Notwithstanding the foregoing, if the Participant's Account is subject to the "automatic annuity" provisions of Article XVI, the withdrawal shall be made through the purchase of a Qualified Joint and Survivor Annuity, a Qualified Optional Survivor Annuity, or a Single Life Annuity as provided in Article XVI, unless the Participant and his Spouse consent to distribution in a single sum.

Notwithstanding any other provision of the Plan, a Participant may not make a hardship withdrawal from his Safe Harbor Matching Contributions Sub-Account, his Prior Safe Harbor Matching Contributions Sub-Account, his Safe Harbor Nonelective Contributions Sub-Account, or his Prior Safe Harbor Nonelective Contributions Sub-Account.

13.7	Hardship Determination

The Administrator shall grant a hardship withdrawal only if it determines that the withdrawal is necessary to meet an immediate and heavy financial need of the Participant for which a hardship withdrawal is available under the Adoption Agreement. If the Adoption Agreement provides that hardship withdrawals are based on the safe harbors specified in 401(k) regulations, an immediate and heavy fmancial need of the Participant includes a financial need on account of:

(a)

expenses previously incurred by or necessary to obtain for the Participant, the Participant's Spouse, or any dependent of the Participant (as defined in Code Section 152 , without regard to subsections (b)(1), (b)(2) and (d)(1)(B) thereof) medical care deductible under Code Section 213(d), determined without regard to whether the expenses exceed any applicable income limit;

(b)	costs directly related to the purchase (excluding mortgage payments) of a principal residence for the Participant;

(c)

payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the Participant, or the Participant's Spouse, child or other dependent (as defined in Code Section 152 , without regard to subsections (b)(1), (b)(2) and (d)(1)(B) thereof);

(d)	payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage on the Participant's principal residence;

(e)	payment of funeral or burial expenses for the Participant's deceased parent, Spouse, child or dependent (as defined in Code Section 152, without regard to subsection (d)(1)(B) thereof);

(f)

expenses for the repair of damage to the Participant's principal residence that would qualify for a casualty loss deduction under Code Section 165 (determined without regard to whether the loss exceeds any applicable income limit); or

(g)

if provided in the Adoption Agreement, an immediate and heavy financial need of the Participant's primary Beneficiary under the Plan. A Participant's primary Beneficiary is any individual named as the Participant's Beneficiary under the Plan who has an unconditional right to all or a portion of the Participant's Account upon the death of the Participant. An immediate and heavy financial need of a Participant's primary Beneficiary means a financial need on account of:

(1)

expenses previously incurred by or necessary to obtain for the primary Beneficiary medical care deductible under Code Section 213(d), determined without regard to whether the expenses exceed any applicable income limit;

(2)	payment of tuition, related educational fees, and room and board expenses for the next 12 months of post-secondary education for the primary Beneficiary; or

(3)	payment of funeral or burial expenses for the primary Beneficiary

If the Adoption Agreement provides for hardship withdrawals to be made under other non-discriminatory facts and circumstances, an immediate and heavy financial need includes any financial need described in the Adoption Agreement. If provided in the Adoption Agreement, a Participant's withdrawal of 401(k) Contributions may be limited to the safe harbors.

Certification by a Participant regarding the existence of an immediate and heavy financial need shall be conclusive evidence of the existence of the need.

13.8	Satisfaction of Necessity Requirement for Hardship Withdrawals

A withdrawal shall be deemed to be necessary to satisfy a Participant's immediate and heavy financial need only if the Participant satisfies either the IRS suspension safe harbor or the Employee certification requirements described below, whichever is provided in the Adoption Agreement.

If the Adoption Agreement provides for the IRS suspension safe harbor, all of the following requirements must be met:

(a)

The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant, including amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the withdrawal.

(b)

The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all qualified and non-qualified deferred compensation plans maintained by an Employer or any Related Employer, including a cash or deferred arrangement that is part of a cafeteria plan under Code Section 125, but excluding mandatory employee contributions under a defined benefit plan or a health or welfare plan, to the extent obtaining such distribution or loan would not increase the hardship.

(c)

The Participant's 401(k) Contributions and After-Tax Contributions and the Participant's "elective contributions" and "employee contributions", as defined in Article VII, under all other qualified and non-qualified deferred compensation plans maintained by an Employer or any Related Employer, including a cash or deferred arrangement that is part of a cafeteria plan under Code Section 125 and any stock option, stock purchase, or similar plan, but excluding mandatory employee contributions under a defined benefit plan or a health or welfare plan, shall be suspended for 6 months after his receipt of the withdrawal. If provided in the Adoption Agreement, the provisions of this paragraph (c) shall apply only with respect to hardship withdrawals from a Participant's 401(k) Contributions Sub-Account.

A Participant shall not fail to be treated as an Eligible Employee for purposes of applying the limitations contained in Article VII of the Plan merely because his 401(k) Contributions are suspended in accordance with paragraph (c) above.

If the Adoption Agreement provides for Employee certification, the Participant must certify that his financial need cannot be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by reasonable liquidation of the Participant's assets, (iii) by suspending 401(k) Contributions and After-Tax Contributions to the Plan, (iv) by other distributions under or nontaxable loans from any qualified and non-qualified deferred compensation plans maintained by an Employer or any Related Employer, including a cash or deferred arrangement that is part of a cafeteria plan under Code Section 125, but excluding mandatory employee contributions under a defined benefit plan or a health or welfare plan, or (v) by borrowing from commercial sources. The Administrator may rely on the Participant's certification.

13.9	Conditions and Limitations on Hardship Withdrawals

Hardship withdrawals made pursuant to this Article shall be subject to the following conditions and limitations:

(a)	A Participant must apply for a hardship withdrawal such number of days prior to the date as of which it is to be effective as the Administrator may prescribe.

(b)	Hardship withdrawals may be made effective as of the date provided in the Adoption Agreement.

(c)	Hardship withdrawals are subject to any restrictions or limitations provided in the Adoption Agreement.

(d)

If a Participant's Account is subject to the "automatic annuity" provisions of Article XVI, the Participant's Spouse must consent to any hardship withdrawal hereunder, unless distribution is made in the form of a Qualified Joint and Survivor Annuity.

(e)

If the Adoption Agreement requires Spouse consent to a withdrawal, the Participant's Spouse must consent to any hardship withdrawal hereunder. If the Adoption Agreement provides that a Participant's Domestic Partner is treated as a Spouse for certain Plan provisions, a Participant's Domestic Partner shall be treated as the Participant's Spouse for purposes of this paragraph.

13.10	Order of Withdrawal from a Participant's Sub-Accounts

Distribution of a withdrawal amount shall be made from a Participant's Sub-Accounts, to the extent necessary, in the order prescribed by the Administrator, which order shall be uniform with respect to all Participants and nondiscriminatory. If the Sub-Account from which a Participant is receiving a withdrawal is invested in more than one Investment Fund, the withdrawal shall be charged against the Investment Funds as directed by the Administrator.

13.11	Permissible Withdrawals under EACA

If provided in the Adoption Agreement, an Eligible Employee who has had 401(k) Contributions automatically made to the Plan pursuant to the provisions of an EACA may elect to withdraw such amounts from the Plan in accordance with this Section. An Eligible Employee's permissible withdrawal election must be made in such form as the Administrator shall require and must be submitted to the Administrator, in accordance with procedures established by the Administrator, within the period provided in the Adoption Agreement. Such period may not extend beyond 90 days following the date the first automatic 401(k) Contribution is made to the Plan on the Eligible Employee's behalf pursuant to the provisions of the EACA. For purposes of this Section, the date the first automatic 401(k) Contribution is made to the Plan is the first date Compensation subject to the EACA would otherwise have been included in the Eligible Employee's income. For purposes of determining an Eligible Employee's election period, 401(k) Contributions made on the Eligible Employee's behalf under any other EACA that is required to be aggregated with the EACA shall be taken into account.

The amount to be distributed to an Eligible Employee as a permissible withdrawal hereunder shall be equal to the amount of the automatic 401(k) Contributions made on his behalf under the EACA through the effective date of the Eligible Employee's withdrawal election, adjusted for allocable gains and losses to the date of distribution. An Eligible Employee's withdrawal election shall be effective no later than the earlier of (a) the pay date for the second payroll period beginning after the date the election is made or (b) the first pay date °curing at least 30 days after the election is made.

Any withdrawal hereunder shall be made in cash in accordance with the timing and procedures applicable to any other distribution payable from the Plan. The amount of the withdrawal may be reduced by any generally applicable fees, provided that the Plan shall not charge a higher distribution fee for withdrawals in accordance with this Section than would apply to any other cash distribution.

401(k) Contributions that are withdrawn in accordance with this Section shall not be taken into account in applying the limitation on elective deferrals under Code Section 402(g) or, to the extent applicable, the ADP test described in Section 7.4. In addition, such 401(k) Contributions shall not be taken into account in determining the amount of any Matching Contributions to be allocated to the Eligible Employee under the Plan. Any Matching Contributions that have been allocated to an Eligible Employee's Account based on 401(k) Contributions that are withdrawn in accordance with this Section shall be forfeited and treated as provided in Section 7.10.

Notwithstanding any other provision of this Section, if provided in the Adoption Agreement, if no automatic 401(k) Contributions are made on an Eligible Employee's behalf under the EACA for a full year, the Eligible Employee will be treated as if he had never had automatic 401(k) Contributions made on his behalf under the EACA and will be entitled to elect a permissible withdrawal hereunder if automatic 401(k) Contributions are subsequently made to the Plan on his behalf pursuant to the provisions of the EACA. For this purpose, automatic 401(k) Contributions made on the Eligible Employee's behalf under any other EACA that is required to be aggregated with this EACA shall be taken into account.

ARTICLE XIV
TERMINATION OF EMPLOYMENT AND SETTLEMENT DATE

14.1	Termination of Employment and Settlement Date

A Participant's Settlement Date shall occur on the date he terminates employment with the Employers and all Related Employers because of death, disability, retirement, or other termination of employment. Written notice of a Participant's Settlement Date shall be given by the Administrator to the Trustee.

Unless the Adoption Agreement provides for application of the same desk rule, a Participant's Settlement Date shall also occur on the date he has a severance from employment with the Employer and all Related Employers in connection with a liquidation, merger, or consolidation of the Employer.

14.2	Separate Accounting for Non-Vested Amounts

If as of a Participant's Settlement Date the Participant's vested interest in his Employer Contributions Sub-Account is less than 100%, that portion of his Employer Contributions Sub-Account that is not vested shall be accounted for separately from the vested portion and shall be disposed of as provided in the following Section. If prior to such Settlement Date the Participant received a distribution under the Plan, his vested interest in his Employer Contributions Sub-Account shall be an amount ("X") determined under the formula provided in the Adoption Agreement.

14.3	Disposition of Non-Vested Amounts

That portion of a Participant's Employer Contributions Sub-Account that is not vested upon the occurrence of his Settlement Date shall be forfeited on the date the Participant incurs 5 consecutive Breaks in Vesting Service or such earlier date provided in the Adoption Agreement.

14.4	Treatment of Forfeited Amounts

Whenever the non-vested balance of a Participant's Employer Contributions Sub-Account is forfeited during a Plan Year in accordance with the provisions of the preceding Section, the amount of such forfeiture shall be treated as provided in the Adoption Agreement. If forfeitures offset the Employers' contribution obligations and either (a) forfeitures that occurred during the prior Plan Year remain after all contribution obligations for the current Plan Year have been satisfied or (b) forfeitures remain upon termination of the Plan, and such forfeitures cannot be used to pay Plan expenses, including expenses of the termination, the excess forfeitures shall be re-allocated among Covered Employees who are employed on the allocation date in the ratio that each such Covered Employee's Compensation for the Plan Year in which the allocation is made bears to the aggregate of such Compensation for all such Covered Employees.

14.5	Recrediting of Forfeited Amounts

A former Participant who forfeited the non-vested portion of his Employer Contributions Sub-Account in accordance with the provisions of Section 14.3 before incurring 5-consecutive Breaks in Vesting Service and who is reemployed by an Employer or a Related Employer shall have such forfeited amounts recredited to a new Account if he meets the requirements of this Section. Unless the non-vested amounts were forfeited immediately upon termination and before the Participant received distribution (or deemed distribution) of the vested portion of his Account, the forfeited amount will not be adjusted for interim gains or losses experienced by the Trust. (If the non-vested amounts were forfeited immediately upon termination and before the Participant received distribution (or deemed distribution) of the vested portion of his Account, adjustment may be required.)

Forfeited amounts will be restored to such Participant if:

(a)

The Participant is reemployed by an Employer or a Related Employer before incurring 5-consecutive Breaks in Vesting Service beginning after the date he received, or is deemed to have received, distribution of his vested interest in his Account. Unless paragraph (b) below applies, the forfeited amounts will be restored as of the Participant's reemployment date.

(b)

If the Adoption Agreement provides that forfeited amounts will be restored only if the Participant repays any distribution, forfeited amounts shall be restored following such reemployment only if the following additional requirements are met:

(1)

the Participant resumes employment covered under the Plan before the earlier of (i) the end of the 5-year period beginning on the date he is reemployed or (ii) the date he incurs 5 consecutive Breaks in Vesting Service commencing after the date he received, or is deemed to have received, distribution of his vested interest in his Account; and

(2)

if the Participant received actual distribution of his vested interest in his Account, he repays to the Plan the full amount of such distribution before the earlier of (i) the end of the 5-year period beginning on the date he is reemployed or (ii) the date he incurs 5 consecutive Breaks in Vesting Service beginning after the date he received distribution of his vested interest in his Account. If the Adoption Agreement provides that the repayment provisions only apply to distributions of Employer Contributions, the reemployed Participant shall only be required to repay the portion of the distribution that is attributable to Employer Contributions and may not repay any portion of the distribution attributable to 401(k) Contributions, After-Tax Contributions, or Rollover Contributions, including After-Tax Rollover Contributions, Designated Roth Rollover Contributions, and In-Plan Roth Rollover Contributions.

If the Adoption Agreement provides that a Participant may repay a distribution, a Participant who received an actual distribution and who returns to employment within the time period described in (a) above may elect to repay to the Plan the full amount of such distribution before the earlier of (i) the end of the 5-year period beginning on the date he is reemployed or (ii) the date he incurs 5 consecutive Breaks in Vesting Service beginning after the date he received, or is deemed to have received, distribution of his vested interest in his Account. If the Adoption Agreement provides that the repayment provisions only apply to distributions of Employer Contributions, the reemployed Participant may only repay the portion of the distribution that is attributable to Employer Contributions and may not repay any portion of the distribution attributable to 401(k) Contributions, After-Tax Contributions, or Rollover Contributions, including After-Tax Rollover Contributions, Designated Roth Rollover Contributions, and In-Plan Roth Rollover Contributions.

Funds needed in any Plan Year to recredit the Account of a Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall come first from forfeitures that arise during such Plan Year, and then from Trust income earned in such Plan Year, to the extent that it has not yet been allocated among Participants' Accounts as provided in Article XI, with each Trust Fund being charged with the amount of such income proportionately, unless his Employer chooses to make an additional Employer Contribution, and shall fmally be provided by his Employer by way of a separate Employer Contribution.

ARTICLE XV
DISTRIBUTIONS

15.1	Distributions to Participants

A Participant whose Settlement Date occurs and who applies for distribution in accordance with procedures established by the Administrator, shall receive distribution of his vested interest in his Account in the form provided under Article XVI beginning as of the date provided in the Adoption Agreement.

15.2	Special In-Service Distributions

If provided in the Adoption Agreement, a Participant who continues in employment with an Employer or a Related Employer may elect to receive distribution of all or any portion of his Account in the form provided under Article XVI at any time following:

(a)	his Normal Retirement Date;

(b)	April 1 of the calendar year following the calendar year in which he attains age 70 1/2; and/or

(c)	the date the Administrator determines he is Disabled.

15.3	Partial Distributions

If provided in the Adoption Agreement, a Participant whose Settlement Date has occurred or who is entitled to an in-service distribution in accordance with Section 15.2 may elect to receive partial distribution of any portion of his Account at any time in the form provided in Article XVI.

15.4	Voluntary Elective Transfers

Notwithstanding any other provision of the Plan to the contrary, the Administrator may prescribe uniform and nondiscriminatory rules permitting Participants to make voluntary elective transfers in accordance with the provisions of this Section. If permitted by the Administrator, a Participant whose Settlement Date has not occurred and who is not otherwise eligible to receive distribution of his Account under the Plan may elect to transfer his entire Account from the Plan to another plan maintained by the Employer or a Related Employer if all of the following requirements are met:

(a)	the Participant transfers from employment as a Covered Employee to other employment with an Employer or a Related Employer that is not covered by the Plan;

(b)	such other employment is covered by another profit sharing plan that includes a cash or deferred arrangement qualified under Code Section 401(k); and

(c)	the Participant makes a voluntary, fully-informed election to transfer his entire Account to such other plan.

If a Participant elects a voluntary transfer, his transferred Account shall be subject to the provisions of such other plan and benefits shall be paid at the time and in the form provided under such other plan without regard to the provisions of the Plan prior to such transfer.

15.5	Distributions to Beneficiaries

If a Participant dies prior to his Benefit Payment Date, his Beneficiary shall receive distribution of the Participant's vested interest in his Account in the form provided under Article XVI beginning as soon as reasonably practicable following the date the Beneficiary's application for distribution is filed with the Administrator. If distribution is to be made to a Participant's Spouse, it shall be made available within a reasonable period of time after the Participant's death that is no less favorable than the period of time applicable to other distributions.

15.6	Code Section 401(a)(9) Requirements

The provisions of this Section take precedence over any inconsistent provision of the Plan; provided, however, that nothing in this Section is intended to provide a form of payment other than the form(s) provided in the Adoption Agreement.

All distributions required under this Section shall be determined and made in accordance with Code Section 401(a)(9) and the minimum distribution incidental benefits requirements of Code Section 401(a)(9)(G).

(a)

Distributions Prior to Participant's Death. Distribution to a Participant shall commence no later than his Required Beginning Date. Distributions required to commence under this paragraph (a) shall be made in the form provided under Article XVI, subject to the provisions of (1) and (2) below and of paragraph (d).

(1)

Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before his Required Beginning Date, as of the first "distribution calendar year", distributions will be made to the Participant in accordance with the provisions of paragraph (2) below over one of the following periods:

(A)	the life of the Participant;

(B)	the joint lives of the Participant and a designated Beneficiary;

(C)	a period certain not extending beyond the life expectancy of the Participant; or

(D)	a period certain not extending beyond the joint life and last survivor expectancy of the Participant and a designated Beneficiary.

If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations.

(2)	During the Participant's lifetime, the minimum amount that will be distributed for each "distribution calendar year" is the lesser of:

(A)

the quotient obtained by dividing the "Participant's account balance" by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9, Q&A-2 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the "distribution calendar year"; or

(B)

if the Participant's sole "designated beneficiary" for the "distribution calendar year" is the Participant's Spouse, the quotient obtained by dividing the "Participant's account balance" by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9, Q&A-3 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the "distribution calendar year".

Required minimum distributions will be determined under this paragraph (2) beginning with the first "distribution calendar year" and up to and including the "distribution calendar year" that includes the Participant's date of death. Notwithstanding the foregoing, if the Adoption Agreement provides that a Participant will receive required minimum distributions only while employed, required minimum distributions to the Participant will be determined under this paragraph (2) only up to the "distribution calendar year" in which the Participant's employment terminates. The required minimum distribution for the "distribution calendar year" in which the Participant's employment terminates shall be made in a single sum or through purchase of an annuity that satisfies the requirements of paragraph (1) above, as permitted under Section 16.2 of the Plan, based on the provisions of the Adoption Agreement; provided, however, that if the Administrator cannot distribute the full balance of the Participant's vested interest in his Account in such form by December 31 of the "distribution calendar year" in which the Participant's employment terminates, the required minimum distribution for such "distribution calendar year" shall be determined under this paragraph (2).

(b)

Death of Participant After Distribution Begins. If a Participant dies on or after the date distribution begins and before receiving distribution of his full vested interest in his Account, distributions to the Participant's Beneficiary shall be made no less rapidly than distributions were made under the method of payment in effect prior to the Participant's death and in accordance with the following:

(1)

Unless the full balance of the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum before December 31 of the first "distribution calendar year" after the year of the Participant's death, beginning with such "distribution calendar year", distributions will be made in accordance with the provisions of paragraphs (2) or (3) below, as applicable. If the full balance of the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code Section 401(a)(9) and the Treasury regulations.

(2)

If there is a "designated beneficiary", the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the "Participant's account balance" by the longer of the remaining "life expectancy" of the Participant or the remaining "life expectancy" of the Participant's "designated beneficiary", determined as follows:

(A)	The Participant's remaining "life expectancy" is calculated using the age of the Participant in the year of death, reduced by 1 for each subsequent year.

(B)

If the Participant's surviving Spouse is the Participant's sole "designated beneficiary", the remaining "life expectancy" of the surviving Spouse is calculated for each "distribution calendar year" after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For "distribution calendar years" after the year of the surviving Spouse's death, the remaining "life expectancy" of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by 1 for each subsequent calendar year.

(C)

If the Participant's surviving Spouse is not the Participant's sole "designated beneficiary", the "designated beneficiary's" remaining "life expectancy" is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by 1 for each subsequent year.

(3)

If there is no "designated beneficiary" as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each "distribution calendar year" after the year of the Participant's death is the quotient obtained by dividing the "Participant's account balance" by the Participant's remaining "life expectancy" calculated using the age of the Participant in the year of death, reduced by 1 for each subsequent year.

(c)

Death of Participant Before Distribution Begins. If a Participant dies before the date distribution begins and before receiving distribution of his full vested interest in his Account, the Participant's entire interest will be distributed, or begin to be distributed, in a form of payment permitted under Article XVI, based on the provisions of the Adoption Agreement, as follows:

(1)

If the 5-year rule applies under the Adoption Agreement, except as provided in paragraph (5) below, and subject to the special rules in paragraph (3) below regarding commencement of distribution to a Spouse who qualifies as a Participant's sole "designated beneficiary", if there is a "designated beneficiary" as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire vested interest in his Account must be completed to such "designated beneficiary" by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the Participant's sole "designated beneficiary" and the surviving Spouse dies after the Participant but before distribution commences to the surviving Spouse, the 5-year rule described in this paragraph (1) shall apply as if the surviving Spouse were the Participant.

(2)

If the life expectancy rule applies under the Adoption Agreement, except as provided in paragraph (5) below, and subject to the special rules in paragraph (3) below regarding commencement of distribution to a Spouse who qualifies as a Participant's sole "designated beneficiary", if there is a "designated beneficiary" as of September 30 of the year following the year of the Participant's death, distribution shall be made to the Participant's "designated beneficiary" as provided in this paragraph (2).

(A)	Distribution must commence no later than December 31 of the calendar year following the calendar year in which the Participant died.

(B)

Distribution shall be made over the "designated beneficiary's" life or over a period certain not exceeding the "designated beneficiary's" "life expectancy". For purposes of determining such period certain, a "designated beneficiary's" "life expectancy" is calculated based on his age on his birthday in the calendar year immediately following the calendar year of the Participant's death.

(C)

The minimum amount that will be distributed to the "designated beneficiary" for each "distribution calendar year" during the "designated beneficiary's" lifetime is the quotient obtained by dividing the "Participant's account balance" by the remaining "life expectancy" of the Participant's "designated beneficiary", determined as provided in Section 15.6(b) above.

If a Participant's surviving Spouse is his sole "designated beneficiary", and the surviving Spouse dies before the date distributions are required to begin to the surviving Spouse under Section 15.6(c)(1) or Section 15.6(c)(3), as applicable, the life expectancy rule described in this paragraph (2) shall apply as if the surviving Spouse were the Participant.

(3)

If a Participant's Spouse is his sole "designated beneficiary" with respect to all or any part of the Participant's Account, the surviving Spouse may elect to postpone commencement of distribution until the later of (i) December 31 of the calendar year immediately following the calendar year in which the Participant dies or (ii) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

(4)

If there is no "designated beneficiary" as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(5)

If provided in the Adoption Agreement, Participants or Beneficiaries may elect on an individual basis whether the 5-year rule described in Section 15.6(c)(1) or the "life expectancy" rule described in 15.6(c)(2) applies to distributions after the death of a Participant who has a "designated beneficiary". The election must be made no later than September 30 of the calendar year in which distribution would be required to begin under Section 15.6(c)(2). If neither the Participant nor the Beneficiary makes an election under this Section, distributions will be made as provided in the Adoption Agreement, subject to the consent rules in Section 15.7.

(d)

242(b)(2) Elections. Notwithstanding any other provisions of this Section 15.6 and subject to the automatic annuity and Qualified Preretirement Survivor Annuity requirements described in Article XVI, distribution on behalf of a Participant, including a 5% owner, may be made pursuant to a valid election under Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982 and in accordance with all of the following requirements:

(1)	The distribution is one which would not have disqualified the Trust under Code Section 401(a)(9) as in effect prior to amendment by the Deficit Reduction Act of 1984.

(2)

The distribution is in accordance with a method of distribution elected by the Participant whose interest in the Trust is being distributed or, if the Participant is deceased, by a Beneficiary of such Participant.

(3)	Such election was in writing, was signed by the Participant or the Beneficiary, and was made before January 1, 1984.

(4)	The Participant had accrued a benefit under the Plan as of December 31, 1983.

(5)

The method of distribution elected by the Participant or the Beneficiary specifies the time at which distribution will commence, the period over which distribution will be made, and in the case of any distribution upon the Participant's death, the Beneficiaries of the Participant listed in order of priority.

A distribution upon death shall not be made under this paragraph (d) unless the information in the election contains the required information described above with respect to the distributions to be made upon the death of the Participant. For any distribution which commences before January 1, 1984, but continues after December 31, 1983, the Participant or the Beneficiary to whom such distribution is being made will be presumed to have designated the method of distribution under which the distribution is being made, if this method of distribution was specified in writing and the distribution satisfies the requirements in paragraphs (1) and (5) of this paragraph (d). If an election is revoked, any subsequent distribution will be in accordance with the other provisions of the Plan. Any changes in the election will be considered to be a revocation of the election. However, the mere substitution or addition of another Beneficiary (one not designated as a Beneficiary in the election), under the election will not be considered to be a revocation of the election, so long as such substitution or addition does not alter the period over which distributions are to be made under the election directly, or indirectly (for example, by altering the relevant measuring life).

(e)	Special Definitions. For purposes of this Section 15.6, the following terms have the following meanings:

(1)

A Participant's "designated beneficiary" means the individual who is designated as the Participant's Beneficiary under Article XVII of the Plan and is the designated beneficiary under Code Section 401(a)(9) and Section 1.401(a)(9)-4 of the Treasury regulations.

(2)

A "distribution calendar year" means a calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first "distribution calendar year" is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first "distribution calendar year" is the calendar year in which distributions are required to begin under Section 15.5(a) or (b). The required minimum distribution for the Participant's first "distribution calendar year" will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other "distribution calendar years", including the required minimum distribution for the "distribution calendar year" in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that "distribution calendar year".

(3)	A Participant's or Beneficiary's "life expectancy" means his life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

(4)

A "Participant's account balance" means the Account balance as of the last Valuation Date in the calendar year immediately preceding the "distribution calendar year" (the "valuation calendar year") increased by the amount of any contributions made and allocated or forfeitures allocated to the Account balance as of dates in the "valuation calendar year" after the Valuation Date and decreased by distributions made in the "valuation calendar year" after the Valuation Date. The Account balance for the "valuation calendar year" includes any amounts rolled over or transferred to the Plan either in the "valuation calendar year" or in the "distribution calendar year" if distributed or transferred in the "valuation calendar year".

For purposes of this Section 15.6, distribution is considered to begin on the Participant's Required Beginning Date or, if distribution under an annuity irrevocably commences to the Participant before that date, the date distribution under the annuity actually commences. If a Participant's surviving Spouse is to be treated as if the Spouse were the Participant, as provided in Section 15.6(c)(2), distribution is considered to begin to such Spouse on the date distribution is required to begin to the Spouse under Section 15.6(c)(1) or Section 15.6(c)(3), as applicable, or, if distribution under an annuity irrevocably commences to the Spouse before that date, the date distribution under the annuity actually commences.

15.7	Cash Outs and Participant Consent

Notwithstanding any other provision of the Plan to the contrary, if the Adoption Agreement provides for cash-outs and a Participant's vested interest in his Account does not exceed the dollar amount specified in the Adoption Agreement, distribution of such vested interest shall be made to the Participant in a single sum payment or through a direct rollover, as described in Section 16.7, as soon as reasonably practicable following his Settlement Date. If the vested interest to be distributed to a Participant pursuant to the preceding sentence exceeds $1,000, distribution of such vested interest shall be made through a direct rollover to an individual retirement account selected by the Administrator, unless the Participant affirmatively elects distribution in a single sum payment or through a direct rollover to the "eligible retirement plan" (as defined in Section 16.7(a) below) specified by the Participant. If a direct rollover is made to an individual retirement account selected by the Administrator, the Administrator shall also make an initial election as to the investment of amounts held in such individual retirement account. If a Participant has no vested interest in his Account on his Settlement Date, he shall be deemed to have received distribution of such vested interest as of his Settlement Date.

If a Participant's vested interest in his Account exceeds the dollar amount specified in the Adoption Agreement or, if the Adoption Agreement does not provide for cash-outs, distribution shall not commence to such Participant prior to the later of (a) the date he attains age 62 or (b) his Normal Retirement Date without the Participant's written consent and, if the Participant is married and his Account is subject to the "automatic annuity" provisions of Article XVI, the written consent of his Spouse. Notwithstanding the foregoing, Spouse consent shall not be required if distribution is made through the purchase of a Qualified Joint and Survivor Annuity or Qualified Optional Survivor Annuity, the Spouse cannot be located, or Spouse consent cannot be obtained for other reasons set forth in Code Section 401(a)(11) and regulations issued thereunder.

If a Participant's Account is subject to the "automatic annuity" provisions of Article XVI, the Participant's vested interest in his Account shall be deemed to exceed the applicable dollar amount described above if the Participant's Benefit Payment Date has occurred with respect to amounts currently held in his Account and as of such Benefit Payment Date his vested interest in his Account exceeded the applicable dollar amount described above.

15.8	Required Commencement of Distribution

Notwithstanding any other provision of the Plan to the contrary, distribution of a Participant's vested interest in his Account shall commence to the Participant no later than the earlier of:

(a)

unless the Participant elects a later date, 60 days after the close of the Plan Year in which occurs the latest of (i) the earlier of the date the Participant attains age 65 or the Participant's Normal Retirement Date, (ii) the tenth anniversary of the year in which the Participant commenced participation in the Plan, or (iii) the Participant's Settlement Date; or

(b)	his Required Beginning Date.

15.9	Reemployment of a Participant

If a Participant whose Settlement Date has occurred is reemployed by an Employer or a Related Employer the following shall apply, as provided in the Adoption Agreement:

(a)

he shall lose his right to any distribution or further distributions from the Trust arising from his prior Settlement Date and his interest in the Trust shall thereafter be treated in the same manner as that of any other Participant whose Settlement Date has not occurred; or

(b)

he shall continue to have a right to any distribution or further distributions from the Trust arising from his prior Settlement Date and any amounts credited to his Account with respect to employment after his prior Settlement Date shall be accounted for separately.

15.10	Restrictions on Alienation

Except as provided in Code Section 401(a)(13) (relating to qualified domestic relations orders), Code Section 401(a)(13)(C) and (D) (relating to offsets ordered or required under a criminal conviction involving the Plan, a civil judgment in connection with a violation or alleged violation of fiduciary responsibilities under ERISA, or a settlement agreement between the Participant and the Department of Labor in connection with a violation or alleged violation of fiduciary responsibilities under ERISA), Section 1.401(a)-13(b)(2) of Treasury regulations (relating to Federal tax levies and judgments), or as otherwise required by law, no benefit under the Plan at any time shall be subject in any manner to anticipation, alienation, assignment (either at law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process; and no person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his benefits under the Plan, or any part thereof, and any attempt to do so shall be void.

15.11	Facility of Payment

If the Administrator finds that any individual to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount may, in the discretion of the Administrator, be paid to such individual's court appointed guardian, to another person with a valid power of attorney, or to another person authorized under state law to receive the benefit. If the individual is receiving installment payments, the monthly payment for the month in which the individual dies shall, if not paid to such individual prior to his death, be paid to such individual's spouse, parent, brother, sister, or estate, or in accordance with local or state law, as the Administrator shall determine.

If an amount is payable to a minor Beneficiary, the Administrator may, in its discretion, pay the amount to a duly qualified guardian or other legal representative, to the authorized person or entity (e.g., custodian or guardian) under the applicable state Uniform Gifts to Minors Act or Uniform Transfers to Minors Act, or to a trust that has been established for the benefit of the minor.

The Trustee shall make such payment only upon receipt of written instructions to such effect from the Administrator. Any payment made in accordance with the provisions of this Section shall be charged to the Account from which any such payment would otherwise have been paid and shall be a complete discharge of any liability therefore under the Plan.

15.12	Inability to Locate Payee

If any benefit becomes payable to any person, or to the executor or administrator of any deceased person ( the "payee"), and if either (i) the payee does not satisfy the administrative requirements for distribution as of the date distribution is required to be made under the Plan or (ii) the payee does not present himself to the Administrator within a reasonable period after the Administrator mails written notice of his eligibility to receive a distribution hereunder to his last known address and makes such other diligent effort to locate the person as the Administrator determines, such as (1) sending a registered letter, return receipt requested to the person's last known address, (2) using a commercial locator service, the internet, or other general search method, or (3) using the Social Security Administration search program, the Administrator may elect, in its discretion, to do any of the following:

(a)

segregate the distributable amount into a separate, interest-bearing account, in which event an annual maintenance fee (as determined from time to time by the Plan Sponsor) may be assessed against the segregated account;

(b)

subject to a policy established by the Administrator, distribute the benefit at any time in any manner which is sanctioned by the Internal Revenue Service and/or the Department of Labor, which may include (but not be limited to):

(1)

distributing the benefit in an automatic direct rollover to an individual retirement plan designated by the Administrator; such individual retirement plan, as defined in Code Section 7701(a)(37), may be either an individual retirement account within the meaning of Code Section 408(a) or an individual retirement annuity within the meaning of Code Section 408(b); or

(2)	distributing the benefit to any authorized Federal Department or agency;

(c)	distribute the benefit to any person or entity who is appointed under State (or Commonwealth) law to act as a duly authorized guardian, legal representative, conservator, or power of attorney; or

(d)

treat the entire benefit as a forfeiture. Except as otherwise provided below with respect to escheat proceedings, if the benefit is forfeited and the payee is subsequently located, the benefit will be restored and shall not be considered an "annual addition", as defined in Section 7.1(a), under Code Section 415.

If the Plan is joined as a party to any escheat proceedings involving an amount held under the Plan, the Plan may comply with the final judgment as if it were a complaint filed by the payee and may pay in accordance with the judgment. In such event, the payment shall be treated as a distribution to the legal representative of the payee and no further payment to the payee shall be due under the Plan.

15.13	Distribution Pursuant to Qualified Domestic Relations Orders

Notwithstanding any other provision of the Plan to the contrary, if a qualified domestic relations order so provides, distribution may be made to an alternate payee pursuant to a qualified domestic relations order, as defined in Code Section 414(p), regardless of whether the Participant's Settlement Date has occurred or whether the Participant is otherwise entitled to receive a distribution under the Plan.

ARTICLE XVI
FORM OF PAYMENT

16.1	Special Definitions

If the Adoption Agreement provides for grandfathered annuities or annuities, for purposes of this Article, the following terms have the following meanings:

(a)

The "automatic annuity form" means the form of annuity that will be purchased on behalf of a Participant who has elected to receive distribution through the purchase of an annuity contract that provides for payment over his life (or whose Account includes assets transferred directly from a plan subject to Code Section 417) unless the Participant elects another form of annuity.

(b)

A "qualified election" means an election that is made during the qualified election period. A "qualified election" of a form of payment other than a Qualified Joint and Survivor Annuity or designating a Beneficiary other than the Participant's Spouse to receive amounts otherwise payable as a Qualified Preretirement Survivor Annuity must include the written consent of the Participant's Spouse, if any. A Participant's Spouse will be deemed to have given written consent to the Participant's election if the Participant establishes to the satisfaction of a Plan representative that spousal consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Code Section 401(a)(11) and regulations issued thereunder. The Spouse's written consent must acknowledge the effect of the Participant's election and must be witnessed by a Plan representative or a notary public. In addition, the Spouse's consent must specify the form of payment selected instead of a Qualified Joint and Survivor Annuity, if applicable, and that such form may not be changed (except to a Qualified Joint and Survivor Annuity) without written Spouse consent and specify any non-Spouse Beneficiary designated by the Participant, if applicable, and that such Beneficiary may not be changed without written spousal consent. If permitted by the Administrator, instead of limiting consent to the specific form of payment and Beneficiary designated by the Participant on the election, the Spouse's consent may acknowledge that the Spouse has the right to limit such consent, but permit the Participant to change the form of payment selected or the designated Beneficiary without the Spouse's further consent. Any written consent given or deemed to have been given by a Participant's Spouse hereunder shall be irrevocable and shall be effective only with respect to such Spouse and not with respect to any subsequent Spouse.

(c)

The "qualified election period" with respect to the "automatic annuity form" means the 180-day period ending on the Participant's Benefit Payment Date, unless otherwise provided in the Adoption Agreement. If the Adoption Agreement provides for waiver of the Qualified Preretirement Survivor Annuity, the "qualified election period" with respect to a Qualified Preretirement Survivor Annuity means the period beginning on the later of (i) the date his Account becomes subject to the automatic annuity provisions of this Article or (ii) the first day of the Plan Year in which the Participant attains age 35 or, if he terminates employment prior to such date, the day he terminates employment with his Employer and all Related Employers. If provided in the Adoption Agreement, a Participant whose employment has not terminated may make a "qualified election" designating a Beneficiary other than his Spouse prior to the Plan Year in which he attains age 35; provided, however, that such election shall cease to be effective as of the first day of the Plan Year in which the Participant attains age 35.

16.2	Form of Payment

Subject to the automatic annuity and Qualified Preretirement Survivor Annuity requirements described in this Article, a Participant, or his Beneficiary, if the Participant has died, shall receive distribution in any of the following forms of payment, as elected by the Participant or Beneficiary and as provided in the Adoption Agreement. If provided in the Adoption Agreement, the Participant or Beneficiary may elect to receive distribution in a combination of the forms of payment offered under the Adoption Agreement.

(a)	Single Sum Payment - Distribution shall be made in a single sum payment. Except to the extent the Adoption Agreement provides for in kind distributions, distribution shall be made in cash.

(b)

Annuity - Distribution shall be made through the purchase of a single premium, nontransferable annuity contract for such term and in such form as the Participant, or his Beneficiary, as the case may be, shall select; provided, however, that unless the Adoption Agreement provides that the Participant or his Beneficiary may select any form of annuity, a Participant or his Beneficiary may only select among the forms of annuity provided in the Adoption Agreement. Notwithstanding any other provision of this Article, a Participant's Beneficiary may not elect to receive distribution of an annuity payable over the joint lives of the Beneficiary and any other individual. The terms of any annuity contract purchased hereunder and distributed to a Participant or his Beneficiary shall comply with the requirements of the Plan.

(c)

Installment Payments - Distribution shall be made in a series of installments over a period specified by the Participant or his Beneficiary, if the Participant has died. Each installment shall be equal in amount except as necessary to adjust for any changes in the value of the Participant's Account unless otherwise specified in the Adoption Agreement. Payments hereunder must satisfy the distribution requirements described in Section 15.6. Except to the extent the Adoption Agreement provides for in kind distributions, installment payments shall be made in cash.

Any in kind distribution of non-publicly traded securities of an Employer, Related Employer, former Employer, or former Related Employer shall be valued by a third party appraisal.

16.3	Minimum Required Distributions

Notwithstanding any other provisions of the Plan to the contrary and subject to the automatic annuity requirements of this Article, if the Adoption Agreement provides for minimum required distributions, a Participant who satisfies the requirements provided in the Adoption Agreement or a Participant's Beneficiary may elect to receive distribution in periodic payments made not less frequently than annually, equal to the minimum amount necessary to satisfy the distribution requirements of Code Section 401(a)(9) and regulations issued thereunder. If the Adoption Agreement provides that minimum required distributions may be made with respect to Participants who commence payment April 1 of the calendar year following the year in which they attain age 70 1/2, but who have not reached their Required Beginning Date because they have not terminated employment with the Employer and all Related Employers, the minimum required distribution shall be determined as if the Participant's Benefit Payment Date were his Required Beginning Date Minimum required distributions shall continue to the Participant as provided under the Adoption Agreement.

16.4	Change of Election

Subject to the automatic annuity requirements of this Article, a Participant or Beneficiary who has elected a form of payment may revoke or change his election at any time prior to his Benefit Payment Date by filing his election with the Administrator in the form prescribed by the Administrator. The number of revocations shall not be limited.

16.5	Automatic Annuity Requirements

If the Adoption Agreement provides for annuities or grandfathered annuities and either (i) the Participant elects to receive distribution through the purchase of an annuity contract that provides for payment over his life or (ii) the Adoption Agreement provides that life annuities are the normal form of payment, distribution shall be made to a Participant through the purchase of an annuity contract that provides for payment in one of the following "automatic annuity forms", unless the Participant elects another form of payment provided under the Plan.

(a)	The "automatic annuity form" for a Participant who has a Spouse on his Benefit Payment Date is the Qualified Joint and Survivor Annuity designated in the Adoption Agreement.

(b)	The "automatic annuity form" for a Participant who does not have a Spouse on his Benefit Payment Date is the Single Life Annuity.

At any time during the "qualified election period," a Participant may elect an annuity other than the "automatic annuity form," including a Qualified Optional Survivor Annuity, or any other form of payment available under the Plan, or revoke or change his form of payment election. However, the Participant's election of a form of payment other than the "automatic annuity form" shall not be effective unless it is a "qualified election;" provided that Spouse consent shall not be required if the form of payment elected by the Participant is a Qualified Joint and Survivor Annuity.

16.6	Qualified Preretirement Survivor Annuity Requirements

If the Adoption Agreement provides for annuities or grandfathered annuities and either (i) the Participant elects to receive distribution through the purchase of an annuity contract that provides for payment over his life or (ii) the Adoption Agreement provides that life annuities are the normal form of payment, distribution of a Qualified Preretirement Survivor Annuity shall be made to the eligible Spouse of a married Participant who dies prior to his Benefit Payment Date. If elected in the Adoption Agreement, a Participant's Spouse shall not be eligible for a Qualified Preretirement Survivor Annuity unless such Spouse has been married to the Participant throughout the one-year period immediately preceding the Participant's death. The Qualified Preretirement Survivor Annuity shall be purchased with 50% or 100% of the Participant's vested Account balance, as provided in the Adoption Agreement. A Participant's Spouse may elect to receive distribution under any one of the other forms of payment available under the Adoption Agreement instead of in the Qualified Preretirement Survivor Annuity form.

If the Adoption Agreement provides that the Qualified Preretirement Survivor Annuity shall be purchased with 50% of a Participant's vested Account balance, a married Participant whose Account is subject to the requirements of this Section may designate a non-Spouse Beneficiary pursuant to Article XVII to receive distribution of the Participant's vested interest in his Account that is not payable to his Spouse as a Qualified Preretirement Survivor Annuity. A

married Participant whose Account is subject to the requirements of this Section may only designate a non-Spouse Beneficiary to receive distribution of that portion of his Account otherwise payable as a Qualified Preretirement Survivor Annuity pursuant to a "qualified election".

16.7	Direct Rollover

Notwithstanding any other provision of the Plan to the contrary, in lieu of receiving distribution in a form of payment provided under this Article, a "qualified distributee" may elect in writing, in accordance with rules prescribed by the Administrator, to have a portion or all of any "eligible rollover distribution" paid directly by the Plan to the "eligible retirement plan" designated by the "qualified distributee". Any such payment by the Plan to another "eligible retirement plan" shall be a direct rollover.

Notwithstanding the foregoing, the Administrator may provide, on a non-discriminatory and uniform basis, that a "qualified distributee" may not elect a direct rollover with respect to an "eligible rollover distribution" if the total value of such distribution is less than $200 or with respect to a portion of an "eligible rollover distribution" if the value of such portion is less than $500. In determining whether the total value of a "qualified distributee's" "eligible rollover distributions" for the year is less than $200, "eligible rollover distributions" from a Participant's Roth 401(k) Contributions Sub-Account, Designated Roth Rollover Contributions Sub-Account, and In-Plan Roth Rollover Contributions Sub-Account shall be considered separately from "eligible rollover distributions" from the Participant's other Sub-Accounts. In applying the $500 minimum on rollovers of a portion of a distribution, any "eligible rollover distribution" from a Participant's Roth 401(k) Contributions Sub-Account, Designated Roth Rollover Contributions Sub-Account, and In-Plan Roth Rollover Contributions Sub-Account shall be treated as a separate distribution from any "eligible rollover distribution" from the Participant's other Sub-Accounts (rather than as a part of such distribution), even if the distributions are made at the same time.

For purposes of this Section, the following terms have the following meanings:

(a)

An "eligible retirement plan" with respect to the Participant, the Participant's Spouse, or the Participant's former Spouse who is an alternate payee under a qualified domestic relations order means any of the following: (i) an individual retirement account described in Code Section 408(a), (ii) an individual retirement annuity described in Code Section 408(b), (iii) an annuity plan described in Code Section 403(a) that accepts rollovers, (iv) a qualified trust described in Code Section 401(a), (v) an annuity contract described in Code Section 403(b) that accepts rollovers, (vi) an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and that agrees to separately account for amounts transferred into such plan from the Plan, or (vii) a Roth IRA, as described in Code Section 408A.

Notwithstanding any other provision of this Section 16.7(a), the following special rules shall apply:

(1)	A plan described in clause (vi) above shall not constitute an "eligible retirement plan" with respect to a distribution of After-Tax Contributions or After-Tax Rollover Contributions

(2)

A plan, trust, or contract described in clause (iii), (iv), or (v) above shall not constitute an "eligible retirement plan" with respect to a distribution of After-Tax Contributions or After-Tax Rollover Contributions unless such plan or contract separately accounts for such distribution, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not includible in gross income, and, in the case of a trust described in clause (iv), is part of a defined contribution plan.

(3)

The portion of any "eligible rollover distribution" consisting of Roth 401(k) Contributions, Designated Roth Rollover Contributions, or In-Plan Roth Rollover Contributions may only be rolled over to another designated Roth account established for the individual under an applicable retirement plan described in Code Section 402A(e)(1) or to a Roth individual retirement account described in Code Section 408A.

An "eligible retirement plan" with respect to any other "qualified distributee" means either an individual retirement account described in Code Section 408(a) or an individual retirement annuity described in Code Section 408(b) (including any such individual retirement account or annuity designated as a Roth IRA pursuant to Code Section 408A) (an "IRA"). Such IRA must be treated as an IRA inherited from the deceased Participant by the "qualified distributee" and must be established in a manner that identifies it as such.

(b)

An "eligible rollover distribution" means any distribution of all or any portion of the balance of a Participant's Account; provided, however, that an eligible rollover distribution does not include the following:

(1)	any distribution to the extent such distribution is required under Code Section 401(a)(9).

(2)

any distribution that is one of a series of substantially equal periodic payment made not less frequently than annually for the life or life expectancy of the "qualified distributee" or the joint lives or life expectancies of the "qualified distributee" and the "qualified distributee's" designated beneficiary, or for a specified period of ten years or more.

(3)	any hardship withdrawal made in accordance with the provisions of Article XIII.

(c)

A "qualified distributee" means a Participant, the Participant's surviving Spouse, the Participant's Spouse or former Spouse who is an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), or the Participant's non-Spouse Beneficiary who is his designated beneficiary within the meaning of Code Section 401(a)(9)(E).

16.8	Notice Regarding Form of Payment

The Administrator shall provide the Participant with a written explanation of (i) the Participant's right to defer distribution until the later of (a) his Normal Retirement Date or (b) the date he attains age 62 (or such later date as may be provided in the Plan) and the consequences of failing to defer any distribution, (ii) the Participant's right to make a direct rollover of any eligible distribution, and (iii) the forms of payment provided under the Plan, including a description of the effect upon the Participant's benefit of electing an optional form. If the Adoption Agreement provides for annuities or grandfathered annuities, the notice shall also include a description of (1) the terms and conditions of the "automatic annuity form", (2) the Participant's right to choose a form of payment other than the "automatic annuity form" or to revoke such choice, and (3) the rights of the Participant's Spouse. Unless otherwise provided in the Adoption Agreement, the Administrator shall provide the explanations described in this paragraph no more than 180 days and no fewer than 30 days before the Participant's Benefit Payment Date.

Unless otherwise provided in the Adoption Agreement, distribution of the Participant's Account may commence fewer than 30 days after such notice is provided to the Participant if (i) the Administrator clearly informs the Participant of his right to consider his election of a form of payment, whether to make a direct rollover, and whether to receive early distribution for a period of at least 30 days following his receipt of the notice, (ii) the Participant, after receiving the notice, affirmatively elects an early distribution with his Spouse's written consent, if necessary, and (iii), if the Participant's Account is subject to the automatic annuity provisions of this Article, (A) the Participant may revoke his election at any time prior to the later of his Benefit Payment Date or the expiration of the 7-day period beginning the day after the date the explanation is provided to him, and (B) distribution does not commence to the Participant before such revocation period ends.

In addition, if the Adoption Agreement provides for waiver of the Qualified Preretirement Survivor Annuity, the Administrator shall provide a Participant whose Account is subject to the automatic annuity provisions of this Article with a written explanation of (i) the terms and conditions of the Qualified Preretirement Survivor Annuity, (ii) the Participant's right to designate a non-Spouse Beneficiary to receive distribution of that portion of his Account otherwise payable as a Qualified Preretirement Survivor Annuity or to revoke such designation, and (iii) the rights of the Participant's Spouse. The Administrator shall provide such explanation within one of the following periods, whichever ends last:

(a)

the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending on the last day of the Plan Year preceding the Plan Year in which the Participant attains age 35;

(b)	the period beginning 12 calendar months before the date an individual becomes a Participant and ending 12 calendar months after such date; or

(c)

unless the Adoption Agreement or the Grandfathered Annuities Addendum to the Adoption Agreement provides that annuities are the normal form of payment, the period beginning 12 calendar months before the date the Participant elects to receive distribution through the purchase of an annuity contract that provides for payment over his life and ending 12 calendar months after such date;

provided, however, that in the case of a Participant who separates from service prior to attaining age 35, the explanation shall be provided to such Participant within the period beginning 12 calendar months before the Participant's severance from employment and ending 12 calendar months after his severance from employment.

16.9	Reemployment

If a Participant is reemployed by an Employer or a Related Employer prior to receiving distribution of the entire balance of his vested interest in his Account, the form in which any subsequent distribution of his Account shall be made will be as provided in the Adoption Agreement.

16.10	Elimination of Optional Form of Payment

If provided in the Adoption Agreement, the restatement amends the Plan to eliminate an installment and/or annuity form of payment. In order for the amendment to be effective, the Plan must provide the following:

(a)

A single sum payment option that is otherwise identical to the installment and/or annuity form of payment being eliminated. A single sum payment option is only otherwise identical if it is identical in all respects to the eliminated form of payment (or would be identical except that it provides greater rights to the Participant) except with respect to the timing of payments after commencement.

(b)	Elimination of the optional form shall be effective for distributions with a Benefit Payment Date after the date the amendment eliminating such form is adopted.

ARTICLE XVII
BENEFICIARIES

17.1	Designation of Beneficiary

If a Participant does not have a Spouse, his Beneficiary shall be the person or persons the Participant designates in accordance with rules prescribed by the Administrator. If a Participant has a Spouse, his Beneficiary shall be his Spouse, unless the Participant designates a person or persons other than his Spouse as Beneficiary with his Spouse's written consent. For purposes of this Section, a Participant shall be treated as unmarried and Spouse consent shall not be required if the Participant is not married on his Benefit Payment Date. A Participant's designation of a Beneficiary shall be subject to the Qualified Preretirement Survivor Annuity provisions of Article XVI, if applicable.

If no Beneficiary has been designated pursuant to the provisions of this Section, or if no Beneficiary survives the Participant and he has no surviving Spouse, then the Beneficiary under the Plan shall be the individual or individuals designated in the Adoption Agreement. If a Beneficiary dies after becoming entitled to receive a distribution under the Plan but before distribution is made to him in full, the estate of the deceased Beneficiary shall be the Beneficiary as to the balance of the distribution, unless the Administrator permits a Beneficiary to designate his or her own beneficiary and the Beneficiary is survived by such designated beneficiary.

If the Adoption Agreement provides that a Participant's Domestic Partner is treated as a Spouse for certain Plan provisions, a Participant's Domestic Partner shall be treated as the Participant's Spouse for purposes of this Section 17.1.

17.2	Spousal Consent Requirements

Any written Spouse consent given pursuant to this Article must acknowledge the effect of the action taken and must be witnessed by a Plan representative or a notary public. In addition, the Spouse's consent must specify the non-Spouse Beneficiary designated by the Participant and that such Beneficiary may not be changed without written spousal consent. If permitted by the Administrator, instead of limiting consent to the specific Beneficiary designated by the Participant on the election, the Spouse's consent may acknowledge that the Spouse has the right to limit such consent, but permit the Participant to change the designated Beneficiary without the Spouse's further consent. A Participant's Spouse will be deemed to have given written consent to the Participant's designation of Beneficiary if the Participant establishes to the satisfaction of a Plan representative that such consent cannot be obtained because the Spouse cannot be located or because of other circumstances set forth in Code Section 401(a)(11) and regulations issued thereunder. Any written consent given or deemed to have been given by a Participant's Spouse hereunder shall be valid only with respect to the Spouse who signs the consent.

If the Adoption Agreement provides that a Participant's Domestic Partner is treated as a Spouse for certain Plan provisions, a Participant's Domestic Partner shall be treated as the Participant's Spouse for purposes of this Section 17.2.

17.3	Revocation of Beneficiary Designation Upon Divorce

Notwithstanding any other provision of this Article XVII to the contrary, if a Participant designates his Spouse as Beneficiary under the Plan, such designation shall automatically become null and void as of the date of any final divorce or similar decree or order unless either (i) the Participant re-designates such former Spouse as his or her Beneficiary after the date of the fmal decree or order or (ii) such former Spouse is designated as the Participant's Beneficiary under a qualified domestic relations order; provided, however, that such former Spouse shall be the Participant's Beneficiary under this clause (ii) only to the extent required in accordance with the qualified domestic relations order.

Similarly, if the Adoption Agreement provides that a Participant's Domestic Partner is treated as a Spouse for certain Plan provisions, and the Participant designates his Domestic Partner as his Beneficiary under the Plan, such designation shall automatically become null and void as of the date of the dissolution of the domestic partnership unless either (i) the Participant re-designates such former Domestic Partner as his or her Beneficiary after the date of the dissolution or (ii) such former Domestic Partner is designated as the Participant's Beneficiary under a qualified domestic relations order; provided, however, that such former Domestic Partner shall be the Participant's Beneficiary under this clause (ii) only to the extent required in accordance with the qualified domestic relations order.

ARTICLE XVIII
ADMENTISTRATION

18.1	Authority of the Plan Sponsor

The Plan Sponsor, which shall be the administrator for purposes of ERISA and the plan administrator for purposes of the Code, shall be responsible for the administration of the Plan and, in addition to the powers and authorities expressly conferred upon it in the Plan, shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the power and authority to interpret and construe the provisions of the Plan, to make benefit determinations, and to resolve any disputes which arise under the Plan. The Plan Sponsor may employ such attorneys, agents, and accountants as it may deem necessary or advisable to assist in carrying out its duties hereunder. The Plan Sponsor shall be a "named fiduciary" as that term is defined in ERISA Section 402(a)(2). The Plan Sponsor, by action in accordance with the requirements of its organizational authority, may:

(a)

allocate any of the powers, authority, or responsibilities for the operation and administration of the Plan (other than trustee responsibilities as defined in ERISA Section 405(c)(3)) among named fiduciaries; and

(b)	designate a person or persons other than a named fiduciary to carry out any of such powers, authority, or responsibilities;

except that no allocation by the Plan Sponsor of, or designation by the Plan Sponsor with respect to, any of such powers, authority, or responsibilities to another named fiduciary or a person other than a named fiduciary shall become effective unless such allocation or designation shall first be accepted by such named fiduciary or other person in a writing signed by it and delivered to the Plan Sponsor.

18.2	Discretionary Authority

In carrying out its duties under the Plan, including making benefit determinations, interpreting or construing the provisions of the Plan, and resolving disputes, the Plan Sponsor (or any individual to whom authority has been delegated in accordance with Section 18.1) shall have absolute discretionary authority.

Any interpretation of Plan provisions and any findings of fact, including eligibility to participate and eligibility for benefits, made by the Plan Sponsor (or any named fiduciary to whom the Plan Sponsor has allocated authority to make such interpretations and findings of fact) are final and will not be subject to "de novo" review unless shown to be arbitrary and capricious.

18.3	Action of the Plan Sponsor

Any act authorized, permitted, or required to be taken under the Plan by the Plan Sponsor and which has not been delegated in accordance with Section 18.1, may be taken by a majority of the members of the board of directors (or similar governing body) of the Plan Sponsor, either by vote at a meeting, or in writing without a meeting, or by the employee or employees of the Plan Sponsor designated by the board of directors (or similar governing body) to carry out such acts on behalf of the Plan Sponsor. All notices, advice, directions, certifications, approvals, and instructions required or authorized to be given by the Plan Sponsor under the Plan shall be in writing and signed by either (i) a majority of the members of the Plan Sponsor's board of directors (or similar governing body) or by such member or members as may be designated by an instrument in writing, signed by all the members thereof, as having authority to execute such documents on its behalf, or (ii) the Employee or Employees authorized to act for the Plan Sponsor in accordance with the provisions of this Section.

18.4	Claims Review Procedure

Except to the extent that the provisions of any applicable collective bargaining agreement provide another method of resolving claims under the Plan, the provisions of this Section shall control whenever a claim for benefits under the Plan is filed by any person (referred to in this Section as the "claimant") is denied, in whole or in part. The provisions of this Section shall also control whenever a claimant seeks a remedy under any provision of ERISA or other applicable law in connection with any error regarding his benefit under the Plan and such claim is denied, in whole or in part.

(a)	Standard Claims Review: The provisions of this Section 18.4(a) shall apply to any claim that is not subject to review under the provisions of Section 18.4(b) below.

(1)

Whenever the Administrator decides for whatever reason to deny, whether in whole or in part, a claim for benefits filed by a claimant, the Administrator shall transmit to the claimant a written notice of its decision within 90 days of the date the claim was filed or, if special circumstances require an extension, within 180 days of such date. If the claimant does not receive notice from the Administrator regarding disposition of his claim within 90 days of the date his claim for benefits was received by the Administrator (or, if special circumstances require an extension, within 180 days of that date; provided that the delay and the reasons for the delay are communicated to the claimant within the initial 90-day period), the claimant's claim for benefits shall be deemed to have been denied.

The notice shall be written in a manner calculated to be understood by the claimant and shall contain the following information:

(A)	the specific reasons for the denial of the claim;

(B)	specific reference to pertinent Plan provisions on which the denial is based;

(C)	a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such information is necessary;

(D)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim;

(E)

a description of the review procedures and in the event of an adverse review decision, a statement describing any voluntary review procedures and the claimant's right to obtain copies of such procedures; and

(F)

a statement that if the claimant requests a review of the Administrator's decision and the review fiduciary's decision on review is adverse to the claimant, there is no further administrative review following such initial review, and that the claimant then has a right to bring a civil action under ERISA Section 502(a).

The notice shall also include a statement advising the claimant that, within 60 days of the date on which he receives such notice, he may obtain review of the decision of the Administrator in accordance with the procedures set forth in Section 18.4(a)(2) below.

(2)

Within the 60-day period beginning on the earlier of (i) the date the claimant receives notice regarding disposition of his claim or (ii) the date the claimant's claim for benefits is deemed denied hereunder, the claimant or his authorized representative may request that the claim denial be reviewed by filing with the Administrator a written request therefor, which request shall contain the following information:

(A)

the date on which the claimant's request was received by the Administrator provided that the date on which the claimant's request for review was in fact received by the Administrator shall control in the event that the date of the actual filing is later than the date stated by the claimant pursuant to this paragraph;

(B)	the specific portions of the denial of his claim which the claimant requests the Administrator to review;

(C)	a statement by the claimant setting forth the basis upon which he believes the Administrator should reverse its previous denial of his claim for benefits and accept his claim as made; and

(D)	any written or other material (offered as exhibits) which the claimant desires the Administrator to examine in its consideration of his position as stated pursuant to paragraph (C) of this Section.

(3)

Within 60 days of the date determined pursuant to Section 0 (or, if special circumstances require an extension, within 120 days of that date; provided that the delay and the reasons for the delay are communicated to the claimant within the initial 60-day period), the reviewing fiduciary shall conduct a full and fair review of its decision denying the claimant's claim for benefits and shall render its written decision on review to the claimant. The reviewing fiduciary's decision on review shall be written in a manner calculated to be understood by the claimant and shall contain the following information:

(A)	the specific reasons for the denial on review;

(B)	specific reference to pertinent Plan provisions on which the denial is based;

(C)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim;

(D)	a statement describing any voluntary review procedures and the claimant's right to obtain copies of such procedures; and

(E)	a statement that there is no further administrative review of the reviewing fiduciary's decision upon review, and that the claimant has a right to bring a civil action under ERISA Section 502(a).

(b)

Disability Claims Review: The provisions of this Section 18.4(b) shall apply to any claim that requires a determination as to whether or not a Participant is disabled, unless disability is determined under the Plan solely by reference to whether the Participant is entitled to disability benefits under the Social Security Act or under the Employer's long term disability plan.

(1)

Whenever the Administrator decides for whatever reason to deny, whether in whole or in part, a claim for benefits filed by a claimant, the Administrator shall transmit to the claimant a written notice of its decision within 45 days of the date the claim was filed. If special circumstances require an extension, the Administrator will notify the claimant before the end of the 45-day review period that additional review time is necessary. The notice will:

(A)	specify the circumstances requiring a delay and the date a decision is expected to be made;

(B)	explain the standards for approving a disability claim;

(C)	state the unresolved issues that prevent the Administrator from reaching a decision; and

(D)	describe any additional information needed to resolve the issues.

Unless the Administrator requires additional information from the Participant to process the disability claim, the review period cannot be extended beyond an additional 30 days. If the Administrator requires additional information from the Participant to process the disability claim, the Participant must respond within 45 days of the date the notice is provided and the review period may be extended accordingly. If special circumstances require a further extension, the Administrator will notify the claimant before the end of the initial 30-day extension that additional review time is necessary and the date by which a fmal decision is expected.

If within 45 days of the date his claim for benefits was received by the Administrator the claimant does not receive notice from the Administrator either disposing of his claim or requesting an extension of the review period, the claimant's claim for benefits shall be deemed to have been denied. Similarly, if the Administrator notifies the Participant that the review period has been extended, but does not provide further notice within the prescribed review period, the claimant's claim for benefits shall be deemed to have been denied.

(2)	The notice denying a claimant's claim for disability benefit shall be written in a manner calculated to be understood by the claimant and shall contain the following information:

(A)	the specific reasons for the denial of the claim;

(B)	specific reference to pertinent Plan provisions on which the denial is based;

(C)	a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such information is necessary;

(D)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claimant's claim;

(E)	if the claim denial is based on an internal rule, guideline, protocol, or other similar provision, a statement that a copy of the provision is available upon request, free of charge;

(F)

if the claim denial is based on an exclusion or limit (such as a medical necessity requirement or an experimental treatment exclusion) that an explanation of the scientific or clinical judgment applying the exclusion or limit is available upon request, free of charge;

(G)

a description of the review procedures and in the event of an adverse review decision, a statement describing any voluntary review procedures and the claimant's right to obtain copies of such procedures; and

(H)

a statement that if the claimant requests a review of the Administrator's decision and the reviewing fiduciary's decision on review is adverse to the claimant, there is no further administrative review following such initial review, and that the claimant then has a right to bring a civil action under ERISA Section 502(a).

The notice shall also include a statement advising the claimant that, within 180 days of the date on which he receives such notice, he may obtain review of the decision of the Administrator in accordance with the procedures set forth in Section 18.4(b)(3) below.

(3)

Within the 180-day period beginning on the earlier of (A) the date the claimant receives notice regarding disposition of his claim or (B) the date the claimant's claim for benefits is deemed denied hereunder, the claimant or his authorized representative may request that the claim denial be reviewed by filing with the Administrator a written request therefor, which request shall contain the following information:

(A)

the date on which the claimant's request was received by the Administrator provided that the date on which the claimant's request for review was in fact received by the Administrator shall control in the event that the date of the actual filing is later than the date stated by the claimant pursuant to this paragraph;

(B)	the specific portions of the denial of his claim which the claimant requests the Administrator to review;

(C)	a statement by the claimant setting forth the basis upon which he believes the Administrator should reverse its previous denial of his claim for benefits and accept his claim as made; and

(D)	any written or other material (offered as exhibits) which the claimant desires the Administrator to examine in its consideration of his position as stated pursuant to paragraph (C) of this Section.

(4)

Review of a disability claim that has been denied in accordance with the provisions of Sections 18.4(b)(1) and (2) will be conducted by a Plan fiduciary who is different from and not subordinate to the fiduciary who denied the claim. If the original claim was denied based on a medical judgment, the reviewing fiduciary shall consult with an appropriate health care professional who (i) was not consulted on the original claim and (ii) is not subordinate to someone who was consulted on the original claim. Any medical or vocational experts who were consulted on the original claim must be identified during the review. The claimant may request, in writing, a list of such experts.

(5)

Within 45 days of the date determined pursuant to Section 18.4(b)(3)(A), the reviewing fiduciary shall conduct a full and fair review of the original decision denying the claimant's claim for benefits and shall render its written decision on review to the claimant. The reviewing fiduciary's decision on review shall be written in a manner calculated to be understood by the claimant and shall contain the following information:

(A)	the specific reasons for the denial on review;

(B)	specific reference to pertinent Plan provisions on which the denial is based;

(C)

a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim;

(D)	if the claim denial is based on an internal rule, guideline, protocol, or other similar provision, a statement that a copy of the provision is available upon request, free of charge;

(E)

if the claim denial is based on an exclusion or limit (such as a medical necessity requirement or an experimental treatment exclusion) that an explanation of the scientific or clinical judgment applying the exclusion or limit is available upon request, free of charge;

(F)	a statement describing any voluntary review procedures and the claimant's right to obtain copies of such procedures; and

(G)

the following statement: "You and your Plan may have other voluntary alternative dispute resolution options, such as mediation. One way to find out what may be available is to contact your local U.S. Department of Labor Office and your State insurance regulatory agency."

18.5	Special Rules Applicable to Claims Related to Investment Errors

Any person alleging that there has been a failure or error in implementing investment directions with respect to a Participant's Account must file a claim with the Administrator on or before the earlier of (a) 60 days (or such other number of days prescribed by the Administrator) from the mailing of a trade confirmation, account statement, or any other document, from which the error can be discovered, or (b) 1 year from the date of the transaction related to the error. Any claim filed outside of such period shall be limited to the benefit that would have been determined if the claim were timely filed, and therefore any adjustments shall be calculated for such period only.

18.6	Exhaustion of Remedies and Limitation on Filing Civil Action

No civil action for benefits under the Plan shall be brought unless and until the aggrieved person has:

(a)	submitted a timely claim for benefits in accordance with the provisions of the Plan;

(b)	been notified by the Administrator that the claim has been denied (or such claim is deemed denied);

(c)	filed a written request for a review of the claim in accordance with Section 18.4(a)(2) or 18.4(b)(3), as applicable;

(d)	been notified in writing of an adverse benefit determination on review; and

(e)	filed the civil action within 12 months of the date he receives a final adverse determination of his claim on review.

Notwithstanding the foregoing, an aggrieved person who fails to engage in or exhaust the claims and review procedures established under the Plan before bringing a claim for benefits under the Plan, based on a claim of futility or any other grounds, must file such action within 12 months of the first date he or she allegedly became entitled to the benefits at issue, based on the facts or conduct he or she alleges give rise to the claim. The foregoing shall not relieve a person from engaging in and exhausting the claims and review procedures established under the Plan. A claimant who fails to file a civil action within the applicable 12-month period will lose all rights to bring a civil action thereafter.

18.7	Grounds for Judicial Review

Any civil action by an aggrieved person shall be based solely on the contentions advanced by the aggrieved person in the administrative review process and the judicial review will be limited to the Plan document and the record developed during the administrative review process.

18.8	Qualified Domestic Relations Orders

The Plan Sponsor shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Code Section 414(p) and regulations issued thereunder.

18.9	Correction of Erroneous Payments and Overpayments

If payment is made from the Plan to any individual to whom no payment should have been made or the amount paid to an individual exceeds the amount to which such individual is entitled under the Plan, the Plan has an equitable lien on the erroneous payment or the overpayment. The Administrator may correct the erroneous payment or the overpayment using any one or a combination of the following methods:

(a)

The Administrator may offset, set off, or obtain restitution of all or any part of future payments from the Plan to the individual until the erroneous payment or the overpayment is entirely recouped by the Plan.

(b)

The Administrator may request the individual to repay to the Plan the amount of the erroneous payment or the overpayment and, if repayment is not made voluntarily, take any action deemed by the Administrator to be reasonable and necessary to compel repayment, including, but not limited to, instituting legal proceedings against the individual.

(c)

If permitted by the Plan Sponsor, the Administrator may take any reasonable action, including applying forfeitures that would otherwise offset Plan expenses or the Employers' contributions as a correction to make the Plan whole as to any erroneous payment or overpayment.

(d)	The Administrator may take appropriate action in accordance with the provisions of Section 21.21.

18.10	Indemnification

In addition to whatever rights of indemnification the members of the Plan Sponsor's board of directors (or similar governing body) or any employee or employees of the Plan Sponsor to whom any power, authority, or responsibility is delegated pursuant to Section 18.1, may be entitled under the articles of incorporation or regulations of the Plan Sponsor, under any provision of law, or under any other agreement, the Plan Sponsor shall satisfy any liability actually and reasonably incurred by any such person or persons, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement (other than amounts paid in settlement not approved by the Plan Sponsor), in connection with any threatened, pending or completed action, suit, or proceeding which is related to the exercising or failure to exercise by such person or persons of any of the powers, authority, responsibilities, or discretion as provided under the Plan, or reasonably believed by such person or persons to be provided hereunder, and any action taken by such person or persons in connection therewith, unless the same is judicially determined to be the result of such person or persons' gross negligence or willful misconduct.

18.11	Prudent Man Standard of Care

Any fiduciary under the Plan shall discharge his duties under the Plan solely in the interests of Participants and Beneficiaries and, in accordance with the requirements of ERISA Section 404(a)(1)(B), with the care, skill, prudence, and diligence under the prevailing circumstances that a prudent man acting in a like capacity and familiar with such matters would use in conducting an enterprise of like character with like aims.

18.12	Actions Binding

Subject to the provisions of Section 18.4, any action taken by the Plan Sponsor which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers, the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Employers or the Trustee.

ARTICLE XIX
AMENDMENT AND TERMINATION

19.1	Amendment by Plan Sponsor

Subject to the provisions of Section 19.3, the Plan Sponsor may at any time and from time to time, either prospectively or retroactively, amend the Plan. Any such amendment shall be by means of a written instrument executed in the name of the Plan Sponsor by its duly authorized representatives.

19.2	Amendment by Volume Submifter Practitioner

In the event that there is a change in the law applicable to the Plan, as reflected in the Code, regulations issued thereunder, revenue rulings, or other statements published by the Internal Revenue Service, the "volume submitter practitioner" (as defined in Section 19.2(b) below) may amend the Plan to comply with such changes on behalf of the Plan Sponsors who have adopted its "specimen plan" (as defined in Section 19.2(a) below) prior to the date that its "specimen plan" is amended to comply with such change. In addition, the "volume submitter practitioner" may amend the Plan to correct its prior approved "specimen plan."

The "volume submitter practitioner" shall maintain, or have maintained on its behalf, a record of the Plan Sponsors adopting its "specimen plan." The "volume submitter practitioner" shall make reasonable and diligent efforts to ensure that a copy of any amendment adopted hereunder is provided to each Plan Sponsor at the Plan Sponsor's last known address, as shown in the record maintained in accordance with the preceding sentence. The "volume submitter practitioner" shall make reasonable and diligent efforts to ensure that each Plan Sponsor adopts new documents when necessary.

An amendment made by the "volume submitter practitioner" in accordance with the provisions of this Section may be made effective on a date prior to the first day of the Plan Year in which it is adopted if, in published guidance, the Internal Revenue Service either permits or requires such an amendment to be made to enable the Plan and Trust to satisfy the applicable requirements of the Code and all requirements for the retroactive amendment are satisfied.

The "volume submitter practitioner" may not amend a Plan on behalf of a Plan Sponsor if (a) the Plan Sponsor modifies the "specimen plan" to incorporate a type of plan or provision that is not permitted under the volume submitter program, as described in applicable Revenue Procedures or other statements of the Internal Revenue Service, (b) the Internal Revenue Service has advised the Plan Sponsor that the Plan modifies the "specimen plan" in such a manner or to such an extent that the Plan must be treated as an individually-designed plan and will not receive the extended 6-year remedial amendment cycle applicable to volume submitter plans, or (c) the Plan Sponsor's Plan does not attain or retain qualified status under Code Section 401(a).

For purposes of this Section, the following terms have the following meanings:

(a)	The "specimen plan" means the plan with respect to which the Internal Revenue Service has issued an advisory letter to the "volume submitter practitioner."

(b)	The "volume submifter practitioner" means Thompson Hine, LLP d/b/a Plan Document Systems.

19.3	Limitation on Amendment

To the extent protected by Code Section 411(d)(6) or other applicable law, the Plan Sponsor shall make no amendment to the Plan which shall decrease the accrued benefit of any Participant or Beneficiary or eliminate an optional form of benefit, except as otherwise provided in Section 16.10 of the Plan. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust to revert to an Employer or any Related Employer or be used or be diverted to purposes other than the exclusive benefit of Participants and Beneficiaries. The Plan Sponsor shall make no retroactive amendment to the Plan unless such amendment satisfies the requirements of Code Section 401(b) and/or Section 1.401(a)(4)-11(g) of the Treasury regulations, as applicable.

19.4	Termination

The Plan Sponsor reserves the right, by board of directors' resolution or similar action, to terminate the Plan as to all Employers at any time (the effective date of such termination being hereinafter referred to as the "termination date"). Upon any such termination of the Plan, the following actions shall be taken for the benefit of Participants and Beneficiaries:

(a)

As of the termination date, each Investment Fund shall be valued and all Accounts and Sub-Accounts shall be adjusted in the manner provided in Article XI, with any unallocated contributions being allocated as of the termination date in the manner otherwise provided in the Plan. Notwithstanding any other provision of the Plan to the contrary (including any provision of the Adoption Agreement), the Administrator may direct that unallocated forfeitures shall be used to pay expenses in connection with the termination. Any forfeitures remaining shall be allocated among Participants in the manner otherwise provided in the Adoption Agreement or Section 14.4, as applicable. The termination date shall become a Valuation Date for purposes of Article XI. In determining the net worth of the Trust, there shall be included as a liability such amounts as shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the property of the Trust, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

(b)

All Accounts shall then be disposed of to or for the benefit of each Participant or Beneficiary in accordance with the provisions of Article XV as if the termination date were his Settlement Date; provided, however, that notwithstanding the provisions of Article XV, if the Plan does not offer an annuity option and if neither his Employer nor a Related Employer establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7)), the Participant's written consent to the commencement of distribution shall not be required regardless of the value of the vested portions of his Account.

(c)

Notwithstanding the provisions of paragraph (b) of this Section, no distribution shall be made to a Participant of any portion of the balance of his 401(k) Contributions Sub-Account prior to his severance from employment (other than a distribution made in accordance with Article XIII or required in accordance with Code Section 401(a)(9)) unless (i) neither his Employer nor a Related Employer establishes or maintains another defined contribution plan (other than an employee stock ownership plan as defined in Code Section 4975(e)(7), a tax credit employee stock ownership plan as defined in Code Section 409, a simplified employee pension plan as defined in Code Section 408(k), a SIMPLE IRA plan as defined in Code Section 408(p), a plan or contract described in Code Section 403(b) or a plan described in Code Section 457(b) or (f)) either at the time the Plan is terminated or at any time during the period ending 12 months after distribution of all assets from the Plan; provided, however, that this provision shall not apply if fewer than 2% of the Eligible Employees under the Plan were eligible to participate at any time in such other defined contribution plan during the 24- month period beginning 12 months before the Plan termination, and (ii) the distribution the Participant receives is a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I), (II), (III), and (IV) of sub-paragraph (D)(i) thereof.

Notwithstanding anything to the contrary contained in the Plan, upon any such Plan termination, the vested interest of each Participant and Beneficiary in his Employer Contributions Sub-Account shall be 100%; and, if there is a partial termination of the Plan, the vested interest of each Participant and Beneficiary who is affected by the partial termination in his Employer Contributions Sub-Account shall be 100%. For purposes of the preceding sentence only, the Plan shall be deemed to terminate automatically if there shall be a complete discontinuance of contributions hereunder by all Employers.

19.5	Reorganization

The merger, consolidation, or liquidation of any Employer with or into any other Employer or a Related Employer shall not constitute a termination of the Plan as to such Employer. If the Adoption Agreement provides that distribution is only permitted upon severance from service, if an Employer disposes of substantially all of the assets used by the Employer in a trade or business or disposes of a subsidiary and in connection therewith one or more Participants terminates employment but continues in employment with the purchaser of the assets or with such subsidiary, no distribution from the Plan shall be made to any such Participant from his 401(k) Contributions Sub-Account prior to his severance from employment (other than a distribution made in accordance with Article XIII or required in accordance with Code Section 401(a)(9)), except that a distribution shall be permitted to be made in such a case, subject to the Participant's consent (to the extent required by law), if (i) the distribution would constitute a "lump sum distribution" as defined in Code Section 402(e)(4), without regard to clauses (I), (II), (III), or (IV) of subparagraph (D)(i) thereof, (ii) the Employer continues to maintain the Plan after the disposition, (iii) the purchaser does not maintain the Plan after the disposition, and (iv) the distribution is made by the end of the second calendar year after the calendar year in which the disposition occurred.

19.6	Withdrawal of an Employer

An Employer other than the Plan Sponsor may withdraw from the Plan at any time upon notice in writing to the Administrator (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"), and shall thereupon cease to be an Employer for all purposes of the Plan. An Employer shall be deemed automatically to withdraw from the Plan in the event of its complete discontinuance of contributions or, unless the Plan is a multiple employer plan pursuant to the Adoption Agreement, it ceases to be a Related Employer of the Plan Sponsor or any other Employer.

If the Plan is not a multiple employer plan, in the event of any such withdrawal of an Employer, the withdrawing Employer shall determine whether a partial termination has occurred with respect to its Employees. In the event that the withdrawing Employer determines a partial termination has occurred, the action specified in Section 19.4 shall be taken as of the withdrawal date, as on a termination of the Plan, but with respect only to Participants who are employed solely by the withdrawing Employer, and who, upon such withdrawal, are neither transferred to nor continued in employment with any other Employer or a Related Employer. The interest of any Participant employed by the withdrawing Employer who is transferred to or continues in employment with any other Employer or a Related Employer, and the interest of any Participant employed solely by an Employer or a Related Employer other than the withdrawing Employer, shall remain unaffected by such withdrawal; no adjustment to his Accounts shall be made by reason of the withdrawal; and he shall continue as a Participant hereunder subject to the remaining provisions of the Plan.

19.7	Effect of Failure to Qualify Under Code.

Notwithstanding any other provision of the Plan to the contrary, if the Plan maintained by an Employer using the "volume submitter practitioner's" "specimen plan" plan fails to qualify or remain qualified under Code Section 401(a), the Plan as maintained by such Employer may no longer participate in this volume submitter plan arrangement and shall be considered an individually-designed plan.

ARTICLE XX
ADOPTION BY OTHER COMPANIES

20.1	Adoption by Other Companies

Those companies that have adopted the Plan with the Plan Sponsor's consent shall be Employers under the Plan. Adoption of the Plan shall be by appropriate action in accordance with the adopting entity's organizational authority. Consent of the Plan Sponsor may be evidenced by the Plan Sponsor's action, by written authorization, or by any other evidence illustrating the Plan Sponsor's intent to permit adoption of the Plan by the other company. Unless the Adoption Agreement provides that the Plan is a multiple employer plan, no entity other than a Related Employer may adopt the Plan.

20.2	Effective Plan Provisions

An Employer who adopts the Plan shall be bound by the provisions of the Plan in effect at the time of the adoption and as subsequently in effect because of any amendment to the Plan.

ARTICLE XXI
MISCELLANEOUS PROVISIONS

21.1	No Commitment as to Employment

Nothing contained herein shall be construed as a commitment or agreement upon the part of any person to continue his employment with an Employer or Related Employer, or as a commitment on the part of any Employer or Related Employer to continue the employment, compensation, or benefits of any person for any period.

21.2	Benefits

Nothing in the Plan or the Trust Agreement shall be construed to confer any right or claim upon any person, firm, or corporation other than the Employers, the Trustee, Participants, and Beneficiaries.

21.3	No Guarantees

None of the Employers, the Plan Sponsor, the Investment Fiduciary, the Administrator, or the Trustee guarantees the Trust from loss or depreciation, nor do they guarantee the payment of any amount which may become due to any person hereunder.

21.4	Expenses

Reasonable expenses of administration of the Plan, including the expenses of the Administrator and fees of the Trustee, may be paid from Plan assets as provided in the Adoption Agreement. If provided in the Adoption Agreement, forfeitures may be used to pay Plan expenses.

21.5	Precedent

Except as otherwise specifically provided, no action taken in accordance with the Plan shall be construed or relied upon as a precedent for similar action under similar circumstances.

21.6	Duty to Furnish Information

Each of the Employers, the Plan Sponsor, the Investment Fiduciary, the Administrator, and the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that the other reasonably deems necessary to perform its duties hereunder or otherwise imposed by law.

21.7	Merger, Consolidation, or Transfer of Plan Assets

The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).

21.8	Condition on Employer Contributions

Notwithstanding anything to the contrary contained in the Plan or the Trust Agreement, any contribution of an Employer hereunder is conditioned upon the continued qualification of the Plan under Code Section 401(a), the exempt status of the Trust under Code Section 501(a), and the deductibility of the contribution under Code Section 404 and the exempt status of the Trust under Code Section 501(a). Except as otherwise provided in this Section and Section 21.9, however, in no event shall any portion of the property of the Trust ever revert to or otherwise inure to the benefit of an Employer or any Related Employer.

21.9	Return of Contributions to an Employer

Notwithstanding any other provision of the Plan or the Trust Agreement to the contrary, in the event any contribution of an Employer made hereunder:

(a)	is made under a mistake of fact, or

(b)	is disallowed as a deduction under Code Section 404,

such contribution may be returned to the Employer within one year after the payment of the contribution or the disallowance of the deduction to the extent disallowed, whichever is applicable. If the contribution is returned because of a mistake of fact, the amount returned will be reduced for any losses experienced by the Trust Fund. In the event the Plan does not initially qualify under Code Section 401(a), any contribution of an Employer made hereunder may be returned to the Employer within one year of the date of denial of the initial qualification of the Plan, but only if an application for determination was made within the period of time prescribed under ERISA Section 403(c)(2)(B).

21.10	Validity of Plan

The validity of the Plan shall be determined and the Plan shall be construed and interpreted in accordance with the laws of the state or commonwealth in which the Trustee has its principal place of business or, if the Trustee is an individual or group of individuals, the state or commonwealth in which the Plan Sponsor has its principal place of business, except as preempted by applicable Federal law. The invalidity or illegality of any provision of the Plan shall not affect the legality or validity of any other part thereof.

21.11	Trust Agreement

If Plan assets are to be held outside of any insurance contract, or group annuity contract that would, except for the fact that it is not a trust, constitute a qualified trust under Code Section 401, a separate Trust Agreement shall be adopted by the Plan Sponsor. If such Trust Agreement has not been approved by the Internal Revenue Service for use with this volume submitter plan, the provisions of the Trust Agreement shall be treated as modifications to the pre-approved specimen plan.

The Trust Agreement and the Trust maintained thereunder shall be deemed to be a part of the Plan as if fully set forth herein and the provisions of the Trust Agreement are hereby incorporated by reference into the Plan.

21.12	Parties Bound

The Plan shall be binding upon the Employers, all Participants and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.

21.13	Application of Certain Plan Provisions

For purposes of the general administrative provisions and limitations of the Plan, a Participant's Beneficiary or alternate payee under a qualified domestic relations order shall be treated as any other person entitled to receive benefits under the Plan. Upon any termination of the Plan, any such Beneficiary or alternate payee under a qualified domestic relations order who has an interest under the Plan at the time of such termination, which does not cease by reason thereof, shall be deemed to be a Participant for all purposes of the Plan. A Participant's Beneficiary, if the Participant has died, or alternate payee under a qualified domestic relations order shall be treated as a Participant for purposes of directing investments as provided in Article X.

21.14	Merged Plans

In the event another defined contribution plan (the "merged plan") is merged into and made a part of the Plan, each Employee who was eligible to participate in the "merged plan" immediately prior to the merger shall become an Eligible Employee on the date of the merger. In no event shall a Participant's vested interest in his Sub-Account attributable to amounts transferred to the Plan from the "merged plan" (his "transferee Sub-Account") on and after the merger be less than his vested interest in his account under the "merged plan" immediately prior to the merger. Notwithstanding any other provision of the Plan to the contrary, a Participant's service credited for eligibility and vesting purposes under the "merged plan" as of the merger, if any, shall be included as Eligibility and Vesting Service under the Plan to the extent Eligibility and Vesting Service are credited under the Plan.

21.15	Application of Plan Provisions in Multiple Employer Plans

Notwithstanding any other provision of the Plan to the contrary, if one of the Employers adopting the Plan is not a Related Employer of the Sponsor, the Plan shall be administered as a multiple employer plan in accordance with the provisions of Code Section 413(c). Notwithstanding any other provision of the Plan to the contrary, the following special rules shall apply:

(a)	The Plan Sponsor and each participating Employer shall be treated as a single Employer for the following purposes:

(1)	crediting Eligibility and Vesting Service; and

(2)	determining whether a Participant has had a severance of employment.

(b)	The requirements of Code Sections 402(g), 414(v), and 415 shall be applied to the Plan as a whole.

(c)	If a Participant is a 5% owner of a participating Employer, his Required Beginning Date shall be determined based on the rules applicable to 5% owners for all Plan purposes.

(d)	Each Employer or group of Employers that is not a Related Employer of another Employer shall be treated as a separate Employer for purposes of the following:

(1)	contributions to the Plan;

(2)	Highly Compensated Employee determinations;

(3)	application of the minimum coverage requirements under Code Section 410(b);

(4)	application of the nondiscrimination requirements under Code Section 401(a)(4);

(5)	application of the ADP test described in Section 7.4;

(6)	application of the ACP test described in Section 7.7;

(7)	application of the top heavy requirements under Article XXII; and

(8)	application of such other Plan provisions as the Plan Sponsor determines to be appropriate, subject to the provisions of (a), (b), and (c) above.

21.16	Special Rules Applicable to Participants Absent Due to Military Service

Notwithstanding any other provision of the Plan to the contrary, contributions, benefits, and service credit with respect to qualified military service shall be provided in accordance with Code Section 414(u) and the regulations thereunder. The Administrator shall notify the Trustee of any Participant with respect to whom additional contributions are made because of qualified military service. Additional contributions made to the Plan pursuant to Code Section 414(u) shall be treated as 401(k) Contributions (if 401(k) Contributions are provided in the Adoption Agreement, including if provided in the Adoption Agreement to the extent designated by the Participant, Roth 401(k) Contributions), After-Tax Contributions, Matching Contributions, Nonelective Contributions, or Qualified Nonelective Contributions based on the character of the contribution they are intended to replace; provided, however, that the Plan shall not be treated as failing to meet the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(12), 401(k)(13), 401(m), 410(b) or 416 by reason of the making of or the right to make such contribution.

For purposes of this Section, the following shall apply:

(a)

If provided in the Adoption Agreement, a Participant who dies while performing qualified military service shall be treated as having returned to employment as a Covered Employee immediately prior to his death and shall be entitled to have additional Nonelective Contributions, Qualified Nonelective Contributions, Safe Harbor Nonelective Contributions, and Matching Contributions made to his Account. If provided in the Adoption Agreement, the amount of any Matching Contributions (including Qualified Matching Contributions and Safe Harbor Matching Contributions) to be made on the deceased Participant's behalf for the period of such military leave shall be determined assuming that while on military leave the Participant made contributions eligible for the match equal to the Participant's average actual contributions for (a) the 12-consecutive-month period of service with his Employer immediately preceding his period of qualified military service or (b), if the Participant has fewer than 12 months of service with his Employer prior to such military service, his actual length of continuous service with the Employer prior to such military service. All employees of the Employers and any Related Employers who die while performing qualified military service must receive plan contributions on reasonably equivalent terms.

(b)

If provided in the Adoption Agreement, a Participant who becomes disabled while performing qualified military service and cannot therefore return to employment as a Covered Employee shall nevertheless be treated as having returned to covered employment immediately prior to his disability date and shall be entitled to have additional Nonelective Contributions, Qualified Nonelective Contributions, and Safe Harbor Nonelective Contributions made to his Account. The amount of any Matching Contributions to be made on behalf of the disabled Participant shall be determined as provided in the Adoption Agreement.

If provided in the Adoption Agreement, such a disabled Participant shall also be entitled to make 401(k) and/or After-Tax Contributions for his period of military leave up to the date he became disabled in an amount up to the maximum amount he would have been permitted to contribute under Code Section 414(u)(8)(c) if he had actually returned to employment immediately prior to his disability date. The Administrator shall designate the period in which the disabled Participant must make such contributions hereunder.

(c)

If provided in the Adoption Agreement, a Participant who becomes disabled while performing qualified military service shall be credited with Vesting Service for his period of military leave as if he returned to employment immediately prior to the date he became disabled and then terminated employment on his disability date.

(d)

The Administrator shall determine whether a Participant is disabled on the basis of medical evidence satisfactory to it. All Employees of the Employers and any Related Employers who become disabled while performing qualified military service must receive plan contributions and service credit on reasonably equivalent terms.

(e)

Notwithstanding any provision of the Plan to the contrary, if a Participant who is absent from employment as a Covered Employee because of military service dies after December 31, 2006, while performing qualified military service (as defined in Code Section 414(u)), the Participant shall be treated as having returned to employment as a Covered Employee on the day immediately preceding his death for purposes of determining the Participant's vested interest in his Account (e.g., his Vesting Service) and his Beneficiary's eligibility for death benefits under the Plan.

21.17	Delivery of Cash Amounts

To the extent the Plan requires Employers to deliver cash amounts to the Trustee, such delivery may be made through any means acceptable to the Trustee, including wire transfer.

21.18	Written Communications

Any communication among the Employers, the Plan Sponsor, the Administrator, and the Trustee that is stipulated under the Plan to be made in writing may be made in any medium that is acceptable to the receiving party and permitted under applicable law.

21.19	Trust to Trust Transfer

Any Employee, including an Employee who has not yet satisfied any age and/or service requirements to become an Eligible Employee under the Plan, may, with the approval of the Administrator, have Transfer Contributions made to the Plan on his behalf by causing assets to be directly transferred by the trustee of another qualified retirement plan to the Trustee of the Plan.

Amounts contributed to the Plan through a direct rollover shall not constitute Transfer Contributions.

Transfer Contributions made on behalf of an Employee shall be deposited in the Trust and credited to a Transfer Contributions Sub-Account established in the Employee's name. Such Sub-Account shall share in the allocation of earnings, losses, and expenses of the Trust Fund(s) in which it is invested, but shall not share in allocations of Employer Contributions.

In the event a Transfer Contribution is made on behalf of an Employee who has not yet satisfied the requirements to become an Eligible Employee under the Plan, such Transfer Contributions Sub-Account shall represent the Employee's sole interest in the Plan until he becomes an Eligible Employee.

21.20	Transferred Funds

If funds from another qualified plan are transferred or merged into the Plan, such funds shall be held and administered in accordance with any restrictions applicable to them under such other plan to the extent required by law and shall be accounted for separately to the extent necessary to accomplish the foregoing.

21.21	Plan Correction Procedures

The Plan Sponsor shall take such action as it deems necessary to correct any Plan failure, including, but not limited to, operational failures, documentation failures (such as a failure to timely amend), failures affecting Plan qualification, etc. Subject to the requirements of the Employee Plans Compliance Resolution System, as set forth in Revenue Procedure 2013-12, or any superseding guidance ("EPCRS"), the Plan Sponsor may adopt any correction method that it deems appropriate under the circumstances. In addition to any correction method specified in the Plan, the Plan Sponsor may, where appropriate, make correction in accordance with EPCRS, including the making of a Qualified Nonelective Contribution permitted under EPCRS, but not otherwise provided under the Plan.

In the event of a fiduciary breach or a prohibited transaction, correction shall be made in accordance with the requirements of ERISA and the Code.

ARTICLE XXII
TOP-HEAVY PROVISIONS

22.1	Special Definitions

For purposes of this Article, the following terms shall have the following meanings:

(a)	The "compensation" of an Employee means his "415 compensation", as defined in the Adoption Agreement.

(b)

The "determination date" with respect to any Plan Year means the last day of the preceding Plan Year, except that the "determination date" with respect to the first Plan Year of the Plan, shall mean the last day of such Plan Year.

(c)

The "distribution period" means (i) for any distribution made to an employee on account of severance from employment, death, disability, or termination of a plan which would have been part of the "required aggregation group" had it not been terminated, the 1-year period ending on the "determination date" and (ii) for any other distribution, the 5-year period ending on the "determination date".

(d)

A "key employee" means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the "determination date" was an officer of an Employer or a Related Employer having annual "compensation" greater than the dollar amount specified in Code Section 416(i)(1)(A)(i) adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002 (e.g. $165,000 for Plan Years beginning in 2012), a 5% owner of an Employer or a Related Employer, or a 1% owner of an Employer or a Related Employer having annual "compensation" of more than $150,000. The determination of who is a "key employee" will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

(e)	A "non-key employee" means any Employee who is not a "key employee".

(f)

A "permissive aggregation group" means those plans included in each Employer's "required aggregation group" together with any other plan or plans of the Employer, so long as the entire group of plans would continue to meet the requirements of Code Sections 401(a)(4) and 410.

(g)

A "required aggregation group" means the group of tax-qualified plans maintained by an Employer or a Related Employer consisting of each plan in which a "key employee" participates and each other plan that enables a plan in which a "key employee" participates to meet the requirements of Code Section 401(a)(4) or Code Section 410, including any plan that terminated within the 5-year period ending on the relevant "determination date".

(h)

A "top-heavy group" with respect to a particular Plan Year means a "required" or "permissive aggregation group" if the sum, as of the "determination date", of the present value of the cumulative accrued benefits for "key employees" under all defined benefit plans included in such group and the aggregate of the account balances of "key employees" under all defined contribution plans included in such group exceeds 60% of a similar sum determined for all employees covered by the plans included in such group.

(i)

A "top-heavy plan" with respect to a particular Plan Year means (i), in the case of a defined contribution plan (including any simplified employee pension plan), a plan for which, as of the "determination date", the aggregate of the accounts (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) of "key employees" exceeds 60% of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the relevant "valuation date" and increased for any distribution of an account balance made during the "distribution period", (ii), in the case of a defined benefit plan, a plan for which, as of the "determination date", the present value of the cumulative accrued benefits payable under the plan (within the meaning of Code Section 416(g) and the regulations and rulings thereunder) to "key employees" exceeds 60% of the present value of the cumulative accrued benefits under the plan for all employees, with the present value of accrued benefits for employees (other than "key employees") to be determined under the accrual method uniformly used under all plans maintained by an Employer or, if no such method exists, under the slowest accrual method permitted under the fractional accrual rate of Code Section 411(b)(1)(C) and including the present value of any part of any accrued benefits distributed during the "distribution period", and (iii) any plan (including any simplified employee pension plan) included in a "required aggregation group" that is a "top-heavy group". For purposes of this paragraph, the accounts and accrued benefits of a Participant shall be disregarded if the Participant either (A) is not a "key employee" for the current Plan Year, but was a "key employee" in a prior Plan Year or (B) has not performed services for an Employer or a Related Employer during the 1-year period ending on the "determination date". For purposes of this paragraph, the present value of cumulative accrued benefits under a defined benefit plan for purposes of top-heavy determinations shall be calculated using the actuarial assumptions otherwise employed under such plan, except that the same actuarial assumptions shall be used for all plans within a "required" or "permissive aggregation group". A Participant's interest in the Plan attributable to any Rollover Contributions, except Rollover Contributions made from a plan maintained by an Employer or a Related Employer, shall not be considered in determining whether the Plan is top-heavy. Notwithstanding the foregoing, if a plan is included in a "required" or "permissive aggregation group" that is not a "top-heavy group", such plan shall not be a "top-heavy plan".

Notwithstanding the foregoing, a plan that consists solely of a cash or deferred arrangement that satisfies the non-discrimination requirements under Code Section 401(k) by application of Code Section 401(k)(12) or 401(k)(13) and, if matching contributions are provided under such plan, satisfies the non-discrimination requirements under Code Section 401(m) by application of Code Section 401(m)(11) or 401(m)(12) is not a "top-heavy plan".

(j)	The "valuation date" with respect to any "determination date" means the most recent Valuation Date occurring within the 12-month period ending on the "determination date".

22.2	Applicability

Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article shall be applicable during any Plan Year in which the Plan is determined to be a "top-heavy plan" as hereinafter defined. If the Plan is determined to be a "top-heavy plan" and upon a subsequent "determination date" is determined no longer to be a "top-heavy plan", the accelerated vesting provisions in Section 22.4 shall continue to apply for all subsequent Plan Years.

22.3	Minimum Employer Contribution

Except as otherwise specifically provided in this Section or in the Adoption Agreement, if the Plan is determined to be a "top-heavy plan", the Employer shall make an Employer Contribution to the Plan on behalf of each "non-key employee", and, if provided in the Adoption Agreement, each "key employee", who is an Eligible Employee and who is employed by an Employer or a Related Employer on the last day of such top-heavy Plan Year equal to the lesser of (i) 3% of his "compensation" or (ii), in the case where neither the Employers nor any Related Employer maintains a defined benefit plan which uses the Plan to meet the requirements of Code Section 401(a)(4) or 410, the largest percentage of "compensation" that is allocated as an Employer Contribution, forfeiture, and/or 401(k) Contribution to the Account of any "key employee". Unless the Plan Sponsor has specified in the Adoption Agreement that the minimum benefit requirements will be met under the top-heavy defined benefit plan, in lieu of the minimum allocation described in the preceding sentence, the Employer Contributions allocated to the Account of each "non-key employee", and, if provided in the Adoption Agreement, each "key employee", who is employed by an Employer or a Related Employer on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan maintained by an Employer or a Related Employer will be no less than 5% of his "compensation". Any minimum allocation to a "non-key employee", and, if provided in the Adoption Agreement, each "key employee", required by this Section shall be made without regard to any social security contribution made on behalf of the non-key employee, his number of hours of service, his level of "compensation", or whether he declined to make elective or mandatory contributions.

If provided in the Adoption Agreement, in lieu of the minimum top-heavy allocation otherwise required under this Section, each "non-key employee" who is an Eligible Employee and is employed by an Employer or a Related Employer on the last day of a top-heavy Plan Year and who is also covered under a top-heavy defined benefit plan or another top-heavy defined contribution plan or plans maintained by an Employer or a Related Employer will receive the top-heavy benefits provided under the defined benefit plan or the minimum top-heavy allocation provided under such other defined contribution plan or plans, as applicable.

Matching contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of this Section. The preceding sentence shall apply with respect to Matching Contributions under the Plan or, if the Plan minimum contribution requirement shall be met in another plan, matching contributions under such other plan. Matching contributions that are used to satisfy the minimum contribution requirements shall be treated as "matching contributions" for purposes of the ACP test described in Section 7.7 and other requirements of Code Section 401(m).

Employer Contributions allocated to a Participant's Account in accordance with this Section shall be considered annual additions under Article VII for the limitation year for which they are made and shall be accounted for separately. Employer Contributions allocated to a Participant's Account shall be allocated upon receipt among the Investment Funds in accordance with the Participant's currently effective investment election.

22.4	Accelerated Vesting

If the Plan is determined to be a top-heavy plan and a top-heavy vesting schedule applies to prior employer contributions as specified in the Adoption Agreement, a Participant's vested interest in the Sub-Account attributable to such prior employer contributions shall be determined no less rapidly than in accordance with the vesting schedule specified in the Adoption Agreement.

22.5	Exclusion of Collectively-Bargained Employees

Notwithstanding any other provision of this Article, Employees who are covered by an agreement between employee representatives and one or more employers shall not be entitled to a minimum allocation or accelerated vesting under this Article, unless otherwise provided in the collective bargaining agreement.

*       *        *

The Adoption Agreement must contain the signature of an authorized representative of the Employer evidencing the Employer's agreement to be bound by the terms of the Basic Plan Document and the Adoption Agreement.